                                                                   EXHIBIT 10(d)

                            PIZZERIA UNO CORPORATION

                INFORMATION FOR PROSPECTIVE FRANCHISEES REQUIRED
                         BY THE FEDERAL TRADE COMMISSION

To protect you, we've required your Franchisor to give you this information. We haven't checked it and don't know if it's correct. It should help you make up your mind. Study it carefully. While it includes some information about your contract, don't rely on it alone to understand your contract. Read all of your contract carefully. Buying a franchise is a complicated investment. Take your time to decide. If possible, show your contract and this information to an advisor, like a lawyer or an accountant. If you find anything you think may be wrong or anything important that has been left out, you should let us know about it. It may be against the law.

There may also be laws about franchising in your state. Ask your state agencies about them.

                            FEDERAL TRADE COMMISSION
                             WASHINGTON, D.C. 20580

Date of Issuance: January 5, 1999
Control No.________________

                           FRANCHISE OFFERING CIRCULAR
                           FOR FULL-SERVICE RESTAURANT

[LOGO]

                                                        Pizzeria Uno Corporation
                                                              1209 Orange Street
                                                      Wilmington, Delaware 19801
                                                Registered Agent: CT Corporation
                                                                             and
                                                           100 Charles Park Road
                                          West Roxbury, Massachusetts 02132-4985
                                                                  (617) 323-9200

      You will operate a casual theme pizza restaurant.

      The initial franchise fee is $35,000. The initial development fee is $22,500 for each restaurant to be developed, $17,500 of which will be applied to the initial franchise fee for each franchise agreement described in a development schedule contained in the development agreement. The estimated initial investment (3 months) for a single restaurant ranges from $771,600 to $2,067,000.

      Risk factors:

      1. THE FRANCHISE AGREEMENT AND DEVELOPMENT AGREEMENT PERMIT THE FRANCHISEE TO SUE US ONLY IN MASSACHUSETTS. OUT OF STATE LITIGATION MAY FORCE YOU TO ACCEPT A LESS FAVORABLE SETTLEMENT FOR DISPUTES. IT MAY ALSO COST MORE TO SUE US IN OTHER THAN YOUR HOME STATE. STATE FRANCHISE REGISTRATION AND RELATIONSHIP LAWS MAY AFFECT THE ENFORCEABILITY OF CHOICE OF VENUE PROVISIONS (SEE UNIFORM UFOC ADDENDUM AND STATE AMENDMENTS TO THE FRANCHISE AGREEMENT).

      2. THE FRANCHISE AGREEMENT AND DEVELOPMENT AGREEMENT STATE THAT MASSACHUSETTS LAW GOVERNS THE AGREEMENTS, AND THIS LAW MAY NOT PROVIDE THE SAME PROTECTIONS AND BENEFITS AS LOCAL LAW. YOU MAY WANT TO COMPARE THESE LAWS. STATE FRANCHISE REGISTRATION AND RELATIONSHIP LAWS OFTEN PROVIDE THAT CHOICE OF LAW PROVISIONS ARE VOID OR SUPERSEDED TO THE EXTENT THAT CHOICE OF A DIFFERENT STATE'S LAW WOULD DENY A FRANCHISEE OR DEVELOPER THE PROTECTIONS IT WOULD BE ENTITLED TO UNDER LOCAL LAW. YOU SHOULD INVESTIGATE WHETHER YOUR PURCHASE OF THE FRANCHISE FALLS UNDER THE

            JURISDICTION OF A STATE FRANCHISE REGISTRATION OR RELATIONSHIP LAW (SEE UNIFORM UFOC ADDENDUM AND STATE AMENDMENTS TO THE FRANCHISE AGREEMENT AND THE DEVELOPMENT AGREEMENT).

      3.    THERE MAY BE OTHER RISKS CONCERNING THIS FRANCHISE.

      Information comparing franchisors is available. Call the state administrators listed in Attachment E or your public library for sources of information.

      Registration of this franchise by a state does not mean that the state recommends it or has verified the information in this offering circular. If you learn that anything in the offering circular is untrue, contact the Federal Trade Commission and the applicable state authority listed in Attachment E.

      Date of Issuance: January 5, 1999. This Offering Circular may be registered in certain states which require the pre-sale registration of franchise offerings. The effective date in those states in which this offering is registered is listed on a Uniform Franchise Offering Circular Addendum following this page.

                            PIZZERIA UNO CORPORATION
                              UNIFORM UFOC ADDENDUM

      The following states have statutes which may supersede the Franchise Agreement, the Development Agreement, and other related agreements in your relationship with us. These statutes may affect the enforceability of provisions in the agreements relating to termination; transfer; renewal; covenants not to compete; choice of law; jurisdiction; venue selection; execution of waivers and releases of claims under the statutes; injunctive relief; waiver of rights to jury trial; punitive and liquidated damages, and other remedies; arbitration; and discrimination between franchisees: Ark. Code Ann. ss. 4-72-201 Michie
1993); Cal. Corp. code ss.ss. 31000 - 31516 (West 1994); Cal. Bus. & Prof. Code ss.ss. 20000 - 20043 (West 1994); Conn. Gen. Stat. ss. 42-133e (1994); Del. Code
Ann. tit. 6 ss. 2552 (1993) Haw. Rev. Stat. ss. 482E-1 - 482E-12 (1993); Ill.
Rev. Stat. ch. 815 para. 705/1 - 705/44 (1994); Ind. Code ss.ss. 1 - 51 (1994);
Ind. Code Ann. ss. 23-2-2.7 (West. 1994); Iowa Code ss. 523H.1 - 523H.17 (1994);
Md. Code Ann., Bus. Reg. ss.ss. 14-201 - 14-233 (1994); Mich. Comp. Laws ss.ss.
445.1501 - 445.1545 (1994); Minn. Stat. ss.ss. 8OC.01 - 8OC.22 (1994); Minn.
Stat. ss.ss. 80C.01 - 80C.14 (1994); Miss. Code Ann. ss. 75-24-51 (1993) Mo.
Ann. Stat. ss. 407.400 (Vernon 1994); Neb. Rev. Stat. ss. 87-401 (1993); N.J.
Stat. Ann. ss. 56:10-1 (West 1994); N.Y. Gen. Bus. Law ss.ss. 680 - 695 (1994);
N.D. Cent. Code ss. 51-19-01 (1993); Or. Rev. Stat. ss.ss. 650.005 - 650.085;
R.I. Gen. Laws ss.ss. 19-28.1-1 - 19-28.1-34 (1993); S.D. Codified Laws Ann.
ss.ss. 37-5A-1 - 37-5A-87 (1994); Tex. Rev. Civ. Stat. Ann. art. 16.01 (1994);
Va. Code Ann. ss.ss. 13.1-557 - 13.1-574; Wa. Rev. Code ss.ss. 19.100.010 -
19.100.940 (1994); Wis. Stat. ss.ss. 553.01 - 553.78 (1994); Wis. Stat. ss.ss.
135.01 - 135.07 (1984). These and other states may have fair practice laws and other civil statutes affecting contracts. There may also be state and federal court decisions that affect the enforcement of provisions in the Franchise Agreement, the Development Agreement, and other related agreements.

      A provision in the Franchise Agreement and the Development Agreement which terminates these agreements upon your bankruptcy may not be enforceable under Title 11, United States Code Section 101.

      This Offering Circular is registered, on file or exempt from registration in the following states with franchise registration and disclosure laws:

      California              Effective date:  December 4, 1998
      Hawaii                  Effective date:
      Illinois                Effective date:
      Indiana                 Effective date:  January 5, 1999
      Maryland                Effective date:  January 21, 1999
      Michigan                Effective date:  March 16, 1999
      Minnesota               Effective date:  January 12, 1999
      New York                Effective date:  January 5, 1999
      North Dakota            Effective date:  March 24, 1999
      Rhode Island            Effective date:  January 12, 1999
      South Dakota            Effective date:  January 14, 1999
      Texas                   Effective date:  January 3, 1989
      Virginia                Effective date:  January 8, 1999
      Washington              Effective date:  January 26, 1999
      Wisconsin               Effective date:  January 8, 1999

                       ADDENDUM FOR THE STATE OF HAWAII

THESE FRANCHISES WILL BE/HAVE BEEN FILED UNDER THE FRANCHISE INVESTMENT LAW OF THE STATE OF HAWAII. FILING DOES NOT CONSTITUTE APPROVAL, RECOMMENDATION OR ENDORSEMENT BY THE DIRECTOR OF COMMERCE AND CONSUMER AFFAIRS OR A FINDING BY THE DIRECTOR OF COMMERCE AND CONSUMER AFFAIRS THAT THE INFORMATION PROVIDED HEREIN IS TRUE, COMPLETE AND NOT MISLEADING.

THE FRANCHISE INVESTMENT LAW MAKES IT UNLAWFUL TO OFFER OR SELL ANY FRANCHISE IN THIS STATE WITHOUT FIRST PROVIDING TO THE PROSPECTIVE FRANCHISEE, OR SUBFRANCHISOR, AT LEAST SEVEN DAYS PRIOR TO THE EXECUTION BY THE PROSPECTIVE FRANCHISEE, OF ANY BINDING FRANCHISE OR OTHER AGREEMENT, OR AT LEAST SEVEN DAYS PRIOR TO THE PAYMENT OF ANY CONSIDERATION BY THE FRANCHISE, OR SUBFRANCHISOR, WHICHEVER OCCURS FIRST, A COPY OF THE OFFERING CIRCULAR, TOGETHER WITH A COPY OF ALL PROPOSED AGREEMENTS RELATING TO THE SALE OF THE FRANCHISE.

THIS OFFERING CIRCULAR CONTAINS A SUMMARY ONLY OF CERTAIN MATERIAL PROVISIONS OF THE FRANCHISE AGREEMENT. THE CONTRACT OR AGREEMENT SHOULD BE REFERRED TO FOR A STATEMENT OF ALL RIGHTS, CONDITIONS RESTRICTIONS AND OBLIGATIONS OF BOTH THE FRANCHISOR AND THE FRANCHISEE.

      Registered agent in the state authorized to receive service of process is listed in Attachment A.

                        SUPPLEMENTAL INFORMATION PAGE FOR
                            PIZZERIA UNO CORPORATION
                             REQUIRED BY THIS STATE

1.    Registration Information

            A. This proposed filing is not effective or exempt from registration in any state.

            B. This proposed filing is or will shortly be on file in California, Hawaii, Illinois, Indiana, Maryland, Michigan, Minnesota, New York, North Dakota, Rhode Island, South Dakota, Virginia, Washington and Wisconsin.

            C. No states have refused, by order or otherwise, to register these franchises.

            D. No states have revoked or suspended the right to offer these franchises.

            E. The registration of these franchises has not been withdrawn in any state.

2.    Source of Funds for Establishing New Franchises

      Franchisor estimates that it costs approximately $25,000 to perform its obligations in connection with establishing each franchisee. These expenses are covered by general operating revenues which include income from royalties and franchise fees. Production of advertising materials, menus and certain marketing expenses are covered by the Business Coop Fee.

                      ADDENDUM TO PIZZERIA UNO CORPORATION
                                OFFERING CIRCULAR
                            FOR THE STATE OF MICHIGAN

      THE STATE OF MICHIGAN PROHIBITS CERTAIN UNFAIR PROVISIONS THAT ARE SOMETIMES IN FRANCHISE DOCUMENTS. IF ANY OF THE FOLLOWING PROVISIONS ARE IN THESE FRANCHISE DOCUMENTS, THE PROVISIONS ARE VOID AND CANNOT BE ENFORCED AGAINST YOU:

      (A) A PROHIBITION ON THE RIGHT OF A FRANCHISEE TO JOIN AN ASSOCIATION OF FRANCHISEES.

      (B) A REQUIREMENT THAT A FRANCHISEE ASSENT TO A RELEASE, ASSIGNMENT, NOVATION, WAIVER, OR ESTOPPEL WHICH DEPRIVES A FRANCHISEE OF RIGHTS AND PROTECTIONS PROVIDED IN THIS ACT. THIS SHALL NOT PRECLUDE A FRANCHISEE, AFTER ENTERING INTO A FRANCHISE AGREEMENT, FROM SETTLING ANY AND ALL CLAIMS.

      (C) A PROVISION THAT PERMITS A FRANCHISOR TO TERMINATE A FRANCHISE PRIOR TO THE EXPIRATION OF ITS TERM EXCEPT FOR GOOD CAUSE. GOOD CAUSE SHALL INCLUDE THE FAILURE OF THE FRANCHISEE TO COMPLY WITH ANY LAWFUL PROVISION OF THE FRANCHISE AGREEMENT AND TO CURE SUCH FAILURE AFTER BEING GIVEN WRITTEN NOTICE THEREOF AND A REASONABLE OPPORTUNITY, WHICH IN NO EVENT NEED BE MORE THAN 30 DAYS, TO CURE SUCH FAILURE.

      (D) A PROVISION THAT PERMITS A FRANCHISOR TO REFUSE TO RENEW A FRANCHISE WITHOUT FAIRLY COMPENSATING THE FRANCHISEE BY REPURCHASE OR OTHER MEANS FOR THE FAIR MARKET VALUE AT THE TIME OF EXPIRATION, OF THE FRANCHISEE'S INVENTORY, SUPPLIES, EQUIPMENT, FIXTURES, AND FURNISHINGS. PERSONALIZED MATERIALS WHICH HAVE NO VALUE TO THE FRANCHISOR AND INVENTORY, SUPPLIES, EQUIPMENT, FIXTURES, AND FURNISHINGS NOT REASONABLY REQUIRED IN THE CONDUCT OF THE FRANCHISE BUSINESS ARE NOT SUBJECT TO COMPENSATION. THIS SUBSECTION APPLIES ONLY IF: (i) THE TERM OF THE FRANCHISE IS LESS THAN 5 YEARS; AND (ii) THE FRANCHISEE IS PROHIBITED BY THE FRANCHISE OR OTHER AGREEMENT FROM CONTINUING TO CONDUCT SUBSTANTIALLY THE SAME BUSINESS UNDER ANOTHER TRADEMARK, SERVICE MARK, TRADE NAME, LOGOTYPE, ADVERTISING, OR OTHER COMMERCIAL SYMBOL IN THE SAME AREA SUBSEQUENT TO THE EXPIRATION OF THE FRANCHISE OR THE FRANCHISEE DOES NOT RECEIVE AT LEAST 6 MONTHS ADVANCE NOTICE OF FRANCHISOR'S INTENT NOT TO RENEW THE FRANCHISE.

      (E) A PROVISION THAT PERMITS THE FRANCHISOR TO REFUSE TO RENEW A FRANCHISE ON TERMS GENERALLY AVAILABLE TO OTHER FRANCHISEES OF THE SAME CLASS OR TYPE UNDER SIMILAR CIRCUMSTANCES. THIS SECTION DOES NOT REQUIRE A RENEWAL PROVISION.

      (F) A PROVISION REQUIRING THAT ARBITRATION OR LITIGATION BE CONDUCTED OUTSIDE THIS STATE. THIS SHALL NOT PRECLUDE THE FRANCHISEE FROM ENTERING INTO AN AGREEMENT, AT THE TIME OF ARBITRATION, TO CONDUCT ARBITRATION AT A LOCATION OUTSIDE THIS STATE.

      (G) A PROVISION WHICH PERMITS A FRANCHISOR TO REFUSE TO PERMIT A TRANSFER OF OWNERSHIP OF A FRANCHISE, EXCEPT FOR GOOD CAUSE. THIS SUBDIVISION DOES NOT PREVENT A FRANCHISOR FROM EXERCISING A RIGHT OF FIRST REFUSAL TO PURCHASE THE FRANCHISE. GOOD CAUSE SHALL INCLUDE, BUT IS NOT LIMITED TO:

            (i) THE FAILURE OF THE PROPOSED TRANSFEREE TO MEET THE FRANCHISOR'S THEN CURRENT REASONABLE QUALIFICATIONS OR STANDARDS.

            (ii) THE FACT THAT THE PROPOSED TRANSFEREE IS A COMPETITOR OF THE FRANCHISOR OR SUBFRANCHISOR.

            (iii) THE UNWILLINGNESS OF THE PROPOSED TRANSFEREE TO AGREE IN WRITING TO COMPLY WITH ALL LAWFUL OBLIGATIONS.

            (iv) THE FAILURE OF THE FRANCHISEE OR PROPOSED TRANSFEREE TO PAY ANY SUMS OWING TO THE FRANCHISOR OR TO CURE ANY DEFAULT IN THE FRANCHISE AGREEMENT EXISTING AT THE TIME OF THE PROPOSED TRANSFER.

      (H) A PROVISION THAT REQUIRES THE FRANCHISEE TO RESELL TO THE FRANCHISOR ITEMS THAT ARE NOT UNIQUELY IDENTIFIED WITH THE FRANCHISOR. THIS SUBDIVISION DOES NOT PROHIBIT A PROVISION THAT GRANTS TO A FRANCHISOR A RIGHT OF FIRST REFUSAL TO PURCHASE THE ASSETS OF A FRANCHISE ON THE SAME TERMS AND CONDITIONS AS A BONA FIDE THIRD PARTY WILLING AND ABLE TO PURCHASE THOSE ASSETS, NOR DOES THIS SUBDIVISION PROHIBIT A PROVISION THAT GRANTS THE FRANCHISOR THE RIGHT TO ACQUIRE THE ASSETS OF A FRANCHISE FOR THE MARKET OR APPRAISED VALUE OF SUCH ASSETS IF THE FRANCHISEE HAS BREACHED THE LAWFUL PROVISIONS OF THE FRANCHISE AGREEMENT AND HAS FAILED TO CURE THE BREACH IN THE MANNER PROVIDED IN SUBDIVISION (C).

      (I) A PROVISION WHICH PERMITS THE FRANCHISOR TO DIRECTLY OR INDIRECTLY CONVEY, ASSIGN, OR OTHERWISE TRANSFER ITS OBLIGATIONS TO FULFILL CONTRACTUAL OBLIGATIONS TO THE FRANCHISEE UNLESS PROVISION HAS BEEN MADE FOR PROVIDING THE REQUIRED CONTRACTUAL SERVICES.

      THE FACT THAT THERE IS A NOTICE OF THIS OFFERING ON FILE WITH THE ATTORNEY GENERAL DOES NOT CONSTITUTE APPROVAL, RECOMMENDATION, OR ENDORSEMENT BY THE ATTORNEY GENERAL.

                            PIZZERIA UNO CORPORATION
                                OFFERING CIRCULAR

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

ITEM 1      THE FRANCHISOR, ITS PREDECESSORS AND AFFILIATES....................1

ITEM 2      BUSINESS EXPERIENCE................................................4

ITEM 3      LITIGATION.........................................................6

ITEM 4      BANKRUPTCY.........................................................8

ITEM 5      INITIAL FRANCHISE FEE..............................................8

ITEM 6      OTHER FEES.........................................................9

ITEM 7      INITIAL INVESTMENT................................................13

ITEM 8      RESTRICTIONS ON SOURCES
            OF PRODUCTS AND SERVICES..........................................15

ITEM 9      FRANCHISEE'S OBLIGATIONS..........................................21

ITEM 10     FINANCING.........................................................22

ITEM 11     FRANCHISOR'S OBLIGATIONS..........................................24

ITEM 12     EXCLUSIVE AREA OR TERRITORY.......................................35

ITEM 13     TRADEMARKS........................................................40

ITEM 14     PATENTS, COPYRIGHTS AND PROPRIETARY INFORMATION...................43

ITEM 15     OBLIGATIONS TO PARTICIPATE IN THE
            ACTUAL OPERATION OF THE FRANCHISE BUSINESS........................45

ITEM 16     RESTRICTIONS ON WHAT THE FRANCHISEE MAY SELL......................48

                                                                            Page
                                                                            ----

ITEM 17     RENEWAL, TERMINATION,
            TRANSFER AND DISPUTE RESOLUTION...................................49

ITEM 18     PUBLIC FIGURES....................................................56

ITEM 19     EARNINGS CLAIMS...................................................56

ITEM 20     FRANCHISED OUTLETS................................................62

ITEM 21     FINANCIAL STATEMENTS..............................................66

ITEM 22     CONTRACTS.........................................................66

ITEM 23     RECEIPTS

ATTACHMENTS

A.    Agents for Service of Process
B.    Table of Contents for Manuals
C.    Financial Statements
D.    Contracts
E.    State Administrators
F.    List of Franchisees
G.    Closed Franchised Restaurants

                                     ITEM 1

                 THE FRANCHISOR, ITS PREDECESSORS AND AFFILIATES

The Franchisor

      Pizzeria Uno Corporation ("we" or "us") was incorporated in the State of Delaware on September 29, 1989 and maintains its principal place of business at 1209 Orange Street, Wilmington, Delaware, 19801, and an administrative office at 100 Charles Park Road, West Roxbury, Massachusetts 02132-4985. We conduct business under our corporate name and the Proprietary Marks (defined below) only.

      Since our incorporation, we have offered franchises for the establishment and operation of casual theme pizza restaurants under the service mark "Pizzeria Uno Chicago Bar & Grill" ("Restaurants"). Although we do not own or operate these restaurants, as described below, our affiliates do so. We have not offered franchises in any other line of business, but we have offered franchises for smaller quick-service versions of Restaurants ("Takeries," as described below).

      Our agents for service of process are listed in Attachment A.

Our Predecessors and Affiliates

      From October 3, 1979 until our incorporation in Delaware on September 29, 1989, Pizzeria Uno Corporation operated as a Massachusetts corporation ("our Predecessor"). For the purpose of changing its state of incorporation, our Predecessor formed a wholly owned Delaware subsidiary on September 29, 1989, called Pizzeria Uno Delaware Corporation ("Uno Delaware"). On that same date, our Predecessor merged into Uno Delaware and Uno Delaware changed its name to Pizzeria Uno Corporation. Until the merger, when it ceased to exist, our Predecessor maintained its offices at 100 Charles Park Road, West Roxbury, Massachusetts 02132-4985. Our Predecessor has not conducted a casual theme pizza restaurant business.

      We are a wholly owned subsidiary of URC Holding Company, Inc., a Delaware corporation. URC Holding Company, Inc. is the sole, wholly owned subsidiary of Uno Restaurant Corporation, a Delaware corporation.

      From January 1980 through September 29, 1989, our Predecessor offered franchises for the establishment and operation of casual theme pizza restaurants. As of September 27, 1998, our affiliates and our Predecessor's affiliates operate 99 casual theme pizza restaurants. 97 of these restaurants operate under the mark "Pizzeria Uno" and one operates under the mark "Pizzeria Due." In addition, one of these restaurants is a smaller, limited-service version of Restaurant, known as a "Takery." The Takeries are further described in Item 12. Our affiliate, Uno Foods Inc., has offered licenses for the establishment of Uno bakeries located in supermarkets (15 units), movie theaters (63 units), hotels (255 units), and corporate dining facilities (90 units). We have also offered a license for one Uno slice shop (a limited-service version of a Restaurant which is designed to operate in airport terminals and within food courts located on tollways and major thoroughfares). Our affiliates also own restaurants that operate under concepts other than the System (as defined below), and one affiliate sells refrigerated and frozen consumer foods bearing the Uno brand to commercial customers (approximately 900 U.S. supermarkets and 85 club stores as of September 30, 1998). (See Item 12.) Our Predecessor and affiliates do not offer and except as described above have not offered franchises or licenses in any other line of business. They do not provide products or services to our franchisees, except as described below. Uno Restaurants, Inc., our affiliate, offers certain software support services to our franchisees. See Item 11. Uno Restaurants, Inc. maintains its principal place of business at the same address as our corporate offices. Our Predecessor and affiliates have not offered franchises in any other line of business and has not owned or operated casual theme pizza restaurants.

The Franchise Offered

      We will offer to individuals, partnerships, corporations and other entities ("you") a franchise agreement (the "Franchise Agreement") which grants you the right to establish and operate one Restaurant (the "Restaurant") at a location approved by us. We do not engage in any other business activities.

      As a result of the expenditure of time, skill, effort, and money, we have developed and own a distinctive system (the "System") relating to the establishment and operation of casual theme restaurants featuring "Chicago Style" deep dish pizza and other products. The restaurants offer full bar service, subject to applicable law, as described below. The distinguishing characteristics of the System include distinctive exterior and interior design, decor, color schemes, and furnishings, special recipes and menu items, uniform standards, specifications and procedures for operations; quality and uniformity of products and services offered; procedures for inventory, management and financial controls; training and assistance; and advertising and promotional programs; all of which we may change, improve, and further develop. We identify the System by means of our trade names, service marks, trademarks, emblems and indicia of origin, including the marks "Pizzeria Uno(R)," "Uno(R)," and such other trade names, service marks and trademarks as we designate (or may later designate in writing) for use in connection with the System ("Proprietary Marks").

      The Restaurant will offer food and beverage items primarily for on-premises consumption. The Restaurant will occupy approximately 5,000 to 7,000 square feet and seat approximately 150-205 customers. It will offer alcoholic and non-alcoholic beverages and a full line of menu items.

      We also offer the right to enter into an agreement to develop multiple Restaurants within a specifically described geographic area (the "Development Agreement"). The form of Development Agreement you will sign is attached in Attachment D to this Offering Circular. We will determine the geographic area (the "Territory") and describe it in the Development Agreement before you sign it (see Item 12). The Development Agreement requires you to establish more than one Restaurant within the Territory according to a development schedule (the "Development Schedule"), and to sign a separate Franchise Agreement for each Restaurant you establish (see Item 12). The form of Franchise Agreement for the first Restaurant you develop is attached in Attachment D to this Offering Circular. For each additional Restaurant you develop under the Development Agreement, you must sign the form of Franchise Agreement that we offer to new franchisees at that time. The size of the Territory will vary depending on local market conditions and the number of Restaurants to be developed (see Item 12).

      Under the Development Agreement and Franchise Agreement (collectively, the "Agreements"), we have characterized certain parties as "Developer's Principals" or "Franchisee's Principals," as applicable. We refer to those persons or entities as "your Principals" in this Offering Circular. The Agreements are signed by us, by you, and by those of your Principals whom we designate as Controlling Principals. In most instances, we will designate your principal equity owners and executive officers as Controlling Principals. By signing the Agreements, your Controlling Principals agree to be individually bound by certain obligations in the Agreements, including covenants concerning confidentiality and noncompetition, and to personally guarantee your performance under the Agreements (see Item 15). Unless otherwise stated, any reference in this Offering Circular to "Franchisee" includes Franchisee both as a developer under the applicable Development Agreement, if any, and as a franchisee under all Franchise Agreements.

      You must also designate an "Operating Principal." Your Operating Principal will be the individual primarily responsible for your business. If you are an individual, you will be the Operating Principal. If you are not an individual, the person you designate as your Operating Principal must have and maintain an equity interest in you. The Operating Principal must sign the Agreements as the Operating Principal and as one of your Controlling Principals.

      The services and products offered by you will be sold primarily to the general public. The market for Restaurant services is highly developed. Restaurants will be in competition with other businesses providing similar pizza products and casual theme services, including a large number of national, regional, and local restaurants.

Industry-Specific Regulations

      The restaurant/bar industry is regulated on the Federal, state, and local levels. The preparation and handling of food is federally regulated by the Pure Food and Drugs Act of 1906; the Federal Food, Drug, and Cosmetic Act; and by rules and policies of the Food and Drug Administration. State requirements relating to food safety typically pertain to sanitation and handling. Local inspectors may also enforce sanitation and handling rules created on the state and/or local level. Many state and local authorities also regulate the sale of alcoholic beverages, and all restaurants must be licensed for such sale. The location of a Restaurant may also be affected by a variety of state and local zoning, use and planning regulations.

            There may be other laws, rules, or regulations which affect the Restaurant, including zoning, minimum wage, and labor laws. We recommend that you consult with your attorney for an understanding of them.

                                     ITEM 2

                               BUSINESS EXPERIENCE

      For purposes of this Item 2 only, references to "us" and "we" refer to our Predecessor for periods prior to September 29, 1989.

Aaron D. Spencer: Director

      Mr. Spencer has been a Director since 1986. Mr. Spencer served as our President from January 1979 to October 1996. Mr. Spencer has also served as Chairman of Uno Restaurant Corporation since October 1996 and as Uno Restaurant Corporation's Chief Executive Officer from October 1986 to September 1996.

Craig S. Miller: President, Chief Executive Officer and Director

      Mr. Miller joined us in June 1984, was elected a Vice President in February 1985, has been a Director since October 1, 1985, and has been our President since October 1, 1986. In October 1996 he became our Chief Executive Officer and Chief Operating Officer and served as Chief Operating Officer until November 30, 1998. Mr. Miller also has been President, Chief Operating Officer, and a Director of Uno Restaurant Corporation since October 1986; he was also appointed Chief Executive Officer as of September 30, 1996.

Robert M. Brown: Senior Vice President - Development, Chief Administrative Officer and Director

      Mr. Brown served as our Senior Vice President - Development and Chief Administrative Officer since July 1997 and as Director since March 1987. Prior to July 1997 he served as our Senior Vice President - Finance since February 1990, and our Treasurer since October 1988. From March 1987 to February 1990, he served as our Vice President-Finance. Mr. Brown has also served as Senior Vice President - Finance, Chief Financial Officer, Treasurer, and Director of Uno Restaurant Corporation since October 1988.

Alan Fox: President (Uno Foods Inc.); Senior Vice President, Purchasing (Uno Restaurant Corporation)

      Since May 1990, Mr. Fox has served as President of Uno Foods Inc. (a wholly-owned subsidiary of URC Holding Company) and since October 1990, he has served as Senior Vice President - Purchasing, of Uno Restaurant Corporation.

Damon M. Liever: Senior Vice President - Marketing and Business Development

      Mr. Liever has served as our Senior Vice President - Marketing and Business Development since January 1994. Since March 1993, he has also served as Vice President-Marketing of Uno Restaurant Corporation. From March 1993 to January 1994, Mr. Liever was our Vice President.

Paul MacPhail: Executive Vice President and Chief Operating Officer - (Uno Restaurant Corporation)

      Mr. MacPhail has served as our Executive Vice President and Chief Operating Officer since November 30, 1998. Prior to that he served as Senior Vice President - Operations for Uno Restaurant Corporation from January 1997 to November 30, 1998. He has been employed by Uno Restaurant Corporation since August 1990 and has served as Division Vice President of Operations from October 1994 to January 1997 and Regional Director of Operations from November 1992 to October 1994.

Robert M. Vincent: Senior Vice President - Finance, Chief Financial Officer and Treasurer

      Mr. Vincent has served as our Senior Vice President - Finance, Chief Financial Officer and Treasurer since July 1997. From April 1992 to June 1997, he served as our Vice President - Controller.

Allan Afrow: Vice President, General Counsel, and Secretary

      Mr. Afrow has served as our Vice President, General Counsel and Secretary since August, 1997. From January 1995 to August 1997 he served as Vice President, General Counsel and Clerk for Trend-Lines, Inc., in Revere, Massachusetts. From January 1982 to November 1994 he served in various capacities with Cumberland Farms, Inc., located in Canton, Massachusetts, including General Counsel.

Randy M. Clifton: Vice President - Worldwide Franchising

      Mr. Clifton has served as Vice President - Worldwide Franchising since October 1997. From September 1996 to October 1997 he was Vice President - Development of Arnold Palmer Golf Management Co., located in Orlando, Florida. From November 1979 to September 1996 he served as Senior Vice President, Development of Carlson Companies.

Diane Gallucci: Vice President - Purchasing (Uno Restaurant Corp.)

      Ms. Gallucci has served as Vice President - Purchasing for Uno Restaurant Corporation since February 1997. She has also served as Senior Vice President-Sales and Director of Purchasing for Uno Foods Inc., our affiliate, since September of 1995, having served as Vice President since May

1993. She has also served as Senior Vice President - Sales for Uno Foods, Inc. since September 1995 and prior to that as Vice President of Sales.

Alan LaBatte: Vice President - Information Systems (Uno Restaurant Corporation)

      Mr. LaBatte has served as Uno Restaurant Corporation's Vice President - Information Systems since March 1994. From March 1991 to March 1994, Mr. LaBatte was Director Information Services of Uno Restaurant Corporation.

Maurice D. Molod: Senior Director of Real Estate

      Mr. Molod has served as our Senior Director of Real Estate since April 1995. From June 1986 to April 1995, he was General Manager - Holyoke Mall at Ingleside for Pyramid Management Group, Inc., located in Holyoke, Massachusetts.

                                     ITEM 3

                                   LITIGATION

      On October 23, 1996, Uno Restaurant Corporation, Uno Restaurants, Inc., and Pizzeria Uno Corporation (collectively the "Uno Companies") agreed to a proposed Consent Order with the Federal Trade Commission (the "FTC") which became final on March 22, 1997. Because the FTC did not actually file its Complaint, there is no title, case number or filing date for this matter.

      The Consent Order is based on a Complaint that describes a print advertisement which ran once and a television commercial which ran for two weeks in the Boston market. Although, the FTC did not claim that the Uno Companies intended any deception, it contended that portions of each advertisement misrepresented that all of the Uno Companies' thin crust pizzas were low fat. The Uno Companies disputed the FTC's interpretation of the commercial, and believed that it had a reasonable basis for the advertising claims in question, based on opinions of an outside consultant they had hired for substantiating analysis. Rather than contest this matter further, the Uno Companies have chosen to enter into the proposed Consent Order, which, among other things, imposes no fine, orders the Uno Companies not to misrepresent the existence or amount of total fat or any other nutrient or substance in any food provided containing a baked crust, and requires the Uno Companies to maintain substantiation for nutrition claims for its pizza products, which would be the Uno Companies' intended procedure regardless of the order.

      On January 23, 1997, a class action-complaint was filed against the Uno Companies (D'Ambrosio et al. v. Uno Restaurant Corporation et al., Suffolk Superior Ct., (Mass.) Case No. 97- 0417). The Complaint alleges that the Uno Companies, through its advertisements, made false and misleading representations about the fat content of the thin crust pizzas. The plaintiffs, prior Uno

Restaurant patrons, seek to have the action maintained as a class action and seek to recover unspecified damages allegedly sustained by the plaintiff and the other members of the class. The class is alleged to include all purchasers of "Thinzettas"(R) thin crust pizzas who relied on, and sustained damage as a result of, the alleged misrepresentations. The parties are engaged in settlement negotiations.

      Our affiliate, Uno Restaurants, Inc. ("URI"), was named a defendant in an action entitled Grayborn Enterprises, Inc. vs. Uno Restaurants, Inc. (Case No. CI 96-2063) brought in the Circuit Court of the Ninth Judicial Circuit for Orange County, Florida by Complaint dated March 18, 1996. The Plaintiff is a franchisee who alleged a breach of franchise Agreement by our affiliate, URI. Plaintiff alleged that URI located a restaurant within a three mile territory provided to Plaintiff by contract. The Plaintiff seeks an award of unspecified damages and injunctive relief which would close the location operated by URI. URI disputes the measurement by which Plaintiff's experts conclude an invasion of the three mile territory equal to four hundred feet, and URI contends that no negative impact has occurred to Plaintiff's restaurant, which is in a downtown trade area separate from the airport where URI is located.

      On January 22, 1997, URI was named a defendant in an action entitled Grayborn Altamonte, Inc. v. Uno Restaurants, Inc., (Case No. 97-171-CA-16-W) brought in the Circuit Court of the Eighteenth Judicial Circuit for Seminole County, Florida. The plaintiff is a franchisee who alleged a breach of Florida Statute 817.416 caused by URI's nondisclosure and/or misrepresentation of its alleged efforts to oversaturate the market. The plaintiff sought compensatory damages in an unspecified amount.

      On February 6, 1998, the parties entered into a settlement agreement to resolve the Grayborn Enterprises and Grayborn Altamonte cases. Under the settlement agreement, we agreed to, among other things, purchase certain restaurant assets (e.g., equipment, fixtures and furniture) from Grayborn Altamonte, Inc. for a purchase price of $100,000, to withdraw and extend certain compliance demands, and to modify a covenant not to compete with respect to Mr. Jeffrey Grayson, owner of the plaintiff entities. The plaintiffs acknowledged our right to develop additional Pizzeria Uno restaurants in the market and to dismiss the above-described lawsuits. In February 1998, the suits were dismissed by the Court.

      Our Predecessor was named as a defendant in an action entitled Pizzeria Uno of Madison, Inc. v. Pizzeria Uno Corporation, brought in United States District Court for the Western District of Wisconsin on August 10, 1989 (Case No. 89-C-07395). The plaintiff alleged that our Predecessor, among other things, violated the Wisconsin Fair Dealership Law by (a) substantially changing the competitive circumstances of a dealership which it claims to have entered into with our Predecessor and (b) our Predecessor's alleged failure to provide notice of the change. The plaintiff sought compensation in an amount that was not definitively alleged in the lawsuit. Our Predecessor denied the existence of an Agreement and filed a counterclaim against the plaintiff for contractual interference. The case was settled by an Agreement dated November 29, 1989. The settlement

Agreement provided for, among other things, a mutual release of all claims and dismissal of the suit. In accordance with the settlement Agreement, the plaintiff subsequently applied for and was granted an area franchise Agreement for a limited area in Wisconsin.

      Other than these five actions, no litigation is required to be disclosed in the Offering Circular.

                                     ITEM 4

                                   BANKRUPTCY

      Except as described below, no person previously identified in Items 1 or 2 of this offering circular has been involved as a debtor in proceedings under the U.S. Bankruptcy Code, or a comparable foreign bankruptcy law, required to be disclosed in this Item.

      In May 1992, Cumberland Farms, Inc. filed for Chapter 11 protection in the U.S. Bankruptcy Court for the District of Massachusetts Western Division 92-41305, JFQ, In re Cumberland Farms, Inc. Allan Afrow, our Vice President, General Counsel and Secretary served as General Counsel of Cumberland Farms at the time. In November 1993, Cumberland Farms, Inc. was discharged as a debtor.

                                     ITEM 5

                              INITIAL FRANCHISE FEE

      You must pay to us an initial franchise fee of $35,000, at the time you sign the Franchise Agreement. The initial franchise fee is not refundable, and is uniform for all franchisees.

      You must also pay to us, when you sign the Development Agreement, an amount equal to $22,500 for each Restaurant described in the Development Schedule. The development fee is not refundable, and is uniform for all developers. $17,500 of this amount will be applied to the initial franchise fee for each Restaurant described in the Development Schedule.

                                     ITEM 6

                                   OTHER FEES

====================================================================================================================================
      NAME OF FEE                         AMOUNT                            DUE DATE                            REMARKS
====================================================================================================================================
Royalty Fee                5% of Gross Sales, but not less    Payable monthly on or before the
                           than $1,000 per month.(1)          15th day of the next month.
------------------------------------------------------------------------------------------------------------------------------------
Business Coop Fee(2)       Up to 1% of Gross Sales.           Same as Royalty Fee.               This covers your share of
                                                                                                 advertising and marketing costs
                                                                                                 that we incur for the benefit of
                                                                                                 the System. See Item 11.
------------------------------------------------------------------------------------------------------------------------------------
Minimum Local              2% of Gross Sales.                 Annually.                          You must spend at least 2% of
Advertising Expense                                                                              Gross Sales annually on local
                                                                                                 advertising, public relations,
                                                                                                 and promotions of your choice,
                                                                                                 subject to our approval.
------------------------------------------------------------------------------------------------------------------------------------
System Wide Media Fund     Up to 1% of Gross Sales.           Same as Royalty Fee.               Contributions you make to this
Fee(3)                                                                                           Fund will offset your minimum
                                                                                                 local advertising expense
                                                                                                 requirements. See Item 11.
------------------------------------------------------------------------------------------------------------------------------------
Advertising Association    As determined by Association, if   As determined by Association.      Contributions will offset your
Fees                       one is applicable to your area.                                       minimum local advertising
                                                                                                 expense requirements. See Item
                                                                                                 11.
------------------------------------------------------------------------------------------------------------------------------------
Interest                   lesser of 1 1/2% per month or      On demand.                         Interest may be charged on all
                           highest rate allowed by                                               overdue amounts.
                           applicable law.
------------------------------------------------------------------------------------------------------------------------------------
Advertising and            As determined by us.               On demand.                         We develop advertising and
Promotional Materials Fee                                                                        promotional materials from time
                                                                                                 to time that we make available
                                                                                                 for your use. We may charge you
                                                                                                 a reasonable fee for the
                                                                                                 materials.
------------------------------------------------------------------------------------------------------------------------------------
Transfer Fee               $10,000 or any greater amount      Submitted before transfer          No fee is charged to an
                           necessary to reimburse us for      approval.                          individual or partnership
                           our reasonable costs and                                              franchisee that transfers its
                           expenses in reviewing the                                             rights to a corporation
                           transfer application.                                                 controlled by the same interest
                                                                                                 holders. A transfer fee of a
                                                                                                 similar amount is charged under
                                                                                                 both the Franchise Agreement and
                                                                                                 the Development Agreement.
------------------------------------------------------------------------------------------------------------------------------------
Public Offering            $10,000 or any greater amount      When billed.                       This amount is to reimburse our
                           necessary to reimburse us for                                         costs to review your proposed
                           our reasonable costs and                                              securities offering. The
                           expenses in reviewing the                                             offering fee is the same amount
                           proposed securities offering.                                         under both the Franchise
                                                                                                 Agreement and the Development
                                                                                                 Agreement.
------------------------------------------------------------------------------------------------------------------------------------
Renewal Fee                25% of then current initial        On signing renewal franchise       You must give us at least 7
                           franchise fee.                     Agreement.                         months notice and meet other
                                                                                                 conditions for renewal (see Item
                                                                                                 17).
------------------------------------------------------------------------------------------------------------------------------------
Site Evaluation            Expenses. (Estimated to range      When billed.                       We provide one on-site
                           from $0-$1500).                                                       evaluation without charge. For
                                                                                                 additional site selection visits
                                                                                                 we may charge our costs (see
                                                                                                 Items 5 & 11).
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
      NAME OF FEE                         AMOUNT                            DUE DATE                            REMARKS
------------------------------------------------------------------------------------------------------------------------------------
Employment Fee             Compensation paid to employer in   Before employment.                 If you or any of the Controlling
                           an amount equal to the previous                                       Principals, during the term of
                           12 months of employee's salary.                                       the Agreements, designate as
                                                                                                 General Manager or employ an
                                                                                                 individual who is at the time,
                                                                                                 or has been within the preceding
                                                                                                 12 months, employed by another
                                                                                                 Pizzeria Uno franchisee or
                                                                                                 developer in a restaurant
                                                                                                 managerial position, a
                                                                                                 multi-unit supervisory position
                                                                                                 or headquarters staff position
                                                                                                 (e.g., officer or director level
                                                                                                 personnel, management
                                                                                                 information systems personnel or
                                                                                                 human resources personnel) or
                                                                                                 key hourly employee position
                                                                                                 (e.g., trainers, training team
                                                                                                 members, and opening team
                                                                                                 members) by us or any of our
                                                                                                 affiliates, then you or the
                                                                                                 Controlling Principal must
                                                                                                 compensate the former employer.
------------------------------------------------------------------------------------------------------------------------------------
Additional Training        Reasonable fee and travel.         When billed.                       Applies if we provide you with
                                                                                                 additional trained
                                                                                                 representatives who provide on-
                                                                                                 site remedial training.
------------------------------------------------------------------------------------------------------------------------------------
Insurance Fee              To be determined by us.            On demand.                         If you fail to procure or
                                                                                                 maintain the insurance required
                                                                                                 by the Franchise Agreement, we
                                                                                                 have the right to procure it and
                                                                                                 charge the same to you. We may
                                                                                                 also charge you a fee for our
                                                                                                 expenses in so doing.
------------------------------------------------------------------------------------------------------------------------------------
Construction or            Reasonable costs and expenses.     On demand.                         If you request, or we deem that
Remodeling Inspections                                                                           more than 1 on-site inspection
                                                                                                 is necessary during construction
                                                                                                 or remodeling, you must pay all
                                                                                                 costs and expenses for
                                                                                                 additional visits. We may
                                                                                                 conduct an inspection within a
                                                                                                 reasonable time after completion
                                                                                                 of construction or remodeling.
                                                                                                 You must pay all reasonable
                                                                                                 costs and expenses we incur
                                                                                                 relating to the inspection.
------------------------------------------------------------------------------------------------------------------------------------
Deficiency Correction      To be determined by us.            On demand.                         We have the right to correct
Costs                                                                                            deficiencies in your operation
                                                                                                 of the Restaurant if you have
                                                                                                 not corrected them within a
                                                                                                 reasonable time after receiving
                                                                                                 notice from us. We may charge
                                                                                                 you a reasonable fee for our
                                                                                                 expenses in so acting.
------------------------------------------------------------------------------------------------------------------------------------
Training and Assistance    Reasonable costs and expenses,     When billed.                       We provide initial training for
Fees                       plus per diem for employees                                           your Operating Principal (or his
                           providing services.                                                   designee), the General Manager
                                                                                                 and other managers which we
                                                                                                 select without additional charge
                                                                                                 for your first Restaurant. If we
                                                                                                 provide additional training or
                                                                                                 assistance for additional or
                                                                                                 replacement personnel, we have
                                                                                                 the right to charge a reasonable
                                                                                                 fee (see Item 11).
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
      NAME OF FEE                         AMOUNT                            DUE DATE                            REMARKS
------------------------------------------------------------------------------------------------------------------------------------
Manual Replacement Fee     Reasonable Replacement Costs.      Before replacement.                We provide you with one copy of
                           Our current charge is $150.                                           the Manuals without charge. If
                                                                                                 we must replace your Manuals,
                                                                                                 you must pay the replacement
                                                                                                 fee.
------------------------------------------------------------------------------------------------------------------------------------
Force majeure Minimum      2% of Gross Sales based on the     When billed.                       Applies if your Restaurant is
Fee/Reopening Fee          prior 12 months of operation;                                         closed because of a force
                           plus travel, salary and related                                       majeure or other reason.
                           costs incurred by us and our
                           designee associated with
                           reopening the Restaurant.
------------------------------------------------------------------------------------------------------------------------------------
Product Inspection and     Cost of inspection or testing.     When billed.                       We may require you to pay us or
Testing                                                                                          an independent laboratory for
                                                                                                 the cost of inspection or
                                                                                                 testing if you purchase or lease
                                                                                                 items used in the Restaurant
                                                                                                 from sources we have not
                                                                                                 previously approved (see Item
                                                                                                 8).
------------------------------------------------------------------------------------------------------------------------------------
Legal Fees and             Varies according to cost or loss   On demand.                         You must pay our legal costs if
Indemnification            incurred.                                                             we incur legal fees in
                                                                                                 connection with your breach of
                                                                                                 the Agreements and indemnify us
                                                                                                 when certain of your actions
                                                                                                 result in loss to us under the
                                                                                                 Agreements (see Item 9).
------------------------------------------------------------------------------------------------------------------------------------
Audit Fee                  Cost of audit.                     When billed.                       Payable only if we find, after
                                                                                                 an audit, that you have
                                                                                                 understated any amount owed to
                                                                                                 us by 2% or more, or Gross Sales
                                                                                                 of 5% or more.
------------------------------------------------------------------------------------------------------------------------------------
Extension Fees             1/12 the average annual            Paid with extension request.       If you are unable to develop the
                           royalties then payable by a                                           number of Restaurants required
                           franchised Restaurant during the                                      under the Development Agreement
                           prior year.                                                           within the time periods
                                                                                                 required, we may permit you to
                                                                                                 pay an extension fee instead of
                                                                                                 terminating the Development
                                                                                                 Agreement (see Item 17).
------------------------------------------------------------------------------------------------------------------------------------
Convention Registration    As determined by us. In 1997,      Prior to convention.               You must pay this registration
Fee                        our registration fee was $125                                         fee regardless of whether you or
                           per person.                                                           a substitute attends the
                                                                                                 convention.
------------------------------------------------------------------------------------------------------------------------------------
Opening Date Fees          Costs and expenses.                On demand.                         If you open the Restaurant on a
                                                                                                 date other than the Opening Date
                                                                                                 on Attachment A of the Franchise
                                                                                                 Agreement, and you have not
                                                                                                 provided 30 days written notice
                                                                                                 of the actual Opening Date, you
                                                                                                 must reimburse us for our costs
                                                                                                 and expenses incurred as a
                                                                                                 result, including costs to amend
                                                                                                 our travel arrangements for
                                                                                                 training personnel.
------------------------------------------------------------------------------------------------------------------------------------
Software Upgrade and       To be determined by us depending   When billed.                       See Item 11
Enhancement Fee            on cost and number of upgrades
                           or enhancements.
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
      NAME OF FEE                         AMOUNT                            DUE DATE                            REMARKS
------------------------------------------------------------------------------------------------------------------------------------
Liquidated Damages         $500,000 under the Development     On demand.
                           Agreement/$250,000 under the
                           Franchise Agreement per
                           occurrence for breach of
                           confidentiality covenants;
                           $5,000 per day for breach of
                           noncompetition covenants.
------------------------------------------------------------------------------------------------------------------------------------
Liquidated Damages         2 times the average annual         5 days from receipt of notice.     You may be required to pay
                           royalty fees payable by you for                                       liquidated damages to us if you
                           the 2 year period immediately                                         fail to obtain our consent to a
                           preceding the breach or a                                             transfer under Section XIII.B.
                           greater amount as determined by                                       of the Franchise Agreement.
                           us.
====================================================================================================================================

(1) Gross Sales means the total selling price of all services and products and all income of every other kind and nature related to the Restaurant (including, income related to catering, delivery, and any other sales of food products or food preparation services provided from or related to the Restaurant), whether for cash or credit and regardless of collection in the case of credit. Under no circumstances will your expenses, including third party delivery expenses, be deducted from Gross Sales. Gross Sales will, however, expressly exclude the following:

      (1) Receipts from the operation of any public telephone installed in the Restaurant, sales from vending or gaming machines located at the Restaurant, except for any amount representing your share of such revenues;

      (2) Sums representing sales taxes collected directly from customers by you in the operation of the Restaurant, and any sales, value added or other tax, excise or duty charged to customers which is levied or assessed against you by any Federal, state, municipal or local authority, based on sales of specific merchandise sold at or from the Restaurant, provided that such taxes are actually transmitted to the appropriate taxing authority;

      (3) Tips, gratuities or service charges paid directly by your customers to your employees paid to you and promptly and to the extent turned over to such employees by you in lieu of direct tips or gratuities;

      (4) The exchange of merchandise among your Restaurants, if more than one Restaurant is operated by Franchisee, where such exchanges are made solely for the convenient operation of the your business;

      (5) Returns to shippers or manufacturers;

      (6) Proceeds from isolated sales of trade fixtures not constituting any part of your products and services offered for resale at the Restaurant nor having any material effect on the ongoing operation of the Restaurant; and

      (7) The value of any meal discount furnished to your employees as an incident to their employment;

      We may, from time to time, authorize certain other items to be excluded from Gross Sales. Any such permission may be revoked or withdrawn at any time in writing by us in our discretion. In addition to the above, the following are included within the definition of "Gross Sales" described except as noted below:
(i) all proceeds from the sale of coupons, gift certificates, or vouchers issued by us will not be included in Gross Sales; however, the full value of such coupons, gift certificates or vouchers once redeemed for payment from us will be included within Gross Sales during the month in which such coupon, gift certificate or voucher is redeemed for payment from for the purpose of determining the amount of Gross Sales on which the royalty fee is due. If you issue any coupons, gift certificates, or vouchers, the full value of all proceeds from the sale of those coupons, gift certificates or vouchers will be included in Gross Sales during the month in which such coupon, gift certificate or voucher was sold, and you will receive a credit to Gross Sales for the value of that coupon, gift certificate, or voucher in the month in which such is redeemed for the purpose of determining the amount of Gross Sales on which the royalty fee is due; and (ii) the full value of any complimentary and promotional food dispensed from the Restaurant will not be included in Gross Sales to the extent such are dispensed in accordance with our standards for such programs, as set forth in the Manuals or otherwise in writing.

(2) The Business Coop Fee covers your share of advertising, production, marketing, training and inspection costs that we incur for the benefit of the System. These costs include the following: salaries for people who are dedicated to ad development, marketing and production support for the System; assessments for administrative costs and overhead for such people; costs for marketing, advertising, and production activities; training films; inspections; and related functions benefiting the System.

(3) The System Wide Media Fund has not yet been implemented, but is designed to facilitate media market spending in a way that benefits the System on a local, regional or national basis through cooperative purchasing of print, radio or television media.

                                      * * *

      All fees, except certain Minimum Local Advertising Expenses, are imposed, collected by, and paid to us. All fees are non-refundable.

      As of the date of this Offering Circular, there are no advertising cooperatives. There is one advertising association in Philadelphia, Pennsylvania. Contributions to the Philadelphia association are determined by a vote of the members, with one vote per Restaurant. There are 10 member Restaurants and we or our affiliates own two of these Restaurants.

                                     ITEM 7

                               INITIAL INVESTMENT

==========================================================================================================================
                                                        Method of                                         To Whom
     Cost or Expense                 Amount              Payment              When Due                     Paid
--------------------------------------------------------------------------------------------------------------------------
Initial Franchise Fee         $35,000                  Lump Sum        At Signing of Franchise     Us
                                                                       Agreement
--------------------------------------------------------------------------------------------------------------------------
Initial Development Fee (1)   $5,000 per Unit          Lump Sum        At Signing of Development   Us
                                                                       Agreement
--------------------------------------------------------------------------------------------------------------------------
Leasehold Improvements        $350,000 to $1,100,000   As Arranged     As Arranged                 Contractor
--------------------------------------------------------------------------------------------------------------------------
Furniture, Fixtures and       $250,000 to $350,000     As Arranged     As Arranged                 Suppliers
Equipment (2)
--------------------------------------------------------------------------------------------------------------------------
Initial Inventory (Food,      $10,000 to $20,000       As Arranged     As Arranged                 Suppliers
Paper, Beverages)
--------------------------------------------------------------------------------------------------------------------------
Point of Sale Computer        $20,000 to $30,000       As Arranged     As Arranged                 Suppliers
Hardware and Software
--------------------------------------------------------------------------------------------------------------------------
Pre-Opening Salaries          $10,000 to $25,000       As Arranged     As Arranged                 Suppliers
Travel, Lodging, Meals
--------------------------------------------------------------------------------------------------------------------------
Supplies (stationery,         $1,000 to $5,000         As Arranged     As Arranged                 Suppliers
business cards, etc.) (for 3
months)
--------------------------------------------------------------------------------------------------------------------------
Business Permits              $1,000 to $26,000        Lump Sum        As Arranged                 Licensing Authorities
--------------------------------------------------------------------------------------------------------------------------
Liquor License(3)             $100 to $200,000         Lump Sum        As Arranged                 Licensing Authorities
--------------------------------------------------------------------------------------------------------------------------
Insurance deposits and        $12,000 to $30,000       Lump Sum        As Arranged                 Insurers
Premiums (for first year)
--------------------------------------------------------------------------------------------------------------------------
Architect Fees                $10,000 to $30,000       As Arranged     As Arranged                 Architect
--------------------------------------------------------------------------------------------------------------------------
Other Professional Fees       $2,500 to $8,000         As Arranged     As Arranged                 Attorneys, Accountants,
                                                                                                   etc.
--------------------------------------------------------------------------------------------------------------------------
Site Lease(4)                 $15,000 to $70,000       Lump Sum        Monthly                     Landlord
--------------------------------------------------------------------------------------------------------------------------
Utility Deposits              $1,000 to $8,000         Lump Sum        Monthly                     Utility Companies
--------------------------------------------------------------------------------------------------------------------------
Advertising and               $4,000 to $10,000        As Arranged     As Arranged                 Suppliers, Media, etc.
Promotion
==========================================================================================================================

==========================================================================================================================
                                                        Method of                                         To Whom
     Cost or Expense                 Amount              Payment              When Due                     Paid
--------------------------------------------------------------------------------------------------------------------------
Additional Funds (3           $50,000 to $120,000      As Incurred     As Incurred                 Employees, Suppliers
months)(5)
--------------------------------------------------------------------------------------------------------------------------
Total (6)                     $771,600 to $2,067,000
==========================================================================================================================

      Note 1. When you sign a Development Agreement, you must pay $22,500 for each Restaurant to be developed under the Development Schedule; however, $17,500 of this amount is applied to the initial franchise fee for each Restaurant to be developed.

      Note 2. The furniture, fixtures and equipment will vary, depending on the size and seating capacity of the Restaurant. We require a standard interior decor style, but may allow the Restaurant to reflect the location, market, and your tastes within certain parameters prescribed and approved by us. We recommend our prototype design for "pad locations" that do not have a building already on them.

      Note 3. Liquor licenses range widely in cost. This variation reflects the fact that some states issue only a limited number of new liquor licenses each year, or none at all, and it may therefore be necessary to purchase an existing license at its fair market value, which amount may be substantial.

      Note 4. This represents sums to be expended for rent and other charges during the first three months of services. If you do not already own suitable restaurant space, the premises must be purchased or leased. We anticipate that most franchisees will lease the premises. We require a restaurant space of from 5,000 to 6,350 square feet. We prefer that you lease or purchase a lot of approximately 1 1/2 acres that is 150 feet or more wide. The cost of leasing or purchasing space will vary, depending on location and other factors, and cannot be accurately projected by us.

      Note 5. This represents your initial start up expenses primarily for labor and supplies. These expenses include payroll costs. These figures are estimates and we cannot guarantee that you will not have additional expenses starting the business. Your costs will depend on factors such as: how much you follow our methods and procedures; your management skill, experience and business acumen; local economic conditions; the prevailing wage rate; competition and the sales level reached during the initial period.

      Note 6. The Totals do not include the Initial Development Fee which is required only if a Development Agreement is signed.

      To our knowledge, the costs or expenses described above are not refundable.

      As described in Item 10, we have arranged for STI Credit Corporation a/k/a Sun Trust Credit. ("STI") to offer financing for the establishment of Restaurants. STI will offer financing for up to 75% of the total cost of a qualified franchisee's assets in the Restaurant, exclusive of the unit franchise fee, not to exceed $500,000 for new franchisees and $750,000 for multi-unit operators. STI will quote their standard rate at the time, which will vary depending on, among other things, the term and amount of the loan and the amount of advance payments. The term of the financing is five to seven years with the rate fixed for the first five years then reset at month 61 to the standard rate in effect at that time for the balance of the payments. (see Item 10 ).

      We anticipate that your expenses to develop Restaurants under the Development Agreement will be primarily as described in the chart above, multiplied by the number of units in the Development Schedule.

                                     ITEM 8

                             RESTRICTIONS ON SOURCES
                            OF PRODUCTS AND SERVICES

      You must maintain the Restaurant in a high degree of sanitation, repair and condition, and make such additions, alterations, repairs and replacements (but no others without our prior written consent) as may be required for that purpose, including, such periodic repainting or replacement of obsolete signs, furnishings, equipment and decor as we may reasonably direct, at your cost and expense. You must also obtain, at your expense, any new or additional equipment, fixtures, supplies and other products and materials which we may reasonably require for you to offer and sell new menu items or to provide the Restaurant's services by alternative means. Except as may be expressly provided in the Manuals, no alterations or improvements or changes of any kind in design, equipment, signs, interior or exterior decor items, fixtures or furnishings will be made in or about the Restaurant or its premises without our prior written consent.

      You must on our request, make other improvements to modernize the Restaurant premises, equipment (including electronic cash register or computer hardware and software systems), signs, interior and exterior decor items, fixtures, furnishings, supplies and other products and materials required for the operation of the Restaurant, to our then-current standards and specifications. Notwithstanding the above, you must make such capital improvements or modifications described if we so request at the earlier of: (i) 10 years after the execution of the Franchise Agreement, or (ii) such time that a majority of the Restaurants then operated by us or our affiliates in the United States have made or have initiated such improvements or modifications.

      You must comply with all of our standards and specifications relating to the purchase of all food and beverage items, ingredients, supplies, materials, fixtures, furnishings, equipment (including electronic cash register or computer hardware and software systems) and other products used or offered for sale at the Restaurant. Except as otherwise provided in the Franchise Agreement, you must obtain such items from suppliers (including manufacturers, distributors and other sources) who continue to demonstrate the ability to meet our then-current standards and specifications for food and beverage items, ingredients, supplies, materials, fixtures, furnishings, equipment and other items used or offered for sale at Restaurants and who possess adequate quality controls and capacity to supply your needs promptly and reliably; and who have been authorized in writing by us prior to any purchases by you from any such supplier; and who have not thereafter been rejected by us. If you desire to purchase, lease or use any products or other items from an unauthorized supplier, you must submit to us a written request for our consent, or must request the supplier itself to do so. You must not purchase or lease from any supplier until and unless such supplier has been authorized in writing by us. We will have the right to require that our representatives be permitted to inspect the supplier's facilities, and that samples from the supplier be delivered, either to us or to an independent laboratory designated by us for testing. You must pay the expenses incurred by us or our designee in connection with the test and the actual cost of the test. We reserve the right, at our option, to re-inspect from time to time the facilities and products of any supplier previously consented to by us and to revoke our consent on the supplier's failure to continue to meet any of our then-current criteria. Nothing above will be construed to require us to consent to any particular supplier.

      You must operate the Restaurant in strict conformity with our standards and specifications and the restrictions on the use of the Proprietary Marks described in the Franchise Agreement. In particular, you must:

      1. Maintain in sufficient supply and to use and sell at all times only such food and beverage items, ingredients, products, materials, supplies and paper goods that conform to our standards and specifications.

      2. Grant us and our agents the right to enter on the Restaurant premises at any time for the purpose of conducting inspections; cooperate with our representatives in such inspections by rendering such assistance as they may reasonably request; and, on notice from us or our agents, take such steps as may be necessary to correct immediately any deficiencies detected during any such inspection. Should you, for any reason, fail to correct such deficiencies within a reasonable time as we determine, we will have the right and authority (without, however, any obligation to do so) to correct such deficiencies and charge you a reasonable fee for our expenses in so acting, payable by you immediately on demand. You must permit us or our agents, at any reasonable time, to remove a reasonable number of samples of food or non-food items from your inventory, or from the Restaurant, without payment, in amounts reasonably necessary for testing by us or an independent laboratory to determine whether such samples meet our then-current standards and specifications. We may require you to bear the cost of such testing if the supplier of the item has not previously been consented to by us or if the sample fails to conform with our specifications.

      3. Purchase or lease, install and maintain, at your expense, all fixtures, furnishings, equipment (including electronic cash register or computer hardware and software systems), decor items, signs, delivery vehicles, and related items as we may reasonably direct from time to time in the Manuals or otherwise in writing; and refrain from installing or permitting to be installed on or about the Restaurant premises, without our prior written consent, any fixtures, furnishings, equipment, delivery vehicles, decor items, signs, games, vending machines or other items not previously authorized as meeting our standards and specifications. Such maintenance includes such computer hardware and software upgrades, repairs, and replacements as we may direct from time to time. If any of the property described above is leased by you from a third party, you must submit a copy of the proposed lease to us for written consent prior to its execution and shall furnish to us a copy of the executed lease within 10 days after execution. No lease for the Restaurant premises will be approved by us unless a rider to the lease, prepared by us and executed by us, you and the lessor, in substantially the form attached as Attachment B to the Franchise Agreement, is attached to the lease and incorporated therein. Attachment B provides, among other things, that:

            (a) During the term of the Franchise Agreement, the leased premises must be used only for the operation of the Restaurant.

            (b) The landlord consents to your use of the Proprietary Marks and signs, interior and exterior decor items, color schemes, plans, specifications and related components of the System as we may prescribe for the Restaurant.

            (c) The landlord agrees to furnish us with copies of any and all letters and notices sent to you pertaining to the lease and the premises at the same time that such letters and notices are sent to you.

            (d) We have the right to enter the premises to make any modification or alteration necessary to protect the System and Proprietary Marks or to cure any default under the Franchise Agreement or any development agreement entered into between us and you or under the lease, without being guilty of trespass or any other crime or tort, and the landlord will not be responsible for any expense or damages arising from our action.

            (e) If you default under the terms of the lease, we may cure the default and assume the lease in our name.

            (f) You will be permitted to assign the lease to us or our affiliates on the expiration or earlier termination of the Franchise Agreement and the landlord consents to such assignment and agrees not to impose or assess any assignment fee or similar charge or accelerate rent under the lease regarding the assignment, or require us to pay any past due rent or other financial obligations of you to the landlord. The landlord will look solely to you for any rents or other financial obligations owed to the landlord prior to such assignment. We are not a party to the lease and have no liability under the lease, unless and until the lease is assigned to, or assumed by, us.

            (g) We are authorized, without the consent of the lessor, to sublet the premises to an authorized franchisee, provided such subletting is specifically subject to the terms of this lease and further provided we remain liable for the performance of the terms of the lease and provided you expressly assume all obligations of the lease.

            (h) You may not assign the lease or renew or extend its term without our prior written consent.

      We will have 30 days after receipt of the proposed contract of sale or proposed lease to either consent to or reject such documentation prior to its execution.

      4. Play in the Restaurant such recorded or programmed music as we may from time to time require in the Manuals or otherwise in writing and to obtain such copyright licenses as may be necessary to authorize the playing of such recorded music.

      5. Install and maintain certain computer equipment (see Item 11).

      We have and may continue to develop for use in the System certain products, including products which are prepared from highly confidential recipes and which are our trade secrets. Because of the importance of quality and uniformity of production and the significance of such products in the System, it is to the mutual benefit of us and you that we closely control the production and distribution of such products. Accordingly, if such products become a part of the System, you must use only our confidential recipes and other proprietary products, and must purchase solely from us or authorized suppliers designated by us all of your requirements for such products. If we make available to you certain promotional merchandise identifying the System as we may require such as T-shirts, sweatshirts and caps, you must purchase from us or from a source designated by us for resale to your customers such merchandise in amounts sufficient to satisfy your customer demand.

      You must require all advertising and promotional materials, signs, decorations, paper goods (including menus and all forms and stationery used in the Restaurant), and other items which we may designate to bear the Proprietary Marks in the form, color, location and manner prescribed by us.

      Any vehicle which you use to deliver Restaurant products and services to customers must meet our standards and specifications with respect to appearance and ability to satisfy the requirements imposed on you. You must place such signs and decor items on the vehicle as we require and must at all times keep such vehicle clean and in good working order. You must not engage or utilize any individual in the operation of a motor vehicle in connection with providing services under the Franchise Agreement who does not meet the minimum requirements to operate a motor vehicle under the laws of the state in which you provide such services. You must require each such individual to comply with all laws, regulations and rules of the road and to use due care and caution in the operation and maintenance of motor vehicles. Except as noted above, we do not set forth any requirements or exercise control over any motor vehicle which you utilize.

      We will promptly furnish to you, on your written request, our then current standards and specifications applicable to any equipment, supplies, trademarked paper goods, or other products required by us, provided that we will not be obligated to disclose any of our trade secrets. In addition, we will promptly furnish to you, on your written request, the names and addresses of all manufacturers, currently approved by us, from whom such equipment, supplies, trademarked paper goods, and other products may be purchased.

      Our specifications for products are generally issued through written communications and are available to franchisees and approved suppliers. To obtain approval of a product, you must submit a written request and provide additional information which we may request. We often test products at restaurants owned by our affiliates as part of our evaluation. Except as described above, we do not impose a fee for product approval requests and generally process requests from between one day to three months after we receive them.

      We have offered design services for a fee to assist in implementing approved premises alterations requested by franchisees. These fees have ranged from $500 to $3,500 during our last fiscal year. Otherwise, neither we nor our affiliates are approved suppliers of goods or services.

      You must procure, on execution of the Franchise Agreement, and must maintain in full force and effect at all times during the term of the Franchise Agreement, at your expense, an insurance policy or policies protecting you and us and our affiliates and their respective affiliates, successors and assigns and each such entity's respective officers, directors, shareholders, partners, agents, representatives, independent contractors and employees against any demand or claim with respect to personal injury, death or property damage, or any loss, liability or expense whatsoever arising or occurring on or in connection with the Restaurant.

      These policy or policies must be written by a responsible carrier or carriers reasonably acceptable to us (e.g., having been assigned an "A" rating or its equivalent by a recognized insurance rating service) who are duly licensed by the appropriate governmental authorities and must include, at a minimum (except as additional coverages and higher policy limits may reasonably be specified by us from time to time and such other changes or modifications to such coverages and limits as we deem appropriate, in accordance with standards and specifications set forth in writing), the following:

      1. Comprehensive General Liability Insurance, including broad form contractual liability, broad form property damage, personal injury, advertising injury, completed operations, products liability, business interruption, and fire damage coverage, in the amount of $5,000,000 combined single limit.

      2. Liquor Legal Liability Insurance in the amount of $5,000,000 combined single limit.

      3. Special form coverage (including earthquake and flood, if applicable) for the full cost of replacement of the Restaurant premises and all other property in which we may have an interest with no coinsurance clause.

      4. An "umbrella" policy providing excess coverage with limits of not less than $5,000,000, except that if you own five or more Restaurants, you must maintain coverage with limits of not less than $10,000,000.

      5. Automobile liability coverage, including coverage of owned, non-owned and hired vehicles, with coverage in amounts not less than $1,000,000 combined single limit.

      6. Workers' Compensation insurance in amounts provided or described by applicable law and employers' liability insurance with coverage limits of not less than: $1,000,000, each bodily injury by accident; $1,000,000, bodily injury by disease; and $1,000,000, each employee for bodily injury by disease; provided, however, if the state or locality in which the Restaurant is located and operated does not require Workers' Compensation insurance, or if such insurance is required but coverage limits are not specified, then you must obtain comparable insurance coverage in coverage amounts as are reasonably required by us.

      7. Such other insurance as may be required by the state or locality in which the Restaurant is located and operated.

      8. You may, with our prior written consent, elect to have reasonable deductibles in connection with the coverage required above. Such policies must also include a waiver of subrogation in favor of us and our directors, officers, shareholders, partners, employees, representatives, independent contractors and agents.

      In connection with any construction, renovation, refurbishment or remodeling of the Restaurant, you must maintain insurance covering the completed value of the construction and commercial general liability insurance in forms and amounts, and written by a carrier or carriers, reasonably satisfactory to us.

      Your obligation to obtain and maintain the above policy or policies in the amounts specified will not be limited in any way by reason of any insurance which we may maintain, nor will your performance of that obligation relieve your liability under the indemnity provisions set forth in the Franchise Agreement.

      All public liability and property damage policies must contain a provision that we and our directors, officers, shareholders, partners, employees, representatives, independent contractors and agents, although named as insureds, will nevertheless be entitled to recover under such policies on any loss occasioned to us or our servants, agents or employees by reason of the negligence of you or your servants, agents or employees.

      On execution of the Franchise Agreement, and thereafter in accordance with the Franchise Agreement and 30 days prior to the expiration of any such policy, you must deliver to us Certificates of Insurance or other evidence of the existence and continuation of proper coverage with limits not less than those required under the Franchise Agreement. All insurance policies required, with the exception of workers' compensation or its equivalent, must name us and any parent or affiliate, and their respective directors, officers, shareholders, partners, employees, representatives, independent contractors and agents, as additional insureds, and must expressly provide that any interest of them will not be affected by your or your Controlling Principals' breach by of any policy provisions. All required insurance policies must expressly provide that no less than 30 days' prior written notice will be given to us in the event of a material alteration to or cancellation of the policies.

      Should you, for any reason, fail to procure or maintain the insurance required by the Franchise Agreement, as such requirements may be revised from time to time by us in writing, we will have the right and authority (without, however, any obligation to do so) to procure such insurance and to charge you, which charges, together with a reasonable fee for our expenses in so acting, will be payable by you immediately on notice.

      During our last fiscal year, we did not derive any revenue from our franchisees' purchases or leases from third parties. We currently do not receive any rebates or discounts from suppliers as a result of purchases by our franchisee, that are not remitted to our franchisees.

      We estimate that the required purchases described above will represent 80%
- 90% of all the purchases necessary to establish a Restaurant, and 80% - 90% of all purchases necessary to operate a Restaurant.

      As of the date of this Offering Circular, there is one purchasing or distribution cooperative. The cooperative, which purchases advertising for the Philadelphia market, consists of 10 Restaurants, two of which are owned by us or our affiliates. Franchisees' contributions to the cooperative are determined by a vote of cooperative members, with each member receiving one vote per Restaurant.

      We do not provide material benefits to franchisees based on their use of designated or approved sources.

                                     ITEM 9

                            FRANCHISEE'S OBLIGATIONS

      THIS TABLE LISTS YOUR PRINCIPAL OBLIGATIONS UNDER THE FRANCHISE AND OTHER AGREEMENTS. IT WILL HELP YOU FIND MORE DETAILED INFORMATION ABOUT YOUR OBLIGATIONS IN THESE AGREEMENTS AND IN OTHER ITEMS OF THIS OFFERING CIRCULAR.

==================================================================================================================================
                                                                                                                   Item in
                Obligation                                       Section in Agreement                         Offering Circular
----------------------------------------------------------------------------------------------------------------------------------
Site selection and acquisition/lease                 Section III of Franchise Agreement                    Items 8 and 11
----------------------------------------------------------------------------------------------------------------------------------
Pre-opening purchases/leases                         Sections VI and XI of Franchise Agreement             Items 5, 6, 7, 8 and 11
----------------------------------------------------------------------------------------------------------------------------------
Site development and other pre-opening               Section III of Franchise Agreement, Section IV        Items 6, 7 and 11
requirements                                         of Development Agreement
----------------------------------------------------------------------------------------------------------------------------------
Initial and ongoing training                         Section XI of Franchise Agreement                     Items 6, 7, 8 and 11
----------------------------------------------------------------------------------------------------------------------------------
Opening                                              Sections III and XI, and Attachment A of              Item 11
                                                     Franchise Agreement
----------------------------------------------------------------------------------------------------------------------------------
Fees                                                 Sections IV, VI, and VII of Franchise                 Items 5 and 6
                                                     Agreement, Section VI of the Development
                                                     Agreement
----------------------------------------------------------------------------------------------------------------------------------
Compliance with standards and policies/Manuals       Sections II, III, VI, VII, VIII, IX, X, XI, XII,      Items 11 and 14
                                                     and XVI of Franchise Agreement
----------------------------------------------------------------------------------------------------------------------------------

==================================================================================================================================
                                                                                                                   Item in
                Obligation                                       Section in Agreement                         Offering Circular
----------------------------------------------------------------------------------------------------------------------------------
Trademarks and proprietary information               Sections VIII, XII, XVIII and Attachment D of         Items 13 and 14
                                                     Franchise Agreement
----------------------------------------------------------------------------------------------------------------------------------
Restrictions on products/services offered            Section VI of Franchise Agreement                     Items 8 and 16
----------------------------------------------------------------------------------------------------------------------------------
Warranty and customer service requirements           Section VII of Franchise Agreement                    Item 8
----------------------------------------------------------------------------------------------------------------------------------
Territorial development and sales quotas             Section IV of Development Agreement                   Item 12
----------------------------------------------------------------------------------------------------------------------------------
Ongoing product/service purchases                    Section VI of Franchise Agreement                     Items 6 and 8
----------------------------------------------------------------------------------------------------------------------------------
Maintenance, appearance and remodeling               Sections III, VI, X  and XIII of Franchise            Items 8 and 11
requirements                                         Agreement
----------------------------------------------------------------------------------------------------------------------------------
Insurance                                            Section X of Franchise Agreement                      Items 7 and 8
----------------------------------------------------------------------------------------------------------------------------------
Advertising                                          Section VII of Franchise Agreement                    Items 6, 8 and 11
----------------------------------------------------------------------------------------------------------------------------------
Indemnification                                      Section XVIII of Franchise Agreement,                 Item 6
                                                     Section XII of Development Agreement
----------------------------------------------------------------------------------------------------------------------------------
Owner's participation/management/staffing            Sections XI, XIII and XVIII of Franchise              Items 1, 11 and 15
                                                     Agreement, Section V of Development
                                                     Agreement
----------------------------------------------------------------------------------------------------------------------------------
Records and reports                                  Sections IV, VI and IX of Franchise                   Item 6
                                                     Agreement
----------------------------------------------------------------------------------------------------------------------------------
Inspections and audits                               Sections III, VI and IX of Franchise                  Items 6, 8 and 11
                                                     Agreement
----------------------------------------------------------------------------------------------------------------------------------
Transfer                                             Section XIII of Franchise Agreement, Section          Items 6 and 17
                                                     VIII of the Development Agreement
----------------------------------------------------------------------------------------------------------------------------------
Renewal or Extension of Rights                       Section II of Franchise Agreement, Section IV         Items 6 and 17
                                                     of Development Agreement
----------------------------------------------------------------------------------------------------------------------------------
Post-termination obligations                         Section XVII of Franchise Agreement, Section          Items 6 and 17
                                                     XI of the Development Agreement
----------------------------------------------------------------------------------------------------------------------------------
Noncompetition covenants                             Section XII and Attachment D of Franchise             Item 17
                                                     Agreement, Section VII and Attachment B of
                                                     the Development Agreement
----------------------------------------------------------------------------------------------------------------------------------
Dispute resolution                                   Section XIX of Franchise Agreement, Section           Items 6 and 17
                                                     XIII of the Development Agreement
==================================================================================================================================

                                     ITEM 10

                                    FINANCING

      Except as described below, we do not offer direct or indirect financing for franchisees or developers, nor do we guarantee notes, leases, or other obligations for franchisees or developers.

      We have arranged for STI Credit Corporation a/k/a Sun Trust Credit, a third party lender which is not affiliated with us ("STI") to offer financing for the establishment of Restaurants. STI offers furniture, fixtures and equipment financing for up to 75% of the total cost of a qualified franchisee's assets in the Restaurant, exclusive of the unit franchisee fee, not to exceed $500,000 for new franchisees and $750,000 for multi-unit operators. STI will quote their standard rate at the time, which will vary depending on, among other things, the term and amount of the loan and the amount of advance payments. The term of the financing is five to seven years with the rate fixed for the first five years then reset at month 61 to the standard rate in effect at that time for the balance of the payments. The following are two sample rate quotes which were in effect on January 1, 1999:

Non-Real Estate Loan Program Rates with One Advanced Payment as of January 1, 1999.

Months          $75,001-$150,000      $150,001-$350,000        $350,000-$500,000
------          ----------------      -----------------        -----------------
48 months            11.30%                 11.00%
60 months            11.65%                 11.45%                   11.11%
72 months            11.50%                 11.30%                   10.87%
84 months            11.06%                 10.86%                   10.66%

Non-Real Estate Fair Market Value Equipment Lease, Stream of Payment Program Rates with One Advanced Payment as of January 1, 1999.

Months          $75,001-$150,000      $150,001-$350,000        $350,000-$500,000
------          ----------------      -----------------        -----------------
48 months             9.03%                 8.82%
60 months             9.50%                 9.29%                    9.09%
72 months             9.95%                 9.75%                    9.56%
84 months            10.19%                10.00%                    9.80%

These rate are subject to change. The loan will be secured by a first priority security interest in all accounts receivable, contract rights, inventory, machinery, equipment, furniture, fixtures, and certain other assets. STI will require that you (or if a corporation or partnership will execute the Franchise Agreement, that the shareholders and partners) guarantee the financing. The financing may be prepaid, but you will be required to pay a prepayment fee of 2.5% of the remaining principal balance. Your potential liabilities on default of the financing include an accelerated obligation to pay the entire amount due and an obligation to pay all costs of collection, including attorney's fees. These terms are included in the Promissory Note, which is attached, along with other financing documents, to Item 22 of this Offering Circular. We may guarantee the financing with STI.

      We do not have any past or present practice or intent to sell, assign, or discount to a third party, all or part of the financing arrangement, but reserve the right to do so. Neither we nor our affiliates receive payments for the placement of financing with STI or any other lender.

                                     ITEM 11

                            FRANCHISOR'S OBLIGATIONS

      Except as listed below, we need not provide any assistance to you.

Pre-Opening Obligations

      Prior to the opening of the Restaurant to the public, we will offer certain services to you pursuant to the Franchise Agreement. The Development Agreement confers development rights only and does not require us to provide any services to you. The services we make available under the Franchise Agreement are as follows:

      1. Our Site Selection Handbook and such site selection assistance as we may deem advisable, as well as such on-site evaluation as we may deem necessary on our own initiative or in response to your reasonable request for evaluation of a site; provided, however, that we will not provide an on-site evaluation for any proposed site prior to the receipt of all required information and materials concerning such site. (Franchise Agreement ss. V.A.)

      2. On loan, a set of prototypical architectural and design plans and specifications for a Restaurant. You must independently, and at your expense, have such architectural and design plans and specifications adapted for construction of the Restaurant in accordance with the Franchise Agreement, including such adaptations required in order to comply with the regulations and standards required under applicable state or local laws where the Restaurant is located. No such plans and specifications may be modified in any material respect without our prior written consent, which consent will not be unreasonably withheld. (Franchise Agreement ss. V.B.)

      3. On loan, one (1) set of Manuals. (Franchise Agreement ss. V.C.)

      4. An initial training program for Franchisee's Operating Principal (or designee), General Manager and other Restaurant personnel and other training programs, as described below. (Franchise Agreement ss. V.H.)

      5. On-site pre-opening assistance at the Restaurant in accordance with the provisions of the Franchise Agreement, as described below. (Franchise Agreement ss. V.I.)

Continuing Obligations

      After the opening of the Restaurant to the public, we will offer additional services to you pursuant to the Franchise Agreement. The Development Agreement does not require us to provide any services to you. The services available after opening are as follows:

      1. If available as determined by us, we will license to you certain computer software used in the operation of the Restaurants. Such software may require connection to (at your expense) and operation of computers designated by us. We will make available to you at a reasonable cost any upgrades, enhancements or replacements to the software that are developed from time to time by or on are behalf. We will provide to you, for a reasonable fee, such support services relating to the software as we deem advisable. (Franchise Agreement ss. V.D.)

      2. Visits to the Restaurant and evaluations of the products sold and services rendered in it from time to time as reasonably determined by us, as more fully described in the Franchise Agreement. (Franchise Agreement ss. V.E.)

      3. Certain advertising and promotional materials and information developed by us from time to time for your use in marketing and conducting local advertising for the Restaurant. We may charge you a reasonable fee for such advertising and promotional materials. We may review and consent to or reject all advertising and promotional materials that you propose to use. (Franchise Agreement ss. V.F.)

      4. Advice and written materials concerning techniques of managing and operating the Restaurant from time to time developed by us, including new developments and improvements in Restaurant equipment and food products, source specifications and the packaging and preparation. (Franchise Agreement ss. V.G.)

      5. On-site pre-opening and post-opening assistance at the Restaurant in accordance with the provisions of the Franchise Agreement, as described below. (Franchise Agreement ss. V.G.)

                                      * * *

Advertising Programs

      Advertising Associations (Franchise Agreement ss. VII.B.)

      We have the right, in our discretion, to designate any geographical area (e.g., an area of dominant influence or "ADI") as a region for purposes of establishing an advertising association ("Association"). An Association may be composed of one or more Pizzeria Uno restaurants operated by us and/or one or more Pizzeria Uno restaurants operated by you or another of our franchisees. If an Association has been established for the geographic area in which the Restaurant is located at the time you commence business, you must immediately execute the documentation we require to become a member of the Association. If an Association applicable to the Restaurant is established at any later time, you must execute the documentation we require to become a member of the Association no later than 30 days after the date on which the Association commences operation as provided below:

            (a) Each Association must be organized and governed in a form and manner, and must commence operation on a date we approve in advance and in writing.

                  (i) Each Association must be organized for the purposes of, and all contributions to the Association and any earnings on those contributions must be used exclusively to meet any and all costs for, maintaining, directing and preparing advertising and/or promotional activities (including, among other things, the cost of preparing and conducting television, radio, magazine and newspaper advertising campaigns, direct mail and outdoor billboard advertising; marketing surveys and other public relations activities; employing advertising agencies; and providing promotional brochures and other marketing materials to the outlets operated under the System) in connection with regional advertising. These monies may also be used to defray our reasonable administrative costs and overhead as we may incur in activities reasonably related to the administration or direction of the Association or related to any advertising program conducted by or on behalf of the Association. The Association is operated solely as a conduit for the collection and expenditure of advertising contributions for the purposes stated in the Franchise Agreement.

                  (ii) No advertising or promotional plans or materials may be used by an Association or furnished to its members without our prior approval. All such plans and materials must be submitted to us in accordance with the procedures in the Franchise Agreement.

                  (iii) You must contribute to the Association an amount prescribed by the Association, at the times and in the manner prescribed by the Association, and must submit to the Association and to us other statements or reports as may be required by us or by the Association with our prior written approval.

            (b) We, in our sole discretion, may grant to any franchisee, an exemption for any length of time from the requirement of membership in an Association, on written request from the franchisee stating reasons supporting the exemption. Our decision concerning the request for exemption will be final.

      As described in Item 8, there is one local advertising association, in Philadelphia, Pennsylvania. For all Associations, member franchisees' required contributions will be determined by a vote of the members. We or someone we designate will be responsible for administration of the Associations. The Associations must prepare annual or periodic financial statements, which will be available for your review. We have the power to require Associations to be formed (subject to the above), changed, dissolved, or merged.

      Any action or advertising programs undertaken by any Association will not diminish your obligations to pay the Business Coop Fee, but any expenditures for these actions or programs will count toward Minimum Local Advertising Expense obligations described in Item 6 above. (Franchise Agreement ss. VII.C.)

      System Wide Media Fund (Franchise Agreement ss. VII.H.)

      We also reserve the right to assess you for contributions to a system wide media fund which will be designed to facilitate media market spending in a way that benefits the System through cooperative purchasing of media (the "System Wide Media Fund"). The System Wide Media Fund can be implemented on either a local, regional, or national basis. Fees paid to this Fund, if established, will be counted toward satisfaction of your Minimum Local Advertising Expense. We have not, as of the date of this offering, circular established this Fund. Advertising for the System Wide Media Fund may be prepared by our in-house advertising department or an advertising agency. On our establishment of the System Wide Media Fund, your obligations will be as follows:

            (a) On the 15th day of each month during the term of the Agreement, you must contribute an amount we designate, but not more than 1% of your Gross Revenues for the preceding month.

            (b) We, or our designee, will maintain and administer the System Wide Media Fund as follows:

                  (i) We will oversee all advertising and promotional programs with sole discretion to approve or disapprove the creative concepts, materials and media used in these programs, and the placement and allocation of them. The System Wide Media Fund is intended to maximize general public recognition and acceptance of the Intellectual Properties for the benefit of the System on a local, regional or national basis.

                  (ii) The System Wide Media Fund, all contribution to it, and any earnings on it will be used exclusively by us to purchase radio, television or print media on a local, regional or national basis.

                  (iii) You must contribute to the System Wide Media Fund by separate check made payable to the System Wide Media Fund. All sums paid by you to the System Wide Media Fund will be maintained in an account separate from our other monies and will not be used to defray any of our expenses, except for costs incurred for media that benefits any part of the System. The System Wide Media Fund and its earnings will not otherwise inure to our benefit. We or our designee will maintain separate bookkeeping accounts for the System Wide Media Fund.

                  (iv) It is anticipated that all contributions to and earnings of the System Wide Media Fund will be expended for advertising and/or promotional purposes during the taxable year within which the contributions and earnings are received. If, however, excess amounts remain in the System Wide Media Fund at the end of the taxable year, all expenditures in the following taxable year(s) will be made first out of accumulated earnings from previous years, next out of earnings in the current year, and finally from contributions.

                  (v) The System Wide Media Fund will not be our or our designee's asset. The System Wide Media Fund is operated solely as a conduit for the collection and expenditure of advertising contributions. A statement of the operations of the System Wide Media Fund as shown on our or our designee's books will be prepared annually and will by made available to you on your request.

                  (vi) Although the System Wide Media Fund is intended to be of perpetual duration, we maintain the right to terminate the System Wide Media Fund. The System Wide Media Fund will not be terminated, however, until all monies in the System Wide Media Fund have been expended for advertising and/or promotional purposes.

      We will not have a fiduciary obligation in connection with our maintenance or administration of the System Wide Media Fund.

      Business Coop, Minimum Advertising Expenses, and Other Advertising
Programs

      The Business Coop program, the Minimum Advertising Expense, signage requirements, and telephone directory requirements are described in Items 6, 8 and 9.

      The Business Coop program (and any voluntary advertising program) may place advertising in print, audio, television, or other media, and it is utilized for ad production, menu production, sanitation and service inspections and other services benefiting the System (e.g., premises inspections, and supply and supplier inspections). The coverage of Business Coop advertising may be local, regional, or national in scope. There are also voluntary promotional programs developed for use by all Pizzeria Uno restaurants, but participation is optional. Advertising for these programs is developed both internally by us, and by an outside advertising agency.

      The Business Coop Program is administered by us, unaudited financial statements are prepared annually, and the annual financial statements are available for review by franchisees. In the most recently concluded fiscal year the Business Coop program spent its funds in the following percentages: 36% on production; 36% on media placement; 20% on administrative expenses; and 8% on other (including 2% on training manuals, 2% on shopper/customer satisfaction surveys, 2% on sanitation inspections and 2% on research and development). Neither we or our affiliates receive payment for providing goods or services to the Business Coop program.

      For the Business Coop program, we are not obligated to spend any amount on advertising in the area or territory where you are located. If fees are not spent in the fiscal year in which they accrue, the fees will be carried forward into the following fiscal year. Except as described above, we have no obligation to prepare or provide an accounting of how advertising fees are spent. No funds are used for advertising that is principally a solicitation for the sale of franchises. There is no advertising council composed of franchisees, but there is a Franchise Advisory Board (the "FAB"), through which you may make comments on advertising policy or programs. The FAB acts in an advisory capacity only. Members are selected by a vote of franchisees (one vote per franchisee), and we reserve the right to change, reform or dissolve the FAB.

                                      * * *

      Both franchised and company-owned Restaurants contribute to the advertising programs described above. Company-owned Restaurants contribute on the same basis as franchisees. The amount which you must contribute is described in Item 6, and is the same for all franchisees.

      You must submit a sample of each type of advertising material to us prior to use, and, on receipt of the material, we will have 10 working days to approve or disapprove the material. If we take no action within 10 days, you may use the material submitted. We may disapprove if, in our sole discretion, the material is offensive, inaccurate, strategically inappropriate, potentially harmful to the Intellectual Properties or otherwise injurious to us or franchisees. Any expenditures for advertising that we have not approved will not be counted toward satisfaction of your Minimum Local Advertising Expense, as described in
Item 6. (Franchise Agreement ss. VII.D.)

Electronic Cash Register and Computer Programs

      You must install and maintain equipment in accordance with our standards and specifications to permit us to access and retrieve by telecommunication any information we are entitled to obtain which is stored on electronic cash registers (or other computer hardware and software). You must install and utilize at the Restaurant premises (a) such equipment and software as specified in the Manuals to permit us to inspect and monitor electronically information concerning your Restaurant, Gross Sales and such other information as may be contained or stored in such equipment and software; and (b) a telephone line and modem in accordance with our specifications to permit us to access by telephone the electronic cash register system (or other computer hardware and software) that you are required to utilize at the Restaurant as specified in the Manuals. We will have telephone access at such times and in such manner as we from time to time specify. It will be a material default under the Franchise Agreement if you fail to maintain such equipment and lines in operation and accessible to us at all times. (Franchise Agreement ss. VI.E.(9).)

      If we make available to you the computer software described in the Franchise Agreement, you must enter into a software license agreement with us in substantially the form attached to the Franchise Agreement for the license of such proprietary computer software provided by us for the operation of the Restaurant. (Franchise Agreement ss. VI.E.(10).)

      We may designate new or upgraded systems. There is no contractual limitation on the frequency or cost of your obligation of purchased new systems or to upgrade your existing systems.

      As of the date of this Offering Circular, we have designated the NCR 7450 POS System (the "POS System") for use by our franchisees. The POS System is a combined hardware and software system, which is manufactured by NCR Corporation and is commonly used in the restaurant industry. NCR Corporation is located at 1700 South Patterson Blvd., Dayton, Ohio 45479. Its telephone number is (513) 297-5700. The POS System has been in continuous use by us and our franchisees since February of 1995. The POS System controls sales transactions and is capable of generating a wide variety of reports including: terminal totals listings, cashier totals listings, server totals listings, and menu item sales analysis.

      The POS System is the proprietary property of NCR Corporation, of which we are not affiliated. You may purchase the POS System from any approved supplier. Neither we, our affiliates, or a third party has the contractual right or obligation to provide ongoing maintenance, repairs, upgrades or updates. The annual cost of any optional maintenance and support contracts, upgrades and updates is dependent on the number of terminals in the Restaurant. Attached to this Offering Circular as Attachment D is the Uno Restaurants, Inc. Software Support Maintenance Agreement, under which our affiliate, Uno Restaurants, Inc. will provide certain software support services.

Operating Manuals

      The table of contents of our Manuals are attached to this Offering Circular as Attachment B. The attachment describes the number of pages devoted to each subject. The total number of pages in each of the Manuals appears in the tables of contents of Attachment B.

Site Selection

      You assume all cost, liability, expense and responsibility for locating, obtaining and developing the site for, and for constructing and equipping, the Restaurant. You must comply with the minimum guidelines for site selection that we prescribe in the Site Selection Handbook or otherwise in writing, including the following:

      1. Before you acquire by lease or purchase a site for the Restaurant, you must locate a site for the Restaurant that satisfies the site selection information in the Site Selection Handbook and you must submit to us in the form specified in the Site Selection Handbook a description of the site, including evidence satisfactory to us that the site satisfies our site selection information, together with such other information and materials as we may reasonably require, including, but not limited to, a letter of intent or other evidence satisfactory to us which confirms your favorable prospects for obtaining the site. If not previously submitted, you must submit the information and materials for the proposed site to us for our consent no later than 6 months after you sign the Franchise Agreement. (Franchise Agreement ss. III.A.(1).)

      2. We may, in our discretion, direct one or more of our representatives to visit the site if the visit is necessary and appropriate in our discretion (on our own initiative or at your request) and subject to the availability of our representative(s). We will not direct our representative(s) to make any visit prior to the receipt of all information and materials concerning such site, as described above.

The first site visit will be without additional charge to you. For all subsequent site visits, regardless of whether undertaken at our initiative or at your request, you must promptly reimburse us for all costs and expenses we incur, including lodging, meals, travel, and wages incurred or related to the site visit(s). (Franchise Agreement ss. III.A.(2).)

      3. We have 30 days after receipt of this information and materials to consent to or reject, in our discretion, the proposed site as the location for the Restaurant. No site may be used for the location of the Restaurant unless you first receive our consent in writing. Our consent to a site is not deemed to be a representation or warranty that the site will be successful or attain a level or range of performance. (Franchise Agreement ss. III.A.(3).)

      4. After our consent to a location for the Restaurant is received and you have acquired the site, the location will be described in Attachment A of the Franchise Agreement. (Franchise Agreement ss. III.A.(4).)

      Within 60 days after we have consented to the site for the Restaurant as described above, you must acquire by purchase or lease, at your expense, the site for the Restaurant. (Franchise Agreement ss. III.B.)

      If you purchase the premises for the Restaurant, you must submit a copy of the proposed contract for sale to us for our written consent prior to signing it and you must furnish to us a copy of the signed contract of sale within 10 days after signing. If you will occupy the premises of the Restaurant under a lease, you must submit a copy of the proposed lease to us for our written consent prior to signing it and must furnish to us a copy of the fully executed lease within 10 days after signing. No lease for the Restaurant premises will be approved by us unless a rider to the lease, prepared and signed by us, you and the lessor, in substantially the form attached to the Franchise Agreement as Attachment B, is attached to the lease and incorporated therein. The terms of the lease rider are described in Item 8 of this Offering Circular. We have 30 days after receipt of the proposed contract of sale or proposed lease to either consent to or reject the documentation prior to the parties signing it. (Franchise Agreement ss. III.C.)

      You must obtain all zoning classifications and clearances which may be required by applicable state or local laws, ordinances or regulations or which may be necessary as a result of any restrictive covenants relating to the Restaurant premises. Before beginning the construction of the Restaurant, you must obtain all approvals, clearances, permits and certifications required for the lawful construction or remodeling and operation of the Restaurant, and certify in writing to us that the insurance coverage specified the Franchise Agreement is in full force and effect and that all required approvals, clearances, permits and certifications have been obtained. On request, you must provide to us additional copies of your certificates of insurance and copies of all the approvals, clearances, permits and certifications. (Franchise Agreement ss. III.D.)

      You must obtain any architectural, engineering and design services necessary for the construction or conversion of the Restaurant at your own expense from an architectural design firm approved by us in writing. You must adapt the prototypical architectural and design plans and specifications for construction of the Restaurant provided to you by us in accordance with the Franchise Agreement as necessary for the construction of the Restaurant and must submit such adapted plans to us for review. If we determine, in our discretion, that any plans do not satisfy our architectural or design standards and specifications or are not consistent with the best interests of the System, we may prohibit the implementation of the plans, and will notify you of any objection(s) within 30 days of receiving the plans, including a reasonably detailed list of changes necessary to make the plans acceptable. If we fail to notify you of an objection to the plans within this time period, you may use the plans. We will, on a resubmission of the plans with such changes, notify you within 15 days of receiving the resubmitted plans whether the plans are acceptable. If the changes are not acceptable, we must notify you of the objections as described above, and you must similarly resubmit the plans until the plans are acceptable to us. If we fail to notify you of any objection within the time period, you may use the resubmitted plans. Acceptance by us of the plans does not constitute a representation, warranty, or guarantee, express or implied, by us that the plans are free of architectural or design errors and we will have no liability to you or any other party regarding them. (Franchise Agreement ss. III.E.)

      You must begin and diligently pursue construction or remodeling (as applicable) of the Restaurant. During construction or remodeling, you must provide us with periodic reports regarding the progress of the construction or remodeling as may be reasonably requested by us. In addition, we must make on-site inspections as we may deem reasonably necessary to evaluate your progress. If you request or we deem that more than one on-site inspection is necessary, you must pay all costs and expenses incurred by us in connection with the additional visits, including lodging, meals, travel and wages. If during the inspections we identify instances where your construction or remodeling is inconsistent with, or does not meet, our standards, we will notify you in writing of the deficiencies, and you must correct the deficiencies before opening. You must notify us of the scheduled date for completion of construction or remodeling no later than 30 days before the date of completion. Within a reasonable time after the date of completion of construction or remodeling, we may, at our option, conduct an inspection of the completed Restaurant. You must pay all reasonable costs and expenses incurred by us in connection with the inspection, including lodging, meals, travel and wages. (Franchise Agreement ss. III.F.)

      The typical length of time between the signing of the Franchise Agreement and the opening of a Restaurant is estimated to be approximately 10 to 12 months. Factors which may affect this time period include your ability to identify a proper location, obtain a lease, obtain necessary zoning and building permits, and obtain financing, as well as the availability of your contractor.

Training Program

      You, the Operating Principal, the General Manager and other personnel must receive the training that we may require, as follows:

      1. The Operating Principal (or his designee), the General Manager and the other managers we determine must attend and complete our initial training program to our satisfaction. Those persons must have completed the initial training program not later than 8 weeks before the opening date of the Restaurant. Initial training will be conducted by us at a company-operated restaurant or such other location as we designate. We will determine, in our discretion, whether the Operating Principal (or his designee), General Manager and other managers have satisfactorily completed the initial training program. We will provide instructors and training materials for the initial training program of those persons at no additional charge to you. (Franchise Agreement ss. XI.E.(1)(a).)

      2. If the initial training program is not satisfactorily completed by the Operating Principal (or his designee), General Manager or any other manager or if we in our reasonable judgment determine that the initial training program cannot be satisfactorily completed by these person(s), you must designate a replacement(s) to satisfactorily complete the training. Any Operating Principal (or designee), General Manager or other manager, subsequently designated by you must also receive and complete the initial training program. We reserve the right to charge a reasonable fee for any initial training provided by us to any initial replacement Operating Principal, General Manager or other manager if you are not authorized by us to provide such training. (Franchise Agreement ss. XI.E.(1)(b).)

      3. Notwithstanding the above, on our request and at all times subject to our consent, you must, at your expense, conduct the initial training program and other training programs prescribed by us for any General Manager or other managers for the Restaurant if the Restaurant constitutes your second or subsequent Restaurant developed by you and for any replacement or successor Operating Principal, any designee, General Manager and any other Restaurant personnel. In that case, you must cause any person trained by you to receive our training certification. (Franchise Agreement XI.E.(1)(c).)

      4. You are responsible for any and all expenses incurred by you or the Operating Principal, any designee, General Manager and other managers, regarding any initial training program, including costs of travel, lodging, meals and wages. (Franchise Agreement ss. XI.E.(1)(d).)

      The Operating Principal, General Manager and such other Restaurant personnel as we designate must attend such additional training programs and seminars as we may offer from time to time. For all of these programs and seminars, we will provide the instructors and training materials. You will be responsible for any and all expenses incurred by you or the Operating Principal, General

Manager, managers, and other Restaurant personnel in connection with additional training, including costs of travel, lodging, meals and wages. (Franchise Agreement ss. XI.E.(2).)

      In connection with the opening of your first Restaurant, we will provide you with an opening crew composed of our trained representatives. The number of opening crew representatives and the time period in which such assistance will be provided are determined by us in our discretion. If the Restaurant is the second or third Restaurant opened by you, then we and you will each provide part of the opening crew members in the numbers designated by us in our discretion. Any opening crew members provided by you must be approved by us. The opening crew provided by us will provide on-site pre-opening and opening training, supervision, and assistance to you. You will be responsible for any and all expenses incurred by you or the Operating Principal, General Manager, managers and other Restaurant personnel. If the Restaurant is your fourth or subsequent Restaurant, at our election, the opening crew will either be provided as described above with respect to the second and third Restaurant opening by you or you will be responsible for providing all of the opening crew for the Restaurant. We may provide, at our option and in our discretion, a representative to observe and provide limited assistance to you in connection with the opening of the fourth and each subsequent Restaurant. (Franchise Agreement ss. XI.E.(3).)

      On your reasonable request or as we deem appropriate, we will, subject to the availability of personnel, provide you with additional trained representatives who will provide on-site remedial training to your Restaurant personnel. You must pay the cost of travel incurred by the representatives and a reasonable fee.

      The initial training program for managers consists of 35 hours of classroom instruction held in the corporate training facility. Training for management employees will also consist of no less than 45 days of in store operations training. Successful completion of the competency-based training program will be determined by culmination of each module of the management training program and certification contingent on the successful completion of the accomplishment recaps, projects, workbooks and examinations which accompany each module of the management training program. The classroom instruction includes certification of each trainee by the National Restaurant Association in Serving Safe Food. The subjects in the classroom training program are as follows:

================================================================================
                                                               HOURS OF
                       SUBJECT                            CLASSROOM TRAINING
================================================================================
Employee Supervision                                               8
--------------------------------------------------------------------------------
Quality Food Management and Cost Control                           7
--------------------------------------------------------------------------------
Employment Law                                                     4
--------------------------------------------------------------------------------
Service and Guest Relations                                        4
--------------------------------------------------------------------------------
Serving Safe Food                                                  4
--------------------------------------------------------------------------------
Employee Selection, Performance Appraisals and Training           6.5
--------------------------------------------------------------------------------
Facilities Management                                             1.5
================================================================================

The classroom training classes are held on an as needed basis. Instructional materials include manuals, books, videos, slides, checklists and tests. The training program and materials will be provided to you free of charge. The training also features role-playing demonstration and group discussion. On-the-job training, which is conducted by our opening crew, is currently provided for the following employees: servers (40 hrs), cooks (60 hrs), hosts (30 hrs), food preparation personnel (20 hrs), bar (40 hrs), dishwashers (5 hrs), and bus personnel (5 hrs). All training activities will be overseen by Roger C. Ahlfeld, Director of Training and his staff of training specialists with the assistance of company Regional Directors of Operations. Mr. Ahlfeld has served as our Director of Training since January 1997. He began his career with us in April 1992 as Assistant Manager of Operations in one of our affiliate's Restaurants. He has worked with us continuously since that time, except when Mr. Ahlfeld was attending graduate school. Mr. Ahlfeld holds an Master of Professional Studies degree in Hospitality Administration from the Cornell University School of Hotel Administration and a B.B.A. degree in Hotel and Restaurant Management from James Madison University. The instructors include:

Mr. Roger Ahlfeld, Director of Training
Ms. Allyson Bradford, Training Specialist
Mr. Jason Plass, Training Specialist
Mr. Alton Jackson, Manager of Kitchen Training

Other instructors include various other corporate employees and company executives.

                                     ITEM 12

                           EXCLUSIVE AREA OR TERRITORY

Franchise Agreement

      The Franchise Agreement grants you the right to operate a Restaurant at a single location that you select and that we approve. Attachment A to the Franchise Agreement lists the specific street address of the approved location. You must operate the Restaurant only at the approved location and you may not relocate the Restaurant without first obtaining our written consent. You may not offer or sell any products or services at or from another location. You may not establish or operate another Restaurant unless you enter into a separate Franchise Agreement for that Restaurant.

      Your approved location must be within an Assigned Area. We will describe the Assigned Area in Attachment A to the Franchise Agreement by boundary streets or highways, city limit or county line boundaries, by an area encompassed within a radius of a specific distance (or a range of distances) or by any other method. We will determine the Assigned Area based on various market and economic factors such as an evaluation of market demographics, the market penetration of the System and similar businesses, the availability of appropriate sites and the growth trends in the market. The Assigned Area (granted under the Franchise Agreement) will be smaller than the Territory granted under the Development Agreement.

      During the term of the Franchise Agreement, if you and your Controlling Principals are in compliance with the Franchise Agreement, and any other agreements you or your affiliates may have with us or our affiliates, we and our affiliates will not establish or authorize any other person or entity to establish a Restaurant within the Assigned Area. The license granted to you by the Franchise Agreement is only to operate a Restaurant, and we, and our affiliates may (or authorize a third party to) conduct the following activities:

      (1) advertise and promote the System, and fill customer orders by providing catering and delivery services in the Assigned Area;

      (2) offer and sell collateral and ancillary products and services which may be similar to those offered by the Restaurants in the Assigned Area under the Marks if offered and sold other than through a Restaurant, such as pre-packaged food products, wearables and Pizzeria Uno memorabilia;

      (3) offer and sell such products and services under the Proprietary Marks in the Assigned Area through any permanent, temporary or seasonal food service facility (e.g., a kiosk, concession, or multi-brand facility) that will provide a limited number or representative sample of the products and services normally offered by, and be located in a smaller facility than the Restaurant, including theater concessions, Takeries, and food court operations, (b) institutional food service sites (e.g., in- flight meals, hospital food services, school cafeterias), and (c) hotel restaurants and in-room hotel dining ("Alternative Distribution Sites");

      (4) operate a Restaurant in any Reserved Area (as defined below);

      (5) offer and sell products and services under any other names and marks; and

      (6) establish or operate a Restaurant anywhere outside of the Assigned Area regardless of proximity to the Assigned Area or your Restaurant.

      A Reserved Area is defined as any school campuses and facilities, transportation facilities (e.g., airports, train stations, bus terminals, port authorities), hospitals and other health care facilities, and temporary or periodic mass gathering locations or events designated by Franchisor.

Development Agreement

      Under the Development Agreement, we assign you the Territory within which you must develop two or more Restaurants in accordance with the Development Schedule. The Development Schedule contains a number of interim time periods during which Restaurants must be established ("Development Periods"). The Development Agreement also contains a schedule which describes the projected opening date of each Restaurant and the execution date for each Franchise Agreement. The Territory will be described in Attachment D of the Development Agreement typically by boundary streets or highways, city limit or county line or state boundaries, by an area encompassed within a radius of a specific distance (or a range of distances) or of a distance sufficient to encompass a specified population (or range of populations), or by any other method of delineation that we determine is appropriate under the circumstances. We will determine the Territory and number of Restaurants that you will commit to develop, before you sign the Development Agreement, based on various market and economic factors such as those described above regarding the Assigned Area.

      As long as you or your Controlling or other Principals are not and have not been in violation or breach of the Development Agreement or any Franchise Agreement or other Agreement between you or your affiliates and us or our affiliates neither we nor our affiliates will establish or authorize any other person or entity, other than you, to establish a Restaurant in the Territory during the term. We and our affiliates operate restaurants under the mark "Pizzeria Uno(R)" and under other names and marks, and the right granted by the Development Agreement is only for the operation of a Restaurant. We and our affiliates retain all other rights, including the right to at any time conduct (or authorize a third party to conduct) the following activities, regardless of proximity to, or the competitive effect on, the Territory or the Assigned Area of any Restaurant operated by you: (1) advertise and promote the System and fill customer orders by providing catering and delivery services in the Territory;
(2) offer and sell collateral and ancillary products and services which may be similar to those offered by the Restaurants in the Territory if offered and sold other than through a Restaurant, including, without limitation, pre-packaged food products, wearables and other Pizzeria Uno memorabilia; (3) offer and sell such products and services under the Proprietary Marks in the Territory through any Alternative Distribution Sites; (4) operate a Restaurant in any Reserved Area; (5) offer and sell products and services under any other names and marks; and (6) establish and operate a Restaurant anywhere outside the Territory.

      You may exercise the development rights granted the Development Agreement only by entering into a separate Franchise Agreement with us for each Restaurant for which a development right is granted. The Franchise Agreement will be the then-current form offered by us.

      During any of the Development Periods, subject to the terms and conditions of the Development Agreement, you may develop, with our prior written consent (which consent may be withheld in our sole discretion), more than the total minimum number of Restaurants which you are required to develop during that Development Period. Any Restaurants developed during a Development Period in excess of the minimum number of Restaurants required to be developed on expiration of that Development Period will be applied to satisfy your development obligation during the next succeeding Development Period, if any.

      You may open, with our prior written consent (which consent may be withheld in our sole discretion), additional Restaurants if (i) you develop and have open and operating all of the Restaurants required to be developed under the Development Schedule prior to the expiration of the last Development Period; (ii) you notify us of your desire to open additional Restaurants prior to completion of the development and opening of all of the Restaurants required to be developed under the Development Schedule; (iii) you and we agree on a projected opening date for each additional Restaurant; (iv) you open at least one additional Restaurant during 12 month period following completion of the development and opening of all of the Restaurants required to be developed under the Development Schedule; (v) any additional Restaurant is open prior to expiration of last Development Period; and (vi) you pay to us, at the time you notify us of your desire to open any additional Restaurant, an additional non-refundable pre-paid initial franchise fee of $35,000 for each additional Restaurant.

      If, during the Development Agreement, you cease to operate any Restaurant developed under the Development Agreement for any reason, you must develop a replacement Restaurant to fulfill your obligation to have open and in operation the required number of Restaurants as required. The replacement Restaurant must be open and operating on a date to be agreed on by the parties; provided, however, in no event will such date exceed 180 days after the date of closing of the Restaurant to be replaced. The replacement Restaurant must be operated under the same Franchise Agreement as executed for the Restaurant which you ceased to operate and the term of such Franchise Agreement will not be extended except as otherwise consented to in writing by us in our sole discretion. You must pay the travel and other expenses incurred by us or our designee associated with the "reopening" of such replacement Restaurant (see Item 6). From the date any Restaurant ceases to operate until the date the replacement Restaurant opens for business, you must pay to us a monthly fee of 2% of the average monthly Gross Sales of the closed Restaurant during the 12 month period (or such shorter period if the Restaurant was open less than 12 months) prior to closing. You must also pay to us a replacement fee to reimburse Franchisor for its costs related to such replacement Restaurant in an amount specified by us, which amount will not be less than $5,000.

      You must open each Restaurant and commence business in accordance with the Development Schedule. If you wish to obtain an extension of the Development Period, you may, subject to our consent, obtain from us not more than two extensions of any Development Period as may be necessary to complete construction and commence operation of such Restaurant. Each extension will be for an additional 30 day period commencing on the expiration of the applicable Development Period, including any previous extensions. If an extension of a Development Period is granted by us, the projected opening date will be extended to the extension date, if necessary. No extension of any Development Period will affect the duration of any other Development Period or any of your other development obligations. If an extension is requested in the final Development Period, the term of the Development Agreement will not be extended. To request such an extension, you must notify us in writing at least 60 days prior to the projected opening date of the Restaurant for which you will be unable to complete construction and commence operation by the expiration date of the Development Period in which such Restaurant was to have been opened. In such notice you must include a description of the reasons for such failure to develop in a timely manner and the expected date of completion of construction and opening. At the same time you provide us with such notice, you must pay an extension fee equal to a 12th of the average annual royalties payable by a franchised Restaurant immediately during the preceding calendar year.

      You must satisfy each of the conditions described below before our grant to develop each Restaurant becomes effective. If we determine, in our sole discretion, that you and the Controlling Principals have satisfied all of the conditions, then we will grant to you the right to develop each Restaurant pursuant to the Development Schedule:

      1. Operational: You and your affiliates must be in compliance with the Development Schedule, the Development Agreement and any other development Agreement between you or your affiliates and you or our affiliates. You must be conducting the operation of your existing Restaurants, if any, and be capable of conducting the operation of the proposed Restaurant (a) in accordance with the terms and conditions of the Development Agreement, (b) in accordance with the provisions of the respective Franchise Agreements, and (c) in accordance with the standards, specifications, and procedures set forth and described in the Manuals.

      2. Financial: You and your Controlling Principals satisfy our then-current financial criteria for developers and controlling principals of Restaurants with respect to your operation of your existing Restaurants, if any, and the proposed Restaurant. No event of default relating to any monetary obligations owed to us or our affiliates under the Development Agreement, any Franchise Agreement or other Agreement between you or any of your affiliates and us or any of our affiliates either has (i) occurred and is continuing or (ii) occurred during the 12 months preceding your request for consent, whether or not such event of default was cured or curable.

      3. Legal: You have submitted to us, in a timely manner, all information and documents requested by us prior to and as a basis for the issuance of individual licenses or pursuant to any right granted to you by the Development Agreement or by any Franchise Agreement, and have taken such additional actions as may be requested by us from time to time. You and the Controlling Principals have been and are faithfully performing all terms and conditions of the Development Agreement, each of the existing Franchise Agreements and any other Agreement among us, you or any of our or your respective affiliates.

      4. Ownership: Neither you nor any of your Controlling Principals (as applicable) have transferred a controlling interest in you. You and the Controlling Principals on whom we have relied to perform the duties under the Development Agreement must continue to own and exercise control over a controlling interest in you.

      If you fail to adhere to the Development Schedule (including any extensions approved by us in writing) or to adhere to any time period for developing a replacement Restaurant, it will constitute a material event of default under the Development Agreement, for which we may, among other things: terminate the Development Agreement; modify your territorial rights; reduce the area of any territorial rights; reduce the number of Restaurants which you may establish; or pursue any other remedy we may have at law or in equity.

                                      * * *

      The territorial rights granted to you under the Franchise Agreement or the Development Agreement are not dependent on your achieving certain sales volumes, market penetration or other contingency, and the Territory may not be altered before the Development Agreement expires or terminates, except as stated above regarding your compliance with the Development Schedule. Also, except as specifically described above, we generally do not grant rights of first refusal.

      We or our affiliates currently sell and plan to sell refrigerated and frozen consumer foods to commercial customers. These foods include Uno brand and private label pizza and other products. They are sold or will be sold to grocery stores, hotels, movie theaters, corporate dining facilities, air carriers (for in-flight meals) and other outlets which are not owned or operated by us or our affiliates and which may be located in the Territory or the Area Development Territory. These products are sold under the Proprietary Marks and private label brands, such as "North End" and "Autentico." We have no established timetable for further future development of these plans, and do not anticipate that these plans will conflict with your rights under the Franchise Agreement.

      We are also currently operating two concepts known respectively as an "Uno's Takery," and an "Uno's Slice Shop." Uno's Takeries and Uno's Slice shops are smaller-sized Uno restaurants which are identified by the Intellectual Properties. Takeries are designed to fill markets in which the System already maintains a significant presence. Slice Shops are designed to operate in airport terminals and within food courts for tollways and major thoroughfares. Both offer a limited line of menu items and only non-alcoholic beverages. Our affiliates currently operate one Takery and one Slice Shop. We may, in the future, choose to offer franchises for Takeries and Slice Shops. We have not yet established a timetable for the plan. If we offer these franchises, we do not anticipate that there will be conflict with full-service franchises regarding territory, customers, or franchisor support.

      Our affiliates have offered licenses for the establishment of businesses which offer food items similar to those to be offered by the Restaurant. The businesses utilize the Proprietary Marks and are located in grocery stores and movie theaters.

      Our affiliate, Su Casa, Inc., also operates one Mexican restaurant, in Chicago, Illinois. We do not believe that the products or services offered by these restaurants are part of the same product or service market.

                                     ITEM 13

                                   TRADEMARKS

      We have registered the following principal marks with the United States Patent and Trademark Office. Except as otherwise indicated, the marks are registered on the Principal Register:

================================================================================
            NAME                   REGISTRATION DATE         REGISTRATION NUMBER
================================================================================
        PIZZERIA UNO                    4/11/78                   1,089,458
--------------------------------------------------------------------------------
             UNO                        4/2/85                    1,329,014
--------------------------------------------------------------------------------
            UNO'S                       3/6/90                    1,586,246
--------------------------------------------------------------------------------
             UNO                        10/2/90                   1,615,917
--------------------------------------------------------------------------------
             UNO                        3/9/93                    1,757,093
--------------------------------------------------------------------------------
             UNO                       12/28/93                   1,814,299
--------------------------------------------------------------------------------
        UNO & DESIGN                    7/19/94                   1,846,019
--------------------------------------------------------------------------------
     UNO (for clothing)                 6/4/96                    1,978,609
--------------------------------------------------------------------------------
        PIZZERIA UNO,                   8/11/98                   2,179,797
CHICAGO BAR & GRILL & DESIGN
--------------------------------------------------------------------------------
  CHICAGO GRILL AND BREWERY             8/25/98                   2,185,189
   (Supplemental Register)
================================================================================

      We have filed all required affidavits in relation to the marks described above. We have renewed the registrations for the mark "Pizzeria Uno," described above. We have not renewed any of the other registrations described above as none are due for renewal until 2000.

      We have filed an application for the following mark, with the United States Patent and Trademark Office. As of the date of this Offering Circular, this application is pending:

================================================================================
        NAME                    APPLICATION DATE                  SERIAL NUMBER
--------------------------------------------------------------------------------
PIZZERIA UNO CHICAGO         5/16/97 (Intent to use)                75/293,562
  GRILL AND BREWERY
================================================================================

      There are no currently effective determinations of the United States Patent and Trademark Office, the Trademark Trial and Appeal Board, the trademark administrator of this state or any court, any pending interference, opposition or cancellation proceeding and any pending material litigation involving the marks described above which are relevant to their use in the state.

      Except as described below, there are no agreements currently in effect which significantly limit our rights to use or license the use of the marks in any manner material to the franchise. There is an independent chain of pizza restaurants, Numero Uno, Inc., doing business in the state of California under the name "Numero Uno." That chain has agreed not to use the names "Numero Uno" or "Uno" in the United States, outside California. Under the same Agreement, dated June 24, 1981, we have agreed not to use the name "Numero Uno" in California in our advertising or printed materials

(except as a description of a menu item), or as the name of a restaurant. The Agreement is of perpetual duration and may not be unilaterally canceled or modified. Additionally, under an Agreement dated October 2, 1990, between us and our affiliates and Uno's Pizza, Inc. and its principals ("Uno's Pizza, Inc."), Uno's Pizza, Inc. (an unaffiliated third party) retains the right to use the mark "UNO's" in a small non-exclusive area in West Seneca, New York. Uno's Pizza, Inc. has agreed not to expand the use of the name to other sites and not to transfer the name to any third party. The Agreement is of perpetual duration and may not be unilaterally canceled or modified. Also, on May 22, 1995, we entered into an Agreement with International Games, Inc. whereby our superior right to the marketing of clothing in our restaurants has been acknowledged and we allowed International Games, Inc. to market game-related clothing bearing the mark "UNO" within their channels of trade. The Agreement is of perpetual duration and may not be canceled or modified.

      We are aware of a pizza restaurant in Platteville, Wisconsin operating under the name "Pizzeria Uno"; a restaurant in Lagrangeville, New York, using the name "Numero Uno"; a restaurant in Oak Forest, Illinois, using the name "Pizzeria Numero Uno"; a restaurant in San Juan, Puerto Rico, using the name "Restaurant Uno"; and a restaurant in Astoria, New York, using the name "Gyro-Uno." There are no other infringing uses actually known to us which could materially affect your use of the Proprietary Marks. We have also licensed Film Roman, Inc., a Hollywood, California company, to use in cartoons the name "Bruno the Kid." We utilize a Bruno character for restaurant novelties, such as coloring books and cups.

      Except as described above, we know of no superior prior rights or infringing use which could materially affect your use of the marks except as noted above.

      You must notify us immediately by telephone, and thereafter in writing, of any apparent infringement of or challenge to your use of any Proprietary mark, of any claim by any person of any rights in any Proprietary Mark, and you and your Controlling Principals must not communicate with any person other than us or any affiliate which we designate, their counsel and your counsel in connection with any such infringement, challenge or claim. We will have complete discretion to take such action as we deem appropriate in connection with the foregoing, and the right to control exclusively, or to delegate control to any of our affiliates of, any settlement, litigation or Patent and Trademark Office or other proceeding arising out of any such alleged infringement, challenge or claim or otherwise relating to any Proprietary Mark. You must execute any and all instruments and documents, render such assistance, and do such acts or things as may, in our opinion, reasonably be necessary or advisable to protect and maintain the interests of us or any affiliate in any litigation or other proceeding or to otherwise protect and maintain the interests of us or any other interested party in the Proprietary Mark.

      We are not obligated by the Franchise Agreement, the Development Agreement or otherwise to protect any rights which you have to use the marks. If, at any time, we choose to modify or discontinue the use of any mark, you must comply with our directions at your expense.

                                     ITEM 14

                 PATENTS, COPYRIGHTS AND PROPRIETARY INFORMATION

Patents, Copyrights and Intellectual Properties

      Except as described below, we do not own any registered patents that are material to the franchise. Although we have not filed applications for copyright registration, we claim copyrights on all our menus, point of purchase materials and all like materials used in the System. Item 11 describes limitations on your use of this material.

      Aaron Spencer, our Director, has obtained, and permits us and our affiliates to use, a patent for a unique take-out box. The box has a cup and lid retainer and is utilized by Uno restaurants. The patent was granted on February 28, 1986 and assigned patent number 4,572,423. The patent runs for 17 years from the date it was granted. Although you will not be granted the right to use the patent, the Restaurant will utilize the take-out box. There are no currently effective determinations of the U.S. Patent and Trademark Office or any court; pending infringement, opposition, or cancellation proceeding; or pending material litigation involving this patent.

      Neither you nor the Controlling Principals may take any action that would prejudice or interfere with the validity of our rights with respect to the Proprietary Marks. Any and all goodwill arising from your use of the Proprietary Marks and the System will inure solely and exclusively to our benefit, and on expiration or termination of the Franchise Agreement, no monetary amount will be assigned as attributable to any goodwill associated with your use of the Proprietary Marks. You must not contest the validity of our or any of our affiliates' interest in the Proprietary Marks or assist others to contest the validity of our or any of our affiliates' interest in the Proprietary Marks.

      Any unauthorized use of the Proprietary Marks will constitute an infringement of our rights in the Proprietary Marks and a material event of default under the Franchise Agreement. You must provide us with all assignments, affidavits, documents, information and assistance we reasonably request to fully vest in us all such rights, title and interest in and to the Proprietary Marks, including all such items requested by us to register, maintain and enforce such rights in the Proprietary Marks.

      We reserve the right to substitute different Proprietary Marks for use in identifying the System and the Restaurant if our current Proprietary Marks no longer can be used, or if we, in our sole discretion, determines that substitution of different Proprietary Marks will be beneficial to the System. In such event, we may require you, at your expense, to discontinue or modify your use of any of the Proprietary Marks or to use one or more additional or substitute Proprietary Marks.

      With respect to your licensed use of the Proprietary Marks: (1) unless otherwise required by us, you must operate and advertise your Restaurant only under the name "Pizzeria Uno" without prefix or suffix; (2) during the term of the Franchise Agreement, you must identify yourself as the owner of your Restaurant, and a franchisee of us, in conjunction with any use of the Proprietary Marks, including uses on invoices, order forms, receipts and contracts, as well as the display of a notice in such content and form and at such conspicuous locations on the premises of your Restaurant or any Restaurant delivery vehicle or electronic media as we may designate in writing; (3) you must not use the Proprietary Marks to incur any obligation or indebtedness on behalf of us; (4) you must comply with our instructions in filing and maintaining the requisite trade name or fictitious name registrations, and must execute any documents deemed necessary by us or our counsel to obtain protection of the Proprietary Marks or to maintain their continued validity and enforceability; and (5) you must cooperate in all respects with us to prove the continuous and effective use of the Proprietary Marks and with respect to any renewal of any registration of the Proprietary Marks; such cooperation includes cooperation with us in the placement and use of the Proprietary Marks.

Confidential Manuals

      Under the Franchise Agreement, we will loan to you a copy of the Pizzeria Uno Recipe Manual, the Bar Manual, the Host Manual, the Server Manual, the Dish and Maintenance Manual, the Prep Manual, the Saute/Pizza Manual, the Management Training Program Manual, the Quality Assurance Manual, the HazMat Manual, the Management Administration Guide: Certified Trainer Program, and the Confidential Operating Manual, also known as the Management Operations Manual, (together, known as the "Manuals"). The Manuals are our sole property.

      You must operate the Restaurant in accordance with the standards and procedures specified in the Manuals. You and the Controlling Principals must treat the Manuals and any other materials we create or approve for use in operating the Restaurant, and the information contained in them, as confidential. You and the Controlling Principals must also use all reasonable efforts to maintain this information as secret and confidential, and must make the materials available only to those of your employees that must have access to it in order to operate the Restaurant, or to such other persons we authorize in writing. You must not copy, record or otherwise reproduce these materials, or make them available to any unauthorized person. The Manuals remain our sole property and must be kept in a secure place on the Restaurant premises.

      We may revise the contents of the Manuals and you must comply with each new or changed standard. You must also keep the Manuals current at all times. If there is a dispute as to the contents of the Manuals, the terms of the master copy we maintain at our home office will control.

Confidential Information

      We claim proprietary rights in certain of our recipes which are included in the Manuals and which are our trade secrets. You and each of your Controlling Principals are prohibited, during and after the term of the Franchise Agreement, from communicating, or using for the benefit of any other person or entity, any confidential information, knowledge or know-how concerning the methods of operation of the Restaurant that may be communicated to you or any of your Controlling Principals or that you may learn about, including these trade secrets. Also, after the term of the Franchise Agreement, you and each of your Controlling Principals are prohibited from using for your or their own benefit any of the confidential information, knowledge or know-how concerning the methods of operating the Restaurant described above. You and each of your Controlling Principals can divulge this confidential information only to your employees who must have access to it to operate the Restaurant. Neither you nor your Controlling Principals are permitted at any time, without first obtaining our written consent, to copy, record or otherwise reproduce the materials or information, or make them available to any unauthorized person. Any and all information, knowledge, know-how and techniques related to the System that we communicate to you, including the Manuals, plans and specifications, marketing information and strategies and site evaluation, selection guidelines and techniques, recipes, and other information communicated in writing and through other means, including electronic media (e.g., CD Rom, Internet, computer disk or video and audio tape) are considered confidential.

      You must have your General Manager and any of your other personnel who receive or will have access to confidential information, sign similar covenants (see Item 17). The covenants will be substantially as provided in Attachment D to the Franchise Agreement and Attachment B to the Development Agreement. Your Principals, other than the Controlling Principals who must sign the Franchise and Development Agreement, also must sign these covenants.

      If you or your Controlling Principals develop any new concept, process, product, recipe or improvement in operating or promoting the Restaurant (including computer software enhancements), you must promptly notify us and give us all necessary information, free of charge. You and your Controlling Principals must acknowledge that any of these concepts, processes, products, recipes or improvements will become our property and we may give the information to other franchisees.

Software

      If we provide you Software, you must also treat that as confidential information. You are prohibited from copying, or otherwise reproducing or making it available to any unauthorized person. Any Software provided must be returned to us if the Franchise Agreement is terminated or expires. If we provide you any Software, we will require you to sign a software license Agreement (as described in Item 11) that will state your obligations of confidentiality regarding the Software.

                                     ITEM 15

                        OBLIGATIONS TO PARTICIPATE IN THE
                   ACTUAL OPERATION OF THE FRANCHISE BUSINESS

      When the Franchise Agreement is signed, you must designate and retain an individual to serve as the "Operating Principal" of the Restaurant. If you are an individual, you must perform all obligations of the Operating Principal. The Operating Principal must continuously meet our qualifications.

      The Operating Principal must, at your option, either serve as the General Manager, or, subject to our approval, designate another individual (the Operating Principal's designee) to serve as the General Manager of the Restaurant. In our discretion, any individual designated by the Operating Principal to serve as the General Manager may also perform the duties and obligations of Operating Principal; provided, that the Operating Principal must take all necessary action to ensure that the designee conducts and fulfills all of the obligations in accordance with the terms of the Franchise Agreement, and, provided further, that the Operating Principal must remain fully responsible for the performance of the designee.

      The Operating Principal must sign the Franchise Agreement as one of the Controlling Principals, and must be individually, jointly and severally, bound by all your, the Operating Principal's and the Controlling Principals' obligations under the Franchise Agreement.

      You and the Operating Principal (or his designee, if applicable) must devote substantial full time and best efforts to supervising and conducting the Restaurant. The Operating Principal (and his designee, if applicable) must meet our standards and criteria for that individual, as we provide in the Manuals or otherwise in writing.

      If, during the term of the Franchise Agreement, the Operating Principal or any designee is not able to continue to serve or no longer qualifies to act as the Operating Principal, you must promptly notify us and designate a replacement within 30 days after the Operating Principal or the designee ceases to serve or be so qualified. The replacement is subject to the same qualifications and restrictions listed above. You must provide for interim management of the activities contemplated under the Franchise Agreement until you designate a replacement. You must conduct the interim management in accordance with the Franchise Agreement.

      You must designate and retain at all times a general manager ("General Manager") to direct the operation and management of the Restaurant. You must designate your General Manager at the same time you execute the Franchise Agreement. The General Manager will be responsible for the daily operation of the Restaurant. The General Manager may be, but need not be, one of the Controlling Principals. The General Manager must, during the entire period he serves as General Manager, meet our qualifications.

      The General Manager must satisfy our educational and business experience criteria as described in the Manuals or otherwise in writing by us. The General Manager must devote full time and best efforts to the supervision and management of the Restaurant. The General Manager must be an individual acceptable to us. The General Manager must satisfy the training requirements stated in the Franchise Agreement. If, during the term of the Franchise Agreement, the General Manager is not able to continue to serve in that capacity or no longer qualifies to do so, you must promptly notify us and designate a replacement within 30 days after the General Manager ceases to serve. The replacement must meet the same qualifications listed above. You must provide for interim management of the Restaurant until the replacement is so designated. You must conduct the interim management consistent with the terms of the Franchise Agreement.

      You must also obtain covenants not to compete, including covenants applicable on the termination of the person's relationship with you, from your General Manager and any of your other personnel who receive or will have access to our training and any holder of a beneficial interest in you who is not designated as a Controlling Principal and does not sign the Franchise Agreement as a Controlling Principal. At our request, you must require any of your personnel, if applicable, to sign covenants that they will maintain the confidentiality of information they receive or have access to based on their relationship with you (see Item 14). These covenants will be in substantially the same form attached to the Franchise Agreement and the Development Agreement. We reserve the right to decrease the period of time or geographic scope of the noncompetition covenants described in the attachments or eliminate the noncompetition covenants altogether for any party that is required to sign an Agreement as described in this paragraph (see Item 17).

      As described in Item 1, we have identified certain persons under the Franchise Agreement and Development Agreement that we refer to in this Offering Circular as your Principals. If you are an individual, your Principals include your spouse, if you are married. If you are not an individual, your Principals include those of your officers and directors (including the officers and directors of your general partner, if applicable) whom we designate as your Principals and all holders of an ownership interest in you, and in any entity that directly or indirectly controls you, and any other person or entity controlling, controlled by, or under common control with you.

      In addition, we may designate certain of your Principals as Controlling Principals. Those persons designated as Controlling Principals must sign the Franchise Agreement and Development Agreement, as applicable, and agree to be individually bound by certain obligations under the Agreements, including confidentiality and non-competition covenants and to personally guarantee your performance under the Agreements. We typically designate your principal equity owners and executive officers, as well as any other affiliated entities that operate Restaurants, as Controlling Principals.

      If you or any of the Controlling Principals, during the term of the Agreements, designate as General Manager or employ any individual who is at the time, or has been within the preceding 12 months, employed in a restaurant managerial position, a multi-unit supervisory position or headquarters staff position (e.g., officer or director level personnel, management information systems personnel or human resources personnel) or key hourly position (e.g., trainers, training team members, and opening team members) by us or any of our affiliates, including, individuals employed to work in restaurants operated by us or any affiliate, or by any other franchisee or developer, then the former employer of that individual is entitled to be compensated for the reasonable costs and expenses incurred by that employer in training that employee (see Item
6).

                                     ITEM 16

                  RESTRICTIONS ON WHAT THE FRANCHISEE MAY SELL

      You must comply with all of our standards and specifications relating to the purchase of all food, food products and beverage items, ingredients, supplies, materials, fixtures, furnishings, equipment (including electronic cash register, computer hardware and software), and other products used or sold at the Restaurant (see Item 8). You must comply with all applicable laws and regulations and obtain all appropriate governmental approvals relating to the Restaurant.

      You must operate the Restaurant in strict conformity with the Standards and Specifications and the restrictions on the use of the Proprietary Marks described in the Franchise Agreement. In particular, you must:

      1. sell or offer for sale all menu items, products and services required by us and in the manner and style prescribed by us, including, but not limited to, dining-in, carry-out, catering and delivery services, as expressly consented to by us in writing in the Manuals or otherwise, and execute such documents or instruments that we may deem necessary to facilitate the providing of such services;

      2. sell and offer for sale only the menu items, products and services that have been expressly authorized for sale in writing by us; and refrain from deviating from the Standards and Specifications without our prior written consent; and discontinue selling and offering for sale any menu items, products or services, or providing such menu items, products or services in any manner or through any method of distribution, which may, in our sole discretion, disapprove or reject in writing at any time; and

      3. maintain in sufficient supply and use and sell at all times only such food and beverage items, ingredients, products, materials, supplies and paper goods that conform to the Standards and Specifications; prepare all menu items in accordance with our recipes and procedures for preparation contained in the Manuals or other written directives and refrain from deviating from the Standards and Specifications.

      You must maintain in sufficient supply and use and sell only the food and beverage items, ingredients, products, materials, supplies, and paper goods that conform to our standards and specifications. You must prepare all menu items with our recipes and procedures for preparation contained in the Manuals or other written instructions. You must not deviate from our standards and specifications by using or offering nonconforming items or differing amounts of any items, without first obtaining our written consent.

      You must maintain the Restaurant to our cleanliness standards and keep it in good repair and condition. You must make any additions, alterations, repairs and replacements to the Restaurant that we require for that purpose, including, periodic repainting or replacement of obsolete signs, furnishings, equipment (including, electronic cash register or computer hardware and software systems), and decor as we may reasonably direct. You must obtain and pay for any new or additional equipment, including electronic cash registers, computer hardware and software, fixtures, supplies and other products and materials that we require you to have to offer and sell new menu items from the Restaurant or to provide the Restaurant's services by alternative means, such as through carry-out, catering or delivery arrangements, if we authorize you to do so. Except as may be expressly provided in the Manuals, you may not make any alterations or improvements or changes of any kind in design, equipment, signs, interior or exterior decor items, fixtures or furnishings to the Restaurant or its premises without obtaining our written approval first.

      You must maintain a competent, conscientious and trained staff to operate the Restaurant in accordance with the Franchise Agreement and the Manuals and take the steps necessary to ensure that your employees preserve good customer relations, and comply with our dress codes.

      You have complete discretion over the prices you charge to customers for the sale of any menu items, products, merchandise and services. We do not impose any other restrictions in the Franchise Agreement or otherwise, as to the goods or services that you may sell or as to the customers to whom you may offer (see
Item 8).

                                     ITEM 17

                              RENEWAL, TERMINATION,
                         TRANSFER AND DISPUTE RESOLUTION

      THIS TABLE LISTS CERTAIN IMPORTANT PROVISIONS OF THE FRANCHISE AGREEMENT. YOU SHOULD READ THESE PROVISIONS IN THE AGREEMENT ATTACHED TO THIS OFFERING CIRCULAR.

=========================================================================================================
             Category                     Section in Agreement                      Summary
---------------------------------------------------------------------------------------------------------
Length of the term of the          Sections I and II.A. of the        Term continues for 15 years unless
franchise                          Franchise Agreement                terminated earlier.
---------------------------------------------------------------------------------------------------------
Renewal or extension of the        Sections I and II.D. of the        Agreement may be renewed at your
term                               Franchise Agreement                option for 1 additional consecutive
                                                                      10 year terms.
---------------------------------------------------------------------------------------------------------

=========================================================================================================
             Category                     Section in Agreement                      Summary
---------------------------------------------------------------------------------------------------------
Requirements to renew or           Section II.D. of the               Requirements include, among others:
extend                             Franchise Agreement                You must give at least 7 months
                                                                      notice, repair and update equipment
                                                                      and Restaurant premises, not be in
                                                                      breach of any Agreement with us or
                                                                      our affiliates, have the right to
                                                                      remain in possession of Restaurant
                                                                      premises, have satisfied all
                                                                      monetary obligations to us and our
                                                                      affiliates, pay renewal fee, sign
                                                                      current Agreement and general
                                                                      release, and comply with current
                                                                      qualification and training
                                                                      requirements.
---------------------------------------------------------------------------------------------------------
Termination by Franchisee                     Not Applicable                     Not Applicable
---------------------------------------------------------------------------------------------------------
Termination by Franchisor                     Not Applicable                     Not Applicable
without cause
---------------------------------------------------------------------------------------------------------
Termination by Franchisor          Section XVI of the                 Each of your obligations under the
with "cause"                       Franchise Agreement                Franchise Agreement is a material
                                                                      and essential obligation, the
                                                                      breach of which may result in
                                                                      termination.
---------------------------------------------------------------------------------------------------------
"Cause" defined - curable          Section XVI of the                 Curable defaults include, among
defaults                           Franchise Agreement                others: If you or your affiliates
                                                                      fail to pay any monies owed to us
                                                                      or our affiliates (including under
                                                                      any financing arrangements that we
                                                                      guarantee) and do not cure within
                                                                      10 days after notice (or other
                                                                      period provided), fail to obtain
                                                                      execution of the covenants and
                                                                      related agreements required in the
                                                                      Franchise Agreement within 30 days
                                                                      after a request, fail to procure
                                                                      and maintain required insurance
                                                                      within 7 days after notice, use the
                                                                      Proprietary Marks in an
                                                                      unauthorized manner and fail to
                                                                      cure within 24 hours after notice,
                                                                      fail to comply with any term and
                                                                      condition of any sublease or
                                                                      related Agreement and have not
                                                                      cured the default within the given
                                                                      cure period or fail to cure any
                                                                      other default that is susceptible
                                                                      of cure within 30 days after
                                                                      notice.
---------------------------------------------------------------------------------------------------------

=========================================================================================================
             Category                     Section in Agreement                      Summary
---------------------------------------------------------------------------------------------------------
"Cause" defined - defaults         Sections XVI.A.(2) and             Noncurable defaults include, among
which cannot be cured              (3) of the Franchise               others: If you become insolvent,
                                   Agreement                          make a general assignment for
                                                                      benefit of creditors, file a
                                                                      petition or have a petition
                                                                      initiated against you under federal
                                                                      bankruptcy laws, have outstanding
                                                                      judgments against you for over 30
                                                                      days, are adjudicated bankrupt or
                                                                      insolvent, or execution has been
                                                                      levied against you, or suit to
                                                                      foreclose any lien or mortgage
                                                                      against the premises or equipment
                                                                      has been instituted and not
                                                                      dismissed within 30 days, sell
                                                                      unauthorized products or services,
                                                                      fail to comply with the covenants
                                                                      and related agreements required in
                                                                      the Franchise Agreement, disclose
                                                                      or divulge any confidential
                                                                      information, fail to acquire an
                                                                      approved location within time
                                                                      required, fail to construct or
                                                                      remodel when required, fail to open
                                                                      the Restaurant when required,
                                                                      abandon or lose right to the
                                                                      Restaurant premises, are convicted
                                                                      of a felony or other crime that may
                                                                      have an adverse affect on the
                                                                      System or Marks, breach any of the
                                                                      representations, warranties and
                                                                      covenants contained in the
                                                                      Franchise Agreement, transfer any
                                                                      interest without our consent or
                                                                      maintain false books or records, a
                                                                      threat to health or safety results
                                                                      from your operation of the
                                                                      Restaurant, or you fail to comply
                                                                      with any term and condition of any
                                                                      sublease or related Agreement and
                                                                      have not cured the default within
                                                                      the given cure period.
---------------------------------------------------------------------------------------------------------
Franchisor's obligations on        Section XVII of the                Obligations include, among others:
termination/non-renewal            Franchise Agreement                You must cease operating the
                                                                      Restaurant and using the Marks and
                                                                      System and completely deidentify
                                                                      the business, pay all amounts due
                                                                      to us or our affiliates, return all
                                                                      Manuals and software and other
                                                                      proprietary materials, comply with
                                                                      confidentiality requirements, and
                                                                      at our option, sell or assign to us
                                                                      your rights in the Restaurant
                                                                      premises and the equipment and
                                                                      fixtures used in the business.
---------------------------------------------------------------------------------------------------------
Assignment of contract by          Section XIII.A. of the             We have the right to transfer or
Franchisor                         Franchise Agreement                assign the Franchise Agreement to
                                                                      any person or entity without
                                                                      restriction.
---------------------------------------------------------------------------------------------------------
"Transfer" by Franchisee-          Section XIII.B.(1) of the          Includes sale, assignment,
defined                            Franchise Agreement                conveyance, pledge, mortgage or
                                                                      other encumbrance of any interest
                                                                      in the Franchise Agreement, the
                                                                      Restaurant or you (if you are not a
                                                                      natural person).
---------------------------------------------------------------------------------------------------------
Franchisor approval of             Section XIII.B.(2) of the          You must obtain our consent before
transfer by Franchisee             Franchise Agreement                transferring any interest in the
                                                                      assets of the Restaurant, the
                                                                      Franchise Agreement, or in you (if
                                                                      you are not a natural person).
---------------------------------------------------------------------------------------------------------
Conditions for Franchisor          Section XIII.B.(2) of the          Conditions include, among others:
approval of transfer               Franchise Agreement                You must pay all amounts due us or
                                                                      our affiliates, not otherwise be in
                                                                      default, sign a general release,
                                                                      and pay a transfer fee. Transferee
                                                                      must meet our criteria, assume all
                                                                      obligations, attend training ,
                                                                      renovate or modernize the
                                                                      Restaurant, and sign current
                                                                      Franchise Agreement.
---------------------------------------------------------------------------------------------------------

=========================================================================================================
             Category                     Section in Agreement                      Summary
---------------------------------------------------------------------------------------------------------
Franchisor's right of first        Section XIII.D. of the             Within 30 days after notice, we
refusal to acquire                 Franchise Agreement                have the option to purchase the
Franchisee's business                                                 transferred interest on the same
                                                                      terms and conditions.
---------------------------------------------------------------------------------------------------------
Franchisor's option to             Sections XIII.D. and               Other than on termination,
purchase Franchisee's              XVII.J. of the Franchise           nonrenewal or right of first
business                           Agreement                          refusal, we have no right or
                                                                      obligation to purchase your
                                                                      business.
---------------------------------------------------------------------------------------------------------
Death or disability of             Section XIII.E. of the             If you or a Controlling Principal
Franchisee                         Franchise Agreement                are a natural person, on death or
                                                                      permanent disability, distributee
                                                                      must be approved by us, or license
                                                                      must be transferred to someone
                                                                      approved by us within 12 months
                                                                      after death or 6 months after
                                                                      notice of permanent disability.
---------------------------------------------------------------------------------------------------------
Non-competition covenants          Section XII.C.(1) of the           You and your Controlling Principal
during the term of the             Franchise Agreement                may not: (a) divert, or attempt to
franchise                                                             divert, any business or customer of
                                                                      the Restaurant to any competitor,
                                                                      by direct or indirect inducement or
                                                                      otherwise, or do or perform,
                                                                      directly or indirectly, any other
                                                                      act injurious or prejudicial to the
                                                                      goodwill associated with the
                                                                      Proprietary Marks and the System;
                                                                      or (b) own, maintain, operate,
                                                                      engage in, or have any financial or
                                                                      beneficial interest in (including
                                                                      any interest in corporations,
                                                                      partnerships, trusts,
                                                                      unincorporated associations or
                                                                      joint ventures), advise, assist or
                                                                      make loans to, any business at any
                                                                      location within the United States
                                                                      or any foreign jurisdiction where
                                                                      we or our Affiliates have
                                                                      registered or sought to register
                                                                      any of the Proprietary Marks, that
                                                                      is of a character and concept
                                                                      similar to the Restaurant,
                                                                      including (i) a casual dining
                                                                      restaurant business, as such market
                                                                      segment is defined pursuant to
                                                                      then-current industry standards,
                                                                      and (ii) any food service business
                                                                      which offers pizza as a primary
                                                                      menu item.
---------------------------------------------------------------------------------------------------------
Non-competition covenants          Section XII.C.(2) of the           Covenants include, among others:
after the franchise is             Franchise Agreement                You and your Controlling Principals
terminated or expires                                                 are prohibited from engaging in the
                                                                      conduct described above with
                                                                      respect to a business which is
                                                                      located, or is intended to be
                                                                      located within a 10-mile radius of
                                                                      any Pizzeria Uno Restaurant in
                                                                      existence, under construction,
                                                                      where land has been purchased or a
                                                                      lease has been executed as of the
                                                                      earlier of (i) the expiration or
                                                                      termination of, or the transfer of
                                                                      all of your interest in, the
                                                                      Franchise Agreement or (ii) the
                                                                      time a Controlling Principal ceases
                                                                      to satisfy the definition of a
                                                                      Controlling Principal, as
                                                                      applicable.
---------------------------------------------------------------------------------------------------------
Modification of the                Sections XII.A.(4),                You must comply with Manuals as
Agreement                          XII.C.(4)(a) and XXIII of          amended. Franchise Agreement may
                                   the Franchise Agreement            not be modified unless mutually
                                                                      agreed to in writing, except we may
                                                                      reduce scope of covenants.
---------------------------------------------------------------------------------------------------------
Integration/merger clause          Section XIII of the                Only the terms of the Franchise
                                   Franchise Agreement                Agreement and other related written
                                                                      agreements are binding (subject to
                                                                      applicable state law). No other
                                                                      representations or promises will be
                                                                      binding.
---------------------------------------------------------------------------------------------------------

=========================================================================================================
             Category                     Section in Agreement                      Summary
---------------------------------------------------------------------------------------------------------
Dispute resolution by              Section XIX of the                 All disputes must be mediated
arbitration or mediation           Franchise Agreement                before litigation may be brought.
---------------------------------------------------------------------------------------------------------
Choice of forum                    Sections XIX.B. and C.             The venue for all proceedings
                                   of the Franchise                   related to or arising out of the
                                   Agreement                          Franchise Agreement is the State
                                                                      Court of Suffolk County,
                                                                      Massachusetts and the Federal
                                                                      District Court of Massachusetts,
                                                                      First Circuit; unless otherwise
                                                                      brought by us. (See State Offering
                                                                      Circular Addendum and State
                                                                      Amendments to the Franchise and
                                                                      Development Agreement.)
---------------------------------------------------------------------------------------------------------
Choice of law                      Section XIX.B. of the              Disputes and claims relating to the
                                   Franchise Agreement                Franchise Agreement, and any claims
                                                                      arising out of the relationship
                                                                      created by the Franchise Agreement,
                                                                      are to be governed and enforced
                                                                      under the law of Massachusetts,
                                                                      except for Massachusetts choice of
                                                                      law rules. (See State Offering
                                                                      Circular Addendum and State
                                                                      Amendments to the Franchise and
                                                                      Development Agreement.)
=========================================================================================================

      THIS TABLE LISTS CERTAIN IMPORTANT PROVISIONS OF THE DEVELOPMENT AGREEMENT. YOU SHOULD READ THESE PROVISIONS IN THE AGREEMENT ATTACHED TO THIS OFFERING CIRCULAR.

=========================================================================================================
             Category                     Section in Agreement                      Summary
---------------------------------------------------------------------------------------------------------
Length of the term                 Section IV.A. of the               Term continues until you have
                                   Development Agreement              completed your development
                                                                      obligations in accordance with the
                                                                      Development Schedule.
---------------------------------------------------------------------------------------------------------
Renewal or extension of the                   Not Applicable          Not Applicable.
term
---------------------------------------------------------------------------------------------------------
Requirements for Developer                    Not Applicable          Not Applicable.
to renew or extend
---------------------------------------------------------------------------------------------------------
Termination by Developer                      Not Applicable          Not Applicable
---------------------------------------------------------------------------------------------------------
Termination by Franchisor                     Not Applicable          Not Applicable
without cause
---------------------------------------------------------------------------------------------------------
Termination by Franchisor          Section XI of the                  Each of your obligations under the
with "cause"                       Development Agreement              Development Agreement is a material
                                                                      and essential obligation, the
                                                                      breach of which may result in
                                                                      termination.
---------------------------------------------------------------------------------------------------------

=========================================================================================================
             Category                     Section in Agreement                      Summary
---------------------------------------------------------------------------------------------------------
"Cause" defined - curable          Sections XI.B.(1), (6),            Curable defaults include, among
defaults                           (9), (11), (12), (13) and          others: If you or your affiliates
                                   XI of the Development              fail to pay any monies owed to us
                                   Agreement                          or our affiliates (including under
                                                                      any financing arrangements we
                                                                      guarantee) and do not cure within 5
                                                                      days after notice (or other period
                                                                      provided), fail to obtain execution
                                                                      of the covenants contained in the
                                                                      Development Agreement within 30
                                                                      days after a request, use the
                                                                      Proprietary Marks in an
                                                                      unauthorized manner and fail to
                                                                      cure within 24 hours after notice,
                                                                      fail to comply with any term and
                                                                      condition of any sublease or
                                                                      related Agreement and have not
                                                                      cured the default within the given
                                                                      cure period or fail to cure any
                                                                      other default that is susceptible
                                                                      of cure within 30 days after
                                                                      notice. A default under a Franchise
                                                                      Agreement is a default under the
                                                                      Development Agreement.
---------------------------------------------------------------------------------------------------------
"Cause" defined - defaults         Sections XI.A. and B.(2)-          Noncurable defaults include, among
which cannot be cured              (5), (7), (8), (10) and            others: If you become insolvent,
                                   (13) of the Development            make a general assignment for
                                   Agreement                          benefit of creditors, file a
                                                                      petition or have a petition
                                                                      initiated against you under federal
                                                                      bankruptcy laws or similar state
                                                                      laws, are adjudicated bankrupt or
                                                                      insolvent, have outstanding
                                                                      judgments against you for over 30
                                                                      days, fail to comply with the
                                                                      Development Schedule or
                                                                      Supplemental Development Schedule,
                                                                      fail to comply with the covenants
                                                                      and related agreements required in
                                                                      the Development Agreement, are
                                                                      convicted of a felony or other
                                                                      crime that may have an adverse
                                                                      effect on the System or Proprietary
                                                                      Marks, breach any of the
                                                                      representations, warranties and
                                                                      covenants contained in the
                                                                      Development Agreement, transfer or
                                                                      attempt to transfer any interest
                                                                      without our consent, or execution
                                                                      has been levied against you, or
                                                                      suit to foreclose any lien or
                                                                      mortgage against the premises or
                                                                      equipment has been instituted and
                                                                      not dismissed within 30 days.
---------------------------------------------------------------------------------------------------------
Developer's obligations on         Sections XI.D. and E. of           Obligations include, among others:
termination/non-renewal            the Development                    You must cease developing
                                   Agreement                          Restaurants or, on a partial
                                                                      termination of territorial or
                                                                      development rights, must continue
                                                                      to develop only in accordance with
                                                                      any modified Development Schedule
                                                                      or Supplemental Development
                                                                      Schedule, and must comply with all
                                                                      applicable confidentiality and
                                                                      noncompetition covenants.
---------------------------------------------------------------------------------------------------------
Assignment of contract by          Section VIII.A. of the             We have the right to transfer or
Franchisor                         Development Agreement              assign the Development Agreement to
                                                                      any person or entity without
                                                                      restriction.
---------------------------------------------------------------------------------------------------------
"Transfer" by Developer -          Section VIII.B.(1) of the          Includes sale, assignment,
defined                            Development Agreement              conveyance, gift, pledge, mortgage
                                                                      or other disposal or encumbrance of
                                                                      any direct or indirect interest in
                                                                      the Agreement or you (if you are
                                                                      not a natural person).
---------------------------------------------------------------------------------------------------------
Franchisor approval of             Section VIII.B.(2) of the          You must obtain our consent before
transfer by Developer              Development Agreement              transferring any interest in the
                                                                      Development Agreement or you (if
                                                                      you are not a natural person).
---------------------------------------------------------------------------------------------------------

=========================================================================================================
             Category                     Section in Agreement                      Summary
---------------------------------------------------------------------------------------------------------
Conditions for Franchisor          Sections VIII.B.(2)(a)-(j)         Conditions include, among others:
approval of transfer               of the Development                 You must pay all amounts due us and
                                   Agreement                          our affiliates, not otherwise be in
                                                                      default, sign a general release,
                                                                      remain liable for pre-transfer
                                                                      obligations, have completed the
                                                                      development of all Restaurants
                                                                      required to be developed during the
                                                                      first 3 Development Periods of the
                                                                      Development Schedule, and pay a
                                                                      transfer fee. Transferee must meet
                                                                      our criteria, assume post-transfer
                                                                      obligations, sign our then-standard
                                                                      Agreement and attend training.
---------------------------------------------------------------------------------------------------------
Franchisor's right of first        Section VIII.D. of the             Within 60 days after notice, we
refusal to acquire                 Development Agreement              have the option to purchase the
Developer's business                                                  transferred interest on the same
                                                                      terms and conditions offered by a
                                                                      third party.
---------------------------------------------------------------------------------------------------------
Franchisor's option to             Section XI.H. of the               Other than on termination,
purchase Franchisee's              Development Agreement              nonrenewal or right of first
business                                                              refusal, we have no right or
                                                                      obligation to purchase your
                                                                      business.
---------------------------------------------------------------------------------------------------------
Death or disability of             Section VIII.E. of the             If you or a Controlling Principal
Developer                          Development Agreement              are a natural person, on death or
                                                                      permanent disability, distributee
                                                                      must be approved by us, or interest
                                                                      must be transferred to someone
                                                                      approved by us within 12 months
                                                                      after death or 6 months after
                                                                      notice of permanent disability.
---------------------------------------------------------------------------------------------------------
Non-competition covenants          Section VII.C. of the              Same as described above regarding
during the term of the             Development Agreement              the Franchise Agreement.
Development Agreement
---------------------------------------------------------------------------------------------------------
Non-competition covenants          Section IX.D. of the               Same as described above regarding
after the Development              Development Agreement              the Franchise Agreement.
Agreement is terminated or
expires
---------------------------------------------------------------------------------------------------------
Modification of the                Sections XII.G. and XVI            Development Agreement may not be
Agreement                          of the Development                 modified unless mutually agreed to
                                   Agreement                          in writing, except we may reduce
                                                                      scope of covenants.
---------------------------------------------------------------------------------------------------------
Integration/merger clause          Section XVI.A. of the              Only the terms of the Development
                                   Development Agreement              Agreement and other related written
                                                                      agreements are binding (subject to
                                                                      applicable state law). No other
                                                                      representations or promises will be
                                                                      binding.
---------------------------------------------------------------------------------------------------------
Dispute resolution by              Section XIII of the                Same as described above regarding
arbitration or mediation           Development Agreement              the Franchise Agreement.
---------------------------------------------------------------------------------------------------------
Choice of forum                    Section XIII.B. of the             Same as described above regarding
                                   Development Agreement              the Franchise Agreement.
---------------------------------------------------------------------------------------------------------
Choice of law                      Section XIII.B. of the             Same as described above regarding
                                   Development Agreement              the Franchise Agreement.
=========================================================================================================

                                     ITEM 18

                                 PUBLIC FIGURES

      We do not use any public figure to promote our franchise.

                                     ITEM 19

                                 EARNINGS CLAIMS

      Except as described below, no representations or statements of actual, average, projected, or forecasted sales, profits, or earnings are made to franchisees or developers. We do not furnish or authorize our salespersons to furnish any oral or written information concerning the actual, average, projected, forecasted, or potential sales, costs, income or profits of your business.

      We specifically instruct our sales personnel, agents, employees, and officers that they are not permitted to make such claims or statements as to the earnings, sales or profits, or prospects or chances of success, nor are they authorized to represent or estimate dollar figures as to a franchisee's or developer's operation. We will not be bound by allegations of any unauthorized representations as to earnings, sales, profits, or prospects or chances for success.

      Actual results vary from franchise to franchise, and we cannot estimate the results of a particular franchise. We recommend that prospective franchisees and developers make their own independent investigation to determine whether or not the franchise may be profitable, and consult with an attorney and other advisors prior to executing the Franchise Agreement or the Development Agreement.

                     Analysis of Average Sales and Expenses
              For Franchisor-Operated Full-Service Uno Restaurants

Bases and Assumptions

      The sales information which follows was aggregated from affiliate-owned and franchised restaurants open for the entire fiscal year ended September 27, 1998. The expense information which follows was aggregated from affiliate-owned restaurants only, since expense data is not available for franchised restaurants. The Table included in the analysis contains the number and percentage of affiliate-owned Uno restaurants which, during the period September 29, 1997 to September 27, 1998, reported annual gross sales within the following ranges: under $1,500,000; $1,501,000 to $1,800,000; $1,801,000 to $2,100,000;
and over $2,100,000. This analysis was constructed using the arithmetic mean (average) annual sales and expenses of all 90 restaurants that were open and operated by us during the entire aforementioned period. However, certain charges which you will be required to pay to us under the Franchise Agreement (see Items 5 and 6) and other differences in the expenses of a franchised Uno restaurant are included in the table, as noted below.

      The affiliate-owned restaurants used in this analysis are substantially similar to the franchised Uno restaurants. However, the amount of sales and expenses incurred will vary from restaurant to restaurant. In particular, the sales and expenses of your Restaurant will be directly affected by factors which include the Restaurant's geographic location; competition in the market; presence of other Uno restaurants; the quality of both management and service at the Restaurant; contractual relationships with lessors and vendors; the extent to which you finance the operation of a restaurant; your legal, accounting and other professional fees; federal, state and local income taxes, gross profits taxes or other taxes; cost of any automobile used in the business; other discretionary expenditures; accounting methods used and certain benefits and economics of scale which we may derive as a result of operating Uno restaurants on a consolidated basis. A NEW FRANCHISEE'S INDIVIDUAL FINANCIAL RESULTS ARE LIKELY TO DIFFER FROM THE RESULTS DESCRIBED BELOW.

      As of the 1998 fiscal year end, the average time in operation of the affiliate-owned restaurants included in this analysis is 7.6 years. The restaurants included in this analysis are located in the following states:

                                               Number of Restaurants
                                               ---------------------

           Colorado                                      3
           Connecticut                                   6
           Florida                                       5
           Illinois                                      6
           Maine                                         1
           Maryland                                      4
           Massachusetts                                24
           Missouri                                      1
           New Hampshire                                 3
           New Jersey                                    1
           New York                                     18
           Ohio                                          1
           Pennsylvania                                  3
           Rhode Island                                  1
           Vermont                                       1
           Virginia                                     10
           Washington, D.C.                              2

                       Total                            90

------------------------------------------------------------------------------------------------------
                           Statement of Average Sales (in thousands) for all
                                   Full-Service Restaurants for the
                                 Fiscal Year ended September 27, 1998
------------------------------------------------------------------------------------------------------
                                           (1)              (2)             (3)                (4)
1)    Annual Sales Range
                                      Under $1,500        $1,501-         $1,801-          Over $2,100
                                                          $1,800          $2,100
------------------------------------------------------------------------------------------------------
2)    Number of restaurants
      within the range/% of              28/31.1          19/21.1         17/18.9            26/28.9
      total affiliate-owned
      restaurants within the
      range
------------------------------------------------------------------------------------------------------
3)    Number of franchised
      restaurants within the             24/41.4          15/25.9          7/12.1            12/20.7
      range/% of total
      franchised restaurants
      within the range
------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                 Uno Restaurant Corporation
                                           Statement of Average Sales and Expenses
                                               of Affiliate-Owned Full Service
                            Pizzeria Uno Restaurants for the Fiscal Year Ended September 27, 1998
----------------------------------------------------------------------------------------------------------------------------
                                                        Profit & Loss
                                                  Period 12 ended 09-27-98
                                           Consolidated Earnings Claims Disclosure
                                                Pro Forma Per Store Estimates
----------------------------------------------------------------------------------------------------------------------------
         ($s IN THOUSANDS)             UNDER $1,500            $1,501-$1,800         $1,801-$2,100            OVER $2,100
        (GROSS SALES LEVEL)
----------------------------------------------------------------------------------------------------------------------------
SALES                                1,331.6     100%        1,661.6    100.0%      1,933.9     100%       2512.2     100.0%
  (1)  Net Sales

  (2)  TOTAL COST OF SALES             364.2    27.4%          441.0     26.5%        512.0    26.5%        637.6      25.4%
 Food and Beverage Costs

LABOR
  (3)  Direct Labor                    281.3    21.1%          333.8     20.1%        372.7    19.3%        453.1      18.0%
  (4)  Management Salary               115.8     8.7%          121.1      7.3%        138.3     7.2%        155.1       6.2%
  (5)  Payroll Taxes & Benefits         71.0     5.3%           78.0      4.7%         89.7     4.6%        110.6       4.4%
----------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
        ($s IN THOUSANDS)                   UNDER $1,500        $1,501-$1,800       $1,801-$2,100          OVER $2,100
       (GROSS SALES LEVEL)
-------------------------------------------------------------------------------------------------------------------------
Total Labor                                 468.1   35.2%       532.9    32.1%      600.7   31.1%         718.8     28.6%

GROSS PROFIT                                499.2   37.5%       687.8    41.4%      821.1   42.5%       1,155.8     46.0%

CONTROLLABLES
  (6)  Paper Goods                           16.7    1.3%        21.3     1.3%       24.3    1.3%          31.1      1.2%
  (7)  Smallwares                            10.9    0.8%        12.5     0.8%       15.0    0.8%          19.4      0.8%
  (8)  Other Controllables                   31.8    2.4%        34.2     2.1%       38.7    2.0%          43.4      1.7%
-------------------------------------------------------------------------------------------------------------------------
TOTAL CONTROLLABLES                          59.4    4.5%        68.0     4.1%       78.0    4.0%          93.9      3.7%

INCOME AFTER
CONTROLLABLES                               439.9   33.0%       619.8    37.3%      743.1   38.4%       1,061.9     42.3%

OTHER EXPENSES
  (9)   Advertising & Business Co-op         39.9    3.0%        49.8     3.0%       58.0    3.0%          75.4      3.0%
  (10)  Royalties                            66.6    5.0%        83.1     5.0%       96.7    5.0%         125.6      5.0%
  (11)  Legal & Accounting                    5.0    0.4%         5.0     0.3%        5.0    0.3%           5.0      0.2%
  (12)  Repairs & Maintenance                42.3    3.2%        46.1     2.8%       48.4    2.5%          55.8      2.2%
  (13)  Utilities                            65.7    4.9%        60.9     3.7%       68.7    3.6%          73.5      2.9%
  (14)  Other Noncontrollables               20.1    1.5%        22.8     1.4%       26.7    1.4%          31.3      1.2%
  (15)  Occ. Costs Excl. Rent & Taxes        19.7    1.5%        20.8     1.2%       25.0    1.3%          32.3      1.3%
-------------------------------------------------------------------------------------------------------------------------
Total Other Expenses                        259.3   19.5%       288.5    17.4%      328.6   17.0%         398.9     15.9%

Earnings before rent, depr. & interest      180.6   13.6%       331.3    19.9%      414.5   21.4%         663.0     26.4%
-------------------------------------------------------------------------------------------------------------------------

Each of the 90 affiliate-owned Uno restaurants utilized a uniform accounting system and the data pertaining to such restaurants was prepared on a basis consistent with generally accepted accounting principles during the covered period. The information contained in this analysis has generally not been audited. The following notes should assist in interpretation of the foregoing table of results.

1. Net Sales (Line 1). The net sales are based on the average volume of the restaurants that fall into each revenue range.

2. Total Cost of Sales (Line 2). You will have the opportunity to take advantage of volume discounts on particular items negotiated by us; however, availability of such volume discounts is generally limited to geographic areas in which our affiliates currently operate Uno restaurants. The cost of items such as produce, which are often purchased locally, may vary according to the location of the Restaurant. Additionally, freight and shipping costs and the amount of mark-up imposed by suppliers will also vary.

3. Direct Labor (line 3). Labor for a Restaurant generally necessitates a range of 40-80 employees, including both full-time and part-time workers.

4. Management Salary (line 4). This category assumes one designated general manager, 1 manager and 1 assistant manager and includes an amount for bonuses.

5. Payroll Taxes and Benefits (line 5). This category includes amounts for worker's compensation, group insurance expenses, payroll taxes, and vacation pay. The amounts stated reflect administrative costs incurred by Uno restaurants and exclude all other general and administrative costs incurred for payroll matters which are handled by our corporate or regional office. The costs of labor and related payroll expenses may vary substantially depending on the geographic location of the Restaurant.

6. Other Controllables (line 8). Other controllable expenses include the following costs: janitorial service; office supplies; entertainment; laundry; telephone; cash shortages; and miscellaneous.

7. Advertising and Business Coop (line 9). These expenses represent the advertising and business coop contributions you are required to pay to us as described in Item 6. Specifically, you are required to pay a monthly fee of up to 1% of Gross Revenues, for business coop services. This fee includes your share of costs that are incurred by us for the benefit of the System. Article 7 of the Franchise Agreement further details and explains this expense. You are also required to expend a minimum of 2% of Gross Revenues on local marketing as described in Item 6. We have not accounted for the impact of a System wide Media Fund Fee of up to 1% of Gross Revenues, because the fee has never yet been actually implemented.

8. Royalties (line 10). You will be required to pay a continuing royalty fee of 5% of Gross Revenues as described in Item 6.

9. Other Non-Controllables (line 14). This category of expenses includes amounts for bank processing charges, dues, licenses, subscriptions, menus, guest checks, and recruitment.

10. Occupancy Costs excluding Rent and Taxes (line 15). This category includes insurance, security, trash services, and extermination. We may have derived a benefit in the form of lower premiums for insurance based on the number of Uno restaurants owned by our affiliates and our loss control programs. You should inquire about the cost of insurance, which may vary substantially depending on the geographic location of the Restaurant.

11. Other Information. We are also presenting in the following paragraphs a comparison of certain financial information received from our franchisees along with the average financial results of the 90 affiliate-owned Uno restaurants. However, while we suggest that our franchisees utilize a uniform accounting system in reporting, which is consistent with generally accepted accounting principles, it should be expressly noted that we cannot attest to (i) the accuracy of the information received from our franchisees or (ii) whether such information was actually prepared in accordance with generally accepted accounting principles.

      The numbers and percents indicated in the first table in lines (2) and (3) relate to the 90 affiliate-owned restaurants and 58 franchised restaurants open during all of fiscal year 1998 (September 29, 1997 to September 27, 1998). In addition, the average annual sales volume for all affiliate-owned restaurants as described above was $1,856,092. This sales volume was attained or surpassed by 40 (or 44.4%) of the affiliate-owned restaurants and 19 (or 32.8%) of the franchised restaurants.

      The highest annual sales volume of an affiliate-owned restaurant was $3,345,810. The lowest annual sales volume of an affiliate-owned restaurant was $885,362. The highest annual sales volume of a franchised restaurant was $3,550,437. The lowest annual sales volume of a franchised restaurant was $651,999.

      Substantiation of the data used in preparing the earnings claim described above will be made available to you on reasonable request.


                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

                                     ITEM 20
                               FRANCHISED OUTLETS

                             FRANCHISED FULL SERVICE
                              STORE STATUS SUMMARY
                         FOR FISCAL YEARS 1998/1997/1996

========================================================================================================================
                                                                                                             Franchised
                                                                                              Total From         Uno
                                                                                                 the 5       Restaurants
                                           Closed,               Reacquired      Left the      immediate      Operating
                                         Canceled or     Not    by us or our      System         Left          at Year
        State      Opened   Transfers    Terminated    Renewed   affiliates        Other        Columns          End
------------------------------------------------------------------------------------------------------------------------
Arizona            0/0/0      0/0/0         0/0/0       0/0/0       0/0/0          0/0/0         0/0/0          2/2/2
------------------------------------------------------------------------------------------------------------------------
California         1/0/1      0/0/0         1/1/0       0/0/0       0/0/0          0/0/0         2/1/0        10/10/10
------------------------------------------------------------------------------------------------------------------------
Connecticut        0/0/0      0/0/0         0/0/0       0/0/0       0/0/0          0/0/0         0/0/0          0/0/0
------------------------------------------------------------------------------------------------------------------------
District of        0/0/0      0/0/0         0/0/0       0/0/0       0/0/0          0/0/0         0/0/0          1/1/1
Columbia
------------------------------------------------------------------------------------------------------------------------
Florida            0/0/0      0/0/0         0/0/1       0/0/0       0/0/0          0/0/0         0/0/1          3/3/3
------------------------------------------------------------------------------------------------------------------------
Hawaii             0/0/0      0/0/0         0/0/0       0/0/0       0/0/0          0/0/0         0/0/0          0/0/0
------------------------------------------------------------------------------------------------------------------------
Illinois           0/0/0      0/0/0         0/0/1       0/0/0       0/0/0          0/0/0         0/0/1          0/0/0
------------------------------------------------------------------------------------------------------------------------
Indiana            0/0/0      0/0/0         0/0/0       0/0/0       0/0/0          0/0/0         0/0/0          2/2/2
------------------------------------------------------------------------------------------------------------------------
Kentucky           0/1/1      0/0/0         1/0/0       0/0/0       0/0/0          0/0/0         1/1/1          2/3/2
------------------------------------------------------------------------------------------------------------------------
Maryland           0/0/0      0/0/0         0/0/0       0/0/0       0/0/0          0/0/0         0/0/0          1/1/1
------------------------------------------------------------------------------------------------------------------------
Massachusetts      0/0/0      0/0/0         0/1/0       0/0/0       0/0/0          0/0/0         0/1/0          2/2/3
------------------------------------------------------------------------------------------------------------------------
Michigan           0/1/1      0/0/0         1/0/0       0/0/0       0/0/0          0/0/0         1/2/1          2/3/3
------------------------------------------------------------------------------------------------------------------------
Minnesota          0/0/0      0/0/0         0/0/0       0/0/0       0/0/0          0/0/0         0/0/0          2/2/2
------------------------------------------------------------------------------------------------------------------------
Nevada             0/0/0      0/0/0         0/0/0       0/0/0       0/0/0          0/0/0         0/0/0          1/1/1
------------------------------------------------------------------------------------------------------------------------

========================================================================================================================
                                                                                                             Franchised
                                                                                              Total From         Uno
                                                                                                 the 5       Restaurants
                                            Closed,                 Reacquired     Left the    immediate      Operating
                                          Canceled or      Not     by us or our     System       Left          at Year
        State      Opened    Transfers    Terminated     Renewed    affiliates       Other      Columns          End
------------------------------------------------------------------------------------------------------------------------
New Jersey         0/0/0       0/0/0         0/0/0        0/0/0        0/0/0         0/0/0       0/0/0          4/4/4
------------------------------------------------------------------------------------------------------------------------
New York           0/0/0       0/0/0         0/0/0        0/0/0        0/0/0         0/0/0       0/0/0          2/2/2
------------------------------------------------------------------------------------------------------------------------
Ohio               1/0/1       1/0/0         1/0/0        0/0/0        0/0/0         0/0/0       3/0/0          7/7/7
------------------------------------------------------------------------------------------------------------------------
Oklahoma           0/0/0       0/0/0         0/0/0        0/0/0        0/0/0         0/0/0       0/0/0          1/1/1
------------------------------------------------------------------------------------------------------------------------
Oregon             1/0/0       0/0/0         0/0/0        0/0/0        0/0/0         0/0/0       1/0/0          1/0/0
------------------------------------------------------------------------------------------------------------------------
Pennsylvania       0/3/0       0/0/0         2/0/0        0/0/0        0/0/0         0/0/0       2/3/0          7/9/6
------------------------------------------------------------------------------------------------------------------------
Tennessee          0/0/1       0/0/0         0/0/0        0/0/0        0/0/0         0/0/0       0/0/1          1/0/1
------------------------------------------------------------------------------------------------------------------------
Texas              0/0/0       1/0/0         0/0/0        0/0/0        0/0/0         0/0/0       1/0/0          4/4/4
------------------------------------------------------------------------------------------------------------------------
Washington         1/0/0       0/0/0         0/0/0        0/0/0        0/0/0         0/0/0       1/0/0          1/0/0
------------------------------------------------------------------------------------------------------------------------
Wisconsin          0/0/0       0/0/0         1/0/0        0/0/0        0/0/0         0/0/0       1/0/0          3/4/4
------------------------------------------------------------------------------------------------------------------------
  Subtotals        4/5/5       2/0/0         7/2/2        0/0/0        0/0/0         0/0/0      13/8/5        59/61/59
------------------------------------------------------------------------------------------------------------------------
Korea              0/1/0       0/0/0         0/0/0        0/0/0        0/0/0         0/0/0       0/1/0          0/1/0
------------------------------------------------------------------------------------------------------------------------
San Juan, PR       1/0/0       0/0/0         0/0/0        0/0/0        0/0/0         0/0/0       1/0/0          3/2/2
------------------------------------------------------------------------------------------------------------------------
Toronto, Ont.      0/0/0       0/0/0         0/0/1        0/0/0        0/0/0         0/0/0       0/0/0          0/0/1
========================================================================================================================
  TOTALS           5/6/5       2/0/0         7/2/3        0/0/0        0/0/0         0/0/0      14/9/5        62/64/62
========================================================================================================================

Note: The numbers in the "Total" column may exceed the number of restaurants affected because certain events may have affected the same restaurant. For example, the same restaurant may have had multiple owners.

          AFFILIATE-OWNED FULL SERVICE AND TAKERY STORES STATUS SUMMARY
                         FOR FISCAL YEARS 1998/1997/1996

==============================================================================================================================
                                        Stores Closed                   Stores Opened                        Total Stores
            State                        During Year                     During Year                     Operating at Year End
------------------------------------------------------------------------------------------------------------------------------
Colorado                                    1/0/0                           0/1/1                                3/4/3
------------------------------------------------------------------------------------------------------------------------------
Connecticut                                 0/0/0                           0/0/1                                6/6/6
------------------------------------------------------------------------------------------------------------------------------
District of Columbia                        0/0/0                           0/0/0                                2/2/2
------------------------------------------------------------------------------------------------------------------------------
Florida                                     0/1/0                           1/0/2                                6/5/6
------------------------------------------------------------------------------------------------------------------------------
Illinois                                    0/0/0                           1/4/0                                9/8/4
------------------------------------------------------------------------------------------------------------------------------
Maine                                       0/0/0                           0/0/0                                1/1/1
------------------------------------------------------------------------------------------------------------------------------
Maryland                                    0/0/0                           1/0/0                                6/5/5
------------------------------------------------------------------------------------------------------------------------------
Massachusetts                               1/0/1                           0/1/1                              25/26/25
------------------------------------------------------------------------------------------------------------------------------
Missouri                                    0/0/0                           0/0/0                                1/1/1
------------------------------------------------------------------------------------------------------------------------------
New Hampshire                               0/0/0                           0/0/0                                3/3/3
------------------------------------------------------------------------------------------------------------------------------
New Jersey                                  0/0/0                           1/0/0                                2/1/1
------------------------------------------------------------------------------------------------------------------------------
New York                                    0/0/0                           0/0/1                              19/19/19
------------------------------------------------------------------------------------------------------------------------------
Ohio                                        0/0/0                           1/1/0                                2/1/1
------------------------------------------------------------------------------------------------------------------------------
Pennsylvania                                0/0/0                           0/0/2                                3/3/3
------------------------------------------------------------------------------------------------------------------------------
Rhode Island                                0/0/0                           0/0/0                                1/1/1
------------------------------------------------------------------------------------------------------------------------------
Virginia                                    0/0/0                           0/1/1                                9/9/8
------------------------------------------------------------------------------------------------------------------------------
Vermont                                     0/0/0                           0/1/0                                1/1/0
==============================================================================================================================
  TOTALS                                    2/1/1                           5/9/9                              99/96/89
==============================================================================================================================

Note: As described in Item 1, we do not own or operate any restaurants. All "company-owned" restaurants are owned by our affiliates. As of September 27, 1998, only 1 of the above-referenced "company-owned" restaurants was a Takery. The Massachusetts facility that closed in 1996 was a Takery.

                     PROJECTED OPENINGS DURING THE ONE YEAR
                          PERIOD ENDING OCTOBER 1, 1999

=====================================================================================================
                                                                                        Projected
                            Franchise Agreements Signed     Projected Franchised    Company/Affiliate
   State or Territory        But Restaurant Not Opened         New Restaurant        Owned Openings
-----------------------------------------------------------------------------------------------------
Arizona                                  1                            1                     0
-----------------------------------------------------------------------------------------------------
California                               4                            4                     0
-----------------------------------------------------------------------------------------------------
Florida                                  1                            1                     1
-----------------------------------------------------------------------------------------------------

=====================================================================================================
                                                                                        Projected
                           Franchise Agreements Signed     Projected Franchised     Company/Affiliate
   State or Territory       But Restaurant Not Opened         New Restaurant         Owned Openings
-----------------------------------------------------------------------------------------------------
Illinois                                0                            0                      2
-----------------------------------------------------------------------------------------------------
Kansas                                  1                            1                      0
-----------------------------------------------------------------------------------------------------
Maine                                   0                            0                      1
-----------------------------------------------------------------------------------------------------
Maryland                                0                            0                      1
-----------------------------------------------------------------------------------------------------
Massachusetts                           0                            0                      1
-----------------------------------------------------------------------------------------------------
New York                                1                            1                      0
-----------------------------------------------------------------------------------------------------
New Mexico                              1                            1                      0
-----------------------------------------------------------------------------------------------------
Ohio                                    1                            1                      1
-----------------------------------------------------------------------------------------------------
Oregon                                  1                            1                      0
-----------------------------------------------------------------------------------------------------
Puerto Rico                             2                            2                      0
-----------------------------------------------------------------------------------------------------
South Carolina                          1                            1                      0
-----------------------------------------------------------------------------------------------------
Texas                                   1                            1                      0
-----------------------------------------------------------------------------------------------------
Washington                              1                            1                      0
-----------------------------------------------------------------------------------------------------
Subtotals                              16                           16                      7*
-----------------------------------------------------------------------------------------------------
Dubai, U.A.E.                           1                            1                      0*
-----------------------------------------------------------------------------------------------------
Indonesia                               1                            0                      0
-----------------------------------------------------------------------------------------------------
Korea                                   1                            1                      0
-----------------------------------------------------------------------------------------------------
Pakistan                                1                            0                      0
=====================================================================================================
  TOTALS                               20                           18                      7*
=====================================================================================================

      * We have not yet selected all of the markets in which each of these restaurants will be established.

      The names, addresses and telephone numbers of our franchisees and their restaurants as of December 7, 1998 are listed on Attachment F to this Offering Circular. The restaurants identified by an asterisk ("*") are owned by persons listed in Item 2, or members of their immediate families, by business entities owned by them, or by others closely.

      The names and last known home addresses and telephone numbers of every franchisee who has had an outlet terminated, canceled, not renewed, or otherwise voluntarily or involuntarily ceased to do business under the franchise Agreement during the most recently completed fiscal year or who has not communicated with us within 10 weeks of the date of this Offering Circular are listed on Attachment G to this Offering Circular.

                                     ITEM 21

                              FINANCIAL STATEMENTS

      The financial statements entitled "Audited Financial Statements, Pizzeria Uno Corporation, year ended September 27, 1998," (for the fiscal years 1996, 1997 and 1998) are attached hereto as Attachment C. Also attached are our unaudited financial statements for the period ending November 29, 1998.

                                     ITEM 22

                                    CONTRACTS

      The following contracts are attached to this Offering Circular as Attachment D. These are the only contracts which we will require you to enter into:

a.    Franchise Agreement (with Guarantee and exhibits)
b.    Development Agreement
c.    Financing Agreements (if applicable)
      a.    letter agreement
      b.    guarantee
      c.    corporate resolution
      d.    collateral assignment, acceptance and consent
      e.    promissory note (60 months)
      f.    promissory note (72 and 84 month)
      g.    interim funding promissory note
      h.    security agreement
      i.    assignment of lease
      j.    consent to assignment as collateral security
      k.    landlord disclaimer and waiver of interest
      l.    affidavit of identity
      m.    Pizzeria Uno program franchisor approval
      n.    certificate of acceptance of property
      o.    interim funding request
      p.    electronic payment plan
      q.    pledge agreement
      r.    financing statement
d.    Uno Restaurants, Inc. Software Support Maintenance Agreement

                                     ITEM 23
                                     RECEIPT

THIS OFFERING CIRCULAR SUMMARIZES CERTAIN PROVISIONS OF THE FRANCHISE AGREEMENT AND OTHER INFORMATION IN PLAIN LANGUAGE. READ THIS OFFERING CIRCULAR AND ALL AGREEMENTS CAREFULLY.

IF WE OFFER YOU A FRANCHISE, WE MUST PROVIDE THIS OFFERING CIRCULAR TO YOU BY THE EARLIEST OF:

(1) THE FIRST PERSONAL MEETING TO DISCUSS OUR FRANCHISE; OR
(2) TEN BUSINESS DAYS BEFORE THE SIGNING OF A BINDING AGREEMENT; OR
(3) TEN DAYS BEFORE A PAYMENT TO US.

YOU MUST ALSO RECEIVE A FRANCHISE AGREEMENT CONTAINING ALL MATERIAL TERMS AT LEAST 5 BUSINESS DAYS BEFORE YOU SIGN A FRANCHISE AGREEMENT.

IF WE DO NOT DELIVER THIS OFFERING CIRCULAR ON TIME OR IF IT CONTAINS A FALSE OR MISLEADING STATEMENT, OR MATERIAL OMISSION, A VIOLATION OF FEDERAL AND STATE LAW MAY HAVE OCCURRED AND SHOULD BE REPORTED TO THE FEDERAL TRADE COMMISSION, WASHINGTON, D.C. 20580 AND THE APPLICABLE STATE AGENCY LISTED IN ATTACHMENT E.

I have received a Pizzeria Uno Corporation Uniform Franchise Offering Circular dated January 5, 1999. This Offering Circular includes the following
Attachments:

A.    Agents for Service of Process
B.    Table of Contents for Manuals
C.    Financial Statements
D.    Contracts
      1.    Franchise Agreement (with Guarantee and exhibits)
      2.    Development Agreement
      3.    Financing Agreements
            (a)   letter agreement
            (b)   guarantee
            (c)   corporate resolution
            (d)   collateral assignment, acceptance and consent
            (e)   promissory note (60 months)
            (f)   promissory note (72 and 84 month)
            (g)   interim funding promissory note
            (h)   security agreement
            (i)   assignment of lease
            (j)   consent to assignment as collateral security
            (k)   landlord disclaimer and waiver of interest
            (l)   affidavit of identity
            (m)   Pizzeria Uno Program Franchisor Approval
            (n)   certificate of acceptance of property
            (o)   interim funding request
            (p)   electronic payment plan
            (q)   pledge agreement
            (r)   financing statement
      4.    Uno Restaurants, Inc. Software Support Maintenance Agreement
E.    State Administrators
F.    List of Franchisees
G.    Closed Franchised Restaurants

_____________________               ____________________________________________
Date                                Franchisee

                       [RETAIN THIS COPY FOR YOUR RECORDS]

                                     ITEM 23
                                     RECEIPT

THIS OFFERING CIRCULAR SUMMARIZES CERTAIN PROVISIONS OF THE FRANCHISE AGREEMENT AND OTHER INFORMATION IN PLAIN LANGUAGE. READ THIS OFFERING CIRCULAR AND ALL AGREEMENTS CAREFULLY.

IF WE OFFER YOU A FRANCHISE, WE MUST PROVIDE THIS OFFERING CIRCULAR TO YOU BY THE EARLIEST OF:

(1) THE FIRST PERSONAL MEETING TO DISCUSS OUR FRANCHISE; OR
(2) TEN BUSINESS DAYS BEFORE THE SIGNING OF A BINDING AGREEMENT; OR
(3) TEN DAYS BEFORE A PAYMENT TO US.

YOU MUST ALSO RECEIVE A FRANCHISE AGREEMENT CONTAINING ALL MATERIAL TERMS AT LEAST 5 BUSINESS DAYS BEFORE YOU SIGN A FRANCHISE AGREEMENT.

IF WE DO NOT DELIVER THIS OFFERING CIRCULAR ON TIME OR IF IT CONTAINS A FALSE OR MISLEADING STATEMENT, OR MATERIAL OMISSION, A VIOLATION OF FEDERAL AND STATE LAW MAY HAVE OCCURRED AND SHOULD BE REPORTED TO THE FEDERAL TRADE COMMISSION, WASHINGTON, D.C. 20580 AND THE APPLICABLE STATE AGENCY LISTED IN ATTACHMENT E.

I have received a Pizzeria Uno Corporation Uniform Franchise Offering Circular dated January 5, 1999. This Offering Circular includes the following
Attachments:

A.    Agents for Service of Process
B.    Table of Contents for Manuals
C.    Financial Statements
D.    Contracts
      1.    Franchise Agreement (with Guarantee and exhibits)
      2.    Development Agreement
      3.    Financing Agreements
            (a)   letter agreement
            (b)   guarantee
            (c)   corporate resolution
            (d)   collateral assignment, acceptance and consent
            (e)   promissory note (60 months)
            (f)   promissory note (72 and 84 month)
            (g)   interim funding promissory note
            (h)   security agreement
            (i)   assignment of lease
            (j)   consent to assignment as collateral security
            (k)   landlord disclaimer and waiver of interest
            (l)   affidavit of identity
            (m)   Pizzeria Uno Program Franchisor Approval
            (n)   certificate of acceptance of property
            (o)   interim funding request
            (p)   electronic payment plan
            (q)   pledge agreement
            (r)   financing statement
      4.    Uno Restaurants, Inc. Software Support Maintenance Agreement
E.    State Administrators
F.    List of Franchisees
G.    Closed Franchised Restaurants

_____________________               ____________________________________________
Date                                Franchisee

                            [RETURN THIS COPY TO US]

                            PIZZERIA UNO CORPORATION

                               FRANCHISE AGREEMENT

December 27, 1998

                                TABLE OF CONTENTS

I.     DEFINITIONS............................................................1

II.    GRANT, TERM AND RENEWAL................................................5

III.   SITE SELECTION, PLANS AND CONSTRUCTION................................ 6

IV.    FEES AND PAYMENTS......................................................8

V.     FRANCHISOR'S OBLIGATIONS...............................................9

VI.    RESTAURANT OPERATIONS.................................................10

VII.   ADVERTISING AND RELATED FEES..........................................13

VIII.  PROPRIETARY MARKS.....................................................15

IX.    BOOKS AND RECORDS.....................................................16

X.     INSURANCE.............................................................17

XI.    REPRESENTATIONS, WARRANTIES AND COVENANTS OF FRANCHISEE...............19

XII.   CONFIDENTIALITY AND NONCOMPETITION COVENANTS..........................23

XIII.  TRANSFER OF INTEREST..................................................25

XIV.   CONSENTS AND NONWAIVER................................................29

XV.    INDEPENDENT CONTRACTOR................................................29

XVI.   DEFAULT, REMEDIES AND TERMINATION.....................................29

XVII.  POST-TERM OBLIGATIONS.................................................31

XVIII. INDEMNIFICATION.......................................................34

XIX.   MEDIATION AND LITIGATION..............................................35

XX.    NOTICES...............................................................37

XXI.   FORCE MAJEURE.........................................................37

XXII.  SEVERABILITY AND CONSTRUCTION.........................................38

XXIII. ENTIRE AGREEMENT......................................................39

XXIV.  ACKNOWLEDGMENTS.......................................................39

Attachment A - Site, Assigned Area and Opening Date.....................................A-1

Attachment B - Lease Rider..............................................................B-1

Attachment C - Statement of Ownership Interests and Franchisee's Principals.............C-1

Attachment D - Confidentiality Agreement and Ancillary Covenants not to Compete.........D-1

Attachment E - Software License Agreement...............................................E-1

Attachment F - Electronic Fund Transfer Authorization...................................F-1

Attachment G - Guaranty.................................................................G-1

Attachment H - Chronological Table of Selected Events...................................H-1

                            PIZZERIA UNO CORPORATION

                               FRANCHISE AGREEMENT

      THIS FRANCHISE AGREEMENT (the "Agreement") is made and entered into this ____ day of __________________, 19__, by and between Pizzeria Uno Corporation, a Delaware corporation ("Franchisor"), and _______________________________________
("Franchisee").

                                   WITNESSETH:

      WHEREAS, Franchisor, as the result of the expenditure of time, skill, effort and money, has developed and owns a distinctive System (as hereinafter defined) relating to the establishment and operation of food service facilities featuring "Chicago Style" deep dish pizza and other products;

      WHEREAS, the distinguishing characteristics of the System include, without limitation, distinctive exterior and interior design, decor, color schemes, and furnishings; special recipes and menu items; uniform standards, specifications, and procedures for operations; quality and uniformity of products and services offered; procedures for inventory, management and financial controls; training and assistance; and advertising and promotional programs; all of which may be changed, improved, and further developed by Franchisor in its sole discretion from time to time;

      WHEREAS, Franchisor identifies the System by means of the Proprietary Marks (as hereinafter defined);

      WHEREAS, Franchisor continues to develop, use and control the use of such Proprietary Marks in order to identify for the public, the source of services and products marketed thereunder and under the System, and to represent the System's high standards of quality, appearance and service;

      WHEREAS, Franchisee understands and acknowledges the importance of Franchisor's high standards of quality, cleanliness, appearance and service and the necessity of operating the business licensed hereunder in conformity with the Standards and Specifications (as hereinafter defined); and

      WHEREAS, Franchisee desires to use the System in connection with the operation of the Restaurant at the location specified in Attachment A hereto, as well as to receive the training and other assistance provided by Franchisor in connection therewith;

      NOW, THEREFORE, the parties, in consideration of the mutual undertakings and commitments set forth herein, the receipt and sufficiency of which are hereby acknowledged, agree as follows:

I.    DEFINITIONS

      "Affiliate" - Any entity that is, directly or indirectly, controlled by, controlling or under common control with a referenced person or entity.

      "Alternative Distribution Site" - (a) A permanent, temporary or seasonal food service facility (e.g., a kiosk, concession, or multi-brand facility) that will provide a limited number or representative sample of the products and services normally offered by, and be located in a smaller facility than, the Restaurant, including, without limitation, theater concessions, and food court operations, (b) institutional food service sites (e.g., in-flight meals, hospital food services, school cafeterias), and (c) hotel restaurants and in-room hotel dining.

      "Assigned Area" - The geographic area set forth in Attachment A.

      "Attachments" - Attachments A, B, C, D, E, F, G, H, and I to this
Agreement.

      "Business Day" - For the purpose of this Agreement, any day other than Saturday, Sunday or holidays provided for under U.S. law.

      "Confidential Information" - Any and all information, knowledge, know-how, methods, trade secrets, techniques, and materials used in or related to the Restaurants or the System which Franchisor may provide to Franchisee in connection with this Agreement including, but not limited to, the Manuals, plans and specifications, marketing information and strategies, and site evaluation, selection information and techniques, recipes, and other information communicated in writing and through other means, including without limitation electronic media (e.g., CD Rom, Internet, computer disk or video and audio tape).

      "Controlling Interest" - (a) If Franchisee is a corporation, that the Controlling Principals, either individually or cumulatively, (i) directly or indirectly own at least fifty-one percent (51%) of the shares of each class of Franchisee's issued and outstanding capital stock and (ii) be entitled, under its governing documents and under any agreements among the shareholders, to cast a sufficient number of votes to require such corporation to take or omit to take any action which such corporation is required to take or omit to take under this Agreement, or (b) if Franchisee is a partnership, that the Controlling Principals, either individually or cumulatively, (i) own at least a fifty-one percent (51%) interest in the operating profits and operating losses of the partnership as well as at least a fifty-one percent (51%) ownership interest in the partnership (and at least a fifty-one percent (51%) interest in the shares of each class of capital stock of any corporate general partner) and (ii) be entitled under its partnership agreement or applicable law to act on behalf of the partnership without the approval or consent of any other partner or be able to cast a sufficient number of votes to require the partnership to take or omit to take any action which the partnership is required to take or omit to take under this Agreement.

      "Controlling Principals" - Includes, collectively and individually, the Franchisee's Principals who have been designated by Franchisor as Controlling Principals hereunder. The initial Controlling Principals shall be listed on Attachment C.

      "Deceased" - Franchisee (if a natural person) or any Controlling Principal (if a natural person) if such person has died during the Term.

      "Event of Default" - Violation or breach by Franchisee or any of the Principals, including the Controlling or other Principals, as applicable, of any warranty, representation, agreement or obligation described in this Agreement, any amendment hereof or successor hereto or any other agreement between Franchisee or its Affiliates and Franchisor or its Affiliates. Events of Default include, but are not limited to, those described in Sections XVI.A.(2) and (3).

      "Fee Report" - Report itemizing the Gross Sales for the preceding month.

      "Force Majeure" - Acts of God, strikes, lockouts or other industrial disturbances, war, riot, epidemic, fire or other natural catastrophe or other forces beyond Franchisee's control.

      "Former Employer" - Franchisor, its Affiliates or any developer or franchisee operating under the System which, at the time or in the previous twelve (12) months, employed an individual in a restaurant managerial position, a multi-unit supervisory position, headquarters staff position (e.g., officer or director level personnel, management information systems personnel or human resources personnel), or key hourly employee position (e.g. trainers, training team members, and opening team members) who was subsequently hired by Franchisee or a Controlling Principal.

      "General Manager" - An individual who may, but need not be, one of the Controlling Principals, designated and retained by Franchisee for the operation and management of the Restaurant.

      "Gross Sales" - The total selling price of all services and products and all income of every other kind and nature related to the Restaurant (including, without limitation, income related to catering, delivery, and any other sales of food products or food preparation services provided from or related to the Restaurant), whether for cash or credit and regardless of collection in the case of credit. Under no circumstances shall Franchisee expenses, including third party delivery expenses, be deducted from Gross Sales. If a cash shortage occurs, the amount of Gross Sales shall be determined based on the records of the electronic cash register system or point-of-sale system and any cash shortage shall not be considered in the determination of Gross Sales. Gross Sales shall, however, expressly exclude the following:

            (1) Receipts from the operation of any public telephone installed in the Restaurant, sales from vending or gaming machines located at the Restaurant, except for any amount representing Franchisee's share of such revenues;

            (2) Sums representing sales taxes collected directly from customers by Franchisee in the operation of the Restaurant, and any sales, value added or other tax, excise or duty charged to customers which is levied or assessed against Franchisee by any Federal, state, municipal or local authority, based on sales of specific merchandise sold at or from the Restaurant, provided that such taxes are actually transmitted to the appropriate taxing authority;

            (3) Tips, gratuities or service charges paid directly by Restaurant customers to employees of Franchisee or paid to Franchisee and promptly and to the extent turned over to such employees by Franchisee in lieu of direct tips or gratuities;

            (4) The exchange of merchandise among Franchisee's Pizzeria Uno restaurants, if more than one Restaurant is operated by Franchisee, where such exchanges are made solely for the convenient operation of the Franchisee's business;

            (5) Returns to shippers or manufacturers;

            (6) Proceeds from isolated sales of trade fixtures not constituting any part of Franchisee's products and services offered for resale at the Restaurant nor having any material effect upon the ongoing operation of the Restaurant required under this Agreement; and

            (7) The value of any meal discount furnished to Franchisee's employees as an incident to their employment;

      Franchisor may, from time to time, authorize certain other items to be excluded from Gross Sales. Any such permission may be revoked or withdrawn at any time in writing by Franchisor in its discretion. In addition to the foregoing, the following are included within the definition of "Gross Sales" described except as noted below: (i) all proceeds from the sale of coupons, gift certificates, or vouchers issued by Franchisor shall not be included in Gross Sales; however, the full value of such coupons, gift certificates or vouchers once redeemed for payment from Franchisor shall be included within Gross Sales during the month in which such coupon, gift certificate or voucher is redeemed for payment from Franchisor for the purpose of determining the amount of Gross Sales upon which the royalty fee is due. If Franchisee issues any coupons, gift certificates, or vouchers, the full value of all proceeds from the sale of those coupons, gift certificates or vouchers shall be included in Gross Sales during the month in which such coupon, gift certificate or voucher was sold, and Franchisee shall receive a credit to Gross Sales for the value of that coupon, gift certificate, or voucher in the month in which such is redeemed for the purpose of determining the amount of Gross Sales upon which the royalty fee is due; and (ii) The full value of any complimentary and promotional food dispensed from the Restaurant shall not be included in Gross Sales to the extent such are dispensed in accordance with Franchisor's standards for such programs, as set forth in the Manuals or otherwise in writing.

      "Guaranty" - The guaranty of Franchisee's obligations under this Agreement by Controlling Principals, jointly and severally, as described on the Controlling Principals' signature page.

      "Indemnitees" - Franchisor, its Affiliates, successors and assigns and each of such entity's respective officers, directors, shareholders, partners, employees, agents, representatives and independent contractors.

      "Initial Franchise Fee" - Thirty Five Thousand Dollars ($35,000).

      "Initial Term" - The time period commencing on the date stated on the first page of this Agreement and expiring fifteen (15) years after the Opening Date.

      "Losses and Expenses" - Includes, without limitation, all losses, compensatory, exemplary, incidental, consequential or punitive damages, fines, charges, costs, expenses, lost profits, legal fees, court costs, settlement amounts, judgments, compensation for damages to Franchisor's reputation and goodwill, costs of or resulting from delays, financing, costs of advertising material and media time/space and costs of changing, substituting or replacing the same, and any and all expenses of recall, refunds, compensation, public notices and other such amounts incurred in connection with the matters described.

      "Manuals" - The confidential operations manuals and such other manuals and written materials as Franchisor shall have developed for use in the Restaurant (as the same may be revised by Franchisor from time to time).

      "Opening Date" - The date the Restaurant opens for business to the public set forth in Attachment C.

      "Operating Principal" - The individual designated by Franchisee to serve as the Operating Principal of Franchisee and any replacement, who Franchisee acknowledges and agrees shall act as Franchisee's representative, and shall have the authority to act on behalf of Franchisee during the Term. The initial Operating Principal shall be listed on Attachment C.

      "Franchisee's Principals" - Includes, collectively and individually, Franchisee's spouse (if Franchisee is an individual), all officers and directors (including the officers and directors of any general partner) and all holders of an ownership interest in Franchisee and in any entity directly or indirectly controlling Franchisee or its Affiliates. The initial Franchisee's Principals shall be listed on Attachment C.

      "Payments" - Any amount, including, but not limited to, fees, contributions and reimbursements that Franchisee is required to pay to Franchisor under this Agreement.

      "Permanent Disability" - Any physical, emotional or mental injury, illness or incapacity which would prevent a person from performing the obligations set forth in this Agreement or in the Guaranty made part of this Agreement for at least ninety (90) consecutive days and from which condition recovery within ninety (90) days from the date of determination of disability is unlikely.

      "Proprietary Marks" - Certain trade names, service marks, trademarks, emblems and indicia of origin, including, but not limited to, the marks "Pizzeria Uno(R)", "Uno(R)" and such other trade names, service marks and trademarks as are now designated (and may hereafter be designated by Franchisor in writing) for use in connection with the System.

      "Publicly-Held Corporation" - A corporation whose equity securities (or a portion of them) are currently being publicly traded on any recognized stock exchange or otherwise pursuant to applicable law.

      "Renewal Term" - One (1) additional consecutive term of ten (10) years.

      "Reserved Area" -Any school campuses and facilities, transportation facilities (e.g., airports, train stations, bus terminals, port authorities), hospitals and other health care facilities, and temporary or periodic mass gathering locations or events designated by Franchisor.

      "Restaurant" - The full-service Pizzeria Uno restaurant identified by the Proprietary Marks and System and established pursuant to this Agreement.

      "Royalty Fee" - Five percent (5%) of Gross Sales, but not less than One Thousand Dollars ($1,000) per month (or a pro-rata portion thereof for any partial month of operation).

      "Site" - The location of the Restaurant.

      "Site Selection Handbook" - Franchisor's written site selection information.

      "Standards and Specifications" - Such standards and specifications established by Franchisor from time to time in the Manuals or otherwise in writing. Standards and Specifications may include, but are not limited to, products specified by name or brand.

      "System" - Franchisor's distinctive system relating to the establishment and operation of food service facilities featuring "Chicago Style" deep dish pizza and other products identified by the Proprietary Marks.

      "Taxes" - Any withholding, value-added, remittance or other taxes, duties or other amounts (except taxes measured by Franchisor's net income) that may be imposed upon payments to be made by Franchisee to Franchisor or its Affiliates.

      "Term" - Initial Term plus, if properly exercised, the Renewal Term.

      "Transfer" - Any sale, assignment, transfer, conveyance, pledge, hypothecation or encumbrance, of any interest in this Agreement, in Franchisee (including any existing or new securities) or Franchisee's assets, whether directly or indirectly made, attempted or completed.

      "Two-Year Time Period" - With respect to Franchisee, two (2) years commencing upon the date of expiration, termination (regardless of the cause for termination) or Transfer of this Agreement; or, with respect to Controlling Principals, two (2) years commencing upon the earlier of: (i) the expiration, termination of, or Transfer of this Agreement or (ii) the time such individual or entity ceases to satisfy the definition of Controlling Principals under this Agreement.

II.   GRANT, TERM AND RENEWAL

      A. In reliance on the representations and warranties of Franchisee and its Controlling Principals hereunder, Franchisor hereby grants to Franchisee, upon the terms and conditions in this Agreement, the right and license, and Franchisee hereby accepts the right and obligation, to operate the Restaurant. Unless sooner terminated as provided in Section XVI. hereof, the duration of the Initial Term shall be as stated in the definition of Initial Term set forth in
Section I. hereof.

      B. The specific street address of the Restaurant location shall be set forth in Attachment A. Franchisee shall not relocate the Restaurant without the express prior written consent of Franchisor. This Agreement does not grant to Franchisee the right or license to operate the Restaurant or to offer or sell any products or services described under this Agreement at or from any other location.

      C. Except as provided in this Agreement, for so long as no Event of Default has occurred and is continuing, neither Franchisor nor its Affiliates shall establish or authorize any other person or entity, other than Franchisee, to establish a Restaurant in the Assigned Area during the Term. Notwithstanding the above, Franchisee and Controlling Principals acknowledge and agree that Franchisor and its Affiliates operate restaurants under the mark "Pizzeria Uno(R)" and under other names and marks, and further agree and acknowledge that the right granted hereby is only for the operation of a Restaurant. Franchisor and its Affiliates retain all other rights, including the right to at any time conduct (or authorize a third party to conduct) the following activities, regardless of the proximity to, or the competitive effect on, the Assigned Area or any Pizzeria Uno restaurant operated by Franchisee: (1) advertise and promote the System, and fill customer orders by providing catering and delivery services in the Assigned Area; (2) offer and sell collateral and ancillary products and services which may be similar to those offered by the Pizzeria Uno restaurants, in the Assigned Area, if offered and sold other than through a Pizzeria Uno restaurant, including, without limitation, pre-packaged food products, wearables and other Pizzeria Uno memorabilia; (3) offer and sell such products and services under the Proprietary Marks in the Assigned Area through Alternative Distribution Sites; (4) operate a Pizzeria Uno restaurant in any Reserved Area;
(5) offer and sell products and services under any other names and marks; and
(6) establish and operate a Pizzeria Uno restaurant anywhere outside the Assigned Area.

      D. Franchisee may, at its option, renew the rights under this Agreement for the Renewal Term, subject to any or all of the following conditions which must, in Franchisor's discretion, be met prior to and at the time of renewal:
(1) Franchisee shall give Franchisor written notice of Franchisee's election to renew not less than seven (7) months nor more than twelve (12) months prior to the end of the Initial Term or any Renewal Term, as applicable; (2) Franchisee shall repair, replace, or acquire, at Franchisee's cost and expense, equipment, signs, interior and exterior decor items, fixtures, furnishings, delivery vehicles, if applicable, supplies and other products and materials required for the operation of the Restaurant as Franchisor may reasonably require to offer and sell new menu items or to provide the Restaurant's services by alternative means, and shall otherwise modernize the Restaurant premises, equipment, signs, interior and exterior decor items, fixtures, furnishings, delivery vehicles, if applicable, supplies and other products and materials required for the operation of the Restaurant, as reasonably required by Franchisor to reflect the then-current standards and image of the System as contained in the Manuals or otherwise provided in writing by Franchisor; (3) no Event of Default shall have occurred and be continuing, or occurred during the twelve (12) months prior to Franchisee's request, whether such Event of Default was cured or curable; (4) Franchisee shall have satisfied all monetary obligations owed by Franchisee to Franchisor and its Affiliates under this Agreement and any other agreement between Franchisee or its Affiliates and Franchisor or its Affiliates and shall have substantially and timely met those obligations throughout the terms thereof; (5) Franchisee shall present satisfactory evidence that Franchisee has the right to remain in possession of the Restaurant premises for the duration of the Renewal Term; (6) Franchisee and the Controlling Principals shall execute Franchisor's then-current form of franchise agreement, which shall supersede this agreement and which may differ from the terms of this agreement, including the payment of higher fees; provided, however, that in lieu of paying a new initial franchise fee, Franchisee shall pay to Franchisor a renewal fee in an amount equal to twenty five percent (25%) of the then-current initial franchise fee being charged by Franchisor; (7) Franchisee and the Controlling Principals shall execute a general release of any and all claims against Franchisor and its Affiliates, and each such entity's respective officers, directors, shareholders, partners, agents, representatives, independent contractors, servants and employees, in their corporate and individual capacities, including, without limitation, claims arising under this Agreement or under any federal, state or local laws, rules, regulations or orders; and (8) Franchisee shall comply with Franchisor's then-current qualification and training requirements.

III.  SITE SELECTION, PLANS AND CONSTRUCTION

      A. Franchisee assumes all cost, liability, expense and responsibility for locating, obtaining and developing the Site for, and for constructing and equipping, the Restaurant. Franchisee shall comply with the minimum guidelines for Site selection prescribed by Franchisor in the Site Selection Handbook or otherwise in writing, including the following:

            (1) Prior to acquiring by lease or purchase a Site for the Restaurant, Franchisee shall locate a Site for the Restaurant that satisfies the site selection information set forth in the Site Selection Handbook and shall submit to Franchisor in the form specified in the Site Selection Handbook a description of the Site, including evidence satisfactory to Franchisor that the Site satisfies Franchisor's site selection information, together with such other information and materials as Franchisor may reasonably require, including, but not limited to, a letter of intent or other evidence satisfactory to Franchisor which confirms Franchisee's favorable prospects for obtaining the Site. If not previously submitted, recognizing that TIME IS OF THE ESSENCE, Franchisee agrees that it will submit such information and materials for the proposed Site to Franchisor for its consent no later than six (6) months after the execution of this Agreement.

            (2) Franchisor may, in its sole discretion, direct one or more of its representatives to visit the Site if such a visit is deemed necessary and appropriate by Franchisor (on its own initiative or at Franchisee's request) and subject to the availability of such representative(s); provided, however, that Franchisor shall not direct its representative(s) to make any such visit prior to the receipt of all information and materials concerning such Site, as described in Section III.A.(1). The first such Site visit shall be without additional charge to Franchisee. For all subsequent such Site visits, regardless of whether undertaken at Franchisor's initiative or at Franchisee's request, Franchisee shall promptly reimburse Franchisor for all costs and expenses incurred by Franchisor in connection therewith, including lodging, meals, travel, and wages incurred or related to such Site visit(s) .

            (3) Franchisor shall have thirty (30) days after receipt of this information and materials to consent to or reject, in its sole discretion, the proposed Site as the location for the Restaurant. No Site may be used for the location of the Restaurant unless it is first receives Franchisor's consent in writing. Franchisee and the Controlling Principals agree and acknowledge that Franchisor's consent to a Site shall not be deemed to be a representation or warranty that the Site will be successful or attain a level or range of performance.

            (4) After Franchisor's consent to a location for the Restaurant is received and the Site acquired by Franchisee, the location shall be described in Attachment A.

      B. Within sixty (60) days after Franchisor has consented to the Site for the Restaurant as described above, Franchisee shall acquire by purchase or lease, at Franchisee's expense, such Site for the Restaurant.

      C. If Franchisee will purchase the premises for the Restaurant, Franchisee shall submit a copy of the proposed contract for sale to Franchisor for written consent prior to its execution and shall furnish to Franchisor a copy of the executed contract of sale within ten (10) days after execution. If Franchisee will occupy the premises of the Restaurant under a lease, Franchisee shall submit a copy of the proposed lease to Franchisor for written consent prior to its execution and shall furnish to Franchisor a copy of the executed lease within ten (10) days after execution. No lease for the Restaurant premises shall be approved by Franchisor unless a rider to the lease, prepared by Franchisor and executed by Franchisor, Franchisee and the lessor, in substantially the form attached as Attachment B, is attached to the lease and incorporated therein. Franchisor shall have thirty (30) days after receipt of the proposed contract of sale or proposed lease to either consent to or reject such documentation prior to its execution.

      D. Franchisee shall obtain all zoning classifications and clearances which may be required by applicable state or local laws, ordinances or regulations or which may be necessary as a result of any restrictive covenants relating to the Restaurant premises. Prior to beginning the construction of the Restaurant, Franchisee shall obtain all approvals, clearances, permits and certifications required for the lawful construction or remodeling and operation of the Restaurant, and certify in writing to Franchisor that the insurance coverage specified in Section X. is in full force and effect and that all required approvals, clearances, permits and certifications have been obtained. Upon request, Franchisee shall provide to Franchisor additional copies of Franchisee's certificates of insurance and copies of all such approvals, clearances, permits and certifications.

      E. Franchisee shall obtain any architectural, engineering and design services necessary for the construction or conversion of the Restaurant at its own expense from an architectural design firm approved by Franchisor in writing. Franchisee shall adapt the prototypical architectural and design plans and specifications for construction of the Pizzeria Uno restaurants provided to Franchisee by Franchisor in accordance with Section V.B. as necessary for the construction of the Restaurant and shall submit such adapted plans to Franchisor for review. If Franchisor determines, in its sole discretion, that any such plans do not satisfy Franchisor's architectural or design standards and specifications or are not consistent with the best interests of the System, Franchisor may prohibit the implementation of such plans, and in this event will notify Franchisee of any objection(s) within thirty (30) days of receiving such plans, including a reasonably detailed list of changes necessary to make the plans acceptable. If Franchisor fails to notify Franchisee of an objection to the plans within this time period, Franchisee may use such plans. Franchisor shall, upon a resubmission of the plans with such changes, notify Franchisee within fifteen (15) days of receiving the resubmitted plans whether the plans are acceptable. If such changes are not acceptable, Franchisor shall notify Franchisee of such objections as described above, and Franchisee shall similarly resubmit such plans until such plans are acceptable to Franchisor. If Franchisor fails to notify Franchisee of any objection within such time period, Franchisee may use the resubmitted plans. Franchisee acknowledges that acceptance by Franchisor of such plans does not constitute a representation, warranty, or guarantee, express or implied, by Franchisor that such plans are free of architectural or design errors and thus, Franchisor shall have no liability to Franchisee or any other party with respect thereto.

      F. Franchisee shall commence and diligently pursue construction or remodeling (as applicable) of the Restaurant. During construction or remodeling, Franchisee shall provide Franchisor with such periodic reports regarding the progress of the construction or remodeling as may be reasonably requested by Franchisor. In addition, Franchisor shall make such on-site inspections as it may deem reasonably necessary to evaluate such progress. If Franchisee requests or Franchisor deems that more than one on-site inspection is necessary, Franchisee shall pay all costs and expenses incurred by Franchisor in connection with such additional visits, including lodging, meals, travel and wages. If during such inspections Franchisor identifies instances where Franchisee's construction or remodeling is inconsistent with, or does not meet, Franchisor's standards, Franchisor shall notify Franchisee in writing of such deficiencies, and Franchisee shall correct such deficiencies prior to opening. Franchisee shall notify Franchisor of the scheduled date for completion of construction or remodeling no later than thirty (30) days prior to such date. Within a reasonable time after the date of completion of construction or remodeling, Franchisor may, at its option, conduct an inspection of the completed Restaurant. Franchisee shall pay all reasonable costs and expenses incurred by Franchisor in connection with such inspection, including lodging, meals, travel and wages.

      G. Prior to opening the Restaurant, Franchisee shall obtain a full-service liquor license and any additional alcohol and liquor licenses necessary for the lawful operation of the Restaurant.

      H. Franchisee acknowledges and agrees that Franchisee will not open the Restaurant for business without the written authorization of Franchisor and that authorization to open shall be conditioned upon Franchisee's strict compliance with this Agreement.

      I. Franchisee acknowledges that TIME IS OF THE ESSENCE. Subject to Franchisee's compliance with the conditions stated below, Franchisee shall open the Restaurant and commence business by the Opening Date shown on Attachment A, which date shall be listed on Attachment A at the same time the location of the Restaurant is described on Attachment A, as provided in Section III.A.(4). If Franchisee opens the Restaurant to the public on a date prior to that date set forth in Attachment A, Franchisee shall provide not less than thirty (30) days prior written notice to Franchisor of such actual Opening Date and Franchisor shall amend Attachment A to reflect such actual Opening Date. In the event the Restaurant opens for business on a date other than the Opening Date set forth in the thirty-day notice described above, Franchisee shall immediately reimburse Franchisor for all of its costs and expenses incurred as a result of thereof, including without limitation, costs to amend any travel arrangements for training personnel. Prior to opening, Franchisee shall complete all exterior and interior preparations for the Restaurant, including installation of equipment, fixtures, furnishings and signs, pursuant to the plans and specifications accepted by Franchisor, and shall comply with all other pre-opening obligations of Franchisee. If Franchisee fails to comply with any of such obligations, Franchisor shall have the right to prohibit Franchisee from commencing business.

IV.   FEES AND PAYMENTS

      A. Franchisee shall pay to Franchisor the Initial Franchise Fee upon execution of this Agreement. The Initial Franchise Fee when so paid shall be deemed fully earned and nonrefundable.

      B. (1) During the Term of this Agreement, Franchisee shall pay to Franchisor, in partial consideration for the rights herein granted, the Royalty Fee. Such Royalty Fee and any other monthly fee required by the Agreement shall be due and payable on the fifteenth (15th) day of each month, provided that such day is a Business Day, based on the Gross Sales for the preceding month (the first such month beginning on the date the Restaurant commences operations and ending on the last day of such month).

            (2) Each payment of the Royalty Fee shall be accompanied by a Fee Report for the preceding month and any other reports required by Franchisor. Notwithstanding the foregoing, Franchisee shall provide Franchisor with such Gross Sales information on the fifteenth (15th) day of each month by electronic data communication, facsimile transmission or, if not available, by telephone, or such other method Franchisor may reasonably direct.

      C. Each Payment to be made to Franchisor hereunder shall be made free and clear and without any deduction whatsoever for any Taxes.

      D. Franchisee shall pay such other fees in the amounts and in the manner described in this Agreement.

      E. Franchisee shall not withhold Payments due Franchisor under this Agreement on grounds of alleged nonperformance by Franchisor hereunder nor shall Franchisee set off any such payments against amounts owing or allegedly owing by Franchisor to Franchisee. Any Payment or report not actually received by Franchisor on or before such date shall be deemed overdue. TIME IS OF THE ESSENCE with respect to all Payments to be made by Franchisee to Franchisor. All unpaid obligations under this Agreement shall bear interest from the date due until Payment is received by Franchisor, at one and one-half percent (1 1/2%) per month, or the maximum rate allowed by applicable law, whichever is less.

Notwithstanding anything to the contrary contained herein, no provision of this Agreement shall require the payment or permit the collection of interest in excess of the maximum rate allowed by applicable law. If any excess of interest in such respect is herein provided for, or shall be adjudicated to be so provided in this Agreement, the provisions of this paragraph shall govern and prevail, and neither Franchisee nor its Principals shall be obligated to pay the excess amount of such interest. If for any reason interest in excess of the maximum rate allowed by applicable law shall be deemed charged, required or permitted, any such excess shall be applied as a payment and reduction of any other amounts which may be due and owing hereunder, and if no such amounts are due and owing hereunder then such excess shall be repaid to the party that paid such interest.

      F. By executing this Agreement, Franchisee agrees that in the event Franchisee shall become delinquent in any payment due Franchisor for more than thirty (30) days, Franchisor, at its option, shall thereafter, have the right to withdraw funds from Franchisee's designated bank account each month by electronic funds transfer ("EFT") in the amount of the Royalty Fee or any other amounts due to Franchisor and for all subsequent payments due to Franchisor. With respect to royalty fees, provided such day is a Business Day (and if not a Business Day on the next succeeding Business Day), such withdrawals shall be made on the fifteenth (15th) day after the end of each month for the amount of the Royalty Fee due based on Franchisee's Gross Sales for the preceding month, as evidenced by the Fee Report. If the Fee Report has not been received within the time period required by this Agreement, then Franchisor may process, in its sole discretion, an EFT for the Royalty Fee for the month in which the Fee Report was not received, based on (a) information regarding Franchisee's Gross Sales for the preceding month obtained by Franchisor in the manner contemplated by Section VI.E.(9) of this Agreement, (b) the monthly Gross Sales reports transmitted to Franchisor by Franchisee pursuant to Section IV.B.(2), or (c) the most recent Fee Report provided to Franchisor by Franchisee; provided that if a Fee Report for the subject month is subsequently received and reflects (i) that the actual amount of the Royalty Fee due was more than the amount of the EFT by Franchisor, then Franchisor shall be entitled to withdraw additional funds representing the amount of the difference from Franchisee's designated bank account by EFT; or (ii) the actual amount of the Royalty Fee due was less than the amount of the EFT by Franchisor, then Franchisor shall credit the excess amount to the payment of Franchisee's future royalty obligations. For any other monetary obligation, Franchisor shall have the right to withdraw such amounts on the day they become due, provided such day is a Business Day (and if not a Business Day, on the next succeeding Business Day.) Franchisor shall, upon execution of this Agreement or at any time thereafter at Franchisor's request, execute such documents or forms as Franchisor determines are necessary for Franchisor to process EFTs from Franchisee's designated bank account for the payments due hereunder, including Attachment F to this Agreement. Franchisor agrees that (i) it shall be responsible for any EFT transfer fee or similar charge imposed by the bank, and (ii) should any EFT not be honored by Franchisee's bank for any reason, for that payment plus any service charge applied by Franchisor and/or the bank. Franchisee further agrees that it shall at all times throughout the term of this Agreement maintain a minimum balance of Ten Thousand Dollars ($10,000) in the Franchisee's bank account against which such EFTs are to be drawn for the Restaurant operated by Franchisee under this Agreement. If Royalty Fees and other payments are not received when due, interest may be charged by Franchisor in accordance with Section IV.E, above. Upon written notice by Franchisor to Franchisee, Franchisee shall execute such other documents that Franchisor or Franchisee's bank may require to implement the foregoing procedure. It shall be a material event of default if Franchisee closes such designated bank account without Franchisor's consent, or upon Franchisor's approval, fails to establish another account, and execute all documents necessary for Franchisor to process such payments by EFT for such new designated account.

V.    FRANCHISOR'S OBLIGATIONS

      Franchisor agrees to provide the services described below with regard to the Restaurant:

      A. Franchisor's Site Selection Handbook and such site selection assistance as Franchisor may deem advisable, as well as such on-site evaluation as Franchisor may deem necessary on its own initiative or in response to Franchisee's reasonable request for evaluation of a Site; provided, however, that Franchisor shall not provide an on-site evaluation for any proposed Site prior to the receipt of all required information and materials concerning such Site prepared pursuant to Section III.

      B. On loan, a set of prototypical architectural and design plans and specifications for a Pizzeria Uno restaurant. Franchisee shall independently, and at Franchisee's expense, have such architectural and design plans and specifications adapted for construction of the Restaurant in accordance with
Section III, including such adaptations required in order to comply with the regulations and standards required under applicable state or local laws where the Restaurant is located. No such plans and specifications will be modified in any material respect without the prior written consent of Franchisor, which consent will not be unreasonably withheld.

      C. On loan, one (1) set of Manuals as more fully described in Section
XII.A.

      D. If available as determined by Franchisor, certain computer software used in the operation of the Pizzeria Uno restaurants will be licensed to Franchisee by Franchisor pursuant to Section VI.E.(10), such software may require connection to (at Franchisee's expense) and operation of computers designated by Franchisor. Franchisor will make available to Franchisee at a reasonable cost any upgrades, enhancements or replacements to the software that are developed from time to time by or on behalf of Franchisor. Franchisor shall provide to Franchisee, for a reasonable fee, such support services relating to the software as Franchisor deems advisable.

      E. Visits to the Restaurant and evaluations of the products sold and services rendered therein from time to time as reasonably determined by Franchisor, as more fully described in Section VI.E.(4).

      F. Certain advertising and promotional materials and information developed by Franchisor from time to time for use by Franchisee in marketing and conducting local advertising for the Restaurant. Franchisor shall have the right to charge Franchisee a reasonable fee for such advertising and promotional materials. Franchisor shall have the right to review and consent to or reject all advertising and promotional materials that Franchisee proposes to use, pursuant to Section VII.

      G. Advice and written materials concerning techniques of managing and operating the Restaurant from time to time developed by Franchisor, including new developments and improvements in restaurant equipment and food products, source specifications and the packaging and preparation thereof.

      H. An initial training program for Franchisee's Operating Principal (or designee), General Manager and other Restaurant personnel and other training programs in accordance with the provisions of Section XI.E.(1), (2) and (5).

      I. On-site pre-opening and post-opening assistance at the Restaurant in accordance with the provisions of Section XI.E.(3).

VI.   RESTAURANT OPERATIONS

      A. Franchisee understands the importance of maintaining uniformity among all of the Pizzeria Uno restaurants and the importance of complying with all of the Standards and Specifications relating to the operation of the Restaurant.

      B. Franchisee shall maintain the Restaurant in a high degree of sanitation, repair and condition, and in connection therewith shall make such additions, alterations, repairs and replacements thereto (but no others without Franchisor's prior written consent) as may be required for that purpose, including, without limitation, such periodic repainting or replacement of obsolete signs, furnishings, equipment and decor as Franchisor may reasonably direct, at Franchisee's cost and expense. Franchisee shall also obtain, at its expense, any new or additional equipment, fixtures, supplies and other products and materials which may be reasonably required by Franchisor for Franchisee to offer and sell new menu items or to provide the Restaurant's services by alternative means. Except as may be expressly provided in the Manuals, no alterations or improvements or changes of any kind in design, equipment, signs, interior or exterior decor items, fixtures or furnishings shall be made in or about the Restaurant or its premises without the prior written consent of Franchisor.

      C. Franchisee shall, upon the request of Franchisor, make other improvements to modernize the Restaurant premises, equipment (including electronic cash register or computer hardware and software systems), signs, interior and exterior decor items, fixtures, furnishings, supplies and other products and materials required for the operation of the

Restaurant, to Franchisor's then-current Standards and Specifications. Notwithstanding the above, Franchisee agrees that it will make such capital improvements or modifications described in this Section VI.C. if so requested by Franchisor at the earlier of: (i) ten (10) years after the execution of this Agreement by Franchisor, or (ii) such time that a majority of the Pizzeria Uno restaurants then operated by Franchisor or its Affiliates in the United States have made or are in the process of making such improvements or modifications.

      D. Franchisee shall comply with all of the Standards and Specifications relating to the purchase of all food and beverage items, ingredients, supplies, materials, fixtures, furnishings, equipment (including electronic cash register or computer hardware and software systems) and other products used or offered for sale at the Restaurant. Except as otherwise provided herein, Franchisee shall obtain such items from suppliers (including manufacturers, distributors and other sources) who continue to demonstrate the ability to meet Franchisor's then-current Standards and Specifications for food and beverage items, ingredients, supplies, materials, fixtures, furnishings, equipment and other items used or offered for sale at Pizzeria Uno restaurants and who possess adequate quality controls and capacity to supply Franchisee's needs promptly and reliably; and who have been authorized in writing by Franchisor prior to any purchases by Franchisee from any such supplier; and who have not thereafter been rejected by Franchisor. If Franchisee desires to purchase, lease or use any products or other items from an unauthorized supplier, Franchisee shall submit to Franchisor a written request for such consent, or shall request the supplier itself to do so. Franchisee shall not purchase or lease from any supplier until and unless such supplier has been authorized in writing by Franchisor. Franchisor shall have the right to require that its representatives be permitted to inspect the supplier's facilities, and that samples from the supplier be delivered, either to Franchisor or to an independent laboratory designated by Franchisor for testing. Franchisee shall pay the expenses incurred by Franchisor or its designee in connection with the test and the actual cost of the test. Franchisor reserves the right, at its option, to re-inspect from time to time the facilities and products of any supplier previously consented to by Franchisor and to revoke its consent upon the supplier's failure to continue to meet any of Franchisor's then-current criteria. Nothing in the foregoing shall be construed to require Franchisor to consent to any particular supplier.

      E. Franchisee shall operate the Restaurant in strict conformity with the Standards and Specifications and the restrictions on the use of the Proprietary Marks described in Section VIII.C. In particular, Franchisee also agrees:

            (1) To sell or offer for sale all menu items, products and services required by Franchisor and in the manner and style prescribed by Franchisor, including, but not limited to, dining-in, carry-out, catering and delivery services, as expressly consented to by Franchisor in writing in the Manuals or otherwise, and to execute such documents or instruments that Franchisor may deem necessary to facilitate the providing of such services.

            (2) To sell and offer for sale only the menu items, products and services that have been expressly authorized for sale in writing by Franchisor; to refrain from deviating from the Standards and Specifications without Franchisor's prior written consent; and to discontinue selling and offering for sale any menu items, products or services, or providing such menu items, products or services in any manner or through any method of distribution, which Franchisor may, in its sole discretion, disapprove or reject in writing at any time.

            (3) To maintain in sufficient supply and to use and sell at all times only such food and beverage items, ingredients, products, materials, supplies and paper goods that conform to the Standards and Specifications; to prepare all menu items in accordance with Franchisor's recipes and procedures for preparation contained in the Manuals or other written directives and to refrain from deviating from the Standards and Specifications.

            (4) To grant Franchisor and its agents the right to enter upon the Restaurant premises at any time for the purpose of conducting inspections; to cooperate with Franchisor's representatives in such inspections by rendering such assistance as they may reasonably request; and, upon notice from Franchisor or its agents, to take such steps as may be necessary to correct immediately any deficiencies detected during any such inspection. Should Franchisee, for any reason, fail to correct such deficiencies within a reasonable time as determined by Franchisor, Franchisor shall have the right and authority (without, however, any obligation to do so) to correct such deficiencies and charge Franchisee a reasonable fee for Franchisor's expenses in so acting, payable by Franchisee immediately upon demand. To permit Franchisor or its agents, at any reasonable time, to remove a reasonable number of samples of food or non-food items from Franchisee's inventory, or from the Restaurant, without payment therefor, in amounts reasonably necessary for testing by Franchisor or an independent laboratory to determine whether such samples meet Franchisor's then-current Standards and Specifications. Franchisor may require Franchisee to bear the cost of such testing if the supplier of the item has not previously been consented to by Franchisor or if the sample fails to conform with Franchisor's specifications.

            (5) To purchase or lease, install and maintain at Franchisee's expense, all fixtures, furnishings, equipment (including electronic cash register or computer hardware and software systems), decor items, signs, delivery vehicles, and related items as Franchisor may reasonably direct from time to time in the Manuals or otherwise in writing; and to refrain from installing or permitting to be installed on or about the Restaurant premises, without Franchisor's prior written consent, any fixtures, furnishings, equipment, delivery vehicles, decor items, signs, games, vending machines or other items not previously authorized as meeting the Standards and Specifications. Such maintenance shall include such computer hardware and software upgrades, repairs, and replacements as Franchisor shall direct from time to time. If any of the property described above is leased by Franchisee from a third party, such lease shall be consented to by Franchisor, in writing, prior to execution. Franchisor's consent shall be conditioned upon such lease containing a provision which permits any interest of Franchisee in the lease to be assigned to Franchisor upon the termination or expiration of this Agreement and which prohibits the lessor from imposing an assignment or related fee upon Franchisor in connection with such assignment.

            (6) To maintain a competent, conscientious, trained staff and to take such steps as are necessary to ensure that its employees preserve good customer relations and comply with such dress code as Franchisor may prescribe.

            (7) To maintain in sufficient supply and prominently display and make available such customer satisfaction forms as Franchisor may require and to forward all completed customer satisfaction forms to Franchisor or to Franchisor's designee at such times as Franchisor may direct.

            (8) To play in the Restaurant such recorded or programmed music as Franchisor may from time to time require in the Manuals or otherwise in writing and to obtain such copyright licenses as may be necessary to authorize the playing of such recorded music.

            (9) To install and maintain equipment in accordance with Franchisor's standards and specifications to permit Franchisor to access and retrieve by telecommunication any information Franchisor is entitled to obtain which is stored on electronic cash registers (or other computer hardware and software). Franchisee is required to install and utilize at the Restaurant premises (a) such equipment and software as specified in the Manuals to permit Franchisor to inspect and monitor electronically information concerning Franchisee's Restaurant, Gross Sales and such other information as may be contained or stored in such equipment and software; and (b) a telephone line and modem in accordance with Franchisor's specifications to permit Franchisor to access by telephone the electronic cash register system (or other computer hardware and software) that Franchisee is required to utilize at the Restaurant as specified in the Manuals. Franchisor shall have telephone access as provided herein at such times and in such manner as Franchisor shall from time to time specify. It shall be a material default under this Agreement if Franchisee fails to maintain such equipment and lines in operation and accessible to Franchisor at all times throughout the term of this Agreement.

            (10) If Franchisor makes available to Franchisee the computer software described in Section V.D., Franchisee shall enter into a software license agreement with Franchisor in substantially the form attached as Attachment E for the license of such proprietary computer software provided by Franchisor for the operation of the Restaurant.

      F. Franchisee acknowledges and agrees that Franchisor has and may continue to develop for use in the System certain products, including products which are prepared from highly confidential recipes and which are trade secrets of Franchisor. Because of the importance of quality and uniformity of production and the significance of such products in the System, it is to the mutual benefit of the parties that Franchisor closely control the production and distribution of such products. Accordingly, Franchisee agrees that if such products become a part of the System, Franchisee shall use only Franchisor's confidential recipes and other proprietary products, and shall purchase solely from Franchisor or authorized suppliers designated by Franchisor all of Franchisee's requirements for such products. If Franchisor makes available to Franchisee certain promotional merchandise identifying the System as Franchisor shall require such as T-shirts, sweatshirts and caps, Franchisee further agrees to purchase from Franchisor or from a source designated by Franchisor for resale to Franchisee's customers such merchandise in amounts sufficient to satisfy Franchisee's customer demand.

      G. Franchisee shall require all advertising and promotional materials, signs, decorations, paper goods (including menus and all forms and stationery used in the Restaurant), and other items which may be designated by Franchisor to bear the Proprietary Marks in the form, color, location and manner prescribed by Franchisor.

      H. Franchisee shall process and handle all consumer complaints connected with or relating to the Restaurant, and shall promptly notify Franchisor by telephone and in writing of all of the following complaints: (i) safety or health violations, (ii) claims exceeding Ten Thousand Dollars ($10,000), (iii) dram shop violations, (iv) liquor license violations, and (v) any other any material claims against or losses suffered by Franchisee. Franchisee shall maintain for Franchisor's inspection any inspection reports affecting the Restaurant or equipment located in the Restaurant during the Term of this Agreement and for thirty (30) days after the expiration or earlier termination hereof. Franchisee shall notify Franchisor in writing within five (5) days of the commencement of any action, suit or proceeding and of the issuance of any order, writ, injunction, award or decree of any court, agency or other governmental instrumentality, which may adversely affect the operation or financial condition of the Restaurant.

      I. Upon the execution of this Agreement or at any time thereafter, Franchisee shall, at the option of Franchisor, execute such forms and documents as Franchisor deems necessary to appoint Franchisor its true and lawful attorney-in-fact with full power and authority for the purpose of assigning to Franchisor all rights to the telephone numbers of the Restaurant and any related and other business listings upon the termination or expiration of this Agreement as required under Section XVII.K.

      J. Any vehicle used by Franchisee to deliver Restaurant products and services to customers shall meet Standards and Specifications with respect to appearance and ability to satisfy the requirements imposed on Franchisee hereunder. Franchisee shall place such signs and decor items on the vehicle as Franchisor requires and shall at all times keep such vehicle clean and in good working order. Franchisee shall not engage or utilize any individual in the operation of a motor vehicle in connection with providing services hereunder who does not meet the minimum requirements to operate a motor vehicle under the laws of the state in which Franchisee provides such services. Franchisee shall require each such individual to comply with all laws, regulations and rules of the road and to use due care and caution in the operation and maintenance of motor vehicles. Except as noted above, Franchisor does not set forth any requirements or exercise control over any motor vehicle utilized by Franchisee.

      K. In the event of any bona fide dispute as to Franchisee's liability for taxes assessed or other indebtedness, Franchisee may contest the validity or the amount of the tax or indebtedness in accordance with the procedures of the taxing authority or applicable law. However, in no event shall Franchisee permit a tax sale or seizure by levy of execution or similar writ or warrant or attachment by a creditor, to occur against the premises of the Restaurant or any improvements thereon.

      L. Franchisee shall comply with all federal, state and local laws, rules and regulations and shall timely obtain and maintain any and all permits, certificates or licenses necessary for the full and proper conduct of the Restaurant, including, without limitation, licenses to do business, fictitious name registrations, sales tax permits, a full-service liquor license, fire clearances, health and safety permits and certificates of occupancy, and any permits, certificates or licenses required by any environmental law, rule, or regulation.

VII.  ADVERTISING AND RELATED FEES

      A. Upon the opening of the Restaurant for business, and during the entire Initial Term, Franchisee shall pay a non-refundable fee (the "Business Co-op Fee") to Franchisor in an amount determined by Franchisor in its sole discretion, but not more than one percent (1%) of Gross Sales of the Restaurant. This fee shall cover Franchisee's share of advertising and marketing costs that are incurred by Franchisor for the benefit of the System. These costs shall include, without limitation, the following: salaries for people who are dedicated to ad development, marketing and production support for the System; assessments for administrative costs and overhead for such people; costs for marketing, advertising, and production activities; training films; inspections and related functions benefiting the System (e.g. premises inspections, and supply and supplier inspections). Such payments will be made at the same time and in the same manner as Royalty Fee payments. Franchisee recognizes that Franchisor is under no obligation to ensure that expenditures to benefit the System are proportionate to contributions of Franchisee for any given market and that the manner in which these funds are spent shall be at the sole discretion of Franchisor. Franchisor shall have no obligation to prepare or provide and accounting of such expenditures.

      B. Franchisee agrees that Franchisor shall have the right, in its discretion, to designate any geographical area (e.g., an area of dominant influence or "ADI") as a region for purposes of establishing an advertising association ("Association"). An Association may be composed of one or more Uno restaurants operated by Franchisor and/or one or more Uno restaurants operated by Franchisee or another franchisee of Franchisor. If an Association has been established for the geographic area in which Franchisee's Restaurant is located at the time Franchisee commences business hereunder, Franchisee shall immediately execute such documentation as required by Franchisor to become a member of such Association. If an Association applicable to the Franchisee's Restaurant is established at any later time during the term of this Agreement, Franchisee shall execute such documentation as required by Franchisor and become a member of the Association no later than thirty (30) days after the date on which the Association commences operation as provided below:

            (1) Each Association shall be organized and governed in a form and manner, and shall commence operation on a date, approved in advance by Franchisor in writing.

                  (a) Each Association shall be organized for the purposes of, and all contributions pursuant to Section VII.B.(1)(c) and any earnings thereon shall be used exclusively to meet any and all costs for, maintaining, directing and preparing advertising and/or promotional activities (including, among other things, the cost of preparing and conducting television, radio, magazine and newspaper advertising campaigns, direct mail and outdoor billboard advertising; marketing surveys and other public relations activities; employing advertising agencies to assist therein; and providing promotional brochures and other marketing materials to the Restaurant operated under the System) in connection with regional advertising. Such monies shall also be used to defray Franchisor's reasonable administrative costs and overhead as Franchisor may incur in activities reasonably related to the administration or direction of the Association or related to any advertising program conducted by or on behalf of the Association. The Association is operated solely as a conduit for the collection and expenditure of advertising contributions for the purposes stated herein.

                  (b) No advertising or promotional plans or materials may be used by an Association or furnished to its members without the prior approval of Franchisor. All such plans and materials shall be submitted to Franchisor in accordance with the procedure set forth in Section VII.D. hereof.

                  (c) Franchisee shall contribute to the Association such amount as prescribed by the Association, at such times and in such manner as prescribed by the Association, and shall submit to the Association and to Franchisor such other statements or reports as may be required by Franchisor or by the Association with Franchisor's prior written approval. Franchisee's obligation to provide such statements or reports shall be subject to Section IV.

            (2) Franchisor, in its sole discretion, may grant to any franchisee an exemption for any length of time from the requirement of membership in an Association, upon written request of such franchisee stating reasons supporting such exemption. Franchisor's decision concerning such request for exemption shall be final.

      C. No action taken by any Association shall diminish Franchisee's obligations to pay the Business Co-op Fee or any other fee due to Franchisor hereunder, but shall count toward Franchisee's Minimum Local Advertising Expense obligations, as described in Section VII.G.

      D. Franchisee shall submit a sample of each type of advertising material to Franchisor prior to use, and, upon receipt of such material, Franchisor shall have ten (10) working days to approve or disapprove the material. If Franchisor takes no action within said ten (10) days, Franchisee may use the material submitted. Franchisor may disapprove if, in its sole discretion, the material is offensive, inaccurate, strategically inappropriate, potentially harmful to the System or the Proprietary Marks or otherwise injurious to the Franchisor or franchisees. Any expenditures for advertising that Franchisor has not approved shall not be counted toward satisfaction of Franchisee's Minimum Local Advertising Expense.

      E. Franchisee shall install and, at all times during the term of this Agreement, maintain an outdoor sign in a prominent location in accordance with Franchisor's sign specifications in effect from time to time, or as approved, in writing, by Franchisor, unless prohibited from doing so by applicable laws and regulations. Franchisee shall use Franchisee's best efforts to obtain any permit or variance required in order to allow the installation and maintenance of an outdoor sign, as described herein.

      F. During the Initial Term, Franchisee shall advertise, at all times, in the classified or yellow pages of the local telephone directory under the listings of "Restaurants" and "Pizza," using mats approved, in advance, by Franchisor, and such advertising shall count toward Franchisee's Minimum Local Advertising Expense obligations.

      G. During the Initial Term, Franchisee shall, in addition to the other requirements of this Section VII, expend, each year, an amount at least equal to the two percent (2%) of Gross Sales (the "Minimum Local Advertising Expense"), on local advertising, public relations, and promotion, subject to the requirements of Section VII.D. The food discount cost of coupons or gift certificates shall not be counted in calculating dollars spent to satisfy Minimum Local Advertising Expense. At the request of Franchisor, Franchisee shall furnish, to Franchisor, an accurate accounting of the previous month's expenditure on local advertising, public relations, and promotion, in form and content satisfactory to Franchisor. Franchisor, at its option, may make available to Franchisee all advertising and promotional materials for other Restaurants which are used by it, its affiliates, or other franchisees on a regular basis.

      H. Franchisor also reserves the right to assess the Franchisee for contributions to a system wide media fund which shall be designed to facilitate media market spending in a way that benefits the System through cooperative purchasing of media, (the "System Wide Media Fund"). The System Wide Media Fund can be implemented on a national, local or regional basis. Such assessment, if made, shall be counted toward satisfaction of Franchisee's Minimum Local Advertising Expense. Upon establishment of the System Wide Media Fund by Franchisor, Franchisee's obligations shall be as follows:

            (1) On the fifteenth (15th) day of each month during the term of this Agreement, Franchisee shall contribute an amount designated by Franchisor, but not to exceed one percent (1%) of Franchisee's Gross Sales for the preceding month for advertising and promotional purposes in the manner provided in Section IV.

            (2) Franchisee agrees that the System Wide Media Fund shall be maintained and administered by Franchisor or its designee, as follows:

                  (a) Franchisor shall oversee all advertising and promotional programs with sole discretion to approve or disapprove the creative concepts, materials and media used in such programs, and the placement and allocation thereof. Franchisee agrees and acknowledges that the System Wide Media Fund is intended to maximize general public recognition and acceptance of the System and the Proprietary Marks.

                  (b) The System Wide Media Fund, all contributions thereto, and any earnings thereon shall be used exclusively by Franchisor to purchase radio, television or print media on a local, regional or national basis.

                  (c) Franchisee shall contribute to the System Wide Media Fund by separate check made payable to the System Wide Media Fund. All sums paid by the Franchisee to the System Wide Media Fund shall be maintained in an account separate from the other monies of Franchisor and shall not be used to defray any of Franchisor's expenses, except for such reasonable administrative costs and overhead as Franchisor may incur in activities reasonably related to the administration or direction of the System Wide Media Fund and advertising programs for franchisees and the System as set forth in Section VII.H.(2)(b) hereof. The System Wide Media Fund and its earnings shall not otherwise inure to the benefit of Franchisor. Franchisor or its designee shall maintain separate bookkeeping accounts for the System Wide Media Fund.

                  (d) It is anticipated that all contributions to and earnings of the System Wide Media Fund shall be expended for advertising and/or promotional purposes as described herein during the taxable year within which the contributions and earnings are received. If, however, excess amounts remain in the System Wide Media Fund at the end of such taxable year, all expenditures in the following taxable year(s) shall be made first out of accumulated earnings from previous years, next out of earnings in the current year, and finally from contributions.

                  (e) The System Wide Media Fund shall not be an asset of Franchisor or its designee. The System Wide Media Fund is operated solely as a conduit for the collection and expenditure of advertising contributions for the purposes stated herein. A statement of the operations of the System Wide Media Fund as shown on the books of Franchisor or its designee shall be prepared annually by Franchisor and shall be made available to Franchisee upon Franchisee's request. Franchisor shall not have a fiduciary obligation in connection with its maintenance or administration of the System Wide Media Fund.

                  (f) Although the System Wide Media Fund is intended to be of perpetual duration, Franchisor maintains the right to terminate the System Wide Media Fund. The System Wide Media Fund shall not be terminated, however, until all monies in the System Wide Media Fund have been expended for advertising and/or promotional purposes.

VIII. PROPRIETARY MARKS

      A. Franchisor grants Franchisee the right to use the Proprietary Marks during the Term in accordance with the System and related Standards and Specifications.

      B. Franchisee covenants, understands and acknowledges as follows:

            (1) Franchisor is the owner of all right, title and interest in and to the Proprietary Marks and the goodwill associated with and symbolized by them. Without limiting any provisions herein, the mark "Pizzeria Uno(R)" is a U.S. registered mark.

            (2) Neither Franchisee nor the Controlling Principals shall take any action that would prejudice or interfere with the validity of Franchisor's rights with respect to the Proprietary Marks. Nothing in this Agreement shall give the Franchisee any right, title, or interest in or to any of the Proprietary Marks or any of Franchisor's service marks, trademarks, trade names, trade dress, logos, copyrights or proprietary materials, except the right to use the Proprietary Marks and the System in accordance with the terms and conditions of this Agreement.

            (3) Any and all goodwill arising from Franchisee's use of the Proprietary Marks and the System shall inure solely and exclusively to Franchisor's benefit, and upon expiration or termination of this Agreement and the license herein granted, no monetary amount shall be assigned as attributable to any goodwill associated with Franchisee's use of the Proprietary Marks.

            (4) Franchisee shall not contest the validity of Franchisor's or any Affiliates' interest in the Proprietary Marks or assist others to contest the validity of Franchisor's or any Affiliates' interest in the Proprietary Marks.

            (5) Any unauthorized use of the Proprietary Marks shall constitute an infringement of Franchisor's rights in the Proprietary Marks and a material event of default hereunder. Franchisee shall provide Franchisor with all assignments, affidavits, documents, information and assistance Franchisor reasonably requests to fully vest in Franchisor all such rights, title and interest in and to the Proprietary Marks, including all such items requested by Franchisor to register, maintain and enforce such rights in the Proprietary Marks.

            (6) Franchisor reserves the right to substitute different Proprietary Marks for use in identifying the System and the Restaurant if Franchisor's current Proprietary Marks no longer can be used, or if Franchisor, in its sole discretion, determines that substitution of different Proprietary Marks will be beneficial to the System. In such event, Franchisor may require Franchisee, at Franchisee's expense, to discontinue or modify Franchisee's use of any of the Proprietary Marks or to use one or more additional or substitute Proprietary Marks.

      C. With respect to Franchisee's licensed use of the Proprietary Marks pursuant to this Agreement, Franchisee further agrees that: (1) Unless otherwise required by Franchisor, Franchisee shall operate and advertise the Restaurant only under the name "Pizzeria Uno Chicago Bar & Grill" without prefix or suffix;
(2) During the Term, Franchisee shall identify itself as the owner of the Restaurant, and a Franchisee of Franchisor, in conjunction with any use of the Proprietary Marks, including, but not limited to, uses on invoices, order forms, receipts and contracts, as well as the display of a notice in such content and form and at such conspicuous locations on the premises of the Restaurant, any Restaurant delivery vehicle, or electronic media as Franchisor may designate in writing; (3) Franchisee shall not use the Proprietary Marks to incur any obligation or indebtedness on behalf of Franchisor; (4) Franchisee shall comply with Franchisor's instructions in filing and maintaining the requisite trade name or fictitious name registrations, and shall execute any documents deemed necessary by Franchisor or its counsel to obtain protection of the Proprietary Marks or to maintain their continued validity and enforceability; (5) Franchisee shall cooperate in all respects with Franchisor to prove the continuous and effective use of the Proprietary Marks and with respect to any renewal of any registration of the Proprietary Marks; such cooperation shall include cooperation with Franchisor in the placement and use of the Proprietary Marks.

      D. Franchisee shall notify Franchisor immediately by telephone, and thereafter in writing, of any apparent infringement of or challenge to Franchisee's use of any Proprietary Mark, of any claim by any person of any rights in any Proprietary Mark, and Franchisee and the Controlling Principals shall not communicate with any person other than Franchisor or any designated Affiliate thereof, their counsel and Franchisee's counsel in connection with any such infringement, challenge or claim. Franchisor shall have complete discretion to take such action as it deems appropriate in connection with the foregoing, and the right to control exclusively, or to delegate control to any of its Affiliates of, any settlement, litigation or Patent and Trademark Office or other proceeding arising out of any such alleged infringement, challenge or claim or otherwise relating to any Proprietary Mark. Franchisee agrees to execute any and all instruments and documents, render such assistance, and do such acts or things as may, in the opinion of Franchisor, reasonably be necessary or advisable to protect and maintain the interests of Franchisor or any Affiliate in any litigation or other proceeding or to otherwise protect and maintain the interests of Franchisor or any other interested party in the Proprietary Marks.

      E. The right and license of the Proprietary Marks granted hereunder to Franchisee is nonexclusive and Franchisor and its Affiliates thus have and retain the following rights, among others, subject only to the limitations of
Section II.: (1) To grant other licenses for use of the Proprietary Marks, in addition to those licenses already granted to existing franchisees; (2) To develop and establish other systems using the Proprietary Marks or other names or marks and to grant licenses thereto without providing any rights to Franchisee; and (3) To engage, directly or indirectly, through its employees, representatives, licensees, assigns, agents and others, at wholesale, retail or otherwise, in (i) the production, distribution, license and sale of products and services, and (ii) the use in connection with such production, distribution and sale, of the Proprietary Marks and any and all trademarks, trade names, service marks, logos, insignia, slogans, emblems, symbols, designs and other identifying characteristics as may be developed or used from time to time by Franchisor.

IX.   BOOKS AND RECORDS

      A. Franchisee shall maintain during the Term, and shall preserve for at least five (5) years from the dates of their preparation, full, complete and accurate books, records and accounts, including, but not limited to, sales slips, coupons, purchase orders, credit card transmission records, payroll records, employee meal records, check stubs, bank statements, deposit slips, value added tax and sales tax records and returns, cash receipts and disbursements, journals and ledgers, records of EFT transactions, and backup or archived records of information maintained on any computer system, all in accordance with generally accepted accounting principles or if consented to by Franchisor, comparable standards, and in the form and manner prescribed by Franchisor from time to time in the Manuals or otherwise in writing.

      B. In addition to the remittance reports required by Sections IV. and VII. hereof, Franchisee shall, at its expense, submit to Franchisor the following reports: (1) a monthly profit and loss statement, in the form prescribed by Franchisor (which may be unaudited) for Franchisee within thirty (30) days after the end of each month during the Term. Each such statement shall be signed by Franchisee's Treasurer or Chief Financial Officer attesting that it is true, complete and correct; (2) a complete audited annual financial statement for Franchisee prepared by an independent certified public accountant satisfactory to Franchisor, within ninety (90) days after the end of each fiscal year of Franchisee during the Term hereof, showing the results of operations of Franchisee during such fiscal year; and (3) such other forms, reports, records, information and data as Franchisor may reasonably request, in the form and at the times and places reasonably required by Franchisor.

      C. Franchisor or its designees shall have the right at all reasonable times to review, audit, examine and copy any or all books and records of Franchisee. Franchisee shall make such books and records available to Franchisor or its designees immediately upon request. If any required Payments are delinquent, or if an inspection should reveal that such Payments have been understated in any report to Franchisor, then Franchisee shall immediately pay to Franchisor the amount overdue or understated upon demand with interest determined in accordance with the provisions of Section IV.E. If an inspection discloses an understatement in any report of Payments of two percent (2%) or more, or Gross Sales of five percent (5%) or more, Franchisee shall, in addition, reimburse Franchisor for all costs and expenses connected with the inspection (including, without limitation, reasonable costs of travel to and from Restaurant and Franchisor's accounting and attorneys' fees, if any).

      D. Franchisee understands and agrees that the receipt or acceptance by Franchisor of any of the statements furnished or Payments to Franchisor (or the cashing of any checks, or processing of electronic fund transfers) shall not preclude Franchisor from questioning the correctness thereof at any time. Any inconsistencies or mistakes discovered shall immediately be rectified and the appropriate payment shall be made by the Franchisee.

      E. Franchisee hereby appoints Franchisor its true and lawful attorney-in-fact with full power and authority, for the sole purpose of obtaining any and all returns and reports filed by Franchisee with any federal, state and/or local taxing authority. This power of attorney shall survive the expiration or termination of this Agreement.

      F. In addition to the information, books, records and reports Franchisee must provide with respect to the Restaurant and Franchisee described above, the Controlling Principals shall each provide to Franchisor his annual financial statements in the form prescribed by Franchisor (which may be unaudited, unless otherwise requested or required by Franchisor) within ninety (90) days after the end of Franchisee's fiscal year. Such financial statements shall be prepared in a manner consistent with those prepared by Franchisee. Any financial statements provided hereunder shall fairly present the financial position of Franchisee and each of the Controlling Principals, as applicable, at the dates indicated therein and with respect to Franchisee, the results of its operations and its cash flow for the years then ended. Each of the financial statements mentioned above shall be certified as true, complete and correct by Franchisee's Treasurer or Chief Financial Officer or the Controlling Principal, as applicable, and shall have been prepared in conformity with generally accepted accounting principles (unless otherwise agreed upon by Franchisor, and in such case, substantially comparable accounting principles) applicable to the respective periods involved and, except as expressly described in the applicable notes, applied on a consistent basis.

X.    INSURANCE

      A. Franchisee shall procure, upon execution of this Agreement, and shall maintain in full force and effect at all times during the Term at Franchisee's expense, an insurance policy or policies protecting Franchisee and Franchisor and its Affiliates and their respective Affiliates, successors and assigns and each such entity's respective officers, directors, shareholders, partners, agents, representatives, independent contractors and employees against any demand or claim with respect to personal injury, death or property damage, or any loss, liability or expense whatsoever arising or occurring upon or in connection with the Restaurant.

      B. Such policy or policies shall be written by a responsible carrier or carriers reasonably acceptable to Franchisor (e.g., having been assigned an "A" rating or its equivalent by a recognized insurance rating service) who are duly licensed by the appropriate governmental authorities and shall include, at a minimum (except as additional coverages and higher policy limits may reasonably be specified by Franchisor from time to time and such other changes or modifications to such coverages and limits as Franchisor deems appropriate, in accordance with Standards and Specifications set forth in writing), the following:

            (1) Comprehensive General Liability Insurance, including broad form contractual liability, broad form property damage, personal injury, advertising injury, completed operations, products liability, business interruption, and fire damage coverage, in the amount of Five Million Dollars ($5,000,000) combined single limit.

            (2) Liquor Legal Liability Insurance in the amount of Five Million Dollars ($5,000,000) combined single limit.

            (3) Special form coverage (including earthquake and flood, if applicable) for the full cost of replacement of the Restaurant premises and all other property in which Franchisor may have an interest with no coinsurance clause.

            (4) An "umbrella" policy providing excess coverage with limits of not less than Five Million Dollars ($5,000,000), except that if Franchisee owns five (5) or more Pizzeria Uno restaurants, Franchisee shall maintain coverage with limits of not less than Ten Million Dollars ($10,000,000).

            (5) Automobile liability coverage, including coverage of owned, non-owned and hired vehicles, with coverage in amounts not less than One Million Dollars ($1,000,000) combined single limit.

            (6) Workers' compensation insurance in amounts provided or described by applicable law and employers' liability insurance with coverage limits of not less than: One Million Dollars ($1,000,000), each bodily injury by accident; One Million Dollars ($1,000,000), bodily injury by disease; and One Million Dollars ($1,000,000), each employee for bodily injury by disease; provided, however, if the state or locality in which the Restaurant is located and operated does not require Workers' Compensation insurance, or if such insurance is required but coverage limits are not specified, then Franchisee shall obtain comparable insurance coverage in coverage amounts as are reasonably required by Franchisor.

            (7) Such other insurance as may be required by the state or locality in which the Restaurant is located and operated.

            (8) Franchisee may, with the prior written consent of Franchisor, elect to have reasonable deductibles in connection with the coverage required under Sections X.B. hereof. Such policies shall also include a waiver of subrogation in favor of Franchisor and its directors, officers, shareholders, partners, employees, representatives, independent contractors and agents.

      C. In connection with any construction, renovation, refurbishment or remodeling of the Restaurant, Franchisee shall maintain insurance covering the completed value of the construction and commercial general liability insurance in forms and amounts, and written by a carrier or carriers, reasonably satisfactory to Franchisor.

      D. Franchisee's obligation to obtain and maintain the foregoing policy or policies in the amounts specified shall not be limited in any way by reason of any insurance which may be maintained by Franchisor, nor shall Franchisee's performance of that obligation relieve it of liability under the indemnity provisions set forth in Section XVIII. of this Agreement.

      E. All public liability and property damage policies shall contain a provision that Franchisor and its directors, officers, shareholders, partners, employees, representatives, independent contractors and agents, although named as insureds, shall nevertheless be entitled to recover under such policies on any loss occasioned to Franchisor or its servants, agents or employees by reason of the negligence of Franchisee or its servants, agents or employees.

      F. Upon execution of this Agreement, and thereafter in accordance with
Section III. hereof and thirty (30) days prior to the expiration of any such policy, Franchisee shall deliver to Franchisor Certificates of Insurance or other evidence of the existence and continuation of proper coverage with limits not less than those required hereunder. All insurance policies required hereunder, with the exception of workers' compensation or its equivalent, shall name Franchisor and any Affiliate, and their respective directors, officers, shareholders, partners, employees, representatives, independent contractors and agents, as additional insureds, and shall expressly provide that any interest of same therein shall not be affected by any breach by Franchisee or any Controlling Principal of any policy provisions. All insurance policies required hereunder shall expressly provide that no less than thirty (30) days' prior written notice shall be given to Franchisor in the event of a material alteration to or cancellation of the policies.

      G. Should Franchisee, for any reason, fail to procure or maintain the insurance required by this Agreement, as such requirements may be revised from time to time by Franchisor in writing, Franchisor shall have the right and authority (without, however, any obligation to do so) to procure such insurance and to charge same to Franchisee, which charges, together with a reasonable fee for Franchisor's expenses in so acting, shall be payable by Franchisee immediately upon notice.

XI.   REPRESENTATIONS, WARRANTIES AND COVENANTS OF FRANCHISEE

      A. Franchisee and each of the Controlling Principals covenant and agree that each shall make all commercially reasonable efforts to operate the Restaurant so as to achieve optimum sales.

      B. If Franchisee is a corporation or partnership, Franchisee and the Controlling Principals, as applicable, represent, warrant and covenant that:

            (1) Franchisee is duly organized and validly existing under the law of its formation;

            (2) Franchisee is duly qualified and is authorized to do business in each jurisdiction in which its business activities or the nature of the properties owned by it require such qualification;

            (3) Franchisee's corporate charter or written partnership agreement shall at all times provide that the activities of Franchisee are confined exclusively to the operation of the Restaurant, unless otherwise consented to in writing by Franchisor;

            (4) The execution of this Agreement and the consummation of the transactions contemplated hereby are within Franchisee's corporate power, if Franchisee is a corporation, or if Franchisee is a partnership, permitted under Franchisee's written partnership agreement and have been duly approved by Franchisee;

            (5) If Franchisee is a corporation, copies of Franchisee's Articles of Incorporation, Bylaws, other governing documents, any amendments thereto, resolutions of the Board of Directors authorizing entry into and performance of this Agreement, and any certificates, buy-sell agreements or other documents restricting the sale or transfer of stock of the corporation, and any other documents as may be reasonably required by Franchisor shall have been furnished to Franchisor prior to the execution of this Agreement; or, if Franchisee is a partnership, copies of Franchisee's written partnership agreement, any buy-sell agreements or other documents restricting the sale or transfer of interests in the partnership, and any other governing documents and any amendments thereto shall have been furnished to Franchisor prior to the execution of this Agreement, including evidence of consent or approval of the entry into and performance of this Agreement by the requisite number or percentage of partners, if such approval or consent is required by Franchisee's written partnership agreement;

            (6) The ownership interests in Franchisee are accurately and completely described in Attachment C.

            (7) If Franchisee is a corporation, Franchisee shall maintain at all times a current list of all owners of record and all beneficial owners of any class of voting securities in Franchisee or, if Franchisee is a partnership, Franchisee shall maintain at all times a current list of all owners of an interest in the partnership. Franchisee shall immediately provide a copy of the updated list to Franchisor upon the occurrence of any change of ownership, and otherwise shall make its list of owners available to Franchisor upon request;

            (8) If, after the execution of this Agreement (subject to the requirements of Section XIII.), any person ceases to qualify as one of Franchisee's Principals or if any individual succeeds to or otherwise comes to occupy a position which would, upon designation by Franchisor, qualify him as one of Franchisee's Principals, Franchisee shall notify Franchisor within five
(5) days after any such change and, upon designation of such person by Franchisor as one of Franchisee's Principals or as a Controlling Principal, as the case may be, Franchisee and the Controlling Principals shall cause such person to execute such documents and instruments (including, as applicable, this Agreement) as may be required by Franchisor to be executed by others in such positions;

            (9) If Franchisee is a corporation, Franchisee shall maintain stop-transfer instructions against the transfer on its records of any of its equity securities and each stock certificate representing stock of the corporation shall have conspicuously endorsed upon it a statement in a form satisfactory to Franchisor that it is held subject to all restrictions imposed upon assignments by this Agreement; provided, however, that the requirements of this Section XI.B(9) shall not apply to the transfer of equity securities of a Publicly-Held Corporation. If Franchisee is a partnership, its written partnership agreement shall provide that ownership of an interest in the partnership is held subject to all restrictions imposed upon assignments by this Agreement;

            (10) (i) Franchisee and, at Franchisor's request, each of the Controlling Principals, have provided Franchisor with the most recent financial statements of Franchisee and the Controlling Principals, and (ii) No material liabilities, adverse claims, commitments or obligations of any nature exist as of the date of this Agreement, whether accrued, unliquidated, absolute, contingent or otherwise, which are not reflected as liabilities on the financial statements of Franchisee or the Controlling Principals;

            (11) Franchisee shall cause each of Franchisee's Principals, except the Controlling Principals, to execute and bind themselves to the confidentiality and noncompetition covenants set forth in the Confidentiality Agreement and Ancillary Covenants Not to Compete which forms Attachment D to this Agreement (see Section XII.D.) and shall provide Franchisor with executed copies of such covenants within thirty (30) days after execution thereof. Each Controlling Principal shall, jointly and severally, guarantee Franchisee's and the Controlling Principals performance of all of Franchisee's obligations, covenants and agreements hereunder pursuant to the terms and conditions of the Guaranty contained herein, and shall otherwise bind themselves to the terms of this Agreement as stated herein by executing this Agreement as a Controlling Principal.

            (12) Franchisee shall maintain at all times, during the Term of this Agreement, sufficient working capital to fulfill its obligations under this Agreement.

            (13) Franchisee shall not use the Proprietary Marks as part of its corporate or other legal name, and shall obtain the Franchisor's consent to such corporate or other legal name prior to applying for or filing it with the applicable government authority.

            (14) Franchisee and the Controlling Principals acknowledge and agree that the representations, warranties and covenants set forth above in Section XI.B.(1)-(13) are continuing obligations of Franchisee and the Controlling Principals, as applicable, and that any failure to comply with such representations, warranties and covenants shall constitute a material Event of Default under this Agreement. Franchisee will cooperate with Franchisor in any efforts made by Franchisor to verify compliance with such representations, warranties and covenants.

      C. Upon the execution of this Agreement, Franchisee shall designate and retain an individual to serve as the Operating Principal. If Franchisee is an individual, Franchisee shall perform all obligations of the Operating Principal.

            (1) The Operating Principal shall, during the entire period he serves as such, meet the following qualifications: (a) devote substantial full time and best efforts to the supervision and conduct of the Restaurant; (b) meet Franchisor's educational, experience, financial and such other reasonable standards and criteria for such individual, as set forth in the Manuals as defined herein or otherwise in writing by Franchisor; and (c) either serve as the General Manager or, subject to the consent of Franchisor, designate another individual (the Operating Principal's designee) to serve as the General Manager of the Restaurant. Any individual designated by an Operating Principal to serve as the General Manager also may, subject to Franchisor's consent, perform the duties and obligations of Operating Principal; provided, that Operating Principal shall take all necessary action to ensure that such designee conducts and fulfills all of such obligations in accordance with the terms of this Agreement and that Operating Principal shall remain fully responsible for such performance.

            (2) If, during the Term, the Operating Principal or any designee is not able to continue to serve in the capacity of Operating Principal or no longer qualifies to act as such in accordance with this Section XI.C, Franchisee shall promptly notify Franchisor and designate a replacement within thirty (30) days after the Operating Principal or such designee ceases to serve or be so qualified, such replacement being subject to the same qualifications and restrictions listed above. Franchisee shall provide for interim management of Franchisee's business in accordance with this Agreement until such replacement is so designated.

      D. Franchisee shall designate and retain at all times a General Manager and such other management and other personnel as Franchisor deems reasonably necessary for the operation and management of the Restaurant.

            (1) The General Manager shall, during the entire period he serves as General Manager, meet the following qualifications: (a) satisfy Franchisor's educational and business experience criteria as set forth in the Manuals as defined herein or otherwise in writing by Franchisor; (b) devote full time and best efforts to the supervision and management of the Restaurant; and (c) be an individual acceptable to Franchisor.

            (2) If, during the Term, the General Manager is not able to continue to serve in such capacity or no longer qualifies to act as such in accordance with this Section, Franchisee shall promptly notify Franchisor and designate a replacement within thirty (30) days after the General Manager ceases to serve, such replacement being subject to the same qualifications listed above. Franchisee shall provide for interim management of the Restaurant until such replacement is so designated, such interim management to be conducted in accordance with the terms of this Agreement.

      E. Franchisee agrees that it is necessary to the continued operation of the System and the Restaurant that Franchisee, Operating Principal, General Manager and other personnel receive such training as Franchisor may require, and accordingly agrees as follows:

            (1) (a) The Operating Principal (or his designee), the General Manager and such other managers as determined by Franchisor shall attend and complete Franchisor's initial training program to Franchisor's satisfaction. Such persons shall have completed the initial training program not later than eight (8) weeks prior to the Opening Date set forth in Attachment A. Initial training shall be conducted by Franchisor at a Franchisor-operated restaurant or such other location designated by Franchisor. Franchisor shall determine, in its sole discretion, whether the Operating Principal (or his designee), General Manager and such other managers have satisfactorily completed the initial training program. Franchisor shall provide instructors and training materials for the initial training program of such persons at no additional charge to Franchisee.

                  (b) If the initial training program is not satisfactorily completed by the Operating Principal (or his designee), General Manager or any other manager or if Franchisor in its reasonable judgment determines that the initial training program cannot be satisfactorily completed by such person(s), Franchisee shall designate a replacement(s) to satisfactorily complete such training. Any Operating Principal (or designee), General Manager or other manager, subsequently designated by Franchisee shall also receive and complete such initial training program. Franchisor reserves the right to charge a reasonable fee for any such initial training provided by Franchisor to any replacement Operating Principal, General Manager or other manager if Franchisee is not authorized by Franchisor to provide such training.

                  (c) Notwithstanding the above, upon the request of Franchisor and at all times subject to the consent of Franchisor, Franchisee shall, at its expense, conduct the initial training program and other training programs prescribed by Franchisor for any General Manager or other managers for the Restaurant if such Restaurant constitutes Franchisee's second or subsequent Pizzeria Uno restaurant developed by Franchisee and for any replacement or successor Operating Principal, designee, General Manager and any other Restaurant personnel. In such case, Franchisee shall cause any person trained by Franchisee to receive Franchisor's training certification.

                  (d) Franchisee shall be responsible for any and all expenses incurred by Franchisee or the Operating Principal, any designee, General Manager and other managers, in connection with any initial training program, including, without limitation, costs of travel, lodging, meals and wages.

            (2) Operating Principal, General Manager and such other Restaurant personnel as Franchisor shall designate shall attend such additional training programs and seminars as Franchisor may offer from time to time. For all such programs and seminars, Franchisor will provide the instructors and training materials. Franchisee shall be responsible for any and all expenses incurred by Franchisee or the Operating Principal, General Manager, managers, and other Restaurant personnel in connection with such additional training, including, without limitation, costs of travel, lodging, meals, and wages.

            (3) In connection with the opening of Franchisee's first Pizzeria Uno restaurant, Franchisor shall provide Franchisee with an opening crew composed of trained representatives of Franchisor. The number of opening crew representatives and the time period in which such assistance will be provided shall be determined by Franchisor in its discretion. If the Restaurant is the second or third Pizzeria Uno restaurant opened by Franchisee, then Franchisor and Franchisee shall each provide part of the opening crew members in the numbers designated by Franchisor in its sole discretion. Any opening crew members provided by Franchisee must be approved by Franchisor. The opening crew provided by Franchisor will provide on-site pre-opening and opening training, supervision, and assistance to Franchisee. Franchisee shall be responsible for any and all expenses incurred by Franchisee or the Operating Principal, General Manager, managers, and other Restaurant personnel. If the Restaurant is Franchisee's fourth or subsequent Pizzeria Uno restaurant, at Franchisor's election, the opening crew shall either be provided as described above with respect to the second and third restaurant opening by Franchisee or Franchisee shall be responsible for providing all of the opening crew for the Restaurant. Franchisor may provide, at its option and in its sole discretion, a representative to observe and provide limited assistance to Franchisee in connection with the opening of the fourth and each subsequent Restaurant.

            (4) Upon the reasonable request of Franchisee or as Franchisor shall deem appropriate, Franchisor shall, during the Term hereof, subject to the availability of personnel, provide Franchisee with additional trained representatives who shall provide on-site remedial training to Franchisee's Restaurant personnel. Franchisee shall pay the cost of travel incurred by such representatives and a reasonable fee for such remedial training.

      F. Franchisee and the Controlling Principals understand that compliance by all Franchisees and developers operating under the System with Franchisor's training, development and operational requirements is an essential and material element of the System and that Franchisor and Franchisees and developers operating under the System consequently expend substantial time, effort and expense in training management personnel for the development and operation of their respective Pizzeria Uno restaurants. Accordingly, Franchisee and the Controlling Principals agree that during the Term and the Two- Year Time Period neither Franchisee nor any Controlling Principal shall designate or employ any individual who is at the time, or has been within the preceding twelve (12) months, employed by a Former Employer in a restaurant managerial position, a multi-unit supervisory position or headquarters staff position (e.g., officer or director level personnel, management information systems personnel or human resources personnel) or key hourly employee position (e.g. trainers, training team members and opening team members).

            (1) If Franchisee or any Controlling Principal violates or causes the violation of this Section XI.F., the Former Employer shall be entitled to be compensated for the reasonable costs and expenses, of whatever nature or kind, incurred by the Former Employer related to the training of such employee. The parties hereto agree that such expenditures may be uncertain and difficult to ascertain and therefore agree that the compensation specified herein reasonably represents such expenditures and is not a penalty. Accordingly, the parties agree that in the event of such violation, Franchisee or Controlling Principals, as applicable shall pay to Former Employer an amount equal to the compensation (including, salary, bonuses and benefits) of such employee for the twelve (12) month period (or such shorter time, if applicable) immediately prior to the termination of his employment with such Former Employer. Such amount shall be paid to Former Employer by Franchisee, or the applicable Controlling Principal, as the case may be within thirty (30) days after written notice, unless otherwise agreed with such Former Employer. The rights to such payment shall be in addition to any other remedies Franchisor or the Former Employer may have.

            (2) The parties hereto expressly acknowledge and agree that no current or former employee of Franchisor, any of its Affiliates, Franchisee, or of any other entity operating under the System shall be a third party beneficiary of this Agreement or any provision hereof. Notwithstanding the above, solely for the purpose of bringing an action to collect any payments due under this Section, such Former Employer shall be a third-party beneficiary of this Section XI.F. Franchisor expressly disclaims any representations and warranties regarding the performance of any employee or former employee of Franchisor, its Affiliates or any developer or franchisee operating under the System, who is designated or employed by Franchisee or any Controlling Principal in any capacity, and Franchisor shall not be liable for any losses, of whatsoever nature or kind, incurred by Franchisee or any Controlling Principal in connection therewith.

      G. Franchisee shall in all dealings with its customers, suppliers, and public officials adhere to high standards of honesty, integrity, fair dealing and ethical conduct and refrain from engaging in any action which will cause Franchisor to be in violation of any applicable law.

      H. The Operating Principal (or a substitute attendee approved by Franchisor) shall attend all annual Pizzeria Uno franchisee conventions designated by Franchisor. Franchisee shall be responsible for all expenses of its Operating Principal (or substitute attendee), including travel, lodging, food, and wages, and shall pay a reasonable registration fee as determined by Franchisor.

      I. Franchisee and the Controlling Principals represent, warrant and covenant that they shall comply with all other requirements and perform such other obligations as provided in this Agreement.

XII.  CONFIDENTIALITY AND NONCOMPETITION COVENANTS

      A. (1) To protect the reputation and goodwill of Franchisor and to maintain the Standards and Specifications of operation under Franchisor's Proprietary Marks and the System, Franchisee shall conduct its business in accordance with the Manuals, other written directives which Franchisor may issue to Franchisee from time to time whether or not such directives are included in the Manuals, and any other manuals and materials created or authorized for use in the operation of the Restaurant.

            (2) The Manuals provided or consented to by Franchisor shall at all times remain the sole property of Franchisor, shall at all times be kept in a secure place on the Restaurant premises, and shall be returned to Franchisor immediately upon request or upon termination or expiration of this Agreement.

            (3) The Manuals, any written directives, and any other manuals and materials issued by Franchisor, including the Site Selection Handbook, and any modifications to such materials shall supplement this Agreement.

            (4) Franchisor may from time to time revise the contents of the Manuals and the contents of any other manuals and materials created or authorized for use in the operation of the Restaurant. Franchisee expressly agrees to comply with each new or changed standard.

            (5) Franchisee shall at all times ensure that the Manuals are kept current and up-to-date. In the event of any dispute as to the contents of the Manuals, the terms of the master copy of the Manuals maintained by Franchisor at Franchisor's corporate office shall control.

            (6) Franchisor will charge for any replacement Manual requested by Franchisee a replacement fee in an amount reasonably necessary to reimburse Franchisor for its costs to prepare and send to Franchisee such replacement Manual.

            B. (1) Neither Franchisee nor any of the Controlling Principals shall, during the Term or thereafter, communicate, divulge or use for the benefit of any other person, persons, partnership, association or corporation and, following the expiration or termination of this Agreement, they shall not use for their own benefit, any Confidential Information. Neither Franchisee nor the Controlling Principals shall at any time, without Franchisor's prior written consent, copy, duplicate, record or otherwise reproduce the Confidential Information, in whole or in part, nor otherwise make the same available to any unauthorized person. The covenant in this Section XII.B shall survive the expiration, termination or Transfer of this Agreement or any interest herein and shall be perpetually binding upon Franchisee and each of the Controlling Principals.

            (2) If Franchisee or the Controlling Principals develop any new concept, product, recipe, process or improvement in the operation or promotion of the Restaurant (including, without limitation, computer software enhancements), Franchisee is required to promptly notify Franchisor and provide Franchisor with all necessary related information, without compensation. Franchisee and the Controlling Principals acknowledge that any such concept, process or improvement will become the property of Franchisor, and Franchisor may use or disclose such information to other Franchisees or developers as it determines to be appropriate.

      C. (1) Franchisee and the Controlling Principals acknowledge that, pursuant to this Agreement, Franchisee and the Controlling Principals will receive valuable training and Confidential Information which are beyond the present skills and experience of Franchisee and the Controlling Principal's and Franchisee's managers and employees. Franchisee and the Controlling Principals acknowledge that such specialized training and Confidential Information provide a competitive advantage and will be valuable to them in the operation of the Restaurant, and that gaining access to such specialized training and Confidential Information is, therefore, a primary reason why they are entering into this Agreement. In consideration for such specialized training, Confidential Information and rights, Franchisee and the Controlling Principals covenant that with respect to Franchisee, during the Term (or with respect to each of the Controlling Principals, during the Term for so long as such individual or entity satisfies the definition of "the Controlling Principals"), except as otherwise consented to in writing by Franchisor, neither Franchisee nor any of the Controlling Principals shall, either directly or indirectly, for themselves or through, on behalf of or in conjunction with any person(s), partnership or corporation: (a) divert, or attempt to divert, any business or customer of the Restaurant to any competitor, by direct or indirect inducement or otherwise, or do or perform, directly or indirectly, any other act injurious or prejudicial to the goodwill associated with the Proprietary Marks and the System; or (b) own, maintain, operate, engage in, or have any financial or beneficial interest in (including any interest in corporations, partnerships, trusts, unincorporated associations or joint ventures), advise, assist or make loans to, any business at any location within the United States or any foreign jurisdiction where Franchisor or its Affiliates have registered or sought to register any of the Proprietary Marks, that is of a character and concept similar to the Restaurant, including (i) a casual dining restaurant business, as such market segment is defined pursuant to then-current industry standards, and
(ii) any food service business which offers pizza as a primary menu item.

            (2) During the Two-Year Time Period, neither Franchisee nor any of the Controlling Principals shall, either directly or indirectly, for themselves or through, on behalf of or in conjunction with any person(s), partnership or corporation: (a) divert, or attempt to divert, any business or customer of the Restaurant hereunder to any competitor, by direct or indirect inducement or otherwise, or do or perform, directly or indirectly, any other act injurious or prejudicial to the goodwill associated with the Proprietary Marks and the System; or (b) own, maintain, operate, engage in, or have any financial or beneficial interest in (including any interest in corporations, partnerships, trusts, unincorporated associations or joint ventures), advise, assist or make loans to, any business that is of a character and concept similar to the Restaurant, including (i) a casual dining restaurant business, as such market segment is defined pursuant to then-current industry standards, and (ii) any food service business which offers pizza as a primary menu item; which business is, or is intended to be located within the Assigned Area or within a ten
(10)-mile radius of any Pizzeria Uno restaurant or other Pizzeria Uno food service facility in existence or under construction (or where land has been purchased or a lease has been executed for the construction of a Pizzeria Uno restaurant or other Pizzeria Uno food service facility) as of the earlier of:
(i) the expiration or termination of, or the transfer of all of Franchisee's interest in, this Agreement; or (ii) the time the Controlling Principal ceases to satisfy the definition of Franchisee's Principal, as applicable.

            (3) Sections XII.C.(1)(b) and XII.C.(2)(b) shall not apply to ownership of less than a one-percent (1%) beneficial interest in the outstanding equity securities of any Publicly-Held Corporation.

            (4) The parties acknowledge and agree that each of the covenants contained herein are reasonable limitations as to time, geographical area, and scope of activity to be restrained and do not impose a greater restraint than is necessary to protect the goodwill or other business interests of Franchisor. The parties agree that each of the covenants herein shall be construed as independent of any other covenant or provision of this Agreement. If all or any portion of a covenant in this Section is held unreasonable or unenforceable by a court or agency having valid jurisdiction in an unappealed final decision to which Franchisor is a party, Franchisee and the Controlling Principals shall be bound by any lesser covenant subsumed within the terms of such covenant that imposes the maximum duty permitted by law, as if the resulting covenant were separately stated in and made a part of this Section. Franchisor shall have the right, in its sole discretion, to reduce the scope of any covenant set forth in this
Section XII.C. in this Agreement, or any portion thereof, without their consent, effective immediately upon notice to Franchisee; and Franchisee and the Controlling Principals agree that they shall comply forthwith with any covenant as so modified, which shall be fully enforceable notwithstanding the provisions of Section XXIII. hereof. No claim that Franchisee and any Controlling Principal may have against Franchisor, whether or not arising from this Agreement, shall constitute a defense to the enforcement by Franchisor of the covenants in this Section.

      D. At Franchisor's request, Franchisee shall require and obtain execution of covenants substantially in the form set forth in Attachment D from its General Manager and any personnel of Franchisee who have received or will have access to training from Franchisor. All of Franchisee's Principals not required to sign this Agreement as a Controlling Principal also must execute such covenants. Franchisee shall provide Franchisor with executed copies of such covenants within thirty (30) days after execution thereof. At Franchisor's option and in its sole discretion, such covenants shall either (i) be executed by Franchisor or (ii) provide that Franchisor is a third party beneficiary with the independent right to enforce the terms of the covenants. Notwithstanding the foregoing, Franchisor reserves the right, in its sole discretion, to decrease the period of time or geographic scope of the noncompetition covenant set forth in Attachment D or eliminate such noncompetition covenant altogether for any party that is required to execute such agreement under this Section XII.D.

      E. Franchisee and the Controlling Principals acknowledge that a violation of the terms of this Section XII would result in irreparable injury to Franchisor for which no adequate remedy at law may be available, and Franchisee and the Controlling Principals accordingly consent to the issuance of an injunction prohibiting any conduct by Franchisee or the Controlling Principals in violation of the terms of this Section XII without the necessity of showing actual or threatened harm, likelihood of success on the merits of the claims and without being required to furnish a bond or other security. Franchisee and the Controlling Principals agree to pay all court costs and reasonable attorneys' fees incurred by Franchisor in connection with the enforcement of this Section, including payment of all costs and expenses for obtaining specific performance of, or an injunction against violation of, the requirements of such Section.

      F. For breach of the covenants in Sections XII.A. and XII.B., which are made in consideration of the specialized training and Confidential Information described above, and due to the difficulty of establishing the precise amount of damages for breach of these covenants, in addition to the other remedies provided for in this Agreement or otherwise available to Franchisor, Franchisee and Franchisee's Principals who committed such breach jointly and severally agree to pay Franchisor the amount of Two Hundred Fifty Thousand Dollars ($250,000).

      G. For breach of the covenants in Section XII.C., which are made in consideration of the specialized training and Confidential Information described above, and due to the difficulty of establishing the precise amount of damages for breach of these covenants, in addition to the other remedies provided for in this Agreement or otherwise available to Franchisor, Franchisee and Franchisee's Principals who committed such breach jointly and severally agree to pay Franchisor the amount of Five Thousand Dollars ($5,000) per day for each day the breach continues.

      H. Franchisee and Franchisee's Principals agree that each of them shall be liable under this Section XII regardless of whether the breach was negligently or willfully caused. The parties agree that the foregoing amounts are a reasonable estimation of the damages that would be incurred by Franchisor for breach of such covenants. The parties further agree that Franchisor shall be entitled to select the damage formulae provided above, or pursue any other right or remedy provided or permitted by law or this Agreement and that, in any event, Payment to Franchisor of any amount provided for under this paragraph shall not constitute an election of remedies by Franchisor or excuse to the performance of Franchisee's obligations under this Agreement.

XIII. TRANSFER OF INTEREST

      A. (1) Franchisor shall have the right to transfer or assign this Agreement and all or any part of its rights or obligations herein to any person or legal entity. Specifically, and without limitation of the foregoing, Franchisee agrees that Franchisor may sell its assets, the Proprietary Marks or the System to a third party; may offer its securities privately or publicly; may merge, spin-off, acquire other corporations or be acquired by another corporation; may undertake a refinancing, recapitalization, leveraged buy out or other economic or financial restructuring; and with regard to any or all of the above sales, assignments and dispositions, Franchisee expressly and specifically waives any claims, demands, or damages against Franchisor arising from or related to the transfer of the Proprietary Marks (or any variation thereof) or the System from Franchisor to any other party. Upon any such transfer, the transferee shall be solely responsible for all obligations and duties arising subsequent to such transfer. Nothing contained in this Agreement shall require Franchisor to offer any services or products, whether or not bearing the Proprietary Marks, to Franchisee if Franchisor assigns its rights in this Agreement.

      B. (1) Franchisee understands and acknowledges that the rights and duties set forth in this Agreement are personal to Franchisee, and that Franchisor has granted rights under this Agreement in reliance on the business skill, financial capacity and personal character of Franchisee and the Controlling Principals. Accordingly, neither Franchisee nor any Controlling Principal, nor any successor or assign of Franchisee or any Controlling Principal shall cause or effectuate a Transfer of any direct or indirect interest in this Agreement, in the assets of the Restaurant or in Franchisee without the prior written consent of Franchisor; provided, however, that such prior written consent shall not be required for a Transfer of less than a one percent (1%) interest in a Publicly-Held Corporation. Franchisee and the Controlling Principals acknowledge the importance of this Section XII.B.(1) and further acknowledge that any deviation from this Section XII.B.(1) will damage Franchisor and the system, which damage is difficult to quantify. Accordingly, the parties agree that in the event Franchisee or the Controlling Principals breach this Section XII.B.(1) shall pay to Franchisor as liquidated damages and not as a penalty, an amount equal to (i) two times the average annual royalty fees payable by Franchisee for the two year period immediately preceding the breach, or Two Hundred Thousand Dollars ($200,000), whichever is greater. Liquidated damages under this Section XII.B.(1). shall be paid to Franchisor within five (5) days of receipt of notice from Franchisor. The imposition of liquidated damages pursuant to this Section XII.B.(1) shall be at Franchisor's option. Franchisor is not required to impose liquidated damages under this Section XII.B.(1) and may, in addition or in lieu thereof, pursue other remedies, including termination of this Agreement pursuant to section XVI.A.(3)(j). Payment to Franchisor of any amount provided for in this Section XII.B.(1) shall not constitute an excuse for performance of Franchisee's obligations hereunder.

            (2) If Franchisee or any Controlling Principal wishes to cause or effectuate a Transfer, transferor and the proposed transferee shall apply to Franchisor for its consent not later than thirty (30) days prior to the anticipated closing date of the Transfer . Franchisor may, in its sole discretion, require any or all of the following as conditions of its consent:

                  (a) All of the accrued monetary obligations of Franchisee and its Affiliates and all other outstanding obligations to Franchisor and its Affiliates arising under this Agreement or any other agreement shall have been satisfied in a timely manner and Franchisee shall have satisfied all trade accounts and other debts, of whatever nature or kind, in a timely manner;

                  (b) No Event of Default shall have occurred and be continuing, and no event shall have occurred which with the giving of notice or lapses of time, or both, would constitute an Event of Default, and Franchisee shall have substantially and timely complied with all the terms and conditions of this Agreement and any other agreement between Franchisor or its Affiliates and Franchisee or its Affiliates;

                  (c) The transferor and its principals, if applicable, shall have executed a general release, in a form satisfactory to Franchisor, of any and all claims against Franchisor, its Affiliates and each such entity's respective officers, directors, shareholders, partners, agents, representatives, independent contractors and employees, in their corporate and individual capacities, including, without limitation, claims arising under this Agreement and any other agreement between Franchisor and Franchisee or any of their Affiliates or under federal, state or local laws, rules and regulations or orders;

                  (d) The transferee shall demonstrate to Franchisor's satisfaction that transferee meets the criteria considered by Franchisor when reviewing a prospective franchisee's application for a license, including, but not limited to, Franchisor's educational, managerial and business standards; transferee's good moral character, business reputation and credit rating, aptitude and ability to conduct the business licensed herein, financial resources and capital for operation of the business; and the geographic proximity and number of other Pizzeria Uno restaurants owned or operated by transferee;

                  (e) The transferee shall (as directed by Franchisor): (i) execute, for a term ending on the expiration date of this Agreement and with such renewal term as may be provided by this Agreement, the standard form franchise agreement then being offered to new system franchisees and other ancillary agreements as Franchisor may require for the Restaurant, which agreements shall supersede this Agreement and Attachments in all respects and the terms of which agreements may differ from the terms of this Agreement, including, without limitation, a higher percentage Royalty Fee, Business Co-op Fee, advertising contribution or expenditure requirement; provided, however, that the transferee shall not be required to pay any Initial Franchise Fee; and, if transferee is a corporation or a partnership, transferee's shareholders, partners or other investors, as applicable, shall execute such agreement as transferee's principals and guarantee the performance of all such obligations, covenants and agreements; or (ii) enter into a written agreement, in a form satisfactory to Franchisor, assuming full, unconditional, joint and several liability for, and agreeing to perform from the date of the transfer, all obligations, covenants and agreements contained in this Agreement and Attachments; and, if transferee is a corporation or a partnership, transferee's shareholders, partners or other investors, as applicable, shall execute such agreement as transferee's principals and guarantee the performance of all such obligations, covenants and agreements; and transferee shall provide to Franchisor any other evidence deemed necessary by Franchisor to determine that the terms of the agreements described above have been or will be satisfied and are true and correct on the date of Transfer;

                  (f) Franchisee shall pay, at the time of the request for Transfer, a transfer fee of Ten Thousand Dollars ($10,000), or such greater amount as is necessary to reimburse Franchisor for its reasonable costs and expenses associated with reviewing the application to Transfer, including, without limitation, legal and accounting fees; and

                  (g) The transferee, at its expense, shall renovate, modernize and otherwise upgrade the Restaurant and, if applicable, any Restaurant delivery vehicles to conform to the then-current Standards and Specifications of the System, and shall complete the upgrading and other requirements within the time period reasonably specified by Franchisor;

                  (h) The transferor shall remain liable for all of the obligations to Franchisor in connection with the Restaurant incurred prior to the effective date of the Transfer and shall execute any and all instruments reasonably requested by Franchisor to evidence such liability;

                  (i) At the transferee's expense, the transferee, the transferee's General Manager and the transferee's Operating Principal (or his authorized designee), and any other applicable Restaurant personnel, shall complete any training programs then in effect for Franchisees of Restaurants upon such terms and conditions as Franchisor may reasonably require; and

            Franchisee shall not grant a security interest in the Restaurant or in any of Franchisee's assets without Franchisor's prior written consent, which shall not be unreasonably withheld. In connection therewith, the secured party will be required by Franchisor to agree that in the event of any default by Franchisee under any documents related to the security interest, Franchisor shall have the right and option to be substituted as obligor to the secured party and to cure any default of Franchisee.

            (3) Franchisee acknowledges and agrees that each of the above conditions is reasonable and necessary to assure such transferee's performance of the obligations hereunder.

      C. If the proposed Transfer is to a corporation formed solely for the convenience of ownership or the transfer of less than a controlling interest in Franchisee, Franchisor's consent may be conditioned upon any of the requirements set forth at Section XIII.B.(2), except that the requirements set forth at Sections XIV.B.(2), (d), (e), (f), (g), (i) and (j) shall not apply. With respect to a Transfer to a corporation formed for the convenience of ownership, Franchisee shall be the owner of all of the voting stock or interest of the corporation and if Franchisee is more than one individual, each individual shall have the same proportionate ownership interest in the corporation as he had in Franchisee prior to the transfer.

      D. (1) If Franchisee or a Controlling Principal wishes to cause or effectuate a Transfer pursuant to any bona fide offer received from a third party, then such proposed transferor shall promptly notify Franchisor in writing of each such offer, and shall provide such information and documentation relating to the offer as Franchisor may require. Franchisor shall have the right and option, exercisable within thirty (30) days after receipt of such written notification and copies of all documentation requested by Franchisor describing the terms of such offer, to notify the transferor in writing that Franchisor intends to acquire the transferor's interest on the same terms and conditions offered by the third party. Unless otherwise agreed in writing, closing on Franchisor's acquisition must occur within the later of sixty (60) days from the date of notice to the transferor of the Franchisor's election to acquire or sixty (60) days after the date Franchisor receives and obtains all necessary permits and approvals to complete such acquisition as determined by Franchisor. Any material change in the terms of any offer shall constitute a new offer subject to the same rights and options of Franchisor as in the case of an initial offer. Failure of Franchisor to exercise the right of first refusal afforded by this Section XIII.D. shall not constitute a waiver of any other provision of this Agreement, including all of the requirements of Section XIII., with respect to a proposed Transfer.

            (2) If the offer from a third party provides for payment of consideration other than cash or involves certain intangible benefits, Franchisor may elect to purchase such interest for the reasonable cash equivalent. If the parties cannot agree within a reasonable time on such a reasonable equivalent in cash, then such amount shall be determined by two (2) appraisers, with each party selecting one (1) appraiser, and the average of their determinations shall be binding. In the event of such appraisal, each party shall bear its own legal and other costs and shall share equally the appraisers' fees and the appraisal costs. In the event that Franchisor exercises its right of first refusal herein provided, it shall have the right to set off
(i) all amounts due from Franchisee for the appraisers' fees and appraisal costs, and (ii) all amounts due from Franchisee or any of its Affiliates, against any payment due Franchisor or its Affiliates.

      E. (1) Upon the death of Franchisee (if a natural person) or any Controlling Principal, the executor, administrator or other personal representative of the Deceased shall transfer such interest to a third party consented to by Franchisor within twelve (12) months after the death. If no personal representative is designated or appointed or no probate proceedings are instituted with respect to the estate of the Deceased, then the distributee of such interest must be consented to by Franchisor. If the distributee is not consented to by Franchisor, then the distributee shall transfer such interest to a third party consented to by Franchisor within twelve (12) months after the death of the Deceased.

            (2) Upon the Permanent Disability of Franchisee (if a natural person) or any Controlling Principal who is a natural person and who has an interest in this Agreement, the Restaurant or Franchisee, Franchisor may, in its sole discretion, require such interest to be transferred to a third party in accordance with the conditions described in this Section XIII. within six (6) months after notice to Franchisee. Permanent disability shall be determined by a licensed practicing physician selected by Franchisor, upon examination of the person; or if the person refuses to submit to an examination, then such person automatically shall be deemed permanently disabled as of the date of such refusal for the purpose of this Section XIII.E. The costs of any examination required by this Section shall be paid by Franchisor.

            (3) Upon the death or claim of Permanent Disability of Franchisee or any Controlling Principal, Franchisee or a representative of Franchisee must promptly notify Franchisor of such death or claim of Permanent Disability within fifteen (15) days of its occurrence. Any Transfer upon death or Permanent Disability shall be subject to the same terms and conditions as described in this Section for any inter vivos Transfer. Franchisee, and each Controlling Principal, shall have the right to seek consent to a Transfer of their respective interest to a proposed successor prior to the death or claim of Permanent Disability by Franchisee or the Controlling Principal, as applicable. If Franchisee or any Controlling Principal, as applicable, desires to obtain consent to any proposed successor in interest prior to the death or claim of Permanent Disability, Franchisee or the Controlling Principal, as applicable, shall submit to Franchisor such information and documentation concerning such proposed successor required by Franchisor in the Manuals or other written directives. Further, as a condition to consent, Franchisor may, in its sole discretion, require compliance with any of the terms and conditions described in this Section for any inter vivos Transfer.


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

      F. Franchisor's consent to a Transfer of any interest described herein shall not constitute a waiver of any claims which Franchisor may have against the transferring party, nor shall it be deemed a waiver of Franchisor's right to demand exact compliance with any of the terms of this Agreement by the transferee.

      G. Securities or partnership interests in Franchisee may be offered to the public by private offering or otherwise, only with the prior written consent of Franchisor. All materials required for such offering by federal or state law shall be submitted to Franchisor for a limited review as discussed below prior to being filed with any governmental agency, official or authority. Any materials to be used in any exempt offering shall be submitted to Franchisor for such review prior to their use. No Franchisee offering shall imply (by use of the Proprietary Marks or otherwise) that Franchisor is participating in an underwriting, issuance or offering of securities of Franchisee or Franchisor. Franchisor's review of any offering materials shall be limited solely to the subject of the relationship between Franchisee and Franchisor and its Affiliates. Franchisor may, at its option, require Franchisee's offering materials to contain a written statement prescribed by Franchisor concerning the limitations described in the preceding sentence. Franchisee, its Principals and the other participants in the offering shall fully indemnify Franchisor and its Affiliates, and each of such entity's respective officers, directors, shareholders, partners, agents, representatives, independent contractors and employees in connection with the offering. For each proposed offering, Franchisee shall pay to Franchisor a non-refundable charge of Ten Thousand Dollars ($10,000), or such greater amount as is reasonably necessary to reimburse Franchisor for its reasonable costs and expenses associated with reviewing the proposed offering, including, without limitation, legal and accounting fees. Franchisee shall give Franchisor written notice at least thirty
(30) days prior to the date of commencement of any offering or other transaction covered by this Section XIII.G.

      H. Franchisee and each of its Controlling Principals, as applicable, may cause or effectuate a Transfer of their respective interests in Franchisee, by and amongst themselves with Franchisor's prior written consent. Franchisor's consent may be conditioned on compliance with Section XIII.B.(2); except that, such transfer, sale or assignment shall not be subject to Sections XIII.B.(2)(d), (e), (f), (g) (i) and (j).

      I. If any person holding an interest in Franchisee (other than Franchisee or a Controlling Principal, which parties shall be subject to Section XIII.B. above) Transfers such interest, then Franchisee shall promptly notify Franchisor of such proposed transfer in writing and shall provide such information relative thereto as Franchisor may reasonably request prior to such Transfer. Such transferee must have good moral character and business reputation, have an acceptable credit rating, and may not be one of Franchisor's competitors. Such transferee will be a Franchisee's Principal and as such shall execute a confidentiality agreement and ancillary covenants not to compete in the form then required by Franchisor, which form shall be in substantially the same form attached hereto as Attachment D (see Sections XII.D.). Franchisor also reserves the right to designate the transferee as one of the Controlling Principals.

XIV.  CONSENTS AND NONWAIVER

      A. Whenever this Agreement requires the prior approval or consent of Franchisor, Franchisee shall make a timely written request to Franchisor, and such approval or consent shall be obtained in writing. Franchisor shall not unreasonably withhold its consent, except as otherwise provided herein.

      B. Franchisor makes no warranties or guarantees upon which Franchisee may rely and assumes no liability or obligation to Franchisee or any third party to which it would not otherwise be subject, by providing any waiver, approval, advice, consent or suggestion to Franchisee in connection with this Agreement, or by reason of any neglect, delay or denial of any request therefor.

      C. No delay, waiver, omission or forbearance on the part of Franchisor to exercise any right, option, duty or power arising out of any breach or default by Franchisee or the Controlling Principals under this Agreement shall constitute a waiver by Franchisor to enforce any such right, option, duty or power against Franchisee or the Controlling Principals, or as to a subsequent breach or default by Franchisee or the Controlling Principals. Acceptance by Franchisor of any Payments due to it hereunder subsequent to the time at which such Payments are due shall not be deemed to be a waiver by Franchisor of any preceding breach by Franchisee or the Controlling Principals of any terms, provisions, covenants or conditions of this Agreement.


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

XV.   INDEPENDENT CONTRACTOR

      A. The parties acknowledge and agree that this Agreement does not create a fiduciary relationship between them, that Franchisee shall be an independent contractor, and that nothing in this Agreement is intended to constitute either party an agent, legal representative, Affiliate, joint venturer, partner, employee, joint employer or servant of the other for any purpose.

      B. During the Term, Franchisee shall hold itself out to the public as an independent contractor conducting its Restaurant operations pursuant to the rights granted by Franchisor.

      C. Franchisee understands and agrees that nothing in this Agreement authorizes Franchisee or any of the Controlling Principals to make any contract, agreement, warranty or representation on Franchisor's behalf, or to incur any debt or other obligation in Franchisor's name, and that Franchisor shall in no event assume liability for, or be deemed liable under this Agreement as a result of, any such action, or for any act or omission of Franchisee or any of the Controlling Principals or any claim or judgment arising therefrom.

XVI.  DEFAULT, REMEDIES AND TERMINATION

      A. (1) Franchisee acknowledges and agrees that each of Franchisee's obligations described in this Agreement is a material and essential obligation of Franchisee; that nonperformance of such obligations will adversely and substantially affect the Franchisor and the System; and that the exercise by Franchisor of the rights and remedies set forth herein is appropriate and reasonable.

            (2) Franchisee shall be deemed to be in default under this Agreement, and all rights granted herein shall automatically terminate without notice to Franchisee upon the following Events of Default: (a) if Franchisee shall become insolvent or makes a general assignment for the benefit of creditors; (b) If Franchisee files a voluntary petition under any bankruptcy law or under any similar law or statute, or admits in writing its inability to pay its debts when due; (c) if Franchisee is adjudicated bankrupt or insolvent in proceedings filed against Franchisee under any bankruptcy laws or under any similar law or statute; or if a bill in equity or other proceeding for the appointment of a receiver of Franchisee or other custodian for Franchisee's business or assets is filed and consented to by Franchisee; or if a receiver or other custodian (permanent or temporary) of Franchisee's assets or property, or any part thereof, is appointed by any court of competent jurisdiction; (d) if proceedings for a composition with creditors should be instituted by or against Franchisee; (e) if a final judgment remains unsatisfied or of record for thirty
(30) days or longer (unless an appeal bond is filed); (f) if Franchisee is dissolved; (g) if execution is levied against Franchisee's business or property;
(h) if suit to foreclose any lien or mortgage against the Restaurant premises or equipment is instituted against Franchisee and not dismissed within thirty (30) days; or (i) if the real or personal property of Franchisee's Restaurant shall be sold after levy thereupon by any sheriff, marshal, constable or other government official.

            (3) Franchisee shall be deemed to be in material default and Franchisor may, at its option, terminate this Agreement and all rights granted hereunder, subject only to any opportunity to cure the default provided below, effective immediately upon notice to Franchisee, upon the occurrence of any of the following Events of Default: (a) if Franchisee or any of its Affiliates fails, refuses, or neglects promptly to pay any monies owing to Franchisor or its Affiliates, when due under this Agreement or any other agreement, or to submit the financial or other information required by Franchisor under this Agreement and does not cure such default within ten (10) days following notice from Franchisor (or such other cure period specified in such other agreement, unless no cure period is specified or such period is less than ten (10) days, in which case the ten (10) day cure shall apply); (b) if Franchisee operates the Restaurant or sells any products or services authorized by Franchisor for sale at the Restaurant at a location which has not been consented to by Franchisor;
(c) if Franchisee fails to acquire a site for the Restaurant within the time and in the manner specified in Section III; (d) if Franchisee fails to construct or remodel the Restaurant in accordance with the plans and specifications provided to Franchisee under Section V.B. as such plans may be adapted with Franchisor's consent in accordance with Section III.E.; (e) if Franchisee fails to open the Restaurant for business by the Opening Date shown on Attachment A; (f) if Franchisee at any time ceases to operate or otherwise abandons the Restaurant, or loses the right to possession of the premises, or otherwise forfeits the right to do or transact business in the jurisdiction where the Restaurant is located; provided, however, that this provision shall not


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

apply in cases of Force Majeure where the premises are damaged or destroyed by an event of Force Majeure and Franchisee fully complies with the requirements of
Section XXI; (g) if Franchisee or any of the Controlling Principals is convicted of, or has entered a plea of nolo contendere to, a felony, a crime involving moral turpitude, or any other crime or offense that Franchisor believes is reasonably likely to have an adverse effect on the System, the Proprietary Marks, the goodwill associated therewith, or Franchisor's interests therein; (h) if a threat or danger to public health or safety results from the construction, maintenance, or operation of the Restaurant; (i) if Franchisee fails to designate a qualified replacement or successor Operating Principal (or his designee, as applicable), or General Manager within the time required under Sections XI.C.(2) and XI.D.(2) hereof, respectively; (j) if Franchisee or any of the Controlling Principals causes or effectuates a Transfer of any rights or obligations under this Agreement, any interest in Franchisee, or the assets of Franchisee or the Restaurant, without Franchisor's written consent pursuant to
Section XIII.B. or without offering Franchisor a right of first refusal with respect to such Transfer pursuant to Section XIII.D.; (k) if, contrary to the terms of Sections XII.A. or XII.B. hereof, Franchisee or any of the Controlling Principals discloses or divulges any Confidential Information provided to Franchisee or the Controlling Principals by Franchisor; (l) if Franchisee or any of the Franchisee's Principals fails to comply with the covenants in Section XII.C hereof; (m) if Franchisee fails to obtain execution of the covenants and related agreements required under Section XII.D. within thirty (30) days following Franchisor's request that Franchisee obtain the execution of such covenants; (n) if a Transfer upon death or Permanent Disability is not transferred in accordance with Section XIII.E. within the time periods therein;
(o) if Franchisee maintains false books or records, or submits any false reports to Franchisor; (p) if Franchisee or any of the Controlling Principals breaches any of the covenants in any material respect set forth in Section XV. or has falsely made any of the representations or warranties set forth in Section XI.;
(q) if Franchisee fails to procure and maintain such insurance policies as required by Section X. and Franchisee fails to cure such default within seven
(7) days following notice from Franchisor; (r) if Franchisee misuses or makes any unauthorized use of the Proprietary Marks or otherwise materially impairs the goodwill associated therewith or Franchisor's rights therein; provided that, notwithstanding the above, Franchisee shall be entitled to notice of such event of default and shall have twenty-four (24) hours to cure such default; (s) if Franchisor makes available to Franchisee the computer software described in
Section V.D. and Franchisee fails to comply with the requirements in the software license agreement executed pursuant to Section VI.E.(10) and the software license is terminated by Franchisor; (t) if Franchisor makes available to Franchisee the computer software described in Section V.D. and Franchisee fails to obtain, install and maintain the hardware, software and communication lines required pursuant to Section VI.E.(9), and Franchisee fails to cure such default within twenty-four (24) hours following notice from Franchisor; (u) if Franchisee or any of the Controlling Principals commit in any twelve (12) month period during the Term three (3) or more Events of Default under this Agreement or two (2) Events of Default that relate to the Payment of monies owed to Franchisor or its Affiliates, whether or not such Events of Default are of the same or different nature and whether or not such Events of Default are curable or are cured by Franchisee after notice by Franchisor; or (v) if Franchisee or any of its Affiliates fails or refuses to comply with any terms and conditions of any sublease, or related agreement (including any development agreement or franchise agreement between Franchisor and Franchisee, the Controlling Principals, or any entity in which one or more of the Controlling Principals have a controlling interest) between Franchisor or its Affiliates and Franchisee or its Affiliates, and does not cure such default within any notice and cure period provided for in such sublease or related agreement following notice from Franchisor of such default (unless no cure period is specified in the sublease or other agreement, in which case the notice and cure period provided in Section XVI.B. shall apply).

      B. Except as provided in Sections XVI.A.(2) and (3) of this Agreement, upon any default by Franchisee which is susceptible of being cured, Franchisor may terminate this Agreement by giving written notice of termination stating the nature of such default to Franchisee at least thirty (30) days prior to the effective date of termination. However, Franchisee may avoid termination by immediately initiating a remedy to cure such default and curing it to Franchisor's satisfaction within the thirty-day period and by promptly providing proof thereof to Franchisor. If any such default is not cured within the specified time, or such longer period as applicable law may require, this Agreement shall terminate without further notice to Franchisee effective immediately upon the expiration of the thirty-day period or such longer period as applicable law may require. Defaults which are susceptible of cure hereunder may include, but are not limited to, the following illustrative events: (1) if Franchisee fails to comply with any of the requirements imposed by this Agreement, as it may from time to time be amended or reasonably be supplemented by Franchisor, or fails to carry out the terms of this Agreement in good faith,
(2) if Franchisee fails to maintain or observe any of the Standards and Specifications or procedures prescribed by Franchisor in this Agreement or otherwise in writing, and (3) if Franchisee fails, refuses, or neglects to obtain Franchisor's prior written approval or consent as required by this Agreement.


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

      C. No right or remedy herein conferred upon or reserved to Franchisor is exclusive of any other right or remedy provided or permitted by law or in equity. All rights and remedies of the parties to this Agreement shall be cumulative to, and not alternative to or exclusive of, any other rights or remedies which are provided for herein or which may be available at law or in equity in case of any breach, failure or default or threatened breach, failure or default of any term, provision or condition of this Agreement or any other agreement between Franchisee, and its Affiliates, and Franchisor or its Affiliates. The rights and remedies of the parties to this Agreement shall be continuing and shall not be exhausted by any one or more uses thereof, and may be exercised at any time or from time to time as often as may be expedient, and any option or election to enforce any such right or remedy may be exercised or taken at any time and from time to time. The expiration, earlier termination or exercise of Franchisor's rights pursuant to Section XVII. of this Agreement shall not discharge or release Franchisee or any of the Controlling Principals from any liability or obligation then accrued, or any liability or obligation continuing beyond, or arising out of, the expiration, the earlier termination or the exercise of such rights under this Agreement.

      D. Franchisee and the Controlling Principals shall pay to Franchisor all damages, costs and expenses, including reasonable attorneys' fees, incurred by Franchisor in connection with obtaining any remedy available to Franchisor for any violation of this Agreement and subsequent to the termination or expiration of this Agreement in obtaining injunctive or other relief for the enforcement of any provisions of this Section XVII.

XVII. POST-TERM OBLIGATIONS

      Upon termination or expiration of this Agreement, all rights granted hereunder to Franchisee shall forthwith terminate, and:

      A. Franchisee shall immediately cease to operate the Restaurant under this Agreement, and shall not thereafter, directly or indirectly, represent to the public or hold itself out as a present or former franchisee of Franchisor.

      B. Franchisee shall immediately and permanently cease to use, in any manner whatsoever, any Confidential Information, confidential methods, computer software, procedures, and techniques associated with the System; the marks "Pizzeria Uno(R)" and "Uno(R)" and all other Proprietary Marks and distinctive forms, slogans, signs, symbols, and devices associated with the System. In particular, Franchisee shall cease to use, without limitation, all signs, advertising materials, displays, stationery, forms and any other articles which display the Proprietary Marks.

      C. Franchisee shall take such action as may be necessary to cancel any assumed name or equivalent registration which contains the marks "Pizzeria Uno(R)" and "Uno(R)" or any other service mark or trademark of Franchisor, and Franchisee shall furnish Franchisor with evidence satisfactory to Franchisor of compliance with this obligation within five (5) days after termination or expiration of this Agreement.

      D. Franchisee agrees, in the event it continues to operate or subsequently begins to operate any other business, not to use any reproduction, counterfeit, copy or colorable imitation of the Proprietary Marks, either in connection with such other business or the promotion thereof, which is likely to cause confusion, mistake, or deception, or which is likely to dilute Franchisor's rights in and to the Proprietary Marks, and further agrees not to utilize any designation of origin or description or representation which falsely suggests or represents an association or connection with Franchisor constituting unfair competition.

      E. Franchisee and the Controlling Principals shall promptly pay all sums owing to Franchisor, its Affiliates, lessors and other trade creditors. Such sums, until paid in full, shall give rise to a lien in favor of Franchisor against any and all of the personal property, furnishings, equipment, signs, fixtures, and inventory owned by Franchisee and on or accessible from the premises operated hereunder at the time of default.

      F. Franchisee shall immediately deliver to Franchisor all Confidential Information and all agreements, invoices, and any and all other materials relating to the operation of the Restaurant in Franchisee's possession or control, and all copies thereof (all of which are acknowledged to be Franchisor's property), and shall retain no copy, translation or record


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

of any of the foregoing, except Franchisee's copy of this Agreement and of any correspondence between the parties and any other documents which Franchisee reasonably needs for compliance with law or this Agreement.

      G. Franchisee and the Controlling Principals shall comply with the non-competition covenants and the restrictions on Confidential Information contained in Section XII. of this Agreement. Any other person required to execute similar covenants pursuant to Section XII.D. shall also comply with such covenants.

      H. Franchisee shall also immediately furnish Franchisor an itemized list of all advertising and sales promotion materials (including Internet web sites) bearing the Proprietary Marks or any of Franchisor's distinctive markings, designs, labels, or other marks thereon, whether located on Franchisee's premises or under Franchisee's control at any other location. Franchisor shall have the right to inspect these materials. Franchisor shall have the option, exercisable within thirty (30) days after such inspection, to purchase any or all of the materials at Franchisee's cost, or to require Franchisee to destroy or properly dispose of such materials. Materials not purchased by Franchisor shall not be utilized by Franchisee or any other party for any purpose unless authorized in writing by Franchisor.

      I. If Franchisee operates the Restaurant under a lease for the Restaurant premises with a third party or, with respect to any lease for equipment used in the operation of the Restaurant, Franchisee shall, at Franchisor's option, assign to Franchisor any interest which Franchisee has in any lease or sublease for the premises of the Restaurant or any equipment related thereto. Franchisor may exercise such option at or within thirty (30) days after either termination or (subject to any existing right to renew) expiration of this Agreement. If Franchisor assumes any lease in accordance with this Section XVII.I., Franchisee shall remove or satisfy any liens or other encumbrances on the Franchisee's leasehold interest and shall pay in full any amounts due the lessor under such lease existing at or prior to such assumption, including any such liens or amounts which arose prior to Franchisor's assumption but became actually known to Franchisor after such assumption, and shall not be deemed to have assumed any obligations incurred by Franchisee at or prior to the date of assumption of such lease by Franchisor. By exercising its right to assume the lease, Franchisor shall not be deemed to have waived any rights under this Section XVII.I. In the event Franchisor does not elect to exercise its option to acquire the lease or sublease for the Restaurant premises, Franchisee shall make such modifications or alterations to the Restaurant premises as are necessary to distinguish the appearance of the Restaurant from that of other restaurants operating under the System and shall make such specific additional changes as Franchisor may reasonably request. If Franchisee fails or refuses to comply with the requirements of this Section XVII.I., Franchisor shall have the right to enter upon the premises of the Restaurant, without being guilty of trespass or any other crime or tort, to make or cause to be made such changes as may be required, at the expense of Franchisee, which expense Franchisee agrees to pay upon demand.

      J. (1) Except as provided in Section XVII.I., Franchisor shall have the option, to be exercised within thirty (30) days after termination or expiration of this Agreement, to purchase from Franchisee any or all of the furnishings, equipment (including any electronic cash register or computer hardware and software systems not licensed by Franchisor), signs, fixtures, motor vehicles, supplies, and inventory of Franchisee related to the operation of the Restaurant, at Franchisee's book or fair market value, whichever is less. Franchisor shall purchase Franchisee's assets only and shall assume no liabilities whatsoever, unless otherwise agreed to in writing by the parties. If the parties cannot agree on the fair market value within thirty (30) days of Franchisor's exercise of its option, fair market value shall be determined by two (2) appraisers, with each party selecting one (1) appraiser, and the average of their determinations shall be binding. In the event of such appraisal, each party shall bear its own legal and other costs and shall split the appraisal fees equally. If Franchisor elects to exercise any option to purchase herein provided, it shall have the right to set off all amounts due from Franchisee to Franchisor or any of its Affiliates (including any appraisers' fees and appraisal costs) and any costs incurred in connection with any escrow arrangement (including reasonable legal fees) against any payment therefor and shall pay the remaining amount in cash.

            (2) In addition to the options described above and if Franchisee owns the Restaurant premises, Franchisor shall have the option, to be exercised at or within thirty (30) days after termination or expiration of this Agreement, to purchase the Restaurant premises including any building thereon, if applicable, for the fair market value of the land and building, and any or all of the furnishings, equipment, signs, fixtures, vehicles, supplies and inventory therein at Franchisee's cost or fair market value, whichever is less. Franchisor shall purchase assets only and shall assume no


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

liabilities whatsoever, unless otherwise agreed to in writing by the parties. If Franchisee does not own the land on which the Restaurant is operated and Franchisor exercises its option for an assignment of the lease, Franchisor may exercise this option for the purpose of purchasing the building if owned by Franchisee and related assets as described above. If the parties cannot agree on fair market value within thirty (30) days of Franchisor's exercise of its option, fair market value shall be determined in accordance with appraisal procedure described above.

            (3) With respect to the options described in Sections XVII.I., XVII.J.(1) and XVII.J.(2) , Franchisee shall deliver to Franchisor, in a form satisfactory to Franchisor, such warranties, deeds, releases of lien, bills of sale, assignments and such other documents and instruments which Franchisor deems necessary in order to perfect Franchisor's title and possession in and to the properties being purchased or assigned and to meet the requirements of all tax and government authorities. If, at the time of closing, Franchisee has not obtained all of these certificates and other documents, Franchisor may, in its sole discretion, place the purchase price or rent in escrow pending issuance of any required certificates or documents.

            (4) The time for closing of the purchase and sale of the properties described in Section XVII.J.(1) and (2) shall be a date not later than sixty
(60) days after the purchase price is determined by the parties or the determination of the appraisers, or such date Franchisor receives and obtains all necessary permits and approvals, whichever is later, unless the parties mutually agree to designate another date. The time for closing on the assignment of the lease described in Section XVII.I. shall be a date no later than ten (10) days after Franchisor's exercise of its option thereunder unless Franchisor is exercising its options under either Section XVII.J.(1) or (2), in which case the date of the closing shall be on the same closing date prescribed for such option. Closing shall take place at Franchisor's corporate offices or at such other location as the parties may agree.

      K. Franchisee, at the option of Franchisor, shall assign to Franchisor all rights to the telephone numbers of the Restaurant and any other business listings and execute all forms and documents required by Franchisor and any telephone company at any time to transfer such service and numbers to Franchisor. Notwithstanding any forms and documents which may have been executed by Franchisor under Section VI.I., Franchisee hereby appoints Franchisor its true and lawful agent and attorney-in-fact with full power and authority for the sole purpose of taking such action as is necessary to complete such assignment. This power of attorney shall survive the expiration or termination of this Agreement. Franchisee shall thereafter use different telephone numbers at or in connection with any subsequent business conducted by Franchisee.

      L. For breach of the obligations in Sections XVII.A., B., C., D., F., H., I., and K., which are made in consideration of the specialized training and Confidential Information described above, and due to the difficulty of establishing the precise amount of damages for breach of these covenants, in addition to the other remedies provided for in this Agreement or otherwise available to Franchisor, Franchisee and Franchisee's Principals who committed such breach jointly and severally agree to pay Franchisor an amount equal to Five Thousand Dollars ($5,000) per day for each day the breach continues.

XVIII. INDEMNIFICATION

      A. Franchisee and each of the Controlling Principals shall, at all times, defend with counsel of Franchisor's choosing, indemnify and hold harmless to the fullest extent permitted by law, the Indemnitees from all Losses and Expenses incurred in connection with any action, suit, proceeding, claim, demand, investigation or inquiry (formal or informal), or any settlement thereof (whether or not a formal proceeding or action has been instituted) which arises out of or is based upon any of the following: (1) the infringement, alleged infringement, or any other violation or alleged violation by Franchisee or any of the Franchisee's Principals of any patent, mark or copyright or other proprietary right owned or controlled by third parties (except as such may occur with respect to any right to use the Proprietary Marks, any copyrights or other proprietary information granted hereunder pursuant to Section VIII.); (2) the violation, breach or asserted violation or breach by Franchisee or any of the Franchisee's Principals of any federal, state or local law, regulation, ruling, standard or directive or any industry standard; (3) libel, slander or any other form of defamation of Franchisor, the System or any developer or franchisee operating under the System, by Franchisee or by any of the Franchisee's Principals; (4) the violation or breach by Franchisee or by any of the Controlling Principals of any warranty, representation, agreement or obligation in this Agreement or in any other agreement between Franchisee, and its Affiliates, and Franchisor and its Affiliates, or the officers, directors, shareholders, partners, agents, representatives, independent contractors and employees thereof; (5) Franchisee's failure to obtain the covenants required by Section XII.D hereof or, if obtained, the breach of such covenants; and (6) acts, errors, or omissions of Franchisee, any of Franchisee's Affiliates and any of the Franchisee's Principals and the officers, directors, shareholders, partners, agents, representatives, independent contractors and employees of Franchisee and its Affiliates in connection with the establishment and operation of the Restaurant, including, but not limited to, any acts, errors or omissions of any of the foregoing in the operation of any motor vehicle. The parties understand and agree that Franchisor cannot and does not exercise control over the manner of operation of any motor vehicles used by, or on behalf of, Franchisee or any employee, agent or independent contractor of Franchisee and that the safe operation of any motor vehicle is, therefore, Franchisee's responsibility.

      B. Franchisee and each of the Controlling Principals agree to give Franchisor immediate notice of any such action, suit, proceeding, claim, demand, inquiry, or investigation. At the expense and risk of Franchisee and each of the Controlling Principals, Franchisor may elect to assume (but under no circumstance is obligated to undertake) or designate counsel of its own choosing (at Franchisee's and the Controlling Principals' expense) with respect to, the defense and/or settlement of any such action, suit, proceeding, claim, demand, inquiry or investigation. Such an undertaking by Franchisor shall, in no manner or form, diminish the obligation of Franchisee and each of the Controlling Principals to indemnify the Indemnitees and to hold them harmless.

      C. In order to protect persons or property, its reputation or goodwill, or the reputation or goodwill of others, Franchisor may, at any time and without notice, in its sole judgment and discretion, consent or agree to settlements or take such other remedial or corrective action as it deems expedient with respect to the action, suit, proceeding, claim, demand, inquiry or investigation if, in Franchisor's sole judgment, there are reasonable grounds to believe that: (1) any of the acts or circumstances enumerated in Section XVIII.A.(1)-(4) above have occurred; or (2) any act, error, or omission as described in Section XVIII.A.(5) may result directly or indirectly in damage, injury, or harm to any person or any property.

      D. All Losses and Expenses incurred under this Section XVIII. shall be chargeable to and paid by Franchisee or any of the Controlling Principals pursuant to its obligations of indemnity under this Section XVIII, regardless of any actions, activity or defense undertaken by Franchisor or the subsequent success or failure of such actions, activity, or defense.

      E. The Indemnitees do not assume any liability whatsoever for acts, errors, or omissions of any third party with whom Franchisee, any of the Franchisee's Principals, Franchisee's or any Principal's Affiliates or their respective officers, directors, shareholders, partners, agents, representatives, independent contractors and employees of Franchisee, or its Affiliates, may contract, regardless of the purpose. Franchisee and each of the Controlling Principals shall hold harmless and indemnify the Indemnitees for all Losses and Expenses which may arise out of any acts, errors or omissions of Franchisee, the Franchisee's Principals and their respective Affiliates, the officers, directors, shareholders, partners, agents, representatives, independent contractors and employees of Franchisee and its Affiliates and any such other third parties without limitation and without regard to the cause or causes thereof or the negligence (whether such negligence be sole, joint or concurrent, or active or passive) or strict liability of Franchisor or any other party or parties arising in connection therewith.

      F. Under no circumstances shall the Indemnitees be required or obligated to seek recovery from third parties or otherwise mitigate their losses in order to maintain a claim against Franchisee or any of the Controlling Principals. Franchisee and each of the Controlling Principals agree that the failure to pursue such recovery or mitigate loss will not reduce the amounts recoverable from Franchisee or any of the Controlling Principals by the Indemnitees.

      G. Franchisee and the Controlling Principals expressly agree that the terms of this Section XVIII. shall survive the termination, expiration or transfer of this Agreement or any interest herein.

XIX.  MEDIATION AND LITIGATION

      A. FRANCHISOR, FRANCHISEE AND THE CONTROLLING PRINCIPALS AGREE TO SUBMIT ANY CLAIM, CONTROVERSY OR DISPUTE ARISING OUT OF OR RELATING TO THIS AGREEMENT (AND ATTACHMENTS) OR THE RELATIONSHIP CREATED BY THIS AGREEMENT TO

NON-BINDING MEDIATION PRIOR TO COMMENCING LITIGATION OR INITIATING ANY OTHER PROCEEDING WITH RESPECT TO SUCH CLAIM, CONTROVERSY OR DISPUTE. THE MEDIATION SHALL BE CONDUCTED THROUGH EITHER AN INDIVIDUAL MEDIATOR OR A MEDIATOR APPOINTED BY A MEDIATION SERVICES ORGANIZATION OR BODY EXPERIENCED IN THE MEDIATION OF DISPUTES BETWEEN FRANCHISORS AND FRANCHISEES, AGREED UPON BY THE PARTIES AND, FAILING SUCH AGREEMENT WITHIN A REASONABLE PERIOD OF TIME AFTER EITHER PARTY HAS NOTIFIED THE OTHER OF ITS DESIRE TO SEEK MEDIATION OF ANY CLAIM, CONTROVERSY OR DISPUTE (NOT TO EXCEED FIFTEEN (15) DAYS), BY THE AMERICAN ARBITRATION ASSOCIATION (OR ANY SUCCESSOR ORGANIZATION) IN ACCORDANCE WITH ITS RULES GOVERNING MEDIATION, AT FRANCHISOR'S PRINCIPAL PLACE OF BUSINESS. THE COSTS AND EXPENSES OF MEDIATION, INCLUDING COMPENSATION AND EXPENSES OF THE MEDIATOR (EXCEPT FOR THE ATTORNEYS' FEES INCURRED BY EITHER PARTY), SHALL BE BORNE BY THE PARTIES EQUALLY. IF THE PARTIES ARE UNABLE TO RESOLVE THE CLAIM, CONTROVERSY OR DISPUTE WITHIN NINETY (90) DAYS AFTER THE MEDIATOR HAS BEEN CHOSEN, THEN EITHER PARTY MAY FILE SUIT IN ACCORDANCE WITH SECTION XIX. B., BELOW. NOTWITHSTANDING THE FOREGOING, FRANCHISOR MAY BRING AN ACTION: (1) FOR MONIES OWED, (2) FOR INJUNCTIVE OR OTHER EXTRAORDINARY RELIEF, OR (3) INVOLVING THE POSSESSION OF OR TO SECURE OTHER RELIEF RELATING TO THE RESTAURANT PREMISES, IN A COURT HAVING JURISDICTION AND IN ACCORDANCE WITH SECTION XIX.B. BELOW, WITHOUT FIRST SUBMITTING SUCH ACTION TO MEDIATION.

      B. WITH RESPECT TO ANY CLAIMS, CONTROVERSIES OR DISPUTES WHICH ARE NOT FINALLY RESOLVED THROUGH MEDIATION OR AS OTHERWISE PROVIDED ABOVE, FRANCHISEE AND THE CONTROLLING PRINCIPALS HEREBY IRREVOCABLY SUBMIT THEMSELVES TO THE JURISDICTION OF THE STATE COURTS OF SUFFOLK COUNTY, MASSACHUSETTS AND THE FEDERAL DISTRICT COURT OF MASSACHUSETTS, FIRST CIRCUIT. FRANCHISEE AND THE CONTROLLING PRINCIPALS HEREBY WAIVE ALL QUESTIONS OF PERSONAL JURISDICTION FOR THE PURPOSE OF CARRYING OUT THIS PROVISION. FRANCHISEE AND THE CONTROLLING PRINCIPALS HEREBY AGREE THAT SERVICE OF PROCESS MAY BE MADE UPON ANY OF THEM IN ANY PROCEEDING RELATING TO OR ARISING OUT THIS AGREEMENT OR THE RELATIONSHIP CREATED BY THIS AGREEMENT BY ANY MEANS ALLOWED BY MASSACHUSETTS OR FEDERAL LAW. FRANCHISEE AND THE CONTROLLING PRINCIPALS FURTHER AGREE THAT VENUE FOR ANY PROCEEDING RELATING TO OR ARISING OUT OF THIS AGREEMENT SHALL BE SUFFOLK COUNTY, MASSACHUSETTS; PROVIDED, HOWEVER, WITH RESPECT TO ANY ACTION (1) FOR MONIES OWED, (2) FOR INJUNCTIVE OR OTHER EXTRAORDINARY RELIEF OR (3) INVOLVING POSSESSION OR DISPOSITION OF, OR OTHER RELIEF RELATING TO, REAL PROPERTY, FRANCHISOR MAY BRING SUCH ACTION IN ANY STATE OR FEDERAL DISTRICT COURT WHICH HAS JURISDICTION. WITH RESPECT TO ALL CLAIMS, CONTROVERSIES, DISPUTES OR ACTIONS RELATED TO THIS AGREEMENT OR THE RELATIONSHIP CREATED THEREBY, THIS AGREEMENT AND ANY SUCH RELATED CLAIMS, CONTROVERSIES, DISPUTES OR ACTIONS SHALL BE GOVERNED, ENFORCED AND INTERPRETED UNDER MASSACHUSETTS LAW (EXCEPT FOR MASSACHUSETTS CHOICE OF LAW RULES).

      C. FRANCHISEE, THE CONTROLLING PRINCIPALS AND FRANCHISOR ACKNOWLEDGE THAT THE PARTIES' AGREEMENT REGARDING APPLICABLE STATE LAW AND FORUM SET FORTH IN
SECTION XIX.B ABOVE PROVIDE EACH OF THE PARTIES WITH THE MUTUAL BENEFIT OF UNIFORM INTERPRETATION OF THIS AGREEMENT AND ANY DISPUTE ARISING OUT OF THIS AGREEMENT OR THE PARTIES' RELATIONSHIP CREATED BY THIS AGREEMENT. EACH OF FRANCHISEE, THE CONTROLLING PRINCIPALS AND FRANCHISOR FURTHER ACKNOWLEDGES THE RECEIPT AND SUFFICIENCY OF MUTUAL CONSIDERATION FOR SUCH BENEFIT AND THAT EACH PARTY'S AGREEMENT REGARDING APPLICABLE STATE LAW AND CHOICE OF FORUM HAVE BEEN NEGOTIATED FOR IN GOOD FAITH AND ARE PART OF THE BENEFIT OF THE BARGAIN REFLECTED BY THIS AGREEMENT.

      D. FRANCHISEE AND THE CONTROLLING PRINCIPALS AGREE THAT NO ACTION, PROCEEDING OR REQUEST FOR RELIEF ARISING OUT OF OR RELATING TO THIS AGREEMENT (AND ATTACHMENTS) OR THE RELATIONSHIP CREATED BY THIS AGREEMENT SHALL BE BROUGHT AGAINST FRANCHISOR'S AFFILIATES, IT BEING THE INTENT THAT SUCH CLAIMS BE RESOLVED DIRECTLY AND SOLELY WITH FRANCHISOR.

      E. FRANCHISEE, THE CONTROLLING PRINCIPALS AND FRANCHISOR ACKNOWLEDGE THAT THE EXECUTION OF THIS AGREEMENT AND ACCEPTANCE OF THE TERMS BY THE PARTIES OCCURRED IN WEST ROXBURY, MASSACHUSETTS, AND FURTHER ACKNOWLEDGE THAT THE PERFORMANCE OF CERTAIN OBLIGATIONS OF FRANCHISEE ARISING UNDER THIS AGREEMENT, INCLUDING, BUT NOT LIMITED TO, THE PAYMENT OF MONIES DUE HEREUNDER AND THE SATISFACTION OF CERTAIN TRAINING REQUIREMENTS OF FRANCHISOR, SHALL OCCUR IN WEST ROXBURY, MASSACHUSETTS.

      F. WITHOUT LIMITING ANY OF THE FOREGOING, FRANCHISOR RESERVES THE RIGHT, AT ANY TIME, TO CREATE A DISPUTE RESOLUTION PROGRAM AND RELATED SPECIFICATIONS, STANDARDS, PROCEDURES AND RULES FOR THE IMPLEMENTATION THEREOF TO BE ADMINISTERED BY FRANCHISOR OR ITS DESIGNEES FOR THE BENEFIT OF ALL FRANCHISEES CONDUCTING BUSINESS UNDER THE SYSTEM. THE STANDARDS, SPECIFICATIONS, PROCEDURES AND RULES FOR SUCH DISPUTE RESOLUTION PROGRAM SHALL BE MADE PART OF THE MANUALS AND IF MADE PART OF THE MANUALS, ON EITHER A VOLUNTARY OR MANDATORY BASIS, FRANCHISEE AND THE CONTROLLING PRINCIPALS SHALL COMPLY WITH ALL SUCH STANDARDS, SPECIFICATIONS, PROCEDURES AND RULES IN SEEKING RESOLUTION OF ANY CLAIMS, CONTROVERSIES OR DISPUTES WITH OR INVOLVING FRANCHISOR OR OTHER FRANCHISEES, IF APPLICABLE UNDER THE PROGRAM. IF SUCH DISPUTE RESOLUTION PROGRAM IS MADE MANDATORY, THEN FRANCHISEE AND THE CONTROLLING PRINCIPALS AND FRANCHISOR AGREE TO SUBMIT ANY CLAIMS, CONTROVERSIES OR DISPUTES ARISING OUT OF OR RELATING TO THIS AGREEMENT (AND ATTACHMENTS) OR THE RELATIONSHIP CREATED BY THIS AGREEMENT FOR RESOLUTION IN ACCORDANCE WITH SUCH DISPUTE RESOLUTION PROGRAM PRIOR TO SEEKING RESOLUTION OF SUCH CLAIMS, CONTROVERSIES OR DISPUTES IN THE MANNER DESCRIBED IN SECTIONS XIX.B-E. (PROVIDED THAT THE PROVISIONS OF SECTION XIX CONCERNING FRANCHISOR'S RIGHT TO SEEK RELIEF IN A COURT FOR CERTAIN ACTIONS INCLUDING FOR INJUNCTIVE OR OTHER EXTRAORDINARY RELIEF SHALL NOT BE SUPERSEDED OR AFFECTED BY THIS SECTION XIX.F.) OR IF SUCH CLAIM, CONTROVERSY OR DISPUTE RELATES TO ANOTHER FRANCHISEE, FRANCHISEE AGREES TO PARTICIPATE IN THE PROGRAM AND SUBMIT ANY SUCH CLAIMS, CONTROVERSIES OR DISPUTES IN ACCORDANCE WITH THE PROGRAM'S STANDARDS, SPECIFICATIONS, PROCEDURES AND RULES, PRIOR TO SEEKING RESOLUTION OF SUCH CLAIM BY ANY OTHER JUDICIAL OR LEGALLY AVAILABLE MEANS.

      G. FRANCHISEE AND THE CONTROLLING PRINCIPALS HEREBY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO OR CLAIM OF ANY PUNITIVE, EXEMPLARY, INCIDENTAL, INDIRECT, SPECIAL, CONSEQUENTIAL OR OTHER DAMAGES (INCLUDING, WITHOUT LIMITATION, LOSS OF PROFITS) AGAINST FRANCHISOR, ITS AFFILIATES, AND THEIR RESPECTIVE OFFICERS, DIRECTORS, SHAREHOLDERS, PARTNERS, AGENTS, REPRESENTATIVES, INDEPENDENT CONTRACTORS, SERVANTS AND EMPLOYEES, IN THEIR CORPORATE AND INDIVIDUAL CAPACITIES, ARISING OUT OF ANY CAUSE WHATSOEVER (WHETHER SUCH CAUSE BE BASED IN CONTRACT, NEGLIGENCE, STRICT LIABILITY, OTHER TORT OR OTHERWISE) AND AGREE THAT IN THE EVENT OF A DISPUTE, FRANCHISEE AND THE CONTROLLING PRINCIPALS SHALL BE LIMITED TO THE RECOVERY OF ANY ACTUAL DAMAGES SUSTAINED BY IT. IF ANY OTHER TERM OF THIS AGREEMENT IS FOUND OR DETERMINED TO BE UNCONSCIONABLE OR UNENFORCEABLE FOR ANY REASON, THE FOREGOING PROVISIONS OF WAIVER BY AGREEMENT OF PUNITIVE, EXEMPLARY, INCIDENTAL, INDIRECT, SPECIAL, CONSEQUENTIAL OR OTHER DAMAGES

(INCLUDING, WITHOUT LIMITATION, LOSS OF PROFITS) SHALL CONTINUE IN FULL FORCE AND EFFECT.

      H. FRANCHISOR, FRANCHISEE AND THE CONTROLLING PRINCIPALS HEREBY AGREE THAT NO FORM OF PROCEEDING PERMITTED HEREBY WILL BE MAINTAINED BY ANY PARTY TO ENFORCE ANY LIABILITY OR OBLIGATION OF THE OTHER PARTY, WHETHER ARISING FROM THIS AGREEMENT OR OTHERWISE, UNLESS BROUGHT BEFORE THE EXPIRATION OF THE LATER
OF: (i) ONE (1) YEAR AFTER THE DATE OF DISCOVERY OF THE FACTS RESULTING IN SUCH LIABILITY OR OBLIGATION, OR (ii) TWO (2) YEARS AFTER THE DATE OF THE FIRST ACT OR OMISSION GIVING RISE TO THE ALLEGED LIABILITY OR OBLIGATION.

XX.   NOTICES

      Any and all notices required or permitted under this Agreement shall be in writing and shall be personally delivered or sent by expedited delivery service or certified or registered mail, return receipt requested, first-class postage prepaid, or sent by prepaid facsimile, telegram or telex (provided that the sender confirms the facsimile, telegram or telex by sending an original confirmation copy by certified or registered mail or expedited delivery service within three (3) Business Days after transmission) to the respective parties at the following addresses unless and until a different address has been designated by written notice to the other party:

      Notices to Franchisor:             Pizzeria Uno Corporation
                                         100 Charles Park Road
                                         West Roxbury, Massachusetts 02132-4985
                                         Attention: General Counsel
                                         Facsimile: (617) 323-7170

      Notices to Franchisee and
      the Controlling Principals:        ____________________________________
                                         ____________________________________
                                         Attention:__________________________
                                         Facsimile:__________________________

      Any notice shall be deemed to have been given at the time of personal delivery or receipt, or in the case of facsimile, telegram or telex, upon transmission (provided confirmation is sent as described above); provided, however, that if delivery is rejected, delivery shall be deemed to have been given at the time of such rejection.

XXI.  FORCE MAJEURE

      A. Upon the occurrence of any event of Force Majeure, the party affected thereby shall give prompt notice thereof to the other parties, together with a description of the event, the duration for which the party expects its ability to comply with the provisions of the Agreement to be affected thereby. Without limiting the foregoing, if following an event of Force Majeure which has caused substantial damage to the Restaurant such that Franchisee cannot reasonably continue to operate, Franchisee shall apply, within thirty (30) days after any event of Force Majeure, for Franchisor's consent to relocate or reconstruct the premises (which consent shall not be unreasonably withheld) including a plan for resuming operation under the Agreement and a reopening date. After obtaining Franchisor's consent to its plan for resuming operation or for relocation or reconstruction, Franchisee shall promptly undertake and pursue with due diligence such plan. In no event shall the occurrence of an event of Force Majeure, extend the Term of this Agreement or the reopening or relocation of the Restaurant.

      B. Franchisee shall pay all travel, salary, lodging and meal expenses incurred by Franchisor or its designee associated with the "reopening" of the Restaurant. During any time period in which the Restaurant is not in operation beyond such reopening date consented to by Franchisor in accordance with Section XXI.A. hereof, Franchisee must pay two percent (2%) of Gross Sales based on the prior twelve (12) months of operation (or such shorter period, if the Restaurant has not been open for twelve (12) months). Franchisee shall continue to be obligated to pay to Franchisor any and all amounts that it shall have duly become obligated to pay in accordance with the terms of this Agreement prior to the occurrence of any Force Majeure event. The Indemnitees shall also continue to be indemnified and held harmless by Franchisee and the Controlling Principals in accordance with Section XVIII. No event of Force Majeure shall excuse or delay the making of any Payment in a timely manner.

      C. Subject to compliance by Franchisee with the requirements hereof, Franchisee and where applicable, Franchisor, shall be liable for failure to give timely notice under this Section XXI only to the extent of damage actually caused. Except as provided in Section XVI.A.(3)(f) and this Section, none of the parties hereto shall be held liable for a failure to comply with any terms and conditions of this Agreement when such failure is caused by an event of Force Majeure.

XXII. SEVERABILITY AND CONSTRUCTION

      A. Except as expressly provided to the contrary herein, each portion, section, part, term and provision of this Agreement shall be considered severable; and if, for any reason, any portion, section, part, term or provision is determined to be invalid and contrary to, or in conflict with, any existing or future law or regulation by a court or agency having valid jurisdiction, this shall not impair the operation of, or have any other effect upon, the other portions, sections, parts, terms or provisions of this Agreement that may remain otherwise intelligible, and the latter shall continue to be given full force and effect and bind the parties; the invalid portions, sections, parts, terms or provisions shall be deemed not to be part of this Agreement; and there shall be automatically added such portion, section, part, term or provision as similar as possible to that which was severed which shall be valid and not contrary to or in conflict with any law or regulation. Notwithstanding the above, and in addition to Section VIII and XVI of this Agreement, if any of the provisions of this Agreement concerning the protection of Franchisor's Proprietary Marks is determined in any manner to be null, void or unenforceable under this Agreement, Franchisor may terminate this Agreement immediately upon notice to Franchisee.

      B. Except as expressly provided to the contrary herein, nothing in this Agreement is intended, nor shall be deemed, to confer upon any person or legal entity other than Franchisee, Franchisor, Franchisor's officers, directors and personnel and such of Franchisee's and Franchisor's respective successors and assigns as may be contemplated (and, as to Franchisee, authorized by Section XIII.), any rights or remedies under or as a result of this Agreement.

      C. The captions used in connection with the sections and subsections of this Agreement are inserted only for purpose of reference. Such captions shall not be deemed to govern, limit, modify or in any other manner affect the scope, meaning or intent of the provisions of this Agreement or any part thereof nor shall such captions otherwise be given any legal effect.

      D. All references herein to the masculine, neuter or singular shall be construed to include the masculine, feminine, neuter or plural, where applicable. Without limiting the obligations individually undertaken by the Controlling Principals under this Agreement, all acknowledgments, promises, covenants, agreements and obligations made or undertaken by Franchisee in this Agreement shall be deemed, jointly and severally, undertaken by all of the Controlling Principals.

      E. This Agreement may be executed in multiple counterparts, each of which when so executed shall be an original, and all of which shall constitute one and the same instrument.

      F. This Agreement shall not become effective until signed by an authorized officer of Franchisor.

      G. Each reference in this Agreement to a corporation or partnership shall be deemed to also refer to a limited liability company and any other entity or organization similar thereto. Each reference to the organizational documents, equity owners, directors, and officers of a corporation in this Agreement shall be deemed to refer to the functional equivalents of such organizational documents, equity owners, directors, and officers, as applicable, in the case of a limited liability company or any other entity or organization similar thereto.

      H. Any obligation of Franchisee or the Controlling Principals that contemplates performance of such obligation after termination or expiration of this Agreement or any Transfer shall be deemed to survive such termination, expiration or Transfer, including the provisions of this Section XXII.

      I. FRANCHISEE, THE CONTROLLING PRINCIPALS AND FRANCHISOR ACKNOWLEDGE THAT VARIOUS PROVISIONS OF THIS AGREEMENT SPECIFY CERTAIN MATTERS THAT ARE WITHIN THE DISCRETION OR JUDGMENT OF FRANCHISOR OR ARE OTHERWISE TO BE DETERMINED UNILATERALLY BY FRANCHISOR. IF THE EXERCISE OF FRANCHISOR'S DISCRETION OR JUDGMENT AS TO ANY SUCH MATTER IS SUBSEQUENTLY CHALLENGED, THE PARTIES TO THIS AGREEMENT EXPRESSLY DIRECT THE TRIER OF FACT THAT FRANCHISOR'S RELIANCE ON A BUSINESS REASON IN THE EXERCISE OF ITS DISCRETION OR JUDGMENT IS TO BE VIEWED AS A REASONABLE AND PROPER EXERCISE OF SUCH DISCRETION OR JUDGMENT, WITHOUT REGARD TO WHETHER OTHER REASONS FOR ITS DECISION MAY EXIST AND WITHOUT REGARD TO WHETHER THE TRIER OF FACT WOULD INDEPENDENTLY ACCORD THE SAME WEIGHT TO THE BUSINESS REASON.

XXIII. ENTIRE AGREEMENT

      This Agreement, the documents referred to herein, and the Attachments hereto, constitute the entire, full and complete agreement between Franchisor and Franchisee and the Controlling Principals concerning the subject matter hereof and shall supersede all prior related agreements between Franchisor and Franchisee and the Controlling Principals. Except for those permitted to be made unilaterally by Franchisor hereunder, no amendment, change or variance from this Agreement shall be binding on either party unless mutually agreed to by the parties and executed by their authorized officers or agents in writing.

XXIV. ACKNOWLEDGMENTS

      A. Franchisee and Controlling Principals acknowledge that they have each conducted an independent investigation of the business venture contemplated by this Agreement and recognize that the success of this business venture involves substantial business risks and will largely depend upon the ability of Franchisee and Controlling Principals. Franchisor expressly disclaims making, and Franchisee and Controlling Principals acknowledge that they have each not received or relied on any warranty or guarantee, express or implied, as to the potential volume, profits, expenses, or success of the business venture contemplated by this Agreement.

                                                              Initials:____/____

      B. Franchisee and Controlling Principals acknowledge that they have received, read and understand this Agreement and the related Attachments and agreements and that Franchisor has afforded them sufficient time and opportunity to consult with advisors, attorneys and accountants selected by them about the potential benefits and risks of entering into this Agreement.

                                                              Initials:____/____

      C. Franchisee and Controlling Principals acknowledge that they received a complete copy of this Agreement and all related Attachments and agreements at least five (5) business days prior to the date on which this Agreement was executed. Franchisee and Controlling Principals further acknowledge that they have received the disclosure document required by the Trade Regulation Rule of the Federal Trade Commission entitled "Disclosure Requirements and Prohibitions Concerning Franchising and Business Opportunity Ventures" at least ten (10) business days prior to the date on which this Agreement was executed.

                                                              Initials:____/____

      IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized representative as of the date first above written.

                                    FRANCHISOR:

                                    Pizzeria Uno Corporation,
                                    a Delaware corporation

ATTEST:
                                    By:_________________________________________
____________________________        Name:_______________________________________
Witness                             Title:______________________________________

                                    FRANCHISEE:

                                    ____________________________________________


                                    By:_________________________________________
_____________________________       Name:_______________________________________
Witness                             Title:______________________________________


                                    By:_________________________________________
_____________________________       Name:_______________________________________
Witness                             Title:______________________________________

                           THE CONTROLLING PRINCIPALS

      Each of the undersigned acknowledges and agrees as follows:

      (1) Each has read the terms and conditions of the Franchise Agreement and acknowledges that the execution of this Guaranty and the undertakings of the Controlling Principals in the Franchise Agreement are in partial consideration for, and a condition to, the granting of this license, and that Franchisor would not have granted this license without the execution of this Guaranty and such undertakings by each of the undersigned;

      (2) Each is included in the term "The Controlling Principals;"

      (3) Each individually, jointly and severally, makes all of the covenants, representations, warranties and agreements of the Controlling Principals set forth in the Franchise Agreement and is obligated to perform thereunder; and

      (4) Operating Principal individually, jointly and severally, makes all of the covenants, representations and agreements of Franchisee and Operating Principal set forth in the Franchise Agreement and is obligated to perform hereunder.

ATTEST:                             THE CONTROLLING PRINCIPALS


____________________________        ____________________________________________
Witness                             Name:_______________________________________


____________________________        ____________________________________________
Witness                             Name:_______________________________________


____________________________        ____________________________________________
Witness                             Name:_______________________________________


____________________________        ____________________________________________
Witness                             Name:_______________________________________

                                                                    Attachment A

                      SITE, ASSIGNED AREA AND OPENING DATE

1.    SITE

      Pursuant to Section II.B. and III.A.(4) of the Franchise Agreement, the Restaurant shall be located at the following location:

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

2.    ASSIGNED AREA

      Pursuant to Section II.C. of the Franchise Agreement, the Assigned Area shall be:

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

3.    OPENING DATE

      Pursuant to Section III. of the Franchise Agreement, the Opening Date of the Restaurant is __________, 19___.

                                                                    Attachment B

                                   LEASE RIDER

      This Lease Rider is made and entered into this ____ day of ___________, 19__ by and between Pizzeria Uno Corporation, a Delaware corporation ("Franchisor"), ____________________________("Franchisee") and
_________________________("Landlord").

      WHEREAS, Franchisor and Franchisee are parties to that certain Franchise Agreement dated ____________, 19__ ("Franchise Agreement");

      WHEREAS, Franchisee and Landlord desire to enter into a lease (the "Lease") pursuant to which Franchisee will occupy the premises located at ____________________________ ____________________________ (the "Premises") for a
full-service Pizzeria Uno restaurant (the "Restaurant") licensed under the Franchise Agreement; and

      WHEREAS, as a condition to entering into the Lease, the Franchisee is required under the Franchise Agreement to execute this Lease Rider along with the Landlord and Franchisor;

      NOW, THEREFORE, in consideration of the mutual undertakings and commitments set forth herein and in the Franchise Agreement, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

      (1) During the term of the Franchise Agreement, the Premises shall be used only for the operation of the Restaurant.

      (2) Landlord consents to Franchisee's use of such proprietary marks ("Proprietary Marks") and signs, interior and exterior decor items, color schemes, plans, specifications and related components of the Pizzeria Uno restaurant system ("System") as Franchisor may prescribe for the Restaurant.

      (3) Landlord agrees to furnish Franchisor with copies of any and all letters and notices sent to Franchisee pertaining to the Lease and the Premises at the same time that such letters and notices are sent to Franchisee.

      (4) Franchisor shall have the right to enter the Premises to make any modification or alteration necessary to protect the Pizzeria Uno Restaurant System and Proprietary Marks or to cure any default under the Franchise Agreement or any development agreement entered into between Franchisor and Franchisee or under the Lease, without being guilty of trespass or any other crime or tort, and the Landlord shall not be responsible for any expense or damages arising from Franchisor's action in connection therewith.

      (5) In the event of Franchisee's default under the terms of the Lease, Franchisor may, but is not required, to cure the default and may assume the lease in Franchisor's name. If Franchisor elects to cure the default and assume the Lease, Franchisor shall notify Landlord of its intent to cure such default and to assume the Lease. Within thirty (30) days after Franchisor receives notice of the default, Franchisor shall have the option, in its sole discretion, to cure the default and, at Franchisor's option, assume the lease. Franchisor shall cure the default within thirty (30) days of such election or, if the default cannot be reasonably cured within such thirty (30) day period, then Franchisor shall commence and proceed to cure the default within such time as is reasonably necessary to cure the default. If Franchisor elects to assume the Lease, Landlord agrees to recognize Franchisor as the Tenant under the Lease and Franchisee shall no longer have any rights thereunder.

      (6) Franchisee shall be permitted to assign the Lease to Franchisor or its Affiliates upon the expiration or earlier termination of the Franchise Agreement and the Landlord hereby consents to such assignment and agrees not to impose or assess any assignment fee or similar charge or accelerate rent under the Lease in connection with such assignment, or require Franchisor to pay any past due rent or other financial obligation of Franchisee to Landlord, it being understood that Landlord shall look solely to the Franchisee for any rents or other financial obligations owed to Landlord prior to such assignment. Landlord and Franchisee acknowledge that Franchisor is not a party to the Lease and shall have no liability under the Lease, unless and until the Lease is assigned to, or assumed by, Franchisor.

      (7) Except for the Franchisee's obligations to Landlord for rents and other financial obligations accrued prior to the assignment of the Lease, in the event of such assignment, Franchisor or any Affiliate designated by Franchisor will agree to assume from the date of assignment all obligations of Franchisee remaining under the Lease, and in such event Franchisor or any Affiliate shall assume Franchisee's occupancy rights, and the right to sublease the Premises, for the remainder of the term of the Lease.

            (8) Notwithstanding anything contained in this Lease, Franchisor is expressly authorized, without the consent of the Lessor, to sublet the Leased Premises to an authorized franchisee, provided such subletting is specifically subject to the terms of this Lease and further provided Franchisor remains liable for the performance of the terms of this Lease and provided the franchisee expressly assumes all obligations of the Lease. Franchisor agrees to notify Lessor as to the name of the franchisee within then (10) days after such subletting.

            (9) Franchisee shall not assign the Lease or renew or extend the term thereof without the prior written consent of Franchisor.

            (10) Landlord and Franchisee shall not amend or otherwise modify the Lease in any manner that could materially affect any of the foregoing requirements without the prior written consent of Franchisor.

            (11) The terms of this Lease Rider will supersede any conflicting terms of the Lease.

      IN WITNESS WHEREOF, the parties have executed this Lease Rider as of the date first above written.

                                    Pizzeria Uno Corporation,
                                    a Delaware corporation

ATTEST:

____________________________        By:_________________________________________
Witness                             Name:_______________________________________
                                    Title:______________________________________

                                    FRANCHISEE:

_____________________________       ____________________________________________
Witness

                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________


                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________


                                    LANDLORD:

_____________________________       ____________________________________________
Witness

                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________

                                                                    Attachment C

          STATEMENT OF OWNERSHIP INTERESTS AND FRANCHISEE'S PRINCIPALS

A. The following is a list of stockholders, partners or other investors in Franchisee, including all investors who own or hold a direct or indirect interest in Franchisee, and a description of the nature of their interest:


      Name                           Percentage of Ownership/Nature of Interest
      ----                           ------------------------------------------


B. The following is a list of all of Franchisee's Principals described in and designated pursuant to Section XI of the Franchise Agreement, except those who have been designated as Controlling Principals, each of whom shall execute the Confidentiality Agreement and Ancillary Covenants Not to Compete substantially in the form set forth in Attachment D (see Section XII of the Franchise Agreement):


C. The following is a list of all of Franchisee's Controlling Principals described in and designated pursuant to Section I of the Franchise Agreement, each of whom shall execute the Franchise Agreement as Controlling Principals. The Operating Principal is indicated below by an asterisk.

                                                                    Attachment D

        CONFIDENTIALITY AGREEMENT AND ANCILLARY COVENANTS NOT TO COMPETE

      This Agreement is made and entered into this ____ day of ________________, 19__, between ____________________ ("Franchisee") and
_____________________________________"Covenantor").

                                    RECITALS

      WHEREAS, Pizzeria Uno Corporation ("Franchisor"), as a result of the expenditure of time, skill, effort and money, developed and owns a distinctive system (the "System") for the development and operation of full-service restaurants under the name and mark "Pizzeria Uno(R)" ("Restaurants"); and

      WHEREAS, the System includes, but is not limited to, certain trade names, service marks, trademarks, symbols, logos, emblems and indicia of origin, including, but not limited to, the mark "Pizzeria Uno(R)" and such other trade names, service marks, trademarks, symbols, logos, emblems and indicia of origin as Franchisor may develop in the future to identify for the public in certain countries the source of services and products marketed under such marks ("Proprietary Marks") and under the System and representing the System's high standards of quality, appearance and service and distinctive exterior and interior design, decor, color scheme and furnishings, as well as special recipes and menu items; uniform standards, specifications and procedures for operations; quality and uniformity of products and services offered; procedures for inventory and management and financial control; training and assistance; and advertising and promotional programs ("Trade Secrets"); all of which may be changed, improved and further developed by Franchisor from time to time and are used by Franchisor in connection with the operation of the System; and

      WHEREAS, the Proprietary Marks and Trade Secrets provide economic advantages to Franchisor and are not generally known to, and are not readily ascertainable by proper means by, Franchisor's competitors who could obtain economic value from knowledge and use of the Proprietary Marks and Trade Secrets; and

      WHEREAS, Franchisor has taken and intends to take all reasonable steps to maintain the confidentiality and secrecy of the Trade Secrets; and

      WHEREAS, Franchisor has granted Franchisee the limited right to operate a Restaurant using the System and the Trade Secrets for the period defined in the franchise agreement made and entered into on _________________, 19____ ("Franchise Agreement"), by and between Franchisor and Franchisee; and

      WHEREAS, Franchisor and Franchisee have agreed in the Franchise Agreement on the importance to Franchisor and to Franchisee and other licensed users of the System of restricting the use, access and dissemination of the Trade Secrets; and

      WHEREAS, it will be necessary for certain employees agents, independent contractors, officers, directors and interest holders of Franchisee, or any entity having an interest in Franchisee to have access to and to use some or all of the Trade Secrets in the management and operation of Franchisee's business using the System; and

      WHEREAS, Franchisee has agreed to obtain from those individuals and entities written agreements protecting the Trade Secrets and the System against unfair competition; and

      WHEREAS, Covenantor wishes to remain, or wishes to become, employed by or associated with Franchisee; and

      WHEREAS, Covenantor wishes and needs to receive and use the Trade Secrets in the course of his employment or association in order to effectively perform his services for Franchisee; and

      WHEREAS, Covenantor acknowledges that receipt of and the right to use the Trade Secrets constitutes independent valuable consideration for the representations, promises and covenants made by Covenantor herein;

      NOW, THEREFORE, in consideration of the mutual covenants and obligations contained herein, the parties agree as follows:

Confidentiality Agreement

      1. Franchisor and/or Franchisee shall disclose to Covenantor some or all of the Trade Secrets relating to the System. All information and materials, including, without limitation, any manuals, drawings, specifications, techniques and compilations of data which Franchisor provides to Franchisee and/or Covenantor shall be deemed confidential Trade Secrets for the purposes of this Agreement.

      2. Covenantor shall receive the Trade Secrets in confidence and shall, at all times, maintain them in confidence, and use them only in the course of his employment by or association with Franchisee and then only in connection with the development and/or operation by Franchisee of a Restaurant using the System for so long as Franchisee is licensed by Franchisor to use the System.

      3. Covenantor shall not at any time make copies or translations of any documents or compilations containing some or all of the Trade Secrets without Franchisor's express written permission.

      4. Covenantor shall not at any time disclose or permit the disclosure of the Trade Secrets except to other employees of Franchisee and only to the limited extent necessary to train or assist other employees of Franchisee in the development or operation of a Restaurant using the System.

      5. Covenantor shall surrender any material containing some or all of the Trade Secrets to Franchisee or Franchisor, upon request, or upon termination of employment by or association with Franchisee, or upon conclusion of the use for which such information or material may have been furnished to Covenantor.

      6. Covenantor shall not at any time, directly or indirectly, do any act or omit to do any act that would or would likely be injurious or prejudicial to the goodwill associated with the Trade Secrets and the System.

      7. All manuals are loaned by Franchisor to Franchisee for limited purposes only and remain the property of Franchisor and may not be reproduced, in whole or in part, without Franchisor's written consent.

Covenants Not to Compete

      1. In order to protect the goodwill and unique qualities of the System and the confidentiality and value of the Trade Secrets, and in consideration for the disclosure to Covenantor of the Trade Secrets, Covenantor further agrees and covenants as follows:

            a. Not to divert, or attempt to divert, directly or indirectly, any business, business opportunity, or customer of the Franchisee's Restaurant to any competitor.

            b. Not to employ, or seek to employ, any person who is at the time (or has been within the preceding twelve (12) months) employed by Franchisor, or any of its Affiliates, or any Franchisee or developer of Franchisor, or otherwise directly or indirectly induce such person to leave that person's employment except as may occur in connection with Franchisee's employment of such person if permitted under the Franchise Agreement.

            c. Except with respect to the Restaurant described in the Franchise Agreement and other restaurants operated under Franchise Agreements between Franchisee and its Affiliates, and Franchisor or its Affiliates, not to directly or indirectly, for himself or through, on behalf of, or in conjunction with any person, partnership or corporation, without the prior written consent of Franchisor, own, maintain, operate, engage in, or have any financial or beneficial interest in

(including any interest in corporations, partnerships, trusts, unincorporated associations or joint ventures), advise, assist or make loans to, any business at any location, within the United States or any foreign jurisdiction where Franchisor or its Affiliates have registered or sought to register any of the Proprietary Marks, that is of a character and concept similar to the Restaurant, including (i)a casual dining restaurant business, as such market segment is defined is pursuant to then-current industry standards, and (ii) any food service business which offers pizza as a primary menu item.

      2. In further consideration for the disclosure to Covenantor of the Trade Secrets and to protect the uniqueness of the System, Covenantor agrees and covenants that for two (2) years following the earlier of the expiration, termination or transfer of all of Franchisee's interest in the Franchise Agreement or the termination of his employment by or association with Franchisee, Covenantor will not without the prior written consent of Franchisor:

            a. Divert, or attempt to divert, directly or indirectly, any business, business opportunity or customer of the Restaurant to any competitor.

            b. Employ, or seek to employ, any person who is at the time (or has been within the preceding twelve (12) months) employed by Franchisor, or any of its Affiliates, or any franchisee or developer of Franchisor, or otherwise directly or indirectly induce such persons to leave that person's employment.

            c. Except with respect to other restaurants operated under Franchise Agreements between Franchisee and its Affiliates, and Franchisor or its Affiliates, directly or indirectly, for himself or through, on behalf of or in conjunction with any person, partnership or corporation, own, maintain, operate, engage in or have any financial or beneficial interest in (including any interest in corporations, partnerships, trusts, unincorporated associations or joint ventures), advise, assist or make loans to, any business that is of a character and concept similar to the Restaurant, including (i) a casual dining restaurant business, as such market segment is defined pursuant to then-current industry standards, and (ii) any food service business which offers pizza as a primary menu item; which business is, or is intended to be, located within the Assigned Area, as such term is defined in the Franchise Agreement (and as described in the map attached thereto), or within a ten (10)- mile radius of the location of any Pizzeria Uno restaurant or other Pizzeria Unto food service facility in existence or under construction (or where land has been purchased or a lease executed for the construction of a Pizzeria Uno restaurant or other Pizzeria Uno food service facility) as of the earlier of (i) the expiration or termination of, or the transfer of all of Franchisee's interest in, the Franchise Agreement; or (ii) the time Covenantor ceases to be employed by or associated with Franchisee, as applicable.

Miscellaneous

      1. Franchisee shall make all commercially reasonable efforts to ensure that Covenantor acts as required by this Agreement.

      2. Covenantor agrees that in the event of a breach of this Agreement, Franchisor would be irreparably injured and be without an adequate remedy at law. Therefore, in the event of such a breach, or threatened or attempted breach of any of the provisions hereof, Franchisor shall be entitled to enforce the provisions of this Agreement and shall be entitled, in addition to any other remedies which are made available to it at law or in equity, including the right to terminate the Franchise Agreement, to a temporary and/or permanent injunction and a decree for the specific performance of the terms of this Agreement, without the necessity of showing actual or threatened harm, likelihood of success on the merits of the claims and without being required to furnish a bond or other security.

      3. Covenantor agrees to pay all expenses (including court costs and reasonable attorneys' fees) incurred by Franchisor and Franchisee in enforcing this Agreement.

      4. Any failure by Franchisor or the Franchisee to object to or take action with respect to any breach of any provision of this Agreement by Covenantor shall not operate or be construed as a waiver of or consent to that breach or any subsequent breach by Covenantor.

      5. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF MASSACHUSETTS WITHOUT REFERENCE TO CHOICE OF LAW PRINCIPLES. COVENANTOR HEREBY IRREVOCABLY SUBMITS HIMSELF TO THE JURISDICTION OF MASSACHUSETTS COURTS LOCATED IN SUFFOLK COUNTY, MASSACHUSETTS. COVENANTOR HEREBY WAIVES ALL QUESTIONS OF PERSONAL JURISDICTION OR VENUE FOR THE PURPOSE OF CARRYING OUT THIS PROVISION. COVENANTOR HEREBY AGREES THAT SERVICE OF PROCESS MAY BE MADE UPON HIM IN ANY PROCEEDING RELATING TO OR ARISING UNDER THIS AGREEMENT OR THE RELATIONSHIP CREATED BY THIS AGREEMENT BY ANY MEANS ALLOWED BY MASSACHUSETTS LAW. COVENANTOR FURTHER AGREES THAT VENUE FOR ANY PROCEEDING RELATING TO OR ARISING OUT OF THIS AGREEMENT SHALL BE SUFFOLK COUNTY, MASSACHUSETTS; PROVIDED, HOWEVER, WITH RESPECT TO ANY ACTION WHICH INCLUDES INJUNCTIVE RELIEF OR OTHER EXTRAORDINARY RELIEF, FRANCHISOR OR FRANCHISEE MAY BRING SUCH ACTION IN ANY COURT WHICH HAS JURISDICTION.

      6. The parties acknowledge and agree that each of the covenants contained herein are reasonable limitations as to time, geographical area, and scope of activity to be restrained and do not impose a greater restraint than is necessary to protect the goodwill or other business interests of Franchisor. The parties agree that each of the foregoing covenants shall be construed as independent of any other covenant or provision of this Agreement. If all or any portion of a covenant in this Agreement is held unreasonable or unenforceable by a court or agency having valid jurisdiction in any unappealed final decision to which Franchisor is a party, Covenantor expressly agrees to be bound by any lesser covenant subsumed within the terms of such covenant that imposes the maximum duty permitted by law, as if the resulting covenant were separately stated in and made a part of this Agreement.

      7. This Agreement contains the entire agreement of the parties regarding the subject matter hereof. This Agreement may be modified only by a duly authorized writing executed by all parties.

      8. All notices and demands required to be given hereunder shall be in writing and shall be sent by personal delivery, expedited delivery service, certified or registered mail, return receipt requested, first-class postage prepaid, facsimile, telegram or telex (provided that the sender confirms the facsimile, telegram or telex by sending an original confirmation copy by certified or registered mail or expedited delivery service within three (3) Business Days after transmission), to the respective parties at the following addresses unless and until a different address has been designated by written notice to the other parties.

      If directed to Franchisor, the notice shall be addressed to:

            Pizzeria Uno Corporation
            100 Charles Park Road
            West Roxbury, Massachusetts 02132-4985
            Attention: General Counsel
            Facsimile: (617) 323-7170

      If directed to Franchisee, the notice shall be addressed to:


           _______________________________________________
           _______________________________________________
           _______________________________________________
            Attention:______________________________
            Facsimile:______________________________

      If directed to Covenantor, the notice shall be addressed to:

           _______________________________________________
           _______________________________________________
           _______________________________________________
            Attention:______________________________
            Facsimile:______________________________

      Any notice shall be deemed to have been given at the time of personal delivery or receipt, or in the case of facsimile, telegram or telex, upon transmission (provided confirmation is sent as described above); provided, however, that if delivery is rejected, delivery shall be deemed to have been given at the time of such rejection. Any change in the foregoing addresses shall be effected by giving fifteen (15) days written notice of such change to the other parties. A "Business Day" for the purpose of this Agreement means any day other than Saturday, Sunday or holidays provided for under the applicable federal law. If the date on which such Payment would otherwise be due is not a Business Day, then Payment shall be due on the next Business Day.

      9. The rights and remedies of Franchisor under this Agreement are fully assignable and transferable and shall inure to the benefit of its respective Affiliates, successors and assigns. The respective obligations of Franchisee and Covenantor hereunder may not be assigned by Franchisee or Covenantor, without the prior written consent of Franchisor.

      10. Franchisor shall be a third party beneficiary of this Agreement with the independent right to enforce the terms hereunder.

      IN WITNESS WHEREOF, the undersigned have entered into this Agreement as witnessed by their signatures below.


                                 FRANCHISEE:

                                 By:____________________________________________
                                 Name:__________________________________________
                                 Title:_________________________________________


                                 COVENANTOR:

                                 By:____________________________________________
                                 Name:__________________________________________

                                                                    Attachment E

                           SOFTWARE LICENSE AGREEMENT

      This Software License Agreement ("Software License") is entered into between Pizzeria Uno Corporation ("Franchisor") and
________________________________________("Franchisee") pursuant to a Franchise
Agreement dated ______________, 19__ ("Franchise Agreement") under which Franchisee will operate a full-service Pizzeria Uno restaurant (the "Restaurant") located at _____________________________________________.

      1. Franchisor hereby grants to Franchisee a nonexclusive, nonassignable license to use the computer programs, in object code form ("Software"), listed in the schedule to this Software License. The schedule may be updated from time to time by Franchisor to include enhancements, upgrades or replacements ("Enhancements") to the Software, which Franchisor will make available to Franchisee from time to time at a reasonable cost.

      2. Franchisee shall use the Software only in the operation of the Restaurant at the location of the Restaurant indicated above or other locations approved or designated by Franchisor. Franchisee may not modify, copy, translate, or reproduce in any form all or any part of the Software without the prior written consent of Franchisor, and in such event solely to the extent required for use of the Software in the operation of the Restaurant. Franchisee shall not make available the Software, the user and operating manuals thereto, or any copy thereof to any party except as described below in Paragraph 4. Franchisee shall not reverse assemble, reverse compile or otherwise recreate the Software.

      3. All copies of the Software, including any produced by Franchisee with Franchisor's consent, are and shall be the sole and exclusive property of Franchisor or authorized third parties during and after the term of this Software License. Franchisee acknowledges and agrees that Franchisor may secure all or any part of the Software from third parties. Franchisee agrees to execute and deliver to Franchisor any further contracts, agreements or other documents reasonably required by Franchisor in order to secure its compliance with any agreement with such other parties.

      4. Franchisee understands and acknowledges that the Software contains Franchisor's trade secrets and agrees, during the term of this Software License and thereafter, not to communicate, divulge or use the Software other than in the operation of the Restaurant by Franchisee and its employees. Franchisee shall divulge and allow access to the Software only to its employees who must have access to it in connection with their employment in the Restaurant. At Franchisor's request, Franchisee shall require and obtain execution of covenants concerning the confidentiality of the Software from any persons employed by Franchisee who have access to the Software. These covenants shall be in a form substantially similar to the confidentiality covenants contained in Attachment D to the Franchise Agreement.

      5. Franchisee shall exercise reasonable precautions, no less rigorous than those Franchisee uses to protect its own Confidential Information, to protect the confidentiality of the Software and the user and operating manuals thereto, which precautions shall include, at a minimum, giving instructions to Franchisee's employees who will have access to the Software and the user and operating manuals thereto that the same are proprietary to, and the trade secrets of, Franchisor or such third parties. Franchisee shall not remove or alter any designations that Franchisor or such third parties have included in the Software and the user and operating manuals thereto that indicate such material is the proprietary property of Franchisor or such third parties.

      6. Franchisee agrees to notify Franchisor immediately of the existence of any unauthorized knowledge, possession or use of the Software or of any part thereof.

      7. Franchisee acknowledges and agrees that the Software and user and operating manuals thereto are the valuable property and trade secrets of Franchisor or other authorized parties, that any violation by Franchisee of the provisions of this Software License would cause Franchisor or such other parties irreparable injury for which they would have no adequate remedy at law, and that, in addition to any other remedies which Franchisor may have, it shall be entitled to preliminary and other injunctive relief against any such violation.

      8. The term of this Software License shall be co-extensive with the term of the Franchise Agreement, including any renewal of the Franchise Agreement.

      9. Expiration or termination of the Franchise Agreement for whatever reason shall automatically terminate this Software License and the right granted by it to use the Software, without notice to Franchisee. If Franchisor's license to any of the Software secured from third parties should terminate, then this Software License shall automatically terminate as to such Software and Franchisee shall comply with the provisions of Paragraph 10 in connection with such Software. In addition, Franchisor may terminate this Software License upon the failure by Franchisee to comply with any of the terms and conditions herein, by giving Franchisee written notice of termination stating the nature of the breach at least thirty (30) days prior to the effective date of termination; provided that Franchisee may avoid termination by immediately initiating a remedy to cure such default and curing it to Franchisor's satisfaction within the thirty (30)-day period and by promptly providing proof thereof to Franchisor. If any such default is not cured within that time, or such longer period as applicable law may require, this Software License shall terminate without further notice to Franchisee effective immediately upon expiration of the thirty (30)-day period or such longer period as applicable law may require.

      10. Upon the expiration or termination of this Software License or upon the expiration or termination of the Franchise Agreement, whichever shall occur earlier, Franchisee shall immediately deliver to Franchisor all copies of the Software then in Franchisee's possession or control and erase the Software from Franchisee's computer system, and shall immediately cease to use the Software.

      11. Franchisor will replace without charge any copies of the Software provided under this Software License which have defects in materials and workmanship that are not caused by Franchisee's misuse or unauthorized modification of the Software. This replacement shall be Franchisee's sole and exclusive remedy as to the Software.

      12. EXCEPT FOR THE LIMITED WARRANTY DESCRIBED ABOVE, THERE ARE NO WARRANTIES GRANTED TO FRANCHISEE OR ANY OTHER PERSON OR ENTITY FOR THE SOFTWARE, EXPRESSED OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE; ALL SUCH WARRANTIES ARE EXPRESSLY AND SPECIFICALLY DISCLAIMED.

      13. FRANCHISEE IS SOLELY RESPONSIBLE FOR DETERMINING ITS DESIRED RESULTS FROM THE USE OF THE SOFTWARE, FOR EVALUATING THE SOFTWARE'S CAPABILITIES AND FOR SUCCESSFULLY OPERATING THE SOFTWARE. IN NO EVENT SHALL FRANCHISOR BE RESPONSIBLE FOR ANY DIRECT, INDIRECT, SPECIAL, INCIDENTAL, CONSEQUENTIAL OR OTHER DAMAGES, OR FOR LOST DATA OR LOST PROFITS TO FRANCHISEE OR ANY OTHER PERSON OR ENTITY, WHETHER OR NOT DUE TO FRANCHISOR'S NEGLIGENCE, ARISING OUT OF THE USE OR INABILITY TO USE THE SOFTWARE, EVEN IF FRANCHISOR HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGE OCCURRING. IN THE EVENT THAT ANY OTHER TERM OF THIS SOFTWARE LICENSE IS FOUND OR DETERMINED TO BE UNCONSCIONABLE OR UNENFORCEABLE FOR ANY REASON, THE FOREGOING PROVISION OF WAIVER BY AGREEMENT OF DIRECT, INDIRECT, SPECIAL, INCIDENTAL, CONSEQUENTIAL OR OTHER DAMAGES OR FOR LOST DATA OR LOST PROFITS SHALL CONTINUE IN FULL FORCE AND EFFECT.

      14. THIS SOFTWARE LICENSE SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF MASSACHUSETTS (EXCEPT FOR MASSACHUSETTS CHOICE OF LAW RULES).

      15. If any term herein is declared to be void or unenforceable by a court of competent jurisdiction, such declaration shall have no effect on the other terms of this Software License, which will remain in effect and fully enforceable.

      16. Franchisee agrees to pay any sales, use, ad valorem, personal property and general intangibles tax and any registration fees arising out of this Software License and the transactions contemplated herein, except for any taxes imposed upon the gross income of Franchisor.

      17. In the event the operation of the software requires a dial-up connection to a remote computer designated or approved by Franchisor, Franchisee shall be responsible for all tele-communication expenses in connection therewith.

      18. Franchisee may not cause or effectuate a Transfer any of its rights under this Software License without the prior written consent of Franchisor.

      19. Notice under this Software License shall be provided as indicated in
Section XX. of the Franchise Agreement.

      20. The terms of this Software License are incorporated into the Franchise Agreement by reference. This Software License and related provisions of the Franchise Agreement constitute the entire agreement of the parties with respect to the subject matter hereof, and supersede all related prior and contemporaneous agreements between the parties.

      IN WITNESS WHEREOF, the parties have duly executed and delivered this Software License on the _______ day of _________________, 19___.

                                 Pizzeria Uno Corporation


                                 By:___________________________________________
                                 Name:_________________________________________
                                 Title:________________________________________


                                 Franchisee:


                                 By:___________________________________________
                                 Name:_________________________________________
                                 Title:________________________________________

                     SCHEDULE TO SOFTWARE LICENSE AGREEMENT

                                    Software

                                                                    Attachment F

                            ELECTRONIC FUNDS TRANSFER
             AUTHORIZATION TO HONOR CHARGES DRAWN BY AND PAYABLE TO

Pizzeria Uno Corporation/Payee              BANK NAME       ACCOUNT #      ABA#

                                            ____________    ___________    _____

      The undersigned Depositor hereby authorizes and requests the Depository designated below to honor and to charge to the following designated account, checks and electronic debits (collectively, "debits") drawn on such account which are payable to the above named Payee. It is agreed that Depository's rights with respect to each such debit shall be the same as if it were a check drawn and signed by the Depositor. It is further agreed that if any such debit is not honored, whether with or without cause and whether intentionally or inadvertently, Depository shall be under no liability whatsoever. This authorization shall continue in force until Depository and Payee have received at least thirty (30) days written notification from Depositor of its termination.

      The Depositor agrees with respect to any action taken pursuant to the above authorization:

      (1) To indemnify the Depository and hold it harmless from any loss it may suffer resulting from or in connection with any debit, including, without limitation, execution and issuance of any check, draft or order, whether or not genuine, purporting to be authorized or executed by the Payee and received by the Depository in the regular course of business for the purpose of payment, including any costs or expenses reasonably incurred in connection therewith.

      (2) To indemnify Payee and the Depository for any loss arising in the event that any such debit shall be dishonored, whether with or without cause and whether intentionally or inadvertently.

      (3) To defend at Depositor's own cost and expense any action which might be brought by a depositor or any other persons because of any actions taken by the Depository or Payee pursuant to the foregoing request and authorization, or in any manner arising by reason of the Depository's or Payee's participation therein.

      Name of Depository:_______________________________________________________

      Name of Depositor:________________________________________________________

      Designated Bank Acct.:____________________________________________________
      (Please attach one voided check for the above account.)

      Store Location:____________________________________  Store #______________

      For information call:_____________________________________________________

               Address:_________________________________________________________

               Phone #:_________________________________________________________

               Fax #:___________________________________________________________

      __________________________________________________________________________
      Name of Franchisee/Depositor (please print)

      By:_______________________________________________________________________
               Signature and Title of Authorized Representative

      Date:___________

                                                                    Attachment G

                                    GUARANTY

      As an inducement to Pizzeria Uno Corporation, a Delaware corporation ("Franchisor") to execute the foregoing Franchise Agreement with ______________ ("Franchisee") dated ____________, 19____, the undersigned jointly and severally agree to be bound by all the terms and conditions of the above Franchise Agreement, including any amendments or modifications thereto whenever made (the "Agreement") and unconditionally and irrevocably guarantee to Franchisor and its successors and assigns that all of the obligations of franchisee under the Agreement will be punctually paid and performed.

      Upon default by Franchisee or notice from Franchisor, the undersigned will immediately make each payment and perform each obligation required of Franchisee under the Agreement. Without affecting the obligations of the undersigned under this Guaranty, Franchisor may, without notice to the undersigned, renew, extend, modify, amend or release any indebtedness or obligation of Franchisee, or settle, adjust or compromise any claims against Franchisee.

      The undersigned waive all demands and notices of every kind with respect to this Guaranty and the Agreement, including, without limitation, notice of the amendment or modification of this Guaranty or the Agreement, the demand for payment or performance by Franchisee, any default by Franchisee or any guarantor, and any release of any guarantor or other security for the Agreement or the obligations of Franchisee.

      Franchisor may pursue its rights against the undersigned without first exhausting its remedies against Franchisee or any guarantor and without joining any other guarantor hereto and no delay on the part of Franchisor in the exercise of any right or remedy shall operate as a waiver of such right or remedy, and no single or partial exercise by Franchisor of any right or remedy shall preclude the further exercise of such right or remedy.

      Upon receipt by Franchisor of notice of the death of an individual guarantor, the estate of such guarantor will be bound by this Guaranty but only for defaults and obligations hereunder existing at the time of death, and the obligations of the other guarantors hereunder will continue in full force and effect.

      THIS GUARANTY SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF MASSACHUSETTS, WITHOUT GIVING EFFECT TO THE CHOICE OF LAW PRINCIPLES THEREOF. ANY DISPUTE ARISING OUT OF OR UNDER THIS GUARANTY NOT SETTLED BY AGREEMENT SHALL BE SETTLED IN ACCORDANCE WITH SECTION XIX.B OF THE AGREEMENT.

      The undersigned have signed this Guaranty this ____ day of ___________, 199__.

                                      GUARANTORS:


                                      __________________________________________
                                      Name:_____________________________________


                                      __________________________________________
                                      Name:_____________________________________


                                      __________________________________________
                                      Name:_____________________________________


                                      __________________________________________
                                      Name:_____________________________________


                                      __________________________________________
                                      Name:_____________________________________

                                                                    Attachment H

                     CHRONOLOGICAL TABLE OF SELECTED EVENTS

             ITEM                                    TIME                                           SECTION
             ----                                    ----                                           -------
Payment of Initial Franchise Fee        Execution of Franchise Agreement                              IV.A.

Designation of Operating Principal      Execution of  Franchise Agreement                      Attachment C
(and Designee, if applicable);
Designation of General Manager

Acquisition of Insurance                Execution of Franchise Agreement                               X.A.

Submission of Proposed Site             6 months following execution of                           III.A.(1)
                                        Franchise Agreement

Approval or Disapproval of              30 days after receipt of information                      III.A.(3)
Proposed Site by Licensor

Execution of Lease or Other             60 days following Franchisor's                               III.B.
Acquisition of Approved Site            approval of the site

Approval or Disapproval of Proposed     30 days after receipt of                                     III.C.
Lease or Contract to Purchase           proposed lease or contract

Approval or Disapproval of Proposed     30 days after receipt of plans                               III.E.
Architectural Plans by Franchisor

Submission of Notice of Completion      30 days prior to scheduled                                   III.F.
of Construction                         completion of construction

Completion of Initial Training By       At least 8 weeks prior to                                  XI.E.(1)
Operating Principal and Managers        opening date

Opening of Restaurant                   As agreed by parties                                   Attachment A

Payment of Royalty Fee and              On or before 15th day of each month                IV.B.(1); VII.D.
Advertising Fees

Expiration of Term                      15 Years from Opening Date or the                             II.A.
                                        Expiration or Termination of
                                        Operator's Right to Possess the
                                        Restaurant Premises

                      AMENDMENT TO PIZZERIA UNO CORPORATION
                               FRANCHISE AGREEMENT
                           FOR THE STATE OF CALIFORNIA

      This Franchise Agreement between _______________________________________
("Franchisee") and Pizzeria Uno Corporation ("Franchisor") dated
_________________________, 19___ (the "Agreement") shall be amended by the addition of the following language, which shall be considered an integral part of the Agreement:

            CALIFORNIA LAW MODIFICATIONS

      1. The California Department of Corporations requires that certain provisions contained in franchise documents be amended to be consistent with California law, including the California Franchise Investment Law, CAL. BUS. & PROF. CODE Section 31000 et seq., and the California Franchise Relations Act, CAL. BUS. & PROF. CODE Section 20000 et seq. To the extent that the Agreement contains provisions that are inconsistent with the following, such provisions are hereby amended:

            a. If the Agreement contains a provision regarding termination and nonrenewal that is inconsistent with California Business and Professions Code Sections 20000 through 20043 and the Federal Bankruptcy Code, these laws will control.

            b. If the Agreement requires Franchisee to execute a release of claims, such release shall exclude claims arising under the California Franchise Investment Law and the California Franchise Relations Act.

            c. If the Agreement requires Franchisee to pay liquidated damages that are inconsistent with California Civil Code Section 1671, such law shall prevail.

            d. If the Agreement contains a covenant not to compete which extends beyond the expiration or termination of the Agreement, the covenant may be unenforceable under California law.

            e. If the Agreement requires litigation, arbitration, or mediation to be conducted in a forum other than the State of California, the requirement may be unenforceable under California law.

            f. If the Agreement requires that it be governed by a state's law, other than the State of California, such requirement may be unenforceable.


                  [REMAINDER OF PAGE LEFT BLANK INTENTIONALLY]

      2. Each provision of this Amendment shall be effective only to the extent that the jurisdictional requirements of the California law applicable to the provision are met independent of this Amendment. This Amendment shall have no force or effect if such jurisdictional requirements are not met.

      IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized representative as of the date first above written.

                                    FRANCHISOR:

                                    Pizzeria Uno Corporation,
                                    a Delaware corporation

ATTEST:
                                    By:_________________________________________
____________________________        Name:_______________________________________
Witness                             Title:______________________________________

                                    FRANCHISEE:

                                    ____________________________________________


                                    By:_________________________________________
_____________________________       Name:_______________________________________
Witness                             Title:______________________________________


                                    By:_________________________________________
_____________________________       Name:_______________________________________
Witness                             Title:______________________________________

                           THE CONTROLLING PRINCIPALS

      Each of the undersigned acknowledges and agrees as follows:

      (1) Each has read the terms and conditions of the Franchise agreement and acknowledges that the execution of this Guaranty and the undertakings of the Controlling Principals in the Franchise agreement are in partial consideration for, and a condition to, the granting of this license, and that Franchisor would not have granted this license without the execution of this Guaranty and such undertakings by each of the undersigned;

      (2) Each is included in the term "The Controlling Principals;"

      (3) Each individually, jointly and severally, makes all of the covenants, representations, warranties and agreements of the Controlling Principals set forth in the Franchise agreement and is obligated to perform thereunder; and

      Operating Principal individually, jointly and severally, makes all of the covenants, representations and agreements of Franchisee and Operating Principal set forth in the Franchise agreement and is obligated to perform hereunder.

ATTEST:                             THE CONTROLLING PRINCIPALS


____________________________        ____________________________________________
Witness                             Name:_______________________________________


____________________________        ____________________________________________
Witness                             Name:_______________________________________


____________________________        ____________________________________________
Witness                             Name:_______________________________________


____________________________        ____________________________________________
Witness                             Name:_______________________________________

                      AMENDMENT TO PIZZERIA UNO CORPORATION
                               FRANCHISE AGREEMENT
                             FOR THE STATE OF HAWAII

      This Franchise Agreement between ______________________________
("Franchisee") and Pizzeria Uno Corporation ("Franchisor") dated
________________ (the "Agreement") shall be amended by the addition of the following language, which shall be considered an integral part of the Agreement:

            HAWAII LAW MODIFICATIONS

      1. The Director of the Hawaii Department of Commerce and Consumer Affairs requires that certain provisions contained in franchise documents be amended to be consistent with Hawaii law, including the Hawaii Franchise Investment Law, Hawaii Revised Statutes, Title 26, Chapter 482E-1 Through 482E-12 (1988). To the extent that the Agreement contains provisions that are inconsistent with the following, such provisions are hereby amended:

            a. The Hawaii Franchise Investment Law provides rights to Franchisee concerning nonrenewal, termination and transfer of the Agreement. If the Agreement contains a provision that is inconsistent with the Law, the Law will control. Among those rights, the Law may require that upon termination or nonrenewal Franchisor repurchase for fair market value Franchisee's inventory, supplies, equipment and furnishings purchased from Franchisor or a supplier designated by Franchisor, provided that personalized materials which have no value to Franchisor need not be repurchased. If the non-renewal or termination is for the purpose of converting Franchisee's business to one owned and operated by Franchisor, Franchisor may, additionally, be obligated to compensate Franchisee for loss of goodwill. Franchisor may deduct all amounts due from Franchisee and any costs related to the transportation or disposition of items repurchased against any payment for those items. If the parties cannot agree on the fair market value, fair market value shall be determined in the manner set forth in the Agreement. If the Agreement does not provide for determination of the fair market value of assets for purchase by Franchisor, such amount shall be determined by an independent appraiser approved by both parties, and the costs of the appraisal shall be shared equally by the parties.

            b. If the Agreement requires Franchisee to execute a release of claims, such release shall exclude claims arising under the Hawaii Franchise Investment Law.


                  [REMAINDER OF PAGE LEFT BLANK INTENTIONALLY]

      2. Each provision of this Amendment shall be effective only to the extent that the jurisdictional requirements of the Hawaii Franchise Investment Law applicable to the provision are met independent of this Amendment. This Amendment shall have no force or effect if such jurisdictional requirements are not met.

      IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized representative as of the date first above written.

                                    FRANCHISOR:

                                    Pizzeria Uno Corporation,
                                    a Delaware corporation

ATTEST:
                                    By:_________________________________________
____________________________        Name:_______________________________________
Witness                             Title:______________________________________

                                    FRANCHISEE:

                                    ____________________________________________


                                    By:_________________________________________
_____________________________       Name:_______________________________________
Witness                             Title:______________________________________


                                    By:_________________________________________
_____________________________       Name:_______________________________________
Witness                             Title:______________________________________

                           THE CONTROLLING PRINCIPALS

      Each of the undersigned acknowledges and agrees as follows:

      (1) Each has read the terms and conditions of the Franchise agreement and acknowledges that the execution of this Guaranty and the undertakings of the Controlling Principals in the Franchise agreement are in partial consideration for, and a condition to, the granting of this license, and that Franchisor would not have granted this license without the execution of this Guaranty and such undertakings by each of the undersigned;

      (2) Each is included in the term "The Controlling Principals;"

      (3) Each individually, jointly and severally, makes all of the covenants, representations, warranties and agreements of the Controlling Principals set forth in the Franchise agreement and is obligated to perform thereunder; and

      Operating Principal individually, jointly and severally, makes all of the covenants, representations and agreements of Franchisee and Operating Principal set forth in the Franchise agreement and is obligated to perform hereunder.

ATTEST:                             THE CONTROLLING PRINCIPALS


____________________________        ____________________________________________
Witness                             Name:_______________________________________


____________________________        ____________________________________________
Witness                             Name:_______________________________________


____________________________        ____________________________________________
Witness                             Name:_______________________________________


____________________________        ____________________________________________
Witness                             Name:_______________________________________

                      AMENDMENT TO PIZZERIA UNO CORPORATION
                    FRANCHISE AGREEMENT AND OFFERING CIRCULAR
                            FOR THE STATE OF ILLINOIS

      This Franchise Agreement between ______________________________
("Franchisee") and Pizzeria Uno Corporation ("Franchisor") dated
________________ (the "Agreement") shall be amended by the addition of the following language, which shall be considered an integral part of the Agreement:

            ILLINOIS LAW MODIFICATIONS

            1. The Illinois Attorney General's Office requires that certain provisions contained in franchise documents be amended to be consistent with Illinois law, including the Franchise Disclosure Act of 1987, Ill. Rev. Stat. ch. 815 para. 705/1 - 705/44 (1994). To the extent that the Agreement contains provisions that are inconsistent with the following, such provisions are hereby amended:

                  a. Illinois Franchise Disclosure Act paragraphs 705/19 and 705/20 provide rights to Franchisee concerning nonrenewal and termination of the Agreement. If the Agreement contains a provision that is inconsistent with such provisions of the Act, the Act will control.

                  b. If the Agreement requires Franchisee to execute a release of claims or to acknowledge facts that would negate or remove from judicial review any statement, misrepresentation or action that would violate the Act, or a rule or order under the Act, such release shall exclude claims arising under the Illinois Franchise Disclosure Act, and such acknowledgments shall be void and are hereby deleted with respect to claims under the Act.

                  c. If the Agreement requires litigation to be conducted in a forum other than the State of Illinois, the requirement shall be void with respect to claims under the Illinois Franchise Disclosure Act.

                  d. If the Agreement requires that it be governed by a state's law, other than the State of Illinois, to the extent that such law conflicts with the Illinois Franchise Disclosure Act, the Act will control.

                  [REMAINDER OF PAGE LEFT BLANK INTENTIONALLY]

                  e. The second sentence of Section XXIV.A. of the Agreement is void with respect to claims under the Illinois Franchise Disclosure Act.

                  f. Section XXIV.C. of the Agreement is void with respect to claims under the Illinois Franchise Disclosure Act.

                  g. The last sentence of the second paragraph in Item 19 is void in accordance with Section 26 of the Illinois Franchise Disclosure Act.

            2. Each provision of this Amendment shall be effective only to the extent that the jurisdictional requirements of the Illinois Franchise Disclosure Act, with respect to each such provision, are met independent of this Amendment. This Amendment shall have no force or effect if such jurisdictional requirements are not met.

      IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized representative as of the date first above written.

                                    FRANCHISOR:

                                    Pizzeria Uno Corporation,
                                    a Delaware corporation

ATTEST:
                                    By:_________________________________________
____________________________        Name:_______________________________________
Witness                             Title:______________________________________

                                    FRANCHISEE:

                                    ____________________________________________


                                    By:_________________________________________
_____________________________       Name:_______________________________________
Witness                             Title:______________________________________


                                    By:_________________________________________
_____________________________       Name:_______________________________________
Witness                             Title:______________________________________

                           THE CONTROLLING PRINCIPALS

      Each of the undersigned acknowledges and agrees as follows:

      (1) Each has read the terms and conditions of the Franchise agreement and acknowledges that the execution of this Guaranty and the undertakings of the Controlling Principals in the Franchise agreement are in partial consideration for, and a condition to, the granting of this license, and that Franchisor would not have granted this license without the execution of this Guaranty and such undertakings by each of the undersigned;

      (2) Each is included in the term "The Controlling Principals;"

      (3) Each individually, jointly and severally, makes all of the covenants, representations, warranties and agreements of the Controlling Principals set forth in the Franchise agreement and is obligated to perform thereunder; and

      Operating Principal individually, jointly and severally, makes all of the covenants, representations and agreements of Franchisee and Operating Principal set forth in the Franchise agreement and is obligated to perform hereunder.

ATTEST:                             THE CONTROLLING PRINCIPALS


____________________________        ____________________________________________
Witness                             Name:_______________________________________


____________________________        ____________________________________________
Witness                             Name:_______________________________________


____________________________        ____________________________________________
Witness                             Name:_______________________________________


____________________________        ____________________________________________
Witness                             Name:_______________________________________

                      AMENDMENT TO PIZZERIA UNO CORPORATION
                               FRANCHISE AGREEMENT
                            FOR THE STATE OF INDIANA

      This Franchise Agreement between __________________________________
("Franchisee") and Pizzeria Uno Corporation ("Franchisor") dated
_____________________, 19___ (the "Agreement") shall be amended by the addition of the following language, which shall be considered an integral part of the
Agreement:

            INDIANA LAW MODIFICATIONS

            1. The Indiana Securities Commissioner requires that certain provisions contained in franchise documents be amended to be consistent with Indiana law, including the Indiana Franchises Act, Ind. Code Ann. ss.ss. 1 - 51 (1994) and the Indiana Deceptive Franchise Practices Act, Ind. Code Ann. ss. 23-2-2.7 (1985). To the extent that the Agreement contains provisions that are inconsistent with the following, such provisions are hereby amended:

                  a. If the Agreement contains a provision regarding termination and nonrenewal that is inconsistent with these provisions of the Indiana Deceptive Franchise Practices Act, the Act will control.

                  b. If the Agreement requires Franchisee to execute a release of claims or to acknowledge facts that would negate or remove from judicial review any statement, misrepresentation or action that would violate the Act, or a rule or order under the Act, such release shall exclude claims arising under the Indiana Deceptive Franchise Practices Act and the Indiana Franchises Act, and such acknowledgments shall be void with respect to claims under the Acts.

                  c. If the Agreement contains covenants not to compete upon expiration or termination of the Agreement that are inconsistent with the Indiana Deceptive Franchise Practices Act, the requirements of the Act will control.

                  d. The Indiana Deceptive Franchise Practices Act provides that substantial modification of the Agreement by Franchisor requires written consent of the Franchisee. If the Agreement contains provisions that are inconsistent with this requirement, the Act will control.

                  e. If the Agreement requires litigation to be conducted in a forum other than the State of Indiana, the requirement may be unenforceable as a limitation on litigation under the Indiana Deceptive Franchise Practices Act ss. 23-2-2.7(10).

                  f. If the Agreement requires that it be governed by a state's law, other than the State of Indiana, to the extent that such law conflicts with the Indiana Deceptive Franchise Practices Act and the Indiana Franchises Act, the Acts will control.

            2. Each provision of this Amendment shall be effective only to the extent that the jurisdictional requirements of the Indiana Deceptive Franchise Practices Act and the Indiana Franchises Act, with respect to

                  [REMAINDER OF PAGE LEFT BLANK INTENTIONALLY] each such provision, are met independent of this Amendment. This Amendment shall have no force or effect if such jurisdictional requirements are not met.

            IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized representative as of the date first above written.

                                    FRANCHISOR:

                                    Pizzeria Uno Corporation,
                                    a Delaware corporation

ATTEST:
                                    By:_________________________________________
____________________________        Name:_______________________________________
Witness                             Title:______________________________________

                                    FRANCHISEE:

                                    ____________________________________________


                                    By:_________________________________________
_____________________________       Name:_______________________________________
Witness                             Title:______________________________________


                                    By:_________________________________________
_____________________________       Name:_______________________________________
Witness                             Title:______________________________________

                          THE CONTROLLING PRINCIPALS

      Each of the undersigned acknowledges and agrees as follows:

      (1) Each has read the terms and conditions of the Franchise agreement and acknowledges that the execution of this Guaranty and the undertakings of the Controlling Principals in the Franchise agreement are in partial consideration for, and a condition to, the granting of this license, and that Franchisor would not have granted this license without the execution of this Guaranty and such undertakings by each of the undersigned;

      (2) Each is included in the term "The Controlling Principals;"

      (3) Each individually, jointly and severally, makes all of the covenants, representations, warranties and agreements of the Controlling Principals set forth in the Franchise agreement and is obligated to perform thereunder; and

      Operating Principal individually, jointly and severally, makes all of the covenants, representations and agreements of Franchisee and Operating Principal set forth in the Franchise agreement and is obligated to perform hereunder.

ATTEST:                             THE CONTROLLING PRINCIPALS


____________________________        ____________________________________________
Witness                             Name:_______________________________________


____________________________        ____________________________________________
Witness                             Name:_______________________________________


____________________________        ____________________________________________
Witness                             Name:_______________________________________


____________________________        ____________________________________________
Witness                             Name:_______________________________________

                      AMENDMENT TO PIZZERIA UNO CORPORATION
                               FRANCHISE AGREEMENT
                            FOR THE STATE OF MARYLAND

      This Franchise Agreement between ______________________________
("Franchisee") and Pizzeria Uno Corporation ("Franchisor") dated
________________ (the "Agreement") shall be amended by the addition of the following language, which shall be considered an integral part of the Agreement:

            MARYLAND LAW MODIFICATIONS

            1. The Maryland Securities Division requires that certain provisions contained in franchise documents be amended to be consistent with Maryland law, including the Maryland Franchise Registration and Disclosure Law, Md. Code Ann., Bus. Reg. ss.ss. 14-201 - 14-233 (1994). To the extent that this Agreement contains provisions that are inconsistent with the following, such provisions are hereby amended:

                  a. If the Agreement requires Franchisee to execute a release of claims or to acknowledge facts that would negate or remove from judicial review any statement, misrepresentation or action that would violate the Law, or a rule or order under the Law, such release shall exclude claims arising under the Maryland Franchise Registration and Disclosure Law, and such acknowledgments shall be void with respect to claims under the Law.

                  b. If the Agreement requires litigation to be conducted in a forum other than the State of Maryland, the requirement shall not be interpreted to limit any rights Franchisee may have under Sec. 14-216 (c)(25) of the Maryland Franchise Registration and Disclosure Law to bring suit in the state of Maryland.

            2. Each provision of this Amendment shall be effective only to the extent that the jurisdictional requirements of the Maryland Franchise Registration and Disclosure Law, with respect to each such provision,

                  [REMAINDER OF PAGE LEFT BLANK INTENTIONALLY] are met independent of this Amendment. This Amendment shall have no force or effect if such jurisdictional requirements are not met.

            IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized representative as of the date first above written.

                                    FRANCHISOR:

                                    Pizzeria Uno Corporation,
                                    a Delaware corporation

ATTEST:
                                    By:_________________________________________
____________________________        Name:_______________________________________
Witness                             Title:______________________________________

                                    FRANCHISEE:

                                    ____________________________________________


                                    By:_________________________________________
_____________________________       Name:_______________________________________
Witness                             Title:______________________________________


                                    By:_________________________________________
_____________________________       Name:_______________________________________
Witness                             Title:______________________________________

                           THE CONTROLLING PRINCIPALS

      Each of the undersigned acknowledges and agrees as follows:

      (1) Each has read the terms and conditions of the Franchise agreement and acknowledges that the execution of this Guaranty and the undertakings of the Controlling Principals in the Franchise agreement are in partial consideration for, and a condition to, the granting of this license, and that Franchisor would not have granted this license without the execution of this Guaranty and such undertakings by each of the undersigned;

      (2) Each is included in the term "The Controlling Principals;"

      (3) Each individually, jointly and severally, makes all of the covenants, representations, warranties and agreements of the Controlling Principals set forth in the Franchise agreement and is obligated to perform thereunder; and

      Operating Principal individually, jointly and severally, makes all of the covenants, representations and agreements of Franchisee and Operating Principal set forth in the Franchise agreement and is obligated to perform hereunder.

ATTEST:                             THE CONTROLLING PRINCIPALS


____________________________        ____________________________________________
Witness                             Name:_______________________________________


____________________________        ____________________________________________
Witness                             Name:_______________________________________


____________________________        ____________________________________________
Witness                             Name:_______________________________________


____________________________        ____________________________________________
Witness                             Name:_______________________________________

                      AMENDMENT TO PIZZERIA UNO CORPORATION
                    FRANCHISE AGREEMENT AND OFFERING CIRCULAR
                           FOR THE STATE OF MINNESOTA

      This Franchise Agreement between _____________________________________
("Franchisee") and Pizzeria Uno Corporation ("Franchisor") dated
_____________________, 19___ (the "Agreement") shall be amended by the addition of the following language, which shall be considered an integral part of the
Agreement:

            MINNESOTA LAW MODIFICATIONS

      1. The Commissioner of Commerce for the State of Minnesota requires that certain provisions contained in franchise documents be amended to be consistent with Minnesota Franchise Act, Minn. Stat. Section 80.01 et seq., and of the Rules and Regulations promulgated under the Act (collectively the "Franchise Act"). To the extent that the Agreement and Offering Circular contain provisions that are inconsistent with the following, such provisions are hereby amended:

            a. The Minnesota Department of Commerce requires that Franchisor indemnify Minnesota franchisees against liability to third parties resulting from claims by third parties that the Franchisees' use of the Intellectual Properties infringes trademark rights of the third party. If the Agreement contains a provision that is inconsistent with the Franchise Act, the provisions of the Agreement shall be superseded by the Act's requirements and shall have no force or effect.

            b. Franchise Act, Sec. 80C.14, Subd. 4., requires, except in certain specified cases, that a franchisee be given written notice of a franchisor's intention not to renew 180 days prior to expiration of the franchise and that the franchisee be given sufficient opportunity to operate the franchise in order to enable the franchisee the opportunity to recover the fair market value of the franchise as a going concern. If the Agreement contains a provision that is inconsistent with the Franchise Act, the provisions of the Agreement shall be superseded by the Act's requirements and shall have no force or effect.

            c. Franchise Act, Sec. 80C.14, Subd. 3., requires, except in certain specified cases that a franchisee be given 90 days notice of termination (with 60 days to cure). If the Agreement contains a provision that is inconsistent with the Franchise Act, the provisions of the Agreement shall be superseded by the Act's requirements and shall have no force or effect.

            d. If the Agreement requires Franchisee to execute a release of claims or to acknowledge facts that would negate or remove from judicial review any statement, misrepresentation or action that would violate the Franchise Act, such release shall exclude claims arising under the Franchise Act, and such acknowledgments shall be void with respect to claims under the Act.

            e. If the Agreement requires that it be governed by a state's law, other than the State of Minnesota, those provisions shall not in any way abrogate or reduce any rights of the Franchisee as provided for in the Franchise Act, including the right to submit matters to the jurisdiction of the courts of Minnesota.

            f. Section 2860.4400J Minn. Rules prohibits Franchisor from requiring Franchisee, through the Agreement, to waive its rights to any procedures or remedies provided for by the laws of Minnesota or to consent to liquidated damages. If the Agreement contains a provision that is inconsistent with such Rules, the provisions of the Agreement shall be superseded by the Rule's requirements and shall have no force or effect.

            g. Franchise Act, Sec. 80C.17, Subd. 5 provides that no action may be commenced under the Franchise Act more than 3 years after the cause of action accrues. If the Agreement contains a provision that is inconsistent with the Franchise Act, the provisions of the Agreement shall be superseded by the Act's requirements and shall have no force or effect.

      2. Each provision of this Agreement shall be effective only to the extent that the jurisdictional requirements of the Minnesota law applicable to the provision are met independent of this Amendment. This Amendment shall have no force or effect if such jurisdictional requirements are not met.

      IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized representative as of the date first above written.

                                    FRANCHISOR:

                                    Pizzeria Uno Corporation,
                                    a Delaware corporation

ATTEST:
                                    By:_________________________________________
____________________________        Name:_______________________________________
Witness                             Title:______________________________________

                                    FRANCHISEE:

                                    ____________________________________________


                                    By:_________________________________________
_____________________________       Name:_______________________________________
Witness                             Title:______________________________________


                                    By:_________________________________________
_____________________________       Name:_______________________________________
Witness                             Title:______________________________________

                           THE CONTROLLING PRINCIPALS

      Each of the undersigned acknowledges and agrees as follows:

      (1) Each has read the terms and conditions of the Franchise agreement and acknowledges that the execution of this Guaranty and the undertakings of the Controlling Principals in the Franchise agreement are in partial consideration for, and a condition to, the granting of this license, and that Franchisor would not have granted this license without the execution of this Guaranty and such undertakings by each of the undersigned;

      (2) Each is included in the term "The Controlling Principals;"

      (3) Each individually, jointly and severally, makes all of the covenants, representations, warranties and agreements of the Controlling Principals set forth in the Franchise agreement and is obligated to perform thereunder; and

      Operating Principal individually, jointly and severally, makes all of the covenants, representations and agreements of Franchisee and Operating Principal set forth in the Franchise agreement and is obligated to perform hereunder.

ATTEST:                             THE CONTROLLING PRINCIPALS


____________________________        ____________________________________________
Witness                             Name:_______________________________________


____________________________        ____________________________________________
Witness                             Name:_______________________________________


____________________________        ____________________________________________
Witness                             Name:_______________________________________


____________________________        ____________________________________________
Witness                             Name:_______________________________________

                      AMENDMENT TO PIZZERIA UNO CORPORATION
                               FRANCHISE AGREEMENT
                            FOR THE STATE OF NEW YORK

      This Franchise Agreement between ______________________________
("Franchisee") and Pizzeria Uno Corporation ("Franchisor") dated
________________ (the "Agreement") shall be amended by the addition of the following language, which shall be considered an integral part of the Agreement:

            NEW YORK LAW MODIFICATIONS

            1. The New York Department of Law requires that certain provisions contained in franchise documents be amended to be consistent with New York law, including the General Business Law, Article 33, Sections 680 through 695 (1989). To the extent that the Agreement contains provisions that are inconsistent with the following, such provisions are hereby amended:

            a. If the Agreement requires Franchisee to execute a release of claims or to acknowledge facts that would negate or remove from judicial review any statement, misrepresentation or action that would violate the General Business Law, or any regulation, rule or order under the Law, such release shall exclude claims arising under the New York General Business Law, Article 33, Section 680 through 695 and the regulations promulgated thereunder, and such acknowledgments shall be void. It is the intent of this provision that non-waiver provisions of Sections 687.4 and 687.5 of the General Business Law be satisfied.

            b. If the Agreement requires that it be governed by a state's law, other than the State of New York, the choice of law provision shall not be considered to waive any rights conferred upon the Franchisee under the New York General Business Law, Article 33, Sections 680 through 695.

                 [REMAINDER OF PAGE LEFT BLANK INTENTIONALLY]

            2. Each provision of this Amendment shall be effective only to the extent that the jurisdictional requirements of the New York General Business Law, with respect to each such provision, are met independent of this Amendment. This Amendment shall have no force or effect if such jurisdictional requirements are not met.

      IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized representative as of the date first above written.

                                    FRANCHISOR:

                                    Pizzeria Uno Corporation,
                                    a Delaware corporation

ATTEST:
                                    By:_________________________________________
____________________________        Name:_______________________________________
Witness                             Title:______________________________________

                                    FRANCHISEE:

                                    ____________________________________________


                                    By:_________________________________________
_____________________________       Name:_______________________________________
Witness                             Title:______________________________________


                                    By:_________________________________________
_____________________________       Name:_______________________________________
Witness                             Title:______________________________________

                           THE CONTROLLING PRINCIPALS

      Each of the undersigned acknowledges and agrees as follows:

      (1) Each has read the terms and conditions of the Franchise agreement and acknowledges that the execution of this Guaranty and the undertakings of the Controlling Principals in the Franchise agreement are in partial consideration for, and a condition to, the granting of this license, and that Franchisor would not have granted this license without the execution of this Guaranty and such undertakings by each of the undersigned;

      (2) Each is included in the term "The Controlling Principals;"

      (3) Each individually, jointly and severally, makes all of the covenants, representations, warranties and agreements of the Controlling Principals set forth in the Franchise agreement and is obligated to perform thereunder; and

      Operating Principal individually, jointly and severally, makes all of the covenants, representations and agreements of Franchisee and Operating Principal set forth in the Franchise agreement and is obligated to perform hereunder.


ATTEST:                             THE CONTROLLING PRINCIPALS


____________________________        ____________________________________________
Witness                             Name:_______________________________________


____________________________        ____________________________________________
Witness                             Name:_______________________________________


____________________________        ____________________________________________
Witness                             Name:_______________________________________


____________________________        ____________________________________________
Witness                             Name:_______________________________________

                      AMENDMENT TO PIZZERIA UNO CORPORATION
                               FRANCHISE AGREEMENT
                          FOR THE STATE OF NORTH DAKOTA

      This Franchise Agreement between ______________________________
("Franchisee") and Pizzeria Uno Corporation ("Franchisor") dated
________________ (the "Agreement") shall be amended by the addition of the following language, which shall be considered an integral part of the Agreement:

            NORTH DAKOTA LAW MODIFICATIONS

            1. The North Dakota Securities Commissioner requires that certain provisions contained in franchise documents be amended to be consistent with North Dakota law, including the North Dakota Franchise Investment Law, North Dakota Century Code Annotated Chapter 51-19, Sections 51-19-01 through 51-19-17 (1993). To the extent that the Agreement contains provisions that are inconsistent with the following, such provisions are hereby amended:

                  a. If the Franchisee is required in the Agreement to execute a release of claims or to acknowledge facts that would negate or remove from judicial review any statement, misrepresentation or action that would violate the Law, or a rule or order under the Law, such release shall exclude claims arising under the North Dakota Franchise Investment Law, and such acknowledgments shall be void with respect to claims under the Law.

                  b. Covenants not to compete during the term of and upon termination or expiration of the Agreement are enforceable only under certain conditions according to North Dakota law. If the Agreement contains a covenant not to compete which is inconsistent with North Dakota law, the covenant may be unenforceable.

                  c. If the Agreement requires litigation to be conducted in a forum other than the State of North Dakota, the requirement is void with respect to claims under the North Dakota Franchise Investment Law.

                  d. If the Agreement requires that it be governed by a state's law, other than the State of North Dakota, to the extent that such law conflicts with the North Dakota Franchise Investment Law, the North Dakota Franchise Investment Law will control.

                  e. If the Agreement requires mediation or arbitration to be conducted in a forum other than the State of North Dakota, the requirement may be unenforceable under the North Dakota Franchise Investment Law. Arbitration involving a franchise purchased in the State of North Dakota must be held either in a location mutually agreed upon prior to the arbitration or if the parties cannot agree on a location, the location will be determined by the arbitrator.

                  f. If the Agreement requires payment of a termination penalty, the requirement may be unenforceable under the North Dakota Franchise Investment Law.

                  [REMAINDER OF PAGE LEFT BLANK INTENTIONALLY]

            2. Each provision of this Amendment shall be effective only to the extent that the jurisdictional requirements of the North Dakota Franchise Investment Law, with respect to each such provision, are met independent of this Amendment. This Amendment shall have no force or effect if such jurisdictional requirements are not met.

      IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized representative as of the date first above written.

                                    FRANCHISOR:

                                    Pizzeria Uno Corporation,
                                    a Delaware corporation

ATTEST:
                                    By:_________________________________________
____________________________        Name:_______________________________________
Witness                             Title:______________________________________

                                    FRANCHISEE:

                                    ____________________________________________


                                    By:_________________________________________
_____________________________       Name:_______________________________________
Witness                             Title:______________________________________


                                    By:_________________________________________
_____________________________       Name:_______________________________________
Witness                             Title:______________________________________

                          THE CONTROLLING PRINCIPALS

      Each of the undersigned acknowledges and agrees as follows:

      (1) Each has read the terms and conditions of the Franchise agreement and acknowledges that the execution of this Guaranty and the undertakings of the Controlling Principals in the Franchise agreement are in partial consideration for, and a condition to, the granting of this license, and that Franchisor would not have granted this license without the execution of this Guaranty and such undertakings by each of the undersigned;

      (2) Each is included in the term "The Controlling Principals;"

      (3) Each individually, jointly and severally, makes all of the covenants, representations, warranties and agreements of the Controlling Principals set forth in the Franchise agreement and is obligated to perform thereunder; and

      Operating Principal individually, jointly and severally, makes all of the covenants, representations and agreements of Franchisee and Operating Principal set forth in the Franchise agreement and is obligated to perform hereunder.

ATTEST:                             THE CONTROLLING PRINCIPALS


____________________________        ____________________________________________
Witness                             Name:_______________________________________


____________________________        ____________________________________________
Witness                             Name:_______________________________________


____________________________        ____________________________________________
Witness                             Name:_______________________________________


____________________________        ____________________________________________
Witness                             Name:_______________________________________

                      AMENDMENT TO PIZZERIA UNO CORPORATION
                               FRANCHISE AGREEMENT
                          FOR THE STATE OF RHODE ISLAND

      This Franchise Agreement between ("Franchisee") and Pizzeria Uno Corporation ("Franchisor") dated _____________________, 19___ (the "Agreement") shall be amended by the addition of the following language, which shall be considered an integral part of the Agreement:

            RHODE ISLAND LAW MODIFICATIONS

            1. The Rhode Island Securities Division requires that certain provisions contained in franchise documents be amended to be consistent with Rhode Island law, including the Franchise Investment Act, R.I. Gen. Law. ch. 395 Sec. 19-28.1-1 -19-28.1-34. To the extent that this Agreement contains provisions that are inconsistent with the following, such provisions are hereby amended:

                  a. If this Agreement requires litigation to be conducted in a forum other than the State of Rhode Island, the requirement is void under Rhode Island Franchise Investment Act Sec. 19-28.1-14.

                  b. If this Agreement requires that it be governed by a state's law, other than the State of Rhode Island, to the extent that such law conflicts with Rhode Island Franchise Investment Act it is void under Sec. 19-28.1-14.

                  c. If the Franchisee is required in this Agreement to execute a release of claims or to acknowledge facts that would negate or remove from judicial review any statement, misrepresentation or action that would violate the Act, or a rule or order under the Act, such release shall exclude claims arising under the Rhode Island Franchise Investment Act, and such acknowledgments shall be void with respect to claims under the Act.

                  [REMAINDER OF PAGE LEFT BLANK INTENTIONALLY]

            2. Each provision of this Amendment shall be effective only to the extent that the jurisdictional requirements of the Rhode Island Franchise Investment Act, with respect to each such provision, are met independent of this Amendment. This Amendment shall have no force or effect if such jurisdictional requirements are not met.

      IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized representative as of the date first above written.

                                    FRANCHISOR:

                                    Pizzeria Uno Corporation,
                                    a Delaware corporation

ATTEST:
                                    By:_________________________________________
____________________________        Name:_______________________________________
Witness                             Title:______________________________________

                                    FRANCHISEE:

                                    ____________________________________________


                                    By:_________________________________________
_____________________________       Name:_______________________________________
Witness                             Title:______________________________________


                                    By:_________________________________________
_____________________________       Name:_______________________________________
Witness                             Title:______________________________________

                           THE CONTROLLING PRINCIPALS

      Each of the undersigned acknowledges and agrees as follows:

      (1) Each has read the terms and conditions of the Franchise agreement and acknowledges that the execution of this Guaranty and the undertakings of the Controlling Principals in the Franchise agreement are in partial consideration for, and a condition to, the granting of this license, and that Franchisor would not have granted this license without the execution of this Guaranty and such undertakings by each of the undersigned;

      (2) Each is included in the term "The Controlling Principals;"

      (3) Each individually, jointly and severally, makes all of the covenants, representations, warranties and agreements of the Controlling Principals set forth in the Franchise agreement and is obligated to perform thereunder; and

      Operating Principal individually, jointly and severally, makes all of the covenants, representations and agreements of Franchisee and Operating Principal set forth in the Franchise agreement and is obligated to perform hereunder.

ATTEST:                             THE CONTROLLING PRINCIPALS


____________________________        ____________________________________________
Witness                             Name:_______________________________________


____________________________        ____________________________________________
Witness                             Name:_______________________________________


____________________________        ____________________________________________
Witness                             Name:_______________________________________


____________________________        ____________________________________________
Witness                             Name:_______________________________________

                      AMENDMENT TO PIZZERIA UNO CORPORATION
                               FRANCHISE AGREEMENT
                          FOR THE STATE OF SOUTH DAKOTA

      This Franchise Agreement between ______________________________
("Franchisee") and Pizzeria Uno Corporation ("Franchisor") dated
________________ (the "Agreement") shall be amended by the addition of the following language, which shall be considered an integral part of the Agreement:

            SOUTH DAKOTA LAW MODIFICATIONS

            1. The Director of the South Dakota Division of Securities requires that certain provisions contained in franchise documents be amended to be consistent with South Dakota law, including the South Dakota Franchises for Brand-Name Goods and Services Law, South Dakota Codified Laws, Title 37, Chapter 37-5A-1 through 37-5A-87 (1994). To the extent that the Agreement contains provisions that are inconsistent with the following, such provisions are hereby amended:

                  a. If the Franchisee is required in the Agreement to execute a release of claims or to acknowledge facts that would negate or remove from judicial review any statement, misrepresentation or action that would violate the Law, or a rule or order under the Law, such release shall exclude claims arising under the South Dakota Franchises for Brand-Name Goods and Services Law, and such acknowledgments shall be void with respect to claims under the Law.

                  b. Covenants not to compete upon termination or expiration of the Agreement are generally unenforceable in the state of South Dakota, except in certain limited instances as provided by law. If the Agreement contains a covenant not to compete which is inconsistent with South Dakota law, the covenant may be unenforceable.

                  c. Regardless of the terms of the Agreement concerning termination, if Franchisee fails to meet performance and quality standards or fails to make any royalty payments under the Agreement, Franchisee will be afforded thirty
                        (30) days' written notice with an opportunity to cure the default before termination.

                  d. If the Agreement requires payment of liquidated damages that are inconsistent with South Dakota law, the liquidated damage clauses may be void under SDCL 53-9-5.

                  e. If the Agreement requires litigation to be conducted in a forum other than the State of South Dakota, the requirement is void with respect to any cause of action otherwise enforceable under South Dakota Law.

                  f. If the Agreement requires that it be governed by a state law, other than the State of South Dakota, matters regarding franchise registration, employment, covenants not to compete, and other issues of local concern will be governed by the laws of the State of South Dakota; but as to contractual and all other matters, the Agreement and all provisions of this Amendment will be and remain subject to the application, construction, enforcement, interpretation under the governing law set forth in the Agreement.

                  g. If the Agreement requires that disputes between Franchisor and Franchisee be mediated/arbitrated at a location that is outside the State of South Dakota, the mediation/arbitration will be conducted at a location mutually agreed upon by the parties. If the parties cannot agree on location for the mediation/arbitration, the location shall be determined by the mediator/arbitrator selected.

            2. Each provision of this Amendment shall be effective only to the extent that the jurisdictional requirements of the South Dakota Franchise Investment Law, with respect to each such provision, are met independent of this Amendment. This Amendment shall have no force or effect if such jurisdictional requirements are not met.

      IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized representative as of the date first above written.

                                    FRANCHISOR:

                                    Pizzeria Uno Corporation,
                                    a Delaware corporation

ATTEST:
                                    By:_________________________________________
____________________________        Name:_______________________________________
Witness                             Title:______________________________________

                                    FRANCHISEE:

                                    ____________________________________________


                                    By:_________________________________________
_____________________________       Name:_______________________________________
Witness                             Title:______________________________________


                                    By:_________________________________________
_____________________________       Name:_______________________________________
Witness                             Title:______________________________________

                           THE CONTROLLING PRINCIPALS

      Each of the undersigned acknowledges and agrees as follows:

      (1) Each has read the terms and conditions of the Franchise agreement and acknowledges that the execution of this Guaranty and the undertakings of the Controlling Principals in the Franchise agreement are in partial consideration for, and a condition to, the granting of this license, and that Franchisor would not have granted this license without the execution of this Guaranty and such undertakings by each of the undersigned;

      (2) Each is included in the term "The Controlling Principals;"

      (3) Each individually, jointly and severally, makes all of the covenants, representations, warranties and agreements of the Controlling Principals set forth in the Franchise agreement and is obligated to perform thereunder; and

      Operating Principal individually, jointly and severally, makes all of the covenants, representations and agreements of Franchisee and Operating Principal set forth in the Franchise agreement and is obligated to perform hereunder.

ATTEST:                             THE CONTROLLING PRINCIPALS


____________________________        ____________________________________________
Witness                             Name:_______________________________________


____________________________        ____________________________________________
Witness                             Name:_______________________________________


____________________________        ____________________________________________
Witness                             Name:_______________________________________


____________________________        ____________________________________________
Witness                             Name:_______________________________________

                            AMENDMENT TO PIZZERIA UNO
                               FRANCHISE AGREEMENT
                           FOR THE STATE OF WASHINGTON

      This Franchise Agreement between ______________________________
("Franchisee") and Pizzeria Uno Corporation ("Franchisor") dated
________________ (the "Agreement") shall be amended by the addition of the following language, which shall be considered an integral part of the Agreement:

            WASHINGTON LAW MODIFICATIONS

      1. The Director of the Washington Department of Financial Institutions requires that certain provisions contained in franchise documents be amended to be consistent with Washington law, including the Washington Franchise Investment Protection Act, WA Rev. Code ss.ss. 19.100.010 to 19.100.940 (1991). To the extent that the Agreement contains provisions that are inconsistent with the following, such provisions are hereby amended:

            a. The Washington Franchise Investment Protection Act provides rights to Franchisee concerning nonrenewal and termination of the Agreement. If the Agreement contains a provision that is inconsistent with the Act, the Act will control.

            b. If the Agreement requires Franchisee to execute a release of claims, such release shall exclude claims arising under the Washington Franchise Investment Protection Act; except when the release is executed under a negotiated settlement after the Agreement is in effect and where the parties are represented by independent counsel. If there are provisions in the Agreement that unreasonably restrict or limit the statute of limitations period for claims brought under the Act, or other rights or remedies under the Act, those provisions may be unenforceable.

            c. If the Agreement requires litigation, arbitration, or mediation to be conducted in a forum other than the State of Washington, the requirement may be unenforceable under Washington law. Arbitration involving a franchise purchased in the State of Washington, must either be held in the State of Washington or in a place mutually agreed upon at the time of the arbitration, or as determined by the arbitrator.

            d. If the Agreement requires that it be governed by a state's law, other than the State of Washington, and there is a conflict between the law and the Washington Franchise Investment Protection Act, the Washington Franchise Investment Protection Act will control.

                  [REMAINDER OF PAGE LEFT BLANK INTENTIONALLY]

      2. Each provision of this Amendment shall be effective only to the extent that the jurisdictional requirements of the Washington law applicable to the provision are met independent of this Amendment. This Amendment shall have no force or effect if such jurisdictional requirements are not met.

      IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized representative as of the date first above written.

                                    FRANCHISOR:

                                    Pizzeria Uno Corporation,
                                    a Delaware corporation

ATTEST:
                                    By:_________________________________________
____________________________        Name:_______________________________________
Witness                             Title:______________________________________

                                    FRANCHISEE:

                                    ____________________________________________


                                    By:_________________________________________
_____________________________       Name:_______________________________________
Witness                             Title:______________________________________


                                    By:_________________________________________
_____________________________       Name:_______________________________________
Witness                             Title:______________________________________

                           THE CONTROLLING PRINCIPALS

      Each of the undersigned acknowledges and agrees as follows:

      (1) Each has read the terms and conditions of the Franchise agreement and acknowledges that the execution of this Guaranty and the undertakings of the Controlling Principals in the Franchise agreement are in partial consideration for, and a condition to, the granting of this license, and that Franchisor would not have granted this license without the execution of this Guaranty and such undertakings by each of the undersigned;

      (2) Each is included in the term "The Controlling Principals;"

      (3) Each individually, jointly and severally, makes all of the covenants, representations, warranties and agreements of the Controlling Principals set forth in the Franchise agreement and is obligated to perform thereunder; and

      Operating Principal individually, jointly and severally, makes all of the covenants, representations and agreements of Franchisee and Operating Principal set forth in the Franchise agreement and is obligated to perform hereunder.

ATTEST:                             THE CONTROLLING PRINCIPALS


____________________________        ____________________________________________
Witness                             Name:_______________________________________


____________________________        ____________________________________________
Witness                             Name:_______________________________________


____________________________        ____________________________________________
Witness                             Name:_______________________________________


____________________________        ____________________________________________
Witness                             Name:_______________________________________

                      AMENDMENT TO PIZZERIA UNO CORPORATION
                               FRANCHISE AGREEMENT
                           FOR THE STATE OF WISCONSIN

      This Franchise Agreement between ______________________________
("Franchisee") and Pizzeria Uno Corporation ("Franchisor") dated
___________________ (the "Agreement") shall be amended by the addition of the following language, which shall be considered an integral part of the Agreement:

            WISCONSIN LAW MODIFICATIONS

      1. The Securities Commissioner of the State of Wisconsin requires that certain provisions contained in franchise documents be amended to be consistent with Wisconsin Fair Dealership Law, Wisconsin Statutes, Chapter 135 ("Fair Dealership Law"). To the extent that the Agreement contains provisions that are inconsistent with the following, such provisions are hereby amended:

            a. The Wisconsin Fair Dealership Law, among other things, grants Franchisee the right, in most circumstances, to 90 days' prior written notice of non-renewal and 60 days within which to remedy any claimed deficiencies. If the Agreement contains a provision that is inconsistent with the Wisconsin Fair Dealership Law, the provisions of the Agreement shall be superseded by the Law's requirements and shall have no force or effect.

            b. If the Agreement requires that it be governed by a state's law, other than the State of Wisconsin, to the extent that any provision of the Agreement conflicts with the Wisconsin Fair Dealership Law such provision shall be superseded by the law's requirements.

                  [REMAINDER OF PAGE LEFT BLANK INTENTIONALLY]

      2. Each provision of this Amendment shall be effective only to the extent that the jurisdictional requirements of the Wisconsin law applicable to the provision are met independent of this Amendment. This Amendment shall have no force or effect if such jurisdictional requirements are not met.

      IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized representative as of the date first above written.

                                    FRANCHISOR:

                                    Pizzeria Uno Corporation,
                                    a Delaware corporation

ATTEST:
                                    By:_________________________________________
____________________________        Name:_______________________________________
Witness                             Title:______________________________________

                                    FRANCHISEE:

                                    ____________________________________________


                                    By:_________________________________________
_____________________________       Name:_______________________________________
Witness                             Title:______________________________________


                                    By:_________________________________________
_____________________________       Name:_______________________________________
Witness                             Title:______________________________________

                           THE CONTROLLING PRINCIPALS

      Each of the undersigned acknowledges and agrees as follows:

      (1) Each has read the terms and conditions of the Franchise agreement and acknowledges that the execution of this Guaranty and the undertakings of the Controlling Principals in the Franchise agreement are in partial consideration for, and a condition to, the granting of this license, and that Franchisor would not have granted this license without the execution of this Guaranty and such undertakings by each of the undersigned;

      (2) Each is included in the term "The Controlling Principals;"

      (3) Each individually, jointly and severally, makes all of the covenants, representations, warranties and agreements of the Controlling Principals set forth in the Franchise agreement and is obligated to perform thereunder; and

      Operating Principal individually, jointly and severally, makes all of the covenants, representations and agreements of Franchisee and Operating Principal set forth in the Franchise agreement and is obligated to perform hereunder.

ATTEST:                             THE CONTROLLING PRINCIPALS


____________________________        ____________________________________________
Witness                             Name:_______________________________________


____________________________        ____________________________________________
Witness                             Name:_______________________________________


____________________________        ____________________________________________
Witness                             Name:_______________________________________


____________________________        ____________________________________________
Witness                             Name:_______________________________________

                           PIZZERIA UNO CORPORATION

                             DEVELOPMENT AGREEMENT

                            PIZZERIA UNO CORPORATION

                              DEVELOPMENT AGREEMENT

                          -----------------------------

                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----

I.    DEFINITIONS............................................................1

II.   GRANT AND TERM.........................................................4

III.  FEES AND PAYMENTS......................................................5

IV.   SCHEDULE AND MANNER FOR EXERCISING DEVELOPMENT RIGHTS..................6

V.    PREREQUISITES TO OBTAINING FRANCHISES..................................8

VI.   REPRESENTATIONS, WARRANTIES AND COVENANTS OF DEVELOPER.................8

VII.  CONFIDENTIALITY AND NONCOMPETITION COVENANTS..........................11

VIII. TRANSFER OF INTEREST..................................................13

IX.   CONSENTS AND NONWAIVER................................................17

X.    INDEPENDENT CONTRACTOR................................................17

XI.   DEFAULT, REMEDIES AND TERMINATION.....................................17

XII.  INDEMNIFICATION.......................................................20

XIII. MEDIATION AND LITIGATION..............................................21

XIV.  NOTICES...............................................................23

XV.   SEVERABILITY AND CONSTRUCTION.........................................23

XVI.  ENTIRE AGREEMENT......................................................24

XVII. ACKNOWLEDGMENTS.......................................................25


ATTACHMENT A -    FORM OF FRANCHISE AGREEMENT
ATTACHMENT B -    CONFIDENTIALITY AGREEMENT AND ANCILLARY COVENANTS NOT TO
                  COMPETE
ATTACHMENT C -    STATEMENT OF OWNERSHIP INTERESTS AND DEVELOPER'S PRINCIPALS
ATTACHMENT D -    TERRITORY
ATTACHMENT E -    GUARANTY

                            PIZZERIA UNO CORPORATION
                              DEVELOPMENT AGREEMENT

      This Development Agreement (the "Agreement") is made and entered into this ____ day of _____________, 19__, between Pizzeria Uno Corporation, a Delaware corporation ("Franchisor"), and _________________________________ ("Developer").

                                  WITNESSETH:

      WHEREAS, Franchisor, as the result of the expenditure of time, skill, effort and money, has developed and owns a distinctive System (as hereinafter defined) relating to the establishment and operation of full-service facilities featuring "Chicago Style" deep dish pizza and other products;

      WHEREAS, the distinguishing characteristics of the System include, without limitation, distinctive exterior and interior design, decor, color schemes and furnishings; special recipes and menu items; uniform standards, specifications and procedures for operations; quality and uniformity of products and services offered; procedures for inventory, management and financial controls; training and assistance; and advertising and promotional programs; all of which may be changed, improved and further developed by Franchisor in its sole discretion from time to time;

      WHEREAS, Franchisor identifies the System by means of the Proprietary Marks (as hereinafter defined);

      WHEREAS, Franchisor continues to develop, use and control the use of such Proprietary Marks in order to identify for the public the source of services and products marketed thereunder and under the System, and to represent the System's high standards of quality, appearance and service;

      WHEREAS, Developer wishes to obtain certain development rights to operate Restaurants under the System in the territory described in this Agreement;

      NOW, THEREFORE, the parties, in consideration of the mutual undertakings and commitments set forth herein, the receipt and sufficiency of which are hereby acknowledged, agree as follows:

I.    DEFINITIONS

      "Additional Restaurants" - Restaurants developed and opened by Developer under this Agreement in addition to the cumulative total number of Restaurants which Developer is required to develop and open under the Development Schedule.

      "Affiliate" - Any entity that is, directly or indirectly, controlled by, controlling or under common control with a referenced person or entity.

      "Alternative Distribution Site" -(a) A permanent, temporary or seasonal food service facility (e.g., a kiosk, concession, or multi-brand facility) that will provide a limited number or representative sample of the products and services normally offered by, and be located in a smaller facility than, a Restaurant, including, without limitation, theater concessions, and food court operations, (b) institutional food service sites (e.g., in-flight meals, hospital food services, school cafeterias), and (c) hotel restaurants and in-room hotel dining.

      "Attachments" - Attachments A, B, C, D and E to this Agreement.

      "Business Day" - For the purpose of this Agreement, means any day other than Saturday, Sunday or holidays provided for under applicable Federal law.

      "Conditions" - Requirements which must have been met before the grant of the right by Franchisor to develop each Restaurant shall become effective as follows:

      1. "Operational": Developer and its Affiliates are in compliance with the Development Schedule, this Agreement and any other development agreement between Developer or its Affiliates and Franchisor or its Affiliates. Developer is conducting the operation of its existing Restaurants, if any, and is capable of conducting the operation of the proposed Restaurant (a) in accordance with the terms and conditions of this Agreement, (b) in accordance with the provisions of the respective Franchise Agreements, and
      (c) in accordance with the standards, specifications, and procedures set forth and described in the Manuals (defined in the Franchise Agreement), as such Manuals may be amended from time to time, or otherwise in writing.

      2. "Financial": Developer and the Controlling Principals satisfy Franchisor's then-current financial criteria for developers and controlling principals of Pizzeria Uno restaurants with respect to Developer's operation of its existing Restaurants, if any, and the proposed Restaurant. No Event of Default relating to any monetary obligations owed to Franchisor or its Affiliates under this Agreement, any Franchise Agreement or other agreement between Developer or any of its Affiliates and Franchisor or any of its Affiliates either has (I) occurred and is continuing or (ii) occurred during the twelve (12) months preceding Developer's request for consent, whether or not such Event of Default was cured or curable.

      3. "Legal": Developer has submitted to Franchisor, in a timely manner, all information and documents requested by Franchisor prior to and as a basis for the issuance of individual licenses or pursuant to any right granted to Developer by this Agreement or by any Franchise Agreement, and has taken such additional actions in connection therewith as may be requested by Franchisor from time to time. Developer and the Controlling Principals have been and are faithfully performing all terms and conditions of this Agreement, each of the existing Franchise Agreements and any other agreement among Franchisor, Developer or any of their respective Affiliates.

      4. "Ownership": Neither Developer nor any of its Controlling Principals (as applicable) shall have transferred a Controlling Interest in Developer. The Developer and Controlling Principals upon whom Franchisor has relied to perform the duties under this Agreement shall continue to own and exercise control over a Controlling Interest in Developer.

      "Confidential Information" - Any and all information, knowledge, know-how, methods, trade secrets, techniques, and materials used in or related to the Restaurants or the System which Franchisor may provide to Developer in connection with this Agreement, including, but not limited to, the Manuals, plans and specifications, marketing information and strategies, and site evaluation, selection information and techniques, recipes, and other information communicated in writing and through other means, including, without limitation, electronic media (e.g., CD From, Internet, computer disk or video and audio tape).

      "Controlling Interest" - (a) If Developer is a corporation, that the Controlling Principals, either individually or cumulatively, (I) directly or indirectly own at least fifty-one percent (51%) of the shares of each class of Developer's issued and outstanding capital stock and (ii) be entitled, under its governing documents and under any agreements among the shareholders, to cast a sufficient number of votes to require such corporation to take or omit to take any action which such corporation is required to take or omit to take under this Agreement, or (b) if Developer is a partnership, that the Controlling Principals, either individually or cumulatively, (I) own at least a fifty-one percent (51%) interest in the operating profits and operating losses of the partnership as well as at least a fifty-one percent (51%) ownership interest in the partnership (and at least a fifty-one percent (51%) interest in the shares of each class of capital stock of any corporate general partner) and (ii) be entitled, under its partnership agreement or applicable law, to act on behalf of the partnership without the approval or consent of any other partner or be able to cast a sufficient number of votes to require the partnership to take or omit to take any action which the partnership is required to take or omit to take under this Agreement.

      "Controlling Principals" - Includes, collectively and individually, the Developer's Principals who have been designated by Franchisor as Controlling Principals hereunder. The initial Controlling Principals shall be listed on Attachment C.

      "Deceased" - Developer (if a natural person) or any Controlling Principal (if a natural person) if such person has died during the Term.

      "Developer's Principals" - Includes, collectively and individually, Developer's spouse, (if Developer is an individual), all officers and directors of Developer (including the officers and directors of any general partner) whom Franchisor designates as Developer's Principals and all holders of an ownership interest in Developer or its Affiliates. The initial Developer's Principals shall be listed on Attachment C.

      "Development Periods" - Time periods designated in the Development Schedule during which Developer must establish and begin operation of the number of Restaurants described in the Development Schedule.

      "Development Schedule" - Schedule setting forth the Development Periods and the number of Restaurants which must be established within each Development Period.

      "Event of Default" - Violation or breach by Developer or any of the Controlling or other Principals, as applicable, of any warranty, representation, agreement or obligation described in this Agreement, any amendment hereof or successor hereto or any Franchise Agreement or other agreement between Developer or its Affiliates and Franchisor or its Affiliates. Events of Default include, but are not limited to, those described in Sections XI.A. and B. or Attachment B.

      "Extension Date" - Date ending an additional thirty (30) days following the expiration of the applicable Development Period, including any previous extensions thereof.

      "Former Employer" - Franchisor, its Affiliates or any developer or operator operating under the System which, at the time or in the previous twelve
(12) months, employed an individual in a restaurant managerial position, a multi-unit supervisory position or headquarters staff position (e.g., officer or director level personnel, management information systems personnel or human resources personnel), or key hourly employee position (e.g., trainers, training team members, and opening team members) who was subsequently hired by Developer or a Controlling Principal.

      "Guaranty" - The guaranty of Franchisor's obligations under this Agreement by Controlling Principals, jointly and severally, as described on the Controlling Principals' signature page.

      "Travel Expenses" - Costs and expenses incurred by or assessed in connection with travel in or activities of Franchisor's employees, agents and/or representatives in the Territory, including, without limitation, hotel/lodging, local transportation, meals, and a per diem charge determined by Franchisor in advance, with respect to other incidental expenses incurred by Franchisor's employees, agents and/or representatives including, without limitation, laundry and/or telephone expenses.

      "Indemnitees" - Franchisor, its Affiliates, successors and assigns and each of such entity's respective officers, directors, shareholders, partners, employees, agents, representatives and independent contractors.

      "Losses and Expenses" - Includes, without limitation, all losses, compensatory, exemplary, incidental, consequential or punitive damages, fines, charges, costs, expenses, lost profits, legal fees, court costs, settlement amounts, judgments, compensation for damages to Franchisor's reputation and goodwill, costs of or resulting from delays, financing, costs of advertising material and media time/space and costs of changing, substituting or replacing the same, and any and all expenses of recall, refunds, compensation, public notices and other such amounts incurred in connection with the matters described.

      "Franchise Agreement" - A Pizzeria Uno Corporation Franchise Agreement. The current form of Franchise Agreement is attached as Attachment A.

      "Operating Principal" - The individual or any replacement designated by Developer to serve as the Operating Principal of Developer who Developer acknowledges and agrees shall act as Developer's representative, and shall have the authority to act on behalf of Developer, during the term of this Agreement. The initial Operating Principal shall be listed on Attachment C.

      "Payments" - Any amount, including, but not limited to, fees, contributions and reimbursements that Developer is required to pay to Franchisor under this Agreement.

      "Permanent Disability" - Any physical, emotional or mental injury, illness or incapacity which would prevent a person from performing the obligations set forth in this Agreement or in the Guaranty made part of this Agreement for at least ninety (90) consecutive days and from which condition recovery within ninety (90) days from the date of determination of disability is unlikely.

      "Projected Opening Date" - The date agreed to by Developer and Franchisor, as set forth in the applicable Franchise Agreement for the opening of each Restaurant.

      "Proprietary Marks" -Trade names, service marks, trademarks, emblems and indicia of origin, including, but not limited to, the marks "Pizzeria Uno(R)" and "Uno(R)" and such other trade names, service marks and trademarks as are now designated (and may hereafter be designated by Franchisor in writing) for use in connection with the Restaurants and the System.

      "Publicly-Held Corporation" - A corporation whose equity securities (or a portion of them) are currently being publicly traded on any recognized stock exchange or otherwise pursuant to applicable law.

      "Reserved Area" -Any school campuses and facilities, transportation facilities (e.g., airports, train stations, bus terminals, port authorities), hospitals and other health care facilities, and temporary or periodic mass gathering locations (e.g., stadiums, concert halls) or events designated by Franchisor.

      "Restaurant" - The full-service Pizzeria Uno restaurants identified by the Proprietary Marks and System and established in accordance with this Agreement.

      "System" - Franchisor's distinctive system relating to the establishment and operation of full-service facilities featuring "Chicago Style" deep dish pizza and other products.

      "Taxes" - Any withholding, value-added, remittance or other taxes, duties or other amounts (except taxes measured by Franchisor's net income) that may be imposed upon payments to be made by Developer to Franchisor or its Affiliates.

      "Term" - Time period commencing upon the date of this Agreement and expiring (I) on the date that Developer has successfully developed the Restaurants in accordance with Sections IV.B.(1) and (3) but (ii) not later than the expiration of last Development Period.

      "Territory" - The area described in Attachment D.

      "Transfer" - Any sale, assignment, transfer, conveyance, pledge, hypothecation or encumbrance of any interest in this Agreement, in Developer (including any existing or new securities) or Developer's assets, whether directly or indirectly made, attempted or completed.

      "Two-Year Time Period" - With respect to Developer, two (2) years commencing upon the date of expiration, termination (regardless of the cause for termination) or Transfer of this Agreement; or, with respect to Controlling Principals, two (2) years commencing upon the earlier of: (i) the expiration, termination of, or Transfer of this Agreement or (ii) the time such individual or entity ceases to satisfy the definition of Controlling Principals under this Agreement.

II.   GRANT AND TERM

      A. In reliance on the representations and warranties of Developer and its Controlling Principals, Franchisor hereby grants to Developer and Developer hereby accepts, pursuant to the terms and conditions of this Agreement, the right and obligation to develop a minimum of ( ) Restaurants described in the Development Schedule solely within the Territory.

      B. Except as provided in this Agreement, for so long as no Event of Default has occurred and is continuing, neither Franchisor nor its Affiliates shall establish or authorize any other person or entity, other than Developer, to establish a Restaurant in the Territory during the Term. Notwithstanding the above, Developer and Controlling Principals acknowledge and agree that Franchisor and its Affiliates operate restaurants under the mark "Pizzeria Uno(R)" and under other names and marks, and further agree and acknowledge that the right granted hereby is only for the operation of a Restaurant. Franchisor and its Affiliates retain all other rights, including the right to at any time conduct (or authorize a third party to conduct) the following activities, regardless of proximity to, or the competitive effect on, the Territory or the Assigned Area (as defined in the Franchise Agreement) of any restaurant operated by Developer:
(1) advertise and promote the System and fill customer orders by providing catering and delivery services in the Territory; (2) offer and sell collateral and ancillary products and services which may be similar to those offered by the Pizzeria Uno restaurants in the Territory if offered and sold other than through a Pizzeria Uno restaurant, including, without limitation, pre-packaged food products, wearables and other Pizzeria Uno memorabilia; (3) offer and sell such products and services under the Proprietary Marks in the Territory through any Alternative Distribution Sites; (4) operate a Pizzeria Uno restaurant in any Reserved Area; (5) offer and sell products and services under any other names and marks; and (6) establish and operate a Pizzeria Uno restaurant anywhere outside the Territory.

      C. Unless sooner terminated or extended in accordance with this Agreement, the Term and all rights granted by Franchisor under this Agreement shall expire on the date on which Developer successfully and in a timely manner has exercised all of the development rights and completed the development obligations under this Agreement in accordance with Sections IV.B(1) and (3) but not later than the expiration of last Development Period.

III.  FEES AND PAYMENTS

      A. Developer shall pay to Franchisor a development fee of ________ ($________) immediately upon execution of this Agreement. Seventeen Thousand Five Hundred Dollars ($17,500) of the development fee shall be applied toward the initial franchise fee due Franchisor under each Franchise Agreement executed pursuant hereto, provided, however that in no event shall Franchisor apply the development fee toward such initial franchise fees for Additional Restaurants. The development fee is non-refundable and payable in consideration of the costs and expenses incurred by Franchisor (I) in searching, applying for, prosecuting, contesting, acquiring and maintaining the Proprietary Marks, and (ii) for services of attorneys, accountants, brokers, representatives and other professionals engaged in connection with this Agreement, related agreements and transactions or other matters related thereto.

      B. Developer shall pay to Franchisor immediately upon execution of this Agreement, a Franchise Agreement fee in the amount of Thirty Five Thousand Dollars ($35,000) for the first Restaurant to be developed under this Agreement. Except as otherwise provided herein, all Franchise Agreement fees are deemed fully earned upon payment thereof and are nonrefundable. Such Franchise Agreement fee shall be credited to the Franchise Agreement fee due under such Franchise Agreement.

      C. Any Payment to Franchisor hereunder shall be made free and clear and without deduction for any Taxes.

      D. Developer shall not withhold Payments under this Agreement on grounds of alleged nonperformance by Franchisor hereunder nor shall Developer set off any such payments against amounts owing or allegedly owing by Franchisor to Franchisee. Any Payment not actually received by Franchisor on or before the date due shall be deemed overdue. TIME IS OF THE ESSENCE with respect to all Payments. All unpaid obligations under this Agreement shall bear interest, from the date due until Payment is received by Franchisor, at the U.S. federal funds market interest rate, plus three percent (3%) per annum, or the maximum rate allowed by applicable law, whichever is less. Such interest shall be in addition to any other remedies Franchisor may have. Notwithstanding anything to the contrary contained herein, no provision of this Agreement shall require the payment or permit the collection of interest in excess of the maximum rate allowed by applicable law. If any excess of interest is provided for herein, or shall be adjudicated to be so provided in this Agreement, the provisions of this paragraph shall govern and prevail, and neither Developer nor its Principals shall be obligated to pay the excess amount of such interest. If for any reason interest in excess of the maximum rate allowed by applicable law shall be deemed charged, required or permitted, any such excess shall be applied as a payment and reduction of any other amounts which may be due and owing hereunder, and if no such amounts are due and owing hereunder then such excess shall be repaid to the party that paid such interest.

IV.   SCHEDULE AND MANNER FOR EXERCISING DEVELOPMENT RIGHTS

      A. Developer shall exercise the development rights granted hereunder only by entering into a separate Franchise Agreement with Franchisor for each Restaurant for which a development right is granted. Such Franchise Agreement shall be the then-current form offered by Franchisor. The Franchise Agreement to be executed for the first Restaurant to be developed by Developer under this Agreement shall be executed and delivered to Franchisor concurrently with the execution and delivery of this Agreement and shall be in the form of the Franchise Agreement attached as Attachment A. All subsequent Restaurants developed under this Agreement shall be established and operated pursuant to the form of Franchise Agreement then being used by Franchisor for new franchisees of Pizzeria Uno restaurants under the System. These franchise agreements shall also be included in the term "Franchise Agreement" as used in this Agreement and shall be executed by Developer in accordance with Section IV.C. The then-current form of Franchise Agreement may differ substantially from the form attached.

      B. (1) Acknowledging that TIME IS OF THE ESSENCE, and subject to the requirements of Section V., Developer shall exercise its development rights according to Section IV.A. and according to the Development Schedule:

============================================================================================
                                                     Cumulative Total Number of Restaurants
  Development                                       Located in the Territory Which Developer
    Period    Expiration Date of Development Period     Shall Have Open and in Operation
--------------------------------------------------------------------------------------------
     1.
--------------------------------------------------------------------------------------------
     2.
--------------------------------------------------------------------------------------------
     3.
--------------------------------------------------------------------------------------------
     4.
--------------------------------------------------------------------------------------------
     5.
--------------------------------------------------------------------------------------------
     6.
--------------------------------------------------------------------------------------------
     7.
--------------------------------------------------------------------------------------------
     8.
--------------------------------------------------------------------------------------------
     9.
--------------------------------------------------------------------------------------------
    10.
============================================================================================

            (2) During any of the Development Periods, subject to the terms and conditions of this Agreement, Developer may develop, with Franchisor's prior written consent (which consent may be withheld in its sole discretion), more than the total minimum number of Restaurants which Developer is required to develop during that Development Period. Any Restaurants developed during a Development Period in excess of the minimum number of Restaurants required to be developed upon expiration of that Development Period shall be applied to satisfy Developer's development obligation during the next succeeding Development Period, if any.

            (3) Developer may open, with Franchisor's prior written consent (which consent may be withheld in its sole discretion), Additional Restaurants if (i) Developer develops and has open and operating all of the Restaurants required to be developed under the Development Schedule prior to the expiration of the last Development Period; (ii) Developer notifies Franchisor of its desire to open Additional Restaurants prior to completion of the development and opening of all of the Restaurants required to be developed under the Developmen t Schedule; (iii) Developer and Franchisor agree upon a Projected Opening Date for each Additional Restaurant; (iv) Developer opens at least one Additional Restaurant during each twelve (12) month period following completion of the development and opening of all of the Restaurants required to be developed under the Development Schedule; (v) any Additional Restaurant is open prior to expiration of last Development Period; and (vi) Developer pays to Franchisor, at the time Developer notifies Franchisor of its desire to open any Additional Restaurant, an additional non-refundable pre-paid Franchise Agreement fee of Thirty-Five Thousand Dollars

($35,000) for each Additional Restaurant. Notwithstanding the above, the Term of this Agreement shall expire no later than the end of the last Development Period set forth in the Development Schedule.

            (4) If, during the Term, Developer ceases to operate any Restaurant developed under this Agreement for any reason, Developer shall develop a replacement Restaurant to fulfill Developer's obligation to have open and in operation the required number of Restaurants as required. The replacement Restaurant shall be open and operating upon a date to be agreed upon by the parties; provided, however, in no event shall such date exceed one hundred eighty (180) days after the date of closing of the Restaurant to be replaced. The replacement Restaurant shall be operated pursuant to the same Franchise Agreement as executed for the Restaurant which Developer ceased to operate and the Term of such Franchise Agreement shall not be extended except as otherwise consented to in writing by Franchisor in its sole discretion. Developer shall pay Travel Expenses incurred by Franchisor or its designee associated with the "reopening" of such replacement Restaurant. From the date any Restaurant ceases to operate until the date the replacement Restaurant opens for business, Developer shall pay to Franchisor a monthly fee of two percent (2%) of the average monthly Gross Sales (as defined in the Franchise Agreement) of the closed Restaurant during the twelve (12) month period (or such shorter period if the Restaurant was open less than twelve (12) months) prior to closing. Developer shall also pay to Franchisor a replacement fee to reimburse Franchisor for its costs related to such replacement Restaurant in an amount specified by Franchisor, which amount shall not be less than Five Thousand Dollars ($5,000).

            (5) Developer shall open each Restaurant developed hereunder and shall commence business in accordance with the Development Schedule. If Developer wishes to obtain an extension of the Development Period, Developer may, subject to Franchisor's consent, obtain from Franchisor not more than two
(2) extensions of any Development Period as may be necessary to complete construction and commence operation of such Restaurant. Each extension shall be for an additional thirty (30) day period commencing upon the expiration of the applicable Development Period, including any previous extensions thereof. If an extension of a Development Period is granted by Franchisor, the Projected Opening Date shall be extended to the Extension Date, if necessary. No extension of any Development Period shall affect the duration of any other Development Period or any of Developer's other development obligations. If an extension is requested in the final Development Period, the Term shall not be extended. To request such an extension, Developer shall notify Franchisor in writing at least sixty (60) days prior to the Projected Opening Date of the Restaurant for which Developer will be unable to complete construction and commence operation by the expiration date of the Development Period in which such Restaurant was to have been opened. In such notice Developer shall include a description of the reasons for such failure to develop in a timely manner and the expected date of completion of construction and opening. At the same time Developer provides Franchisor with such notice, Developer shall pay an extension fee equal to a twelfth (12th) of the average annual royalties payable by a franchised Restaurant immediately during the preceding calendar year.

      C. Developer acknowledges that the projected opening dates ("Projected Opening Dates") for each Restaurant set forth below are reasonable and consistent with the requirements of the Development Schedule and Franchise Agreements. Subject to Developer's compliance with Section V. hereof, Developer shall execute a Franchise Agreement for each Restaurant at or prior to the applicable execution date ("Execution Date") set forth below which Franchisor and Licensor agree and acknowledge shall be a date no later than twelve (12) months prior to the Projected Opening Date for the applicable Restaurant.


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V.    PREREQUISITES TO OBTAINING FRANCHISES

      A. Developer and the Controlling Principals understand and acknowledge that the rights and duties set forth in this Agreement are inextricably intertwined, are personal to Developer and its Controlling Principals (as applicable), are non-delegable, and that Franchisor has granted such rights in reliance on the business skill, financial capacity, personal character of, and expectations of performance of the duties hereunder by, Developer and the Controlling Principals. Developer and the Controlling Principals represent to Franchisor that they have entered this Agreement for the purpose and with the intention to fully comply with the obligations hereunder and not for the purpose of reselling the development rights granted herein. Developer and the Controlling Principals understand and agree that this Agreement does not confer upon Developer a right to develop or franchise to operate any Restaurant, but is intended by the parties to set forth the terms and conditions which, if fully satisfied by Developer, shall entitle Developer to obtain the right to develop and operate each Restaurant under an Franchise Agreement within the Territory.

      B. Developer must satisfy each of the Conditions before the grant of right by Franchisor to develop each Restaurant shall become effective. If Franchisor determines, in its sole discretion, that Developer and the Controlling Principals have satisfied all of the Conditions, then Franchisor shall grant to Developer the right to develop each Restaurant pursuant to the Development Schedule. The Conditions shall survive the termination or expiration of this Agreement and shall apply with respect to any Franchise Agreement executed pursuant to this Agreement.

VI.   REPRESENTATIONS, WARRANTIES AND COVENANTS OF DEVELOPER

      Developer and the Controlling Principals, as applicable, make the following representations, warranties and covenants and accept the following obligations:

      A. (1) If Developer is a corporation or a partnership, Developer represents, warrants and covenants that:

                  (a) Developer is duly organized and validly existing under the law of its formation;

                  (b) Developer is duly qualified and is authorized to do business in each jurisdiction in which its business activities or the nature of the properties owned by it require such qualification;

                  (c) Developer's corporate charter or written partnership agreement shall at all times provide that the activities of Developer are confined exclusively to the development and operation of Pizzeria Uno restaurants, unless otherwise consented to by Franchisor in writing;

                  (d) Developer shall not use the Proprietary Marks as part of its corporate or other legal name, and shall obtain Franchisor's consent to any change in corporate or other legal name prior to applying for or filing it with the applicable government authority;

                  (e) The execution of this Agreement and the performance of the transactions contemplated hereby are within Developer's corporate power or permitted under Developer's written partnership agreement, as applicable, and have been duly authorized by Developer;

                  (f) If Developer is a corporation, copies of Developer's Articles of Incorporation, Bylaws, other governing documents, any amendments thereto, resolutions of the Board of Directors authorizing entry into and performance of this Agreement, and any certificates, buy-sell agreements or other documents restricting the sale or Transfer of stock of the corporation, and any other documents as may be reasonably required by Franchisor, shall have been furnished to Franchisor prior to the execution of this Agreement; or, if Developer is a partnership, copies of Developer's written partnership agreement, any buy-sell agreements or other documents restricting the sale or transfer of interests in the partnership, and any other governing documents and any amendments thereto have been furnished to Franchisor, including evidence of consent or approval of the entry into and performance of this Agreement by the requisite number or percentage of partners, if such approval or consent is required by Developer's written partnership agreement;

                  (g) The ownership interests in Developer are accurately and completely described in Attachment C;

                  (h) If Developer is a corporation, Developer shall maintain at all times a current list of all owners of record and all beneficial owners of any class of securities in Developer; or, if Developer is a partnership, Developer shall maintain at all times a current list of all owners of an interest in the partnership (Developer shall immediately provide a copy of the updated list to Franchisor upon the occurrence of any change of ownership and otherwise make its list of owners available to Franchisor upon request);

                  (i) If, after the execution of this Agreement, any person ceases to qualify as one of the Developer's Principals or if any individual succeeds to or otherwise comes to occupy a position which would, upon designation by Franchisor, qualify him as one of Developer's Principals, Developer shall notify Franchisor within five (5) days after any such change and, upon designation of such person by Franchisor as one of Developer's Principals or as a Controlling Principal, as the case may be, Developer and the Controlling Principals shall cause such person to execute such documents and instruments (including, as applicable, this Agreement) as may be required by Franchisor to be executed by others in such positions;

                  (j) If Developer is a corporation, Developer shall maintain stop-transfer instructions against the Transfer on its records of any of its equity securities and each stock certificate representing stock of the corporation shall have conspicuously endorsed upon it a statement in a form satisfactory to Franchisor that it is held subject to all restrictions imposed upon Transfers by this Agreement; provided, however, that the requirements of this Section VI shall not apply to the Transfer of equity securities of a Publicly-Held Corporation. If Developer is a partnership, its written partnership agreement shall provide that ownership of an interest in the partnership is held subject to all restrictions imposed upon Transfers by this Agreement;

                  (k) (i) Developer and, at Franchisor's request, each of the Controlling Principals, have provided Franchisor with the most recent financial statements of Developer and such Controlling Principals. At Franchisor's request, Developer and each Controlling Principal shall provide an annual balance sheet and income statement in a form prescribed by Franchisor (which may be unaudited, unless otherwise requested or required by Franchisor) within twenty (20) days after Franchisor's request. Developer shall prepare all financial statements and reports required under this Agreement and any Franchise Agreement using the same fiscal months and years as used by Franchisor, which Franchisor may change from time to time upon written notice to Developer. Any financial statements provided hereunder shall fairly represent the financial position of Developer and each of the Controlling Principals, as applicable, at the dates indicated therein and with respect to Developer, the results of its operations and its cash flow for the year then ended.

                        (ii) Each of the financial statements mentioned above shall be certified as true, complete and correct by Developer's Treasurer or Chief Financial Officer or the Controlling Principal, as applicable, and shall have been prepared in conformity with generally accepted accounting principles (unless otherwise agreed upon by Franchisor, and in such case, substantially comparable to generally accepted accounting principles) applicable to the respective periods involved and, except as expressly described in the applicable notes, applied on a consistent basis.

                        (iii) No material liabilities, adverse claims, commitments or obligations of any nature exist as of the date of this Agreement, whether accrued, unliquidated, absolute, contingent or otherwise, which are not reflected as liabilities on the financial statements of Developer or such Controlling Principals;

                  (l) Developer shall maintain at all times, during the Term, sufficient working capital to fulfill its obligations under this Agreement.

                  (m) Developer shall cause each of the Developer's Principals, except the Controlling Principals, to execute and bind themselves to the confidentiality and noncompetition covenants set forth in the Confidentiality Agreement and Ancillary Covenants Not to Compete which forms Attachment B to this Agreement (see Section VII.I.) and shall provide Franchisor with executed copies of such covenants within thirty (30) days after execution thereof. Each Controlling Principals shall jointly and severally guarantee Developer's and the Controlling Principals' performance of all of Developer's obligations, covenants and agreements described in this Agreement pursuant to the terms and conditions of the Guaranty contained herein, and shall otherwise bind themselves to the terms of this Agreement as stated herein by executing this Agreement as a Controlling Principal.

                  (n) Developer and the Controlling Principals acknowledge and agree that the representations, warranties and covenants set forth above in
Section VI.A.(1)(a)-(m) are continuing obligations of Developer and the Controlling Principals, as applicable, and that any failure to comply with such representations, warranties and covenants shall constitute a material Event of Default under this Agreement. Developer will cooperate with Franchisor in any efforts made by Franchisor to verify compliance with such representations, warranties and covenants.

            (2) (a) Upon the execution of this Agreement, Developer shall designate and retain an individual to serve as the Operating Principal of Developer. If Developer is an individual, Developer shall perform all obligations of the Operating Principal. The Operating Principal shall, during the entire period he serves as such, meet the following qualifications: (i) devote substantial full time and best efforts to the supervision and conduct of the business contemplated by this Agreement, and (ii) meet Franchisor's educational, experience, financial and such other reasonable standards and criteria for such individual as set forth in the Manuals (as defined in the Franchise Agreement) or otherwise in writing by Franchisor.

                  (b) The Operating Principal may, at its option and subject to the consent of Franchisor, designate an individual to perform the duties and obligations of Operating Principal described herein; provided, that Operating Principal shall take all necessary action to ensure that such designee conducts and fulfills all of the Operating Principal's obligations in accordance with the terms of this Agreement and Operating Principal shall remain fully responsible for such performance.

                  (c) If, during the Term, the Operating Principal or any designee is not able to continue to serve in the capacity of Operating Principal or no longer qualifies to act as such in accordance with this Section VI.(2), Developer shall promptly notify Franchisor and designate a replacement within thirty (30) days after the Operating Principal or such designee ceases to serve or be so qualified, such replacement being subject to the same qualifications and restrictions listed above and to Franchisor's consent. Developer shall provide for interim management of Developer's business in accordance with this Agreement until such replacement is so designated.

            (3) Developer and the Controlling Principals understand that compliance by all developers and operators operating under the System with Franchisor's training, development and operational requirements is an essential and material element of the System and that Franchisor and the developers and operators operating under the System consequently expend substantial time, effort and expense in training management personnel for the development and operation of their respective Pizzeria Uno restaurants. Accordingly, Developer and the Controlling Principals agree that, during the Term and the Two-Year Time Period, Developer or any Controlling Principal shall not designate or employ any individual who is at the time, or was within the preceding twelve (12) months, employed by a Former Employer in a restaurant managerial position, a multi-unit supervisory position or headquarters staff position (e.g., officer or director level personnel, management information systems personnel or human resources personnel), or key hourly employee position (e.g., trainers, training team members and opening team members).

                  (a) If Developer or any Principal violates or causes the violation of this Section VI.A.(3), the Former Employer shall be entitled to be compensated for the reasonable costs and expenses, of whatever nature or kind, incurred by Former Employer related to training such employee. The parties hereto agree that such expenditures may be uncertain and difficult to ascertain and, therefore, agree that the compensation specified herein reasonably represents such expenditures and is not a penalty. Accordingly, the parties agree that the employing Developer or Controlling Principals shall pay to Former Employer an amount equal to the compensation (including salary, bonuses and benefits) of such employee for the twelve (12) month period (or such shorter time, if applicable) immediately prior to the termination of his employment with such Former Employer. Such amount shall be paid to Former Employer by Developer or the applicable Controlling Principal, as the case may be, within thirty (30) days after written notice, unless otherwise agreed with such Former Employer. The rights to such payment shall be in addition to any other remedies Franchisor may have under this Agreement or the Franchise Agreements.

                  (b) The parties hereto expressly acknowledge and agree that no current or former employee of Franchisor, its Affiliates, Developer, or of any other entity operating under the System shall be a third party beneficiary of this Agreement or any provision hereof. Notwithstanding the above, solely for purposes of bringing an action to collect any payment due under this Section VI.A.(3), such Former Employer shall be a third-party beneficiary of this
Section VI.A.(3). Franchisor expressly disclaims any representations and warranties regarding the performance of any employee or former employee of Franchisor, its Affiliates, or any developer or operator operating under the System who is designated or employed by Developer or any Controlling Principal in any capacity, and Franchisor shall not be liable for any losses, of whatsoever nature or kind, incurred by Developer or any Controlling Principal in connection therewith.

      B. Developer shall comply with all requirements of Federal, state and local laws, rules, regulations, and orders. Further, Developer shall in all dealings with its customers, suppliers, and public officials adhere to high standards of honesty, integrity, fair dealing and ethical conduct.

      C. Developer shall additionally refrain from engaging in any action which will cause Franchisor to be in violation of any applicable law.

      D. The Operating Principal (or a substitute attendee approved by Franchisor) shall attend all annual franchisee conventions designated by Franchisor. Developer shall be responsible for all expenses of its Operating Principal (or substitute attendee), including travel, lodging, food and wages, and shall pay a reasonable registration fee as determined by Franchisor.

      E. Developer and the Controlling Principals represent, warrant and covenant that they shall comply with all other requirements and perform such other obligations as provided in this Agreement.

VII.  CONFIDENTIALITY AND NONCOMPETITION COVENANTS

      A. Developer and the Operating Principal covenant that, during the Term, except as otherwise approved in writing by Franchisor, Developer and the Operating Principal (or the approved designee for Operating Principal) shall devote full time, energy and best efforts to carry out the development activities contemplated under this Agreement.

      B. Neither Developer nor any of the Controlling Principals shall, during the Term and thereafter, communicate or divulge to, or use for the benefit of, any other person, persons, partnership, association or corporation, and following the termination or expiration of this Agreement, shall not use for their own benefit, any Confidential Information. Neither Developer nor the Controlling Principals shall at any time, without Franchisor's prior written consent, copy, duplicate, record or otherwise reproduce any Confidential Information, in whole or in part, nor otherwise make the same available to any unauthorized person. The covenant in this Section VII.B shall survive the expiration, termination or Transfer of this Agreement or any interest herein and shall be perpetually binding upon Developer and each of the Controlling Principals.

      C. Developer and the Controlling Principals acknowledge that, pursuant to this Agreement, Developer and the Controlling Principals will receive valuable training and Confidential Information which are beyond the present skills and experience of Developer, the Controlling Principals and Developer's managers and employees. Developer and the Controlling Principals acknowledge that such specialized training and Confidential Information provide a competitive advantage and will be valuable to them in the development and operation of the Restaurants and that gaining access to such specialized training and Confidential Information is, therefore, a primary reason for entering into this Agreement. In consideration for such specialized training, Confidential Information and rights, Developer and the Controlling Principals covenant that, except as otherwise consented to in writing by Franchisor, with respect to Developer during the Term (or with respect to each of the Controlling Principals, during the Term for so long as such individual or entity satisfies the definition of "Controlling Principals"), neither Developer nor any of the Controlling Principals shall, either directly or indirectly, for themselves, through, on behalf of or in conjunction with any person(s), partnership or corporation: (1) divert, or attempt to divert, any business or customer of the business described hereunder to any competitor, by direct or indirect inducement or otherwise, or do or perform, directly or indirectly, any other act injurious or prejudicial to the goodwill associated with the Proprietary Marks and the System; or (2) own, maintain, operate, engage in, or have any financial or beneficial interest in (including any interest in corporations, partnerships, trusts, unincorporated associations or joint ventures), advise, assist or make loans to, any business at any location within the United States or any foreign jurisdiction where Franchisor or its Affiliates have registered or sought to register any of the Proprietary Marks, that is of a character and concept similar to the Restaurant, including (i) a casual dining restaurant business, as such market segment is defined pursuant to then-current industry standards, and
(ii) any food service business which offers pizza as a primary menu item.

      D. During the Two-Year Time Period, neither Developer nor any of the Controlling Principals shall, either directly or indirectly, for themselves or through, on behalf of or in conjunction with any person(s), partnership or corporation: (1) divert, or attempt to divert, any business or customer of the business described hereunder to any competitor, by direct or indirect inducement or otherwise, or do or perform, directly or indirectly, any other act injurious or prejudicial to the goodwill associated with Franchisor's Proprietary Marks and the System; or (2) own, maintain, operate, engage in or have any financial or beneficial interest in (including any interest in corporations, partnerships, trusts, unincorporated associations or joint ventures), advise, assist or make loans to, any business that is of a character and concept similar to the Restaurant, including (I) a casual dining restaurant business, as such market segment is defined pursuant to then-current industry standards, and (ii) any food service business which offers pizza as a primary menu item; which business is, or is intended to be, located within the Territory or within a ten (10)-mile radius of the location of any Pizzeria Uno restaurant or Pizzeria Uno food service facility in existence or under construction (or where land has been purchased or a lease has been executed for the construction of a Pizzeria Uno restaurant or other Pizzeria Uno food service facility) as of the earlier of:
(a) the expiration or termination of, or the transfer of all of Developer's interest in, this Agreement; or (b) the time the Controlling Principal ceases to satisfy the definition of Developer's Principal, as applicable.

      E. Sections VII.C.(2) and D.(2) shall not apply to ownership of less than a one percent (1%) beneficial interest in the outstanding equity securities of any Publicly-Held Corporation.

      F. The parties acknowledge and agree that each of the covenants contained herein are (I) reasonable limitations as to time, geographical area, and scope of activity to be restrained and do not impose a greater restraint than is necessary to protect the goodwill or other business interests of Franchisor and
(ii) shall be construed as independent of any other covenant or provision of this Agreement. If all or any portion of a covenant in this Section VII. is held unreasonable or unenforceable by a court or agency having jurisdiction in an unappealed final decision to which Franchisor is a party, Developer and the Controlling Principals shall be bound by any lesser covenant subsumed within the terms of such covenant that imposes the maximum duty permitted by law, as if the resulting covenant were separately stated in and made a part of this Section.

      G. Franchisor shall have the right, in its sole discretion, to reduce the scope of any covenant set forth in Section VII., or any portion thereof, without consent, effective immediately upon notice to Developer. Developer and the Controlling Principals agree that they shall immediately comply with any covenant as so modified, which shall be fully enforceable notwithstanding the provisions of Section XVI.

      H. No claim that Developer and any Controlling Principal may have against Franchisor, whether or not arising from this Agreement, shall constitute a defense to the enforcement by Franchisor of the covenants in this Section VII.

      I. At Franchisor's request, Developer shall require and obtain execution of covenants substantially in the form set forth in Attachment B from any personnel of Developer who have received or will have access to Confidential Information or training from Franchisor. All of Developer's Principals not required to sign this Agreement as a Controlling Principal also must execute such covenants. Developer shall provide Franchisor with executed copies of such covenants within thirty (30) days after execution thereof. At Franchisor's option and in its sole discretion, such covenants shall either (I) be executed by Franchisor or (ii) provide that Franchisor is a third party beneficiary with the independent right to enforce the terms of the covenants. Notwithstanding the foregoing, Franchisor reserves the right, in its sole discretion, to decrease the period of time or geographic scope of the noncompetition covenant set forth in Attachment B or eliminate such noncompetition covenant altogether for any party that is required to execute such agreement under this Section VII.

      J. Developer and the Controlling Principals acknowledge that a violation of this Section VII would result in irreparable injury to Franchisor for which no adequate remedy at law may be available, and Developer and the Controlling Principals accordingly consent to the issuance of an injunction prohibiting any conduct in violation of this Section VII without the necessity of showing actual or threatened harm, likelihood of success on the merits of the claims and without being required to furnish a bond or other security. Developer and the Controlling Principals agree to pay all court costs and reasonable legal fees incurred by Franchisor in obtaining specific performance, injunctive relief or any other remedy available to Franchisor for any violation of the requirements of this Section VII.

      For breach of the covenants in Section VII.B., which are made in consideration of the specialized training and Confidential Information described above, and due to the difficulty of establishing the precise amount of damages for breach of these covenants, in addition to the other remedies provided for in this Agreement or otherwise available to Franchisor, Developer and Developer's Principals who committed such breach jointly and severally agree to pay Franchisor the amount of Five Hundred Thousand Dollars ($500,000) per occurrence.

      For breach of the covenants in Sections VII.C. and VII.D., which are made in consideration of the specialized training and Confidential Information described above, and due to the difficulty of establishing the precise amount of damages for breach of these covenants, in addition to the other remedies provided for in this Agreement or otherwise available to Franchisor, Developer and Developer's Principals who committed such breach jointly and severally agree to pay Franchisor the amount of Five Thousand Dollars ($5,000) per day for each day the breach continues.

      Developer and Developer's Principals agree that each of them shall be liable under this Section VII regardless of whether the breach was negligently or willfully caused. The parties agree that the foregoing amounts are a reasonable estimation of the damages that would be incurred by Franchisor for breach of such covenants. The parties further agree that Franchisor shall be entitled to select the damage formulae provided above, or pursue any other right or remedy provided or permitted by law or this Agreement and that, in any event, payment to Franchisor of any amount provided for under this paragraph shall not constitute an election of remedies by Franchisor or excuse to the performance of Developer's obligations under this Agreement.

VIII. TRANSFER OF INTEREST

      A. Franchisor shall have the right to transfer or assign this Agreement and all or any part of its rights or obligations herein to any person or legal entity without Developer's consent. Specifically, and without limitation to the foregoing, Developer expressly affirms and agrees that Franchisor may sell its assets, the Proprietary Marks or the System to a third party; may offer its securities privately or publicly; may merge, spin-off, acquire other corporations, or be acquired by another corporation; may undertake a refinancing, recapitalization, leveraged buyout or other economic or financial restructuring; and, with regard to any or all of the above sales, assignments and dispositions, Developer expressly and specifically waives any claims, demands or damages against Franchisor arising from or related to the transfer of the Proprietary Marks (or any variation thereof) or the System from Franchisor to any other party. Upon any such transfer, the transferee shall be solely responsible for all obligations and duties arising subsequent to such transfer. Nothing contained in this Agreement shall require Franchisor to remain in the business of operating or licensing the operation of Pizzeria Uno restaurants or other restaurant businesses or to offer any services or products, whether or not bearing the Proprietary Marks, to Developer, if Franchisor exercises its rights hereunder to assign its rights in this Agreement.

      B. (1) Developer and the Controlling Principals understand and acknowledge that the rights and duties set forth in this Agreement are personal to Developer and that Franchisor has granted such rights in reliance on the business skill, financial capacity and personal character of Developer and the Controlling Principals and with the expectation that the duties and obligations contained in this Agreement will be performed by Developer and those Controlling Principals signing this Agreement. Accordingly, neither Developer nor any Controlling Principal, nor any successor or assign of Developer or any Controlling Principal, shall cause or effectuate a Transfer of any direct or indirect interest in this Agreement, any interest in Developer, or the assets of Developer or the Restaurant, without the prior written consent of Franchisor; provided, however, that Franchisor's prior written consent shall not be required for a Transfer of less than a one percent (1%) interest in a Publicly-Held Corporation. Developer and the Controlling Principals acknowledge the importance of this Section VIII.B.(1) and further acknowledge that any deviation from this
Section VIII.B.(1) will damage Franchisor and the system, which damage is difficult to quantify. Accordingly, the parties agree that in the event Developer or the Controlling Principals breach this Section VIII.B.(1), Developer and the Controlling Principals shall pay to Franchisor as liquidated damages and not as a penalty, an amount equal to (I) two times the average annual royalty fees payable by Developer for the two year period immediately preceding the breach, or Two Hundred Thousand Dollars ($200,000), whichever is greater. Liquidated damages under this Section VIII.B.(1) shall be paid to Franchisor within five (5) days of receipt of notice from Franchisor. The imposition of liquidated damages pursuant to this Section VIII.B.(1) shall be at Franchisor's option. Franchisor is not required to impose liquidated damages under this Section VIII.B.(1) and may, in addition or in lieu thereof, pursue other remedies, including termination of this Agreement pursuant to Section XI.B.(8). Payment to Franchisor of any amount provided for in this Section VII.B.(1) shall not constitute an election of remedies by Franchisor of any amount provided for in this Section VII.B.(1) or an excuse for performance of Developer's obligations hereunder.

            (2) If Developer or any Controlling Principal wishes to cause or effectuate a Transfer, transferor and the proposed transferee shall apply to Franchisor for its consent not later than thirty (30) days prior to the anticipated closing date of the transfer. Franchisor may, in its sole discretion, require any or all of the following as conditions of its consent:

                  (a) All the accrued monetary obligations of Developer and its Affiliates and all other outstanding obligations to Franchisor and its Affiliates arising under this Agreement or any Franchise Agreement or other agreement, and Developer shall have satisfied all trade accounts and other debts, of whatsoever nature or kind, in a timely manner;

                  (b) No Event of Default shall have occurred and be continuing, and no event shall have occurred which with the giving of notice or lapses of time, or both, would constitute an Event of Default, and Developer shall have substantially and timely complied with all the terms and conditions of this Agreement and any Franchise Agreement between Franchisor or its Affiliates and Developer or its Affiliates;

                  (c) The transferor and its principals, as applicable, shall have executed a general release, in a form satisfactory to Franchisor, of any and all claims against Franchisor, its Affiliates, and each of such entity's respective officers, directors, shareholders, partners, agents, representatives, independent contractors and employees, in their corporate and individual capacities, including, without limitation, claims arising under this Agreement, any Franchise Agreement and any other agreement between Developer and Franchisor or any of their Affiliates or under Federal, state or local laws, rules, and regulations or orders;

                  (d) The transferee shall demonstrate to Franchisor's satisfaction that transferee meets the criteria considered by Franchisor when reviewing a prospective developer's application for development rights, including, but not limited to, Franchisor's educational, managerial and business standards, transferee's good moral character, business reputation, credit rating, aptitude and ability to conduct the business contemplated hereunder, financial resources and capital for operation of the business, and the geographic proximity of other territories with respect to which transferee has been granted development rights or of other Pizzeria Uno restaurants operated by transferee, if any;

                  (e) The transferee shall (as directed by Franchisor): (I) execute the form of development agreement then being offered to new System developers or a revised form of this Agreement, as Franchisor deems appropriate, and such other ancillary agreements as Franchisor may require, which agreements shall supersede this Agreement and Attachments in all respects and the terms of which agreements may differ from the terms of this Agreement, and if the transferee is a corporation or partnership, transferee's shareholders, partners or other investors, as applicable, shall also execute such agreements as transferee's principals, and guarantee the performance of all such obligations, covenants and agreements; or (ii) enter into a written agreement, in a form prescribed by Franchisor, assuming full, unconditional, joint and several liability for and agreeing to perform from the date of the transfer, all obligations, covenants and agreements of Developer in this Agreement and Attachments; and, if transferee is a corporation or a partnership, transferee's shareholders, partners or other investors, as applicable, shall also execute such agreement as transferee's principals, and guarantee the performance of all such obligations, covenants and agreements; and transferee shall provide to Franchisor any other evidence deemed necessary by Franchisor to determine that the terms of the agreements described above have been or will be satisfied and are true and correct on the date of Transfer;

                  (f) Developer shall pay, at the time of the request for Transfer, a transfer fee of Ten Thousand Dollars ( $10,000), or such greater amount as is reasonably necessary to reimburse Franchisor for its reasonable costs and expenses associated with reviewing the application to transfer, including, without limitation, legal and accounting fees;

                  (g) Developer shall have opened and continue to operate the Restaurants required to be opened at the time of the proposed Transfer, but not less than the number of Restaurants required to be opened during the first three
(3) Development Periods of the Development Schedule; and

                  (h) The transferor shall remain liable for all of the obligations to Franchisor in connection with this Agreement incurred prior to the effective date of the Transfer and shall execute any and all instruments reasonably requested by Franchisor to evidence such liability.

            (3) Developer acknowledges and agrees that each of the above conditions is reasonable and necessary to ensure such transferee's performance of the obligations hereunder.

      C. In the event the proposed Transfer is to a corporation formed solely for the convenience of ownership, or the transfer of less then a controlling interest in Developer, Franchisor's consent may be conditioned upon any of the require ments in Section VIII.B., except that the requirements in Sections VIII.B.(2)(d), (e), (f) and (g) shall not apply. With respect to a transfer to a corporation formed for the convenience of ownership, Developer shall be the owner of all the voting stock or interest of the corporation, and if Developer is more than one individual, each individual shall have the same proportionate ownership interest in the corporation as he had in Developer prior to the transfer.

      D. (1) If Developer or a Controlling Principal wishes to cause or effectuate a Transfer pursuant to any bona fide offer received from a third party, then such proposed transferor shall promptly notify Franchisor in writing of each such offer, and shall provide such information and documentation relating to the offer as Franchisor may require. Franchisor shall have the right and option, exercisable within sixty (60) days after receipt of such written notification and copies of all documentation requested by Franchisor describing the terms of such offer, to notify the transferor in writing that Franchisor intends to acquire the transferor's interest on the same terms and conditions offered by the third party. Unless otherwise agreed in writing, closing on Franchisor's acquisition must occur within the later of sixty (60) days from the date of notice to the transferor of the Franchisor's election to acquire or sixty (60) days after the date Franchisor receives and obtains all necessary permits and approvals to complete such acquisition as determined by Franchisor. Any material change in the terms of any offer shall constitute a new offer subject to the same rights and options of Franchisor as in the case of an initial offer. Failure of Franchisor to exercise the right of first refusal afforded by this Section VIII.D. shall not constitute a waiver of any other provision of this Agreement, including all of the requirements of this Section
VIII. relating to a proposed Transfer.

            (2) If the offer from a third party provides for payment of consideration other than cash or involves certain intangible benefits, Franchisor may elect to purchase such interest for the reasonable equivalent in cash. If the parties cannot agree within a reasonable time on such a reasonable equivalent in cash, then such amount shall be determined by two (2) appraisers, with each party selecting one (1) appraiser, and the average of their determinations shall be final and binding. In the event of such appraisal, each party shall bear its own legal and other costs and shall share equally the appraisers' fees and the appraisal costs. In the event that Franchisor exercises its right of first refusal herein provided, it shall have the right to set off
(I) all amounts due from Developer for all appraisers' fees and appraisal costs and (ii) all amounts due from Developer or any of its Affiliates against any payment due Franchisor or its Affiliates.

      E. (1) Upon the death of Developer (if a natural person) or any Controlling Principal, the executor, administrator or other personal representative of the Deceased shall transfer such interest to a third party in accordance with the conditions described in this Section VIII.E. within twelve
(12) months after the death. If no personal representative is designated or appointed or no probate proceedings are instituted with respect to the estate of the Deceased, then the distributee of such interest must be approved by Franchisor. If the distributee is not approved by Franchisor, then the distributee shall transfer such interest to a third party approved by Franchisor within twelve (12) months after the death of the Deceased.

            (2) Upon the Permanent Disability of Developer (if a natural person) or any Controlling Principal who is a natural person and who has an interest in this Agreement or in Developer, Franchisor may, in its sole discretion, require such interest to be transferred to a third party approved by Franchisor within six (6) months after notice to Developer. Permanent Disability shall be determined upon examination of the person by a licensed practicing physician selected by Franchisor; or, if the person refuses to submit to an examination, then such person shall be automatically deemed permanently disabled as of the date of such refusal for the purpose of this Section VIII.E. The costs of any examination required by this Section shall be paid by Franchisor.

            (3) Upon the death or claim of Permanent Disability of Developer or any Controlling Principal, Developer or a representative of Developer shall notify Franchisor of such death or claim of Permanent Disability within fifteen
(15) days of its occurrence. Any Transfer upon death or Permanent Disability shall be subject to the terms and conditions described in this Section VIII. for any inter vivos Transfer. Developer and each Controlling Principal shall have the right to seek consent to a Transfer of their respective interest to a proposed successor prior to the death or claim of Permanent Disability by Developer or the Controlling Principal, as applicable. If Developer or any Controlling Principal, as applicable, desires to obtain consent to any proposed successor in interest prior to the death or claim of Permanent Disability, Developer or the Controlling Principal, as applicable, shall submit to Franchisor such information and documentation concerning such proposed successor required by Franchisor in the Manuals or other written directives. Franchisor may, in its sole discretion, require compliance with any of the terms and conditions described in this Section for any inter vivos Transfer.

      F. Franchisor's consent to a Transfer of any interest in Developer or in this Agreement shall not constitute a waiver of any claims it may have against the transferring party, nor shall it be deemed a waiver of Franchisor's right to demand exact compliance with any of the terms of this Agreement by the transferee.

      G. Securities of, or partnership interests in, Developer may be offered to the public by private offering or otherwise only with the prior written consent of Franchisor. All materials required for such offering by Federal or state law shall be submitted to Franchisor for a limited review prior to being filed with any governmental agency, official or authority. Any materials to be used in any exempt offering shall be submitted to Franchisor for such review prior to their use. No offering by Developer shall imply (by use of the Proprietary Marks or otherwise) that Franchisor is participating in an underwriting, issuance or offering of Developer's or Franchisor's securities or the securities of any Affiliate of Franchisor. Franchisor's review of any offering materials shall be limited solely to the subject of the relationship between Developer and Franchisor and its Affiliates. Franchisor may require Developer's offering materials to contain a written statement prescribed by Franchisor concerning the limitations described in the preceding sentence. Developer, its Principals and the other participants in the offering shall indemnify Franchisor, its Affiliates and each of such entity's respective officers, directors, shareholders, partners, agents, representatives, independent contractors and employees in connection with the offering. For each proposed offering, Developer shall pay to Franchisor a nonrefundable charge of Ten Thousand Dollars ($10,000), or such greater amount as is reasonably necessary to reimburse Franchisor for its reasonable costs and expenses associated with reviewing the proposed offering materials, including, without limitation, legal and accounting fees. Developer shall give Franchisor written notice at least thirty (30) days prior to the date of commencement of any offering or other transaction covered by this Section.

      H. Developer and each of its Controlling Principals, as applicable, may cause or effectuate a Transfer by and amongst themselves with Franchisor's prior written consent. Franchisor's consent may be conditioned on compliance with
Section VIII.B.(2); except that, such Transfer shall not be subject to Sections VIII.B.(2)(d), (e), (f) and (g).

      I. If any person holding an interest in Developer (other than Developer or a Controlling Principal), which parties shall be subject to the provisions set forth in Section VIII.B. above, Transfers such interest, Developer shall promptly notify Franchisor of such proposed Transfer and shall provide such information relative thereto as Franchisor may reasonably request prior to such Transfer. Such transferee must have good moral character and business reputation, have an acceptable credit rating, and may not be one of Franchisor's competitors. Such transferee will be a Developer's Principal and as such shall execute a Confidentiality Agreement and Ancillary Covenants Not To Compete in the form then required by Franchisor, which form shall be in substantially the same form attached hereto as Attachment B (see Section VII.I.). Franchisor also reserves the right to designate the transferee as one of the Controlling Principals.

IX.   CONSENTS AND NONWAIVER

      A. Whenever this Agreement requires the prior consent of Franchisor, Developer shall make a timely written request to Franchisor and such consent shall be obtained in writing. Franchisor shall not unreasonably withhold its consent, except as otherwise provided herein.

      B. Franchisor makes no warranties or guarantees upon which Developer may rely and assumes no liability or obligation to Developer or any third party to which it would not otherwise be subject, by providing any waiver, approval, advice, consent or suggestion to Developer in connection with this Agreement, or by reason of any neglect, delay or denial of any request therefor.

      C. No delay, waiver, omission or forbearance on the part of Franchisor to exercise any right, option, duty or power arising out of any breach or default by Developer or the Controlling Principals under this Agreement shall constitute a waiver by Franchisor to enforce any such right, option, duty or power against Developer or the Controlling Principals, or as to a subsequent breach or default by Developer or the Controlling Principals. Acceptance by Franchisor of any payments due to it hereunder subsequent to the time at which such payments are due shall not be deemed to be a waiver by Franchisor of any preceding breach by Developer or the Controlling Principals of any terms, provisions, covenants or conditions of this Agreement.

X.    INDEPENDENT CONTRACTOR

      A. The parties acknowledge and agree that this Agreement does not create a fiduciary relationship between them, that Developer shall be an independent contractor and that nothing in this Agreement is intended to constitute either party an agent, legal representative, subsidiary, joint venturer, partner, employee, joint employer or servant of the other for any purpose.

      B. During the Term, Developer shall hold itself out to the public as an independent contractor conducting its development operations pursuant to development rights granted by Franchisor. Developer agrees to take such action as shall be necessary to that end, including, without limitation, exhibiting a notice of that fact in a conspicuous place in any Restaurant established under any Franchise Agreement for the purposes hereunder, the content and form of which Franchisor reserves the right to specify in writing.

      C. Developer understands and agrees that nothing in this Agreement authorizes Developer or any of the Controlling Principals to make any contract, agreement, warranty or representation on Franchisor's behalf, or to incur any debt or other obligation in Franchisor's name and that Franchisor shall in no event assume liability for, or be deemed liable under this Agreement as a result of, any such action or for any act or omission of Developer or any of the Controlling Principals or any claim or judgment arising therefrom.

XI.   DEFAULT, REMEDIES AND TERMINATION

      A. Developer shall be in material default under this Agreement and all rights granted herein shall automatically terminate without notice to Developer upon the following Events of Default: (1) if Developer becomes insolvent or makes a general assignment for the benefit of creditors or files a voluntary petition under any bankruptcy law or under any similar law or statute or admits in writing its inability to pay its debts when due; (2) if Developer is adjudicated bankrupt or insolvent in proceedings filed against Developer under any bankruptcy law or any similar law or statute; (3) if a bill in equity or other proceeding for the appointment of a receiver of Developer or other custodian for Developer's business or assets is filed and consented to by Developer, or if a receiver or other custodian (permanent or temporary) of Developer's assets or property, or any part thereof, is appointed by any court of competent jurisdiction; (4) if proceedings for a composition with creditors are instituted by or against Developer; (5) if a final judgment against Developer remains unsatisfied or of record for thirty (30) days or longer (unless an appeal bond is filed); (6) if Developer is dissolved; (7) if execution is levied against Developer's business or property; (8) if suit to foreclose any lien or mortgage against the premises or equipment of any business operated hereunder or under any Franchise Agreement is instituted and not dismissed within thirty (30) days; or

(9) if the real or personal property of any business operated hereunder or under any Franchise Agreement shall be sold after levy by any sheriff, marshal, constable or other government official.

      B. Developer shall be in material default and Franchisor may, at its option, terminate this Agreement and all rights granted hereunder, subject only to any opportunity to cure provided below, effective immediately upon written notice to Developer, upon the occurrence of any of the following Events of
Default:

            (1) If Developer or any of its Affiliates fails, refuses or neglects promptly to pay when due any monetary obligation owing to Franchisor or any of its Affiliates under this Agreement, any Franchise Agreement or any other agreement and does not cure such default within ten (10) days following notice from Franchisor (or such other applicable cure period contained in such other agreement, unless no cure period is stated or such period is less than ten (10) days, in which case the ten (10) day cure period shall apply);

            (2) If Developer fails to comply with the Development Schedule (or any extension thereof approved by Franchisor in writing), if any, or if Developer fails to develop a replacement Restaurant as described in Section IV.B.(4);

            (3) If Developer fails to execute each Franchise Agreement in accordance with Section IV. (or any extension thereof granted by Franchisor in writing);

            (4) If Developer or any of the Controlling Principals is convicted of, or shall have entered a plea of nolo contendere to, a felony, a crime involving moral turpitude or any other crime or offense that Franchisor believes is reasonably likely to have an adverse effect on the System, the Proprietary Marks, the goodwill associated herewith or Franchisor's interest therein;

            (5) If a threat or danger to public health or safety results from the construction, maintenance or operation of any Restaurant developed under this Agreement;

            (6) If Developer fails to designate a qualified replacement Operating Principal or designee appointed by Operating Principal all as required under Section VI.A.(2);

            (7) If Developer or any of the Controlling Principals breach in any material respect any of the representations, warranties and covenants in Section VI.A.;

            (8) If Developer or any of the Controlling Principals causes or effectuates a Transfer of any rights or obligations under this Agreement, an interest in Developer, or the assets of Developer, without first obtaining Franchisor's written consent pursuant to Section VIII.B. or offering Franchisor a right of first refusal with respect to such Transfer pursuant to Section VIII.D.;

            (9) If Developer or any of the Controlling Principals fails to comply with the covenants in Section VII., or if Developer fails to obtain the execution of the covenants required under Section VII.I. within thirty (30) days following Franchisor's request that Developer obtain the execution of such covenants;

            (10) If an approved Transfer upon death or Permanent Disability is not effected within the time period and in the manner prescribed by Section VIII.E.;

            (11) If Developer misuses or makes any unauthorized use of the Proprietary Marks or otherwise materially impairs the goodwill associated therewith or with the System or Franchisor's rights therein and does not cure such default within twenty-four (24) hours following notice from Franchisor;

            (12) If Developer or any of the Controlling Principals commit in any twelve (12) month period during the Term three (3) or more Events of Default under this Agreement or two (2) Events of Default that relate to the payment of monies owed to Franchisor or its Affiliates, whether or not such Events of Default are of the same or different nature and whether or not such Events of Default are curable or are cured by Developer after notice by Franchisor; and

            (13) If Developer or any of Affiliates fails or refuses to comply with any terms and conditions of any Franchise Agreement between Franchisor or its Affiliates and Developer or its Affiliates, and does not cure such default within any notice and cure period provided for in such Franchise Agreement following notice from Franchisor of such default (unless no cure period is specified, in which case the notice and cure period in Section XI.C shall apply.

      C. Except as provided in Sections XI.A. and B., if Developer fails to comply with any other term or condition imposed by this Agreement, any Franchise Agreement or any other development or Franchise Agreement between Developer and Franchisor, as such may from time to time be amended, Franchisor may terminate this Agreement by giving written notice of termination stating the nature of such default to Developer at least thirty (30) days prior to the effective date of termination; provided, however, that Developer may avoid termination by immediately initiating a remedy to cure such default and curing it to Franchisor's satisfaction within the thirty (30) day period and by promptly providing proof thereof to Franchisor. Subject to Section XI.D., if any such default is not cured within the specified time, or such longer period as applicable law may require, Developer's rights under this Agreement shall terminate without further notice to Developer effective immediately upon the expiration of the thirty (30) day period or such longer period as applicable law may require.

      D. Upon default by Developer under Section XI.B. or C., Franchisor may, in its sole discretion, in addition to exercising its option to terminate this Agreement as provided in Sections XI.B. and C., to do any one or more of the following: (1) terminate or modify any territorial rights granted to Developer in Section II.B.; (2) reduce the geographic area in which such territorial rights have been granted; (3) reduce the number of Restaurants which Developer may establish pursuant to Section IV.B.(1); or (4) pursue any other remedy Franchisor may have at law or in equity.

      E. (1) Upon the termination or expiration of this Agreement, Developer shall have no right to establish or operate any Restaurant for which an Franchise Agreement has not been executed by Franchisor and delivered to Developer and the Franchise Agreement fee paid by Developer to Franchisor at the time of termination or expiration of this Agreement.

            (2) If Franchisor exercises any of its rights in Section XI.D., or if this Agreement otherwise expires or terminates, Franchisor shall be entitled to establish, and to license others to establish, Restaurants in the Territory or in the portion thereof no longer part of the Territory or pursuant to any other modification of Developer's territorial rights, except as may be otherwise provided under any Franchise Agreement which is then in effect between Franchisor and Developer or any approved Developer's Affiliate.

      F. Franchisor's exercise of any of its options under Section XI.D. shall not constitute a waiver by Franchisor of its option to terminate this Agreement at any time with respect to an Event of Default of a similar or different nature.

      G. No Event of Default under this Agreement shall constitute a default under any Franchise Agreement between the parties (including any approved Developer's Affiliate) hereto, unless the default is also a default under the terms of such Franchise Agreement.

      H. Upon default of Developer and the early termination of this Agreement, Franchisor shall have the right to purchase the assets of all of the Restaurants opened pursuant to Franchise Agreements executed under the terms of this Agreement. The terms and conditions of the purchase transaction, including but not limited to, the purchase price for the assets of such Restaurants, shall be determined in accordance with the provisions contained in the applicable Franchise Agreement permitting the Franchisor to purchase, at its option, such assets upon termination or expiration of the Franchise Agreement.

      I. Upon termination or expiration of this Agreement, Developer and the Controlling Principals shall comply with the restrictions on Confidential Information contained in Section VII.B. and the covenants contained in Section VII.D. Any other person required to execute similar covenants pursuant to
Section VII.I. shall also comply with such covenants.

      J. No right or remedy herein conferred upon or reserved to Franchisor is exclusive of any other right or remedy provided or permitted by law or in equity. All rights and remedies of the parties to this Agreement shall be cumulative to, and not alternative to or exclusive of, any other rights or remedies which are provided for herein or which may be available at law or in equity. The rights and remedies of the parties shall be continuing and shall not be exhausted by any one or more uses thereof and may be exercised at any time or from time to time as often as may be expedient. Any option or election to enforce any such right or remedy may be exercised or taken at any time and from time to time. The expiration, earlier termination or exercise of Franchisor's rights pursuant to Section XI. of this Agreement shall not discharge or release Developer or any of the Controlling Principals from any liability or obligation then accrued, or any liability or obligation continuing beyond, or arising out of, the expiration, the earlier termination or the exercise of such rights under this Agreement. Developer and the Controlling Principals shall pay all court costs and reasonable attorneys' fees incurred by Franchisor in obtaining any remedy available to Franchisor for any violation of this Agreement.

XII.  INDEMNIFICATION

      A. Developer and each of the Controlling Principals shall, at all times, defend with counsel of Franchisor's choosing, indemnify and hold harmless to the fullest extent permitted by law the Indemnitees from all Losses and Expenses incurred in connection with any action, suit, proceeding, claim, demand, investigation or inquiry (formal or informal), or any settlement thereof (whether or not a formal proceeding or action has been instituted) which arises out of or is based upon any of the following: (1) the infringement, alleged infringement, or any other violation or alleged violation by Developer or any of the Developer's Principals of any patent, mark, copyright or other proprietary right owned or controlled by third parties (except as such may occur with respect to any rights to use the Proprietary Marks, any copyrights or other proprietary information granted to Developer or its Affiliates under an Franchise Agreement); (2) the violation, breach or asserted violation or breach by Developer or any of the Developer's Principals of any federal, state or local law, regulation, ruling, standard or directive, or any industry standard; (3) libel, slander or any other form of defamation of Franchisor, the System, or any developer or operator under the System, by Developer or by any of the Developer's Principals; (4) the violation or breach by Developer or by any of the Controlling Principals of any warranty, representation, agreement or obligation in this Agreement or in any Franchise Agreement or other agreement between Developer or its Affiliates and Franchisor or its Affiliates, or the officers, directors, shareholders, partners, agents, representatives, independent contractors and employees thereof; (5) Developer's failure to obtain the covenants required by Section VII.I hereof or, if obtained, the breach of such covenants; (and (6) acts, errors or omissions of Developer, any of Developer's Affiliates and any of the Developer's Principals and the officers, directors, shareholders, partners, agents, independent contractors, servants, employees and representatives of Developer, its Affiliates and Principals in connection with the performance of the development activities contemplated under this Agreement or the establishment and operation of any Restaurant pursuant to an Franchise Agreement.

      B. Developer and each of the Controlling Principals shall give Franchisor immediate notice of any such action, suit, proceeding, claim, demand, inquiry or investigation. At the expense and risk of Developer and each of the Controlling Principals, Franchisor may elect to control (but under no circumstance is obligated to undertake), and designate counsel of its own choosing (at Developer's and the Controlling Principals' expense) with respect to, the defense and/or settlement of any such action, suit, proceeding, claim, demand, inquiry or investigation. Such an undertaking by Franchisor shall, in no manner or form, diminish the obligation of Developer and each of the Controlling Principals to indemnify the Indemnitees and to hold them harmless.

      C. In order to protect persons or property, its reputation or goodwill, or the reputation or goodwill of others, Franchisor may, at any time and without notice, as it, in its judgment deems appropriate, consent or agree to settlements or take such other remedial or corrective action as it deems expedient with respect to the action, suit, proceeding, claim, demand, inquiry or investigation if, in Franchisor's sole judgment, there are reasonable grounds to believe that: (1) any of the acts or circumstances enumerated in Section XII.A. above has occurred; or (2) any act, error or omission as described in
Section XII.A.(5) may result directly or indirectly in damage, injury or harm to any person or any property.

      D. All Losses and Expenses incurred under this Section XII. shall be chargeable to and paid by Developer or any of the Controlling Principals pursuant to its obligations of indemnity under this Section XII, regardless of any action, activity or defense undertaken by Franchisor or the subsequent success or failure of such action, activity or defense.

      E. The Indemnitees do not assume any liability whatsoever for acts, errors or omissions of those with whom Developer, any of the Developer's Principals, Developer's Affiliates or their respective officers, directors, shareholders, partners, agents, representatives, independent contractors and employees of Developer or its Affiliates, may contract, regardless of the purpose. Developer and each of the Controlling Principals shall hold harmless and indemnify the Indemnitees for all Losses and Expenses which may arise out of any acts, errors or omissions of Developer, the Developer's Principals and their respective Affiliates, or any of the officers, directors, shareholders, partners, agents, representatives, independent contractors and employees of Developer or its Affiliates and any such third parties without limitation and without regard to the cause or causes thereof or the negligence (whether such negligence be sole, joint or concurrent or active or passive) or strict liability of Franchisor or any other party or parties arising in connection therewith.

      F. Under no circumstances shall the Indemnitees be required or obligated to seek recovery from third parties or otherwise mitigate their losses to maintain a claim against Developer or any of the Controlling Principals. Developer and each of the Controlling Principals agree that the failure to pursue such recovery or mitigate loss will not reduce the amounts recoverable from Developer or any of the Controlling Principals by the Indemnitees.

      G. Developer and the Controlling Principals expressly agree that the terms of this Section XII. shall survive the termination, expiration or transfer of this Agreement or any interest herein.

XIII. MEDIATION AND LITIGATION

      A. FRANCHISOR, DEVELOPER AND THE CONTROLLING PRINCIPALS AGREE TO SUBMIT ANY CLAIM, CONTROVERSY OR DISPUTE ARISING OUT OF OR RELATING TO THIS AGREEMENT (AND ATTACHMENTS) OR THE RELATIONSHIP CREATED BY THIS AGREEMENT TO NON-BINDING MEDIATION PRIOR TO COMMENCING LITIGATION OR INITIATING ANY OTHER PROCEEDING WITH RESPECT TO SUCH CLAIM, CONTROVERSY OR DISPUTE. THE MEDIATION SHALL BE CONDUCTED THROUGH EITHER AN INDIVIDUAL MEDIATOR OR A MEDIATOR CHOSEN BY A MEDIATION SERVICES ORGANIZATION OR BODY, EXPERIENCED IN THE MEDIATION OF DISPUTES BETWEEN FRANCHISORS AND FRANCHISEES, AGREED UPON BY THE PARTIES AND, FAILING SUCH AGREEMENT WITHIN A REASONABLE PERIOD OF TIME AFTER EITHER PARTY HAS NOTIFIED THE OTHER OF ITS DESIRE TO SEEK MEDIATION OF ANY CLAIM, CONTROVERSY OR DISPUTE (NOT TO EXCEED FIFTEEN (15) DAYS), THROUGH THE AMERICAN ARBITRATION ASSOCIATION (OR ANY SUCCESSOR ORGANIZATION) IN ACCORDANCE WITH ITS RULES GOVERNING MEDIATION, AT FRANCHISOR'S PRINCIPAL PLACE OF BUSINESS. THE COSTS AND EXPENSES OF MEDIATION, INCLUDING COMPENSATION AND EXPENSES OF THE MEDIATOR (EXCEPT FOR THE ATTORNEYS' FEES INCURRED BY EITHER PARTY), SHALL BE BORNE BY THE PARTIES EQUALLY. IF THE PARTIES ARE UNABLE TO RESOLVE THE CLAIM, CONTROVERSY OR DISPUTE WITHIN NINETY
(90) DAYS AFTER THE MEDIATOR HAS BEEN CHOSEN, THEN EITHER PARTY MAY FILE SUIT IN ACCORDANCE WITH SECTION XIII.B, BELOW. NOTWITHSTANDING THE FOREGOING, FRANCHISOR MAY BRING AN ACTION (1) FOR MONIES OWED, (2) FOR INJUNCTIVE OR OTHER EXTRAORDINARY RELIEF, OR (3) INVOLVING THE POSSESSION OF OR TO SECURE OTHER RELIEF RELATING TO THE RESTAURANT PREMISES, IN A COURT HAVING JURISDICTION AND IN ACCORDANCE WITH SECTION XIII.G. BELOW, WITHOUT FIRST SUBMITTING SUCH ACTION TO MEDIATION.

      B. WITH RESPECT TO ANY CLAIMS, CONTROVERSIES OR DISPUTES WHICH ARE NOT FINALLY RESOLVED THROUGH MEDIATION OR AS OTHERWISE PROVIDED ABOVE, DEVELOPER AND THE CONTROLLING PRINCIPALS HEREBY IRREVOCABLY SUBMIT THEMSELVES TO THE FEDERAL DISTRICT COURT OF MASSACHUSETTS, FIRST CIRCUIT. DEVELOPER AND THE CONTROLLING PRINCIPALS HEREBY WAIVE ALL QUESTIONS OF PERSONAL JURISDICTION FOR THE PURPOSE OF CARRYING OUT THIS PROVISION. DEVELOPER AND THE CONTROLLING PRINCIPALS FURTHER AGREE THAT VENUE FOR ANY PROCEEDING RELATING TO OR ARISING OUT OF THIS AGREEMENT SHALL BE SUFFOLK COUNTY, MASSACHUSETTS; PROVIDED, HOWEVER, WITH RESPECT TO ANY ACTION (1) FOR MONIES OWED, (2) FOR INJUNCTIVE OR OTHER EXTRAORDINARY RELIEF OR
(3) INVOLVING POSSESSION OR DISPOSITION OF, OR OTHER RELIEF RELATING TO, REAL PROPERTY, FRANCHISOR MAY BRING SUCH ACTION IN ANY STATE OR FEDERAL DISTRICT COURT WHICH HAS JURISDICTION. WITH RESPECT TO ALL CLAIMS, CONTROVERSIES, DISPUTES OR ACTIONS RELATED TO THIS AGREEMENT OR THE RELATIONSHIP CREATED THEREBY, THIS AGREEMENT AND ANY SUCH RELATED CLAIMS, CONTROVERSIES, DISPUTES OR ACTIONS SHALL BE GOVERNED, ENFORCED AND INTERPRETED UNDER MASSACHUSETTS LAW (EXCEPT FOR MASSACHUSETTS CHOICE OF LAW RULES).

      C. DEVELOPER, THE CONTROLLING PRINCIPALS AND FRANCHISOR ACKNOWLEDGE THAT THE PARTIES' AGREEMENT REGARDING APPLICABLE STATE LAW AND FORUM SET FORTH IN
SECTION XIII.B ABOVE PROVIDE EACH OF THE PARTIES WITH THE MUTUAL BENEFIT OF UNIFORM INTERPRETATION OF THIS AGREEMENT AND ANY DISPUTE ARISING OUT OF THIS AGREEMENT OR THE PARTIES' RELATIONSHIP CREATED BY THIS AGREEMENT. EACH OF DEVELOPER, THE CONTROLLING PRINCIPALS AND FRANCHISOR FURTHER ACKNOWLEDGES THE RECEIPT AND SUFFICIENCY OF MUTUAL CONSIDERATION FOR SUCH BENEFIT AND THAT EACH PARTY'S AGREEMENT REGARDING APPLICABLE STATE LAW AND CHOICE OF FORUM HAVE BEEN NEGOTIATED FOR IN GOOD FAITH AND ARE PART OF THE BENEFIT OF THE BARGAIN REFLECTED BY THIS AGREEMENT.

      D. DEVELOPER AND THE CONTROLLING PRINCIPALS AGREE THAT NO ACTION, PROCEEDING OR REQUEST FOR RELIEF ARISING OUT OF OR RELATING TO THIS AGREEMENT (AND ATTACHMENTS) OR THE RELATIONSHIP CREATED BY THIS AGREEMENT SHALL BE BROUGHT AGAINST FRANCHISOR'S AFFILIATES OR PARENT CORPORATION(S), IT BEING THE INTENT THAT SUCH CLAIMS BE RESOLVED DIRECTLY AND SOLELY WITH FRANCHISOR.

      E. DEVELOPER, THE CONTROLLING PRINCIPALS AND FRANCHISOR ACKNOWLEDGE THAT THE EXECUTION OF THIS AGREEMENT AND ACCEPTANCE OF THE TERMS BY THE PARTIES OCCURRED IN WEST ROXBURY, MASSACHUSETTS, AND FURTHER ACKNOWLEDGE THAT THE PERFORMANCE OF CERTAIN OBLIGATIONS OF FRANCHISEE ARISING UNDER THIS AGREEMENT, INCLUDING, BUT NOT LIMITED TO, THE PAYMENT OF MONIES DUE HEREUNDER, SHALL OCCUR IN WEST ROXBURY, MASSACHUSETTS.

      F. WITHOUT LIMITING ANY OF THE FOREGOING, FRANCHISOR RESERVES THE RIGHT, AT ANY TIME, TO CREATE A DISPUTE RESOLUTION PROGRAM AND RELATED SPECIFICATIONS, STANDARDS, PROCEDURES AND RULES FOR THE IMPLEMENTATION THEREOF TO BE ADMINISTERED BY FRANCHISOR OR ITS DESIGNEES FOR THE BENEFIT OF ALL DEVELOPERS CONDUCTING BUSINESS UNDER THE SYSTEM. THE STANDARDS, SPECIFICATIONS, PROCEDURES AND RULES FOR SUCH DISPUTE RESOLUTION PROGRAM SHALL BE TRANSMITTED TO DEVELOPER IN WRITING, ON EITHER A VOLUNTARY OR MANDATORY BASIS, DEVELOPER AND THE CONTROLLING PRINCIPALS SHALL COMPLY WITH ALL SUCH STANDARDS, SPECIFICATIONS, PROCEDURES AND RULES IN SEEKING RESOLUTION OF ANY CLAIMS, CONTROVERSIES OR DISPUTES WITH OR INVOLVING FRANCHISOR OR OTHER DEVELOPERS OR FRANCHISEES, IF APPLICABLE UNDER THE PROGRAM. IF SUCH DISPUTE RESOLUTION PROGRAM IS MADE MANDATORY, THEN DEVELOPER AND THE CONTROLLING PRINCIPALS AND FRANCHISOR AGREE TO SUBMIT ANY CLAIMS, CONTROVERSIES OR DISPUTES ARISING OUT OF OR RELATING TO THIS AGREEMENT (AND ATTACHMENTS) OR THE RELATIONSHIP CREATED BY THIS AGREEMENT FOR RESOLUTION IN ACCORDANCE WITH SUCH DISPUTE RESOLUTION PROGRAM PRIOR TO SEEKING RESOLUTION OF SUCH CLAIMS, CONTROVERSIES OR DISPUTES IN THE MANNER DESCRIBED IN SECTIONS XIII.B-D. (PROVIDED THAT THE PROVISIONS OF SECTION XIII CONCERNING FRANCHISOR'S RIGHT TO SEEK RELIEF IN A COURT FOR CERTAIN ACTIONS INCLUDING FOR INJUNCTIVE OR OTHER EXTRAORDINARY RELIEF SHALL BE NOT SUPERSEDED OR AFFECTED BY THIS SECTION XIX.E.) OR IF SUCH CLAIM, CONTROVERSY OR DISPUTE RELATES TO ANOTHER DEVELOPER OR FRANCHISEE, DEVELOPER AGREES TO PARTICIPATE IN THE PROGRAM AND SUBMIT ANY SUCH CLAIMS, CONTROVERSIES OR DISPUTES IN ACCORDANCE WITH THE PROGRAM'S STANDARDS, SPECIFICATIONS, PROCEDURES AND RULES, PRIOR TO SEEKING RESOLUTION OF SUCH CLAIM BY ANY OTHER JUDICIAL OR LEGALLY AVAILABLE MEANS.

      G. DEVELOPER AND THE CONTROLLING PRINCIPALS HEREBY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO OR CLAIM OF ANY PUNITIVE, EXEMPLARY, INCIDENTAL, INDIRECT, SPECIAL, CONSEQUENTIAL OR OTHER DAMAGES (INCLUDING, WITHOUT LIMITATION, LOSS OF PROFITS) AGAINST FRANCHISOR, ITS AFFILIATES, AND THEIR RESPECTIVE OFFICERS, DIRECTORS, SHAREHOLDERS, PARTNERS, AGENTS, REPRESENTATIVES, INDEPENDENT CONTRACTORS, SERVANTS AND EMPLOYEES, IN THEIR CORPORATE AND INDIVIDUAL

CAPACITIES, ARISING OUT OF ANY CAUSE WHATSOEVER (WHETHER SUCH CAUSE BE BASED IN CONTRACT, NEGLIGENCE, STRICT LIABILITY, OTHER TORT OR OTHERWISE) AND AGREE THAT IN THE EVENT OF A DISPUTE, DEVELOPER AND THE CONTROLLING PRINCIPALS SHALL BE LIMITED TO THE RECOVERY OF ANY ACTUAL DAMAGES SUSTAINED BY IT. IF ANY OTHER TEM OF THIS AGREEMENT IS FOUND OR DETERMINED TO BE UNCONSCIONABLE OR UNENFORCEABLE FOR ANY REASON, THE FOREGOING PROVISIONS OF WAIVER BY AGREEMENT OF PUNITIVE, EXEMPLARY, INCIDENTAL, INDIRECT, SPECIAL, CONSEQUENTIAL OR OTHER DAMAGES (INCLUDING, WITHOUT LIMITATION, LOSS OF PROFITS) SHALL CONTINUE IF FULL FORCE AND EFFECT.

      H. FRANCHISOR, DEVELOPER AND THE CONTROLLING PRINCIPALS HEREBY AGREE THAT NO FORM OF PROCEEDING PERMITTED HEREBY WILL BE MAINTAINED BY ANY PARTY TO ENFORCE ANY LIABILITY OR OBLIGATION OF THE OTHER PARTY, WHETHER ARISING FROM THIS AGREEMENT OR OTHERWISE, UNLESS BROUGHT BEFORE THE EXPIRATION OF THE LATER
OF: (I) ONE (1) YEAR AFTER THE DATE OF DISCOVERY OF THE FACTS RESULTING IN SUCH LIABILITY OR OBLIGATION, OR (II) TWO (2) YEARS AFTER THE DATE OF THE FIRST ACT OR OMISSION GIVING RISE TO THE ALLEGED LIABILITY OR OBLIGATION.

XIV.  NOTICES

      Any and all notices required or permitted under this Agreement shall be in writing and shall be personally delivered or sent by expedited delivery service or certified or registered mail, return receipt requested, first-class postage prepaid, or sent by prepaid facsimile, telegram or telex (provided that the sender confirms the facsimile, telegram or telex by sending an original confirmation copy by certified or registered mail or expedited delivery service within three (3) Business Days after transmission) to the respective parties at the following addresses unless and until a different address has been designated by written notice to the other party:

      Notices to Franchisor:       Pizzeria Uno Corporation
                                   100 Charles Park Road
                                   West Roxbury, Massachusetts 02132-4985
                                   Attention: General Counsel
                                   Facsimile: (617) 323-7170

      Notices to Developer and     _________________________________
      the Controlling Principals:  _________________________________
                                   _________________________________
                                   Attention: ______________________
                                   Facsimile: ______________________

      Any notice shall be deemed to have been given at the time of personal delivery or receipt, or, in the case of facsimile, telegram or telex, upon transmission (provided confirmation is sent as described above); provided, however, that if delivery is rejected, delivery shall be deemed to have been given at the time of such rejection.

XV.   SEVERABILITY AND CONSTRUCTION

      A. Except as expressly provided to the contrary herein, each portion, section, part, term and provision of this Agreement shall be considered severable; and if, for any reason, any portion, section, part, term or provision is determined to be invalid and contrary to, or in conflict with, any existing or future law or regulation by a court or agency having jurisdiction, this shall not impair the operation of, or have any other effect upon, the other portions, sections, parts, terms or provisions of this Agreement that may remain otherwise intelligible, and the latter shall continue to be given full force and effect and bind the parties. Any invalid portions, sections, parts, terms or provisions shall be deemed not to be part of this Agreement and there shall be automatically added such portion, section, part, term or provision as similar as possible to that which was severed which shall be valid and not contrary to or in conflict with any law or regulation. Notwithstanding the above, if any of the provisions of this Agreement concerning the protection of Franchisor's Proprietary Marks is determined in any manner to be null, void or unenforceable under the Franchise Agreement, Franchisor may terminate this Agreement immediately upon notice to Developer.

      B. Except as expressly provided to the contrary herein, nothing in this Agreement is intended, nor shall be deemed, to confer upon any person or legal entity other than Developer, Franchisor, and such of their respective officers, directors, personnel successors and assigns as may be contemplated (and, as to Developer, authorized by Section VIII.), any rights or remedies under or as a result of this Agreement.

      C. All captions in this Agreement are intended solely for the convenience of the parties and shall not affect the meaning or construction of any provision of this Agreement. Such captions shall not be deemed to govern, limit, modify or in any other manner affect the scope, meaning or intent of the provisions of this Agreement or any part thereof nor shall such captions otherwise be given any legal effect.

      D. All references to the masculine, neuter or singular shall be construed to include the masculine, feminine, neuter or plural, where applicable. Without limiting the obligations individually undertaken by the Controlling Principals under this Agreement, all acknowledgments, promises, covenants, agreements and obligations made or undertaken by Developer in this Agreement shall be deemed, jointly and severally, undertaken by all of the Controlling Principals.

      E. This Agreement may be executed in counterparts and each copy so executed shall be deemed an original.

      F. This Agreement shall not become effective until signed by an authorized officer of Franchisor.

      G. Each reference in this Agreement to a corporation or partnership shall be deemed to also refer to a limited liability company and any other entity or organization similar thereto. Each reference to the organizational documents, equity owners, directors, and officers of a corporation in this Agreement shall be deemed to refer to the functional equivalents of such organizational documents, equity owners, directors, and officers, as applicable, in the case of a limited liability company or any other entity or organization similar thereto.

      H. Any obligation of Developer or the Controlling Principals that contemplates performance of such obligation after termination or expiration of this Agreement or any Transfer shall be deemed to survive such termination, expiration or transfer, including the provisions of this Section XV.

      I. DEVELOPER, THE CONTROLLING PRINCIPALS AND FRANCHISOR ACKNOWLEDGE THAT VARIOUS PROVISIONS OF THIS AGREEMENT SPECIFY CERTAIN MATTERS THAT ARE WITHIN THE DISCRETION OR JUDGMENT OF FRANCHISOR OR ARE OTHERWISE TO BE DETERMINED UNILATERALLY BY FRANCHISOR. IF THE EXERCISE OF FRANCHISOR'S DISCRETION OR JUDGMENT AS TO ANY SUCH MATTER IS SUBSEQUENTLY CHALLENGED, THE PARTIES TO THIS AGREEMENT EXPRESSLY DIRECT THE TRIER OF FACT THAT FRANCHISOR'S RELIANCE ON A BUSINESS REASON IN THE EXERCISE OF ITS DISCRETION OR JUDGMENT IS TO BE VIEWED AS A REASONABLE AND PROPER EXERCISE OF SUCH DISCRETION OR JUDGMENT, WITHOUT REGARD TO WHETHER OTHER REASONS FOR ITS DECISION MAY EXIST AND WITHOUT REGARD TO WHETHER THE TRIER OF FACT WOULD INDEPENDENTLY ACCORD THE SAME WEIGHT TO THE BUSINESS REASON.

XVI.  ENTIRE AGREEMENT

      This Agreement, the documents referred to herein and the Attachments hereto, constitute the entire, full and complete agreement between Franchisor and Developer and the Controlling Principals concerning the subject matter hereof and shall supersede all prior related agreements between Franchisor and Developer and the Controlling Principals. Except for those permitted to be made unilaterally by Franchisor hereunder, no amendment, change or variance from this Agreement shall be binding on either party unless mutually agreed to by the parties and executed by their authorized officers or agents in writing.

XVII. ACKNOWLEDGMENTS

      A. Developer and Controlling Principals acknowledge that they have each conducted an independent investigation of the business venture contemplated by this Agreement and recognize that the success of this business venture involves substantial business risks and will largely depend upon the ability of Developer and Controlling Principals. Franchisor expressly disclaims making, and Developer and Controlling Principals acknowledge that they have not received or relied on any warranty or guarantee, express or implied, as to the potential volume, profits, expenses or success of the business venture contemplated by this Agreement.

                                                    Initials:________/__________

      B. Developer and Controlling Principals acknowledge that they have received, read and understand this Agreement and the related Attachments and Agreements and that Franchisor has afforded them sufficient time and opportunity to consult with advisors, attorneys and accountants selected by them about the potential benefits and risks of entering into this Agreement.

                                                    Initials:________/__________

      C. Developer and Controlling Principals acknowledge that they received a complete copy of this Agreement and all related Attachments and agreements at least five (5) business days prior to the date on which this Agreement was executed. Developer and Controlling Principals further acknowledge that they have received the disclosure document required by the Trade Regulation Rule of the Federal Trade Commission entitled "Disclosure Requirements and Prohibitions Concerning Franchising and Business Opportunity Ventures" at least ten (10) business days prior to the date on which this Agreement was executed.

Initials:________/__________

      D. This Agreement is not a franchise or license agreement and does not grant to Developer any right or license to operate a Restaurant, distribute goods or services, or any right to use or interest in the Proprietary Marks.

                                                    Initials:________/__________

      IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement on the day and year first above written.

                                    Franchisor:

                                    Pizzeria Uno Corporation
                                    a Delaware corporation
ATTEST:

_______________________________     By:___________________________________

_______________________________     By:___________________________________


                                    DEVELOPER:


                                    ______________________________________

                                    By:___________________________________
_____________________________       Name:_________________________________
Witness                             Title:________________________________

                                    By:___________________________________
_____________________________       Name:_________________________________
Witness                             Title:________________________________

                            CONTROLLING PRINCIPALS

      Each of the undersigned acknowledges and agrees as follows:

      (1) Each has read the terms and conditions of the Development Agreement and acknowledges that the execution of this Guaranty and the undertakings of the Controlling Principals in the Development Agreement are in partial consideration for, and a condition to, the granting of the development rights in the Development Agreement, and that Franchisor would not have granted such rights without the execution of this Guaranty and such undertakings by each of the undersigned;

      (2) Each is included in the term "The Controlling Principals;"

      (3) Each individually, jointly and severally, makes all of the covenants, representations, warranties and agreements of the Controlling Principals set forth in the Development Agreement and is obligated to perform thereunder; and

      Operating Principal individually, jointly and severally, makes all of the covenants, representations and agreements of Developer and Operating Principal set forth in the Development Agreement and is obligated to perform hereunder.

ATTEST:                          THE CONTROLLING PRINCIPALS:


____________________________     _________________________________________
Witness                          *Name:___________________________________

____________________________     _________________________________________
Witness                          Name:____________________________________

____________________________     _________________________________________
Witness                          Name:____________________________________

____________________________     _________________________________________
Witness                          Name:____________________________________

*     Denotes individual who is Developer's Operating Principal

                                 ATTACHMENT A

                            PIZZERIA UNO CORPORATION

                               FRANCHISE AGREEMENT

                                  ATTACHMENT B

        CONFIDENTIALITY AGREEMENT AND ANCILLARY COVENANTS NOT TO COMPETE


      This Agreement is made and entered into this ____ day of ________________, 19__, ____________________ ("Developer") and ______________________
("Covenantor").

                                    RECITALS

      WHEREAS, Pizzeria Uno Corporation ("Franchisor"), as the result of the expenditure of time, skill, effort and money, developed and owns a distinctive system (the "System") for the development and operation of full-service restaurants under the name and mark "Pizzeria Uno(R) " ("Restaurants"); and

      WHEREAS, the System includes, but is not limited to, certain trade names, service marks, trademarks, symbols, logos, emblems and indicia of origin, including, but not limited to, the marks "Pizzeria Uno(R)" and "Uno(R)" and such other trade names, service marks, trademarks, symbols, logos, emblems and indicia of origin as Franchisor may develop in the future to identify for the public in certain countries the source of services and products marketed under such marks ("Proprietary Marks") and under the System and representing the System's high standards of quality, appearance and service and distinctive exterior and interior design, decor, color scheme and furnishings, as well as special recipes and menu items; uniform standards, specifications and procedures for operations; quality and uniformity of products and services offered; procedures for inventory and management and financial control; training and assistance; and advertising and promotional programs ("Trade Secrets"); all of which may be changed, improved and further developed by Franchisor from time to time and are used by Franchisor in connection with the operation of the System; and

      WHEREAS, the Proprietary Marks and Trade Secrets provide economic advantages to Franchisor and are not generally known to, and are not readily ascertainable by proper means by, Franchisor's competitors who could obtain economic value from knowledge and use of the Proprietary Marks and Trade Secrets; and

      WHEREAS, Franchisor has taken and intends to take all reasonable steps to maintain the confidentiality and secrecy of the Trade Secrets; and

      WHEREAS, Franchisor has granted Developer the limited right to develop Restaurants using the System, the Proprietary Marks and the Trade Secrets for the period defined in the development agreement made and entered into on _________________, 19____ ("Development Agreement"), by and between Franchisor and Developer; and

      WHEREAS, Franchisor and Developer have agreed in the Development Agreement on the importance to Franchisor and to Developer and other licensed users of the System of restricting the use, access and dissemination of the Trade Secrets; and

      WHEREAS, it will be necessary for certain employees, agents, independent contractors, officers, directors and interest holders of Developer, or any entity having an interest in Developer to have access to and to use some or all of the Trade Secrets in the management and operation of Developer's business using the System; and

      WHEREAS, Developer has agreed to obtain from those individuals and entities written agreements protecting the Trade Secrets and the System against unfair competition; and

      WHEREAS, Covenantor wishes to remain, or wishes to become, employed by or associated with of Developer; and

      WHEREAS, Covenantor wishes and needs to receive and use the Trade Secrets in the course of his employment or association in order to effectively perform his services for Developer; and

      WHEREAS, Covenantor acknowledges that receipt of and the right to use the Trade Secrets constitutes independent valuable consideration for the representations, promises and covenants made by Covenantor herein;

      NOW, THEREFORE, in consideration of the mutual covenants and obligations contained herein, the parties agree as follows:

Confidentiality Agreement

      1. Franchisor and/or Developer shall disclose to Covenantor some or all of the Trade Secrets relating to the System. All information and materials, including, without limitation, any manuals, drawings, specifications, techniques and compilations of data which Franchisor provides to Developer and/or Covenantor shall be deemed confidential Trade Secrets for the purposes of this Agreement.

      2. Covenantor shall receive the Trade Secrets in confidence and shall, at all times, maintain them in confidence, and use them only in the course of his employment by or association with Developer and then only in connection with the development and/or operation by Developer of Restaurants using the System for so long as Developer is licensed by Franchisor to use the System.

      3. Covenantor shall not at any time make copies or translations of any documents or compilations containing some or all of the Trade Secrets without Franchisor's express written permission.

      4. Covenantor shall not at any time disclose or permit the disclosure of the Trade Secrets except to other employees of Developer and only to the limited extent necessary to train or assist other employees of Developer in the development or operation of a Restaurant using the System.

      5. Covenantor shall surrender any material containing some or all of Franchisor's Trade Secrets to Developer or Franchisor, upon request, or upon termination of employment by or association with Developer, or upon conclusion of the use for which such information or material may have been furnished to the Covenantor.

      6. Covenantor shall not at any time, directly or indirectly, do any act or omit to do any act that would or would likely be injurious or prejudicial to the goodwill associated with the Trade Secrets and the System.

      7. All manuals are loaned by Franchisor to Developer for limited purposes only and remain the property of Franchisor and may not be reproduced, in whole or in part, without Franchisor's written consent.

Covenants Not to Compete

      1. In order to protect the goodwill and unique qualities of the System and the confidentiality and value of the Trade Secrets, and in consideration for the disclosure to Covenantor of the Trade Secrets, Covenantor further agrees and covenants as follows:

            a. Not to divert, or attempt to divert, directly or indirectly, any business, business opportunity, or customer of the Restaurants to any competitor.

            b. Not to employ, or seek to employ, any person who is at the time (or has been within the preceding twelve (12) months) employed by Franchisor, or any of its Affiliates, or any operator or developer of Franchisor, or otherwise directly or indirectly induce such person to leave that person's employment, except as may occur in connection with Developer's employment of such person if permitted under the Development Agreement.

           *c. Except with respect to Restaurants described in the Development Agreement and other restaurants operated under Franchise agreements between Developer or its Affiliates and Franchisor or its Affiliates, not to directly or indirectly, for himself or through, on behalf of, or in conjunction with any person, partnership or corporation, without the prior written consent of Franchisor, own, maintain, operate, engage in or have any financial or beneficial interest in (including any interest in corporations, partnerships, trusts, unincorporated associations or joint ventures), advise, assist or make loans to, any restaurant business at any location within the United States or any foreign jurisdiction where Franchisor

--------
      * May be deleted if Franchisor does not require Developer to obtain the execution of this covenant by Covenantor. See Section VII.I. of the Development Agreement.

or its Affiliates have registered or sought to register any of the Proprietary Marks, that is of a character and concept similar to the Restaurants, including
(i) a casual dining restaurant business, as such market segment is defined pursuant to then-current industry standards, and (ii) any food service business which offers pizza as a primary menu item.

      2. In further consideration for the disclosure to Covenantor of the Trade Secrets and to protect the distinctiveness of the system, Covenantor agrees and covenants that for two (2) years following the earlier of the expiration, termination or transfer of all of Developer's interest in the Development Agreement or the termination of his employment by or association with Developer, Covenantor will not without the prior written consent of Franchisor:

            a. Divert or attempt to divert, directly or indirectly, any business, business opportunity or customer of the Restaurants to any competitor.

            b. Employ or seek to employ any person who is at the time (or has been within the preceding twelve (12) months) employed by Franchisor, or any of its Affiliates, or any operator or developer of Franchisor, or otherwise directly or indirectly induce such persons to leave that person's employment.

            c. Except with respect to restaurants operated under Franchise Agreements between Developer or its Affiliates, and Franchisor or its Affiliates, directly or indirectly, for himself or through, on behalf of or in conjunction with any person, partnership or corporation, own, maintain, operate, engage in or have any financial or beneficial interest in (including any interest in corporations, partnerships, trusts, unincorporated associations or joint ventures), advise, assist or make loans to, any restaurant business that is of a character and concept similar to the Restaurants, including (I) a casual dining restaurant business, as such market segment is defined pursuant to then-current industry standards, and (ii) any food service business which offers pizza as a primary menu item; which business is, or is intended to be, located within the Territory, as such term is defined in the development Agreement (and as described in the map attached thereto), or within a ten (10) mile radius of the location of any Pizzeria Uno restaurant or food service facility in existence or under construction (or where land has been purchased or a lease executed for the construction of a Pizzeria Uno restaurant or other food service facility) as of the earlier of (I) the expiration or termination of, or the transfer of all of Developer's interest in, the Development Agreement; or (ii) the time Covenantor ceases to be employed or associated with by Developer, as applicable.

Miscellaneous

      1. Developer shall make all commercially reasonable efforts to ensure that Covenantor acts as required by this Agreement.

      2. Covenantor agrees that in the event of a breach of this Agreement, Franchisor would be irreparably injured and be without an adequate remedy at law. Therefore, in the event of such a breach, or threatened or attempted breach of any of the provisions hereof, Franchisor shall be entitled to enforce the provisions of this Agreement and shall be entitled, in addition to any other remedies which are made available to it at law or in equity (including any right to terminate the Development Agreement or any franchise agreement, as provided therein), to a temporary and/or permanent injunction and a decree for the specific performance of the terms of this Agreement, without the necessity of showing actual or threatened harm, likelihood of success on the merits of the claims and without being required to furnish a bond or other security.

      3. Covenantor agrees to pay all expenses (including court costs and reasonable attorneys' fees) incurred by Franchisor and Developer in enforcing this Agreement.

      4. Any failure by Franchisor or the Developer to object to or take action with respect to any breach of any provision of this Agreement by Covenantor shall not operate or be construed as a waiver of or consent to that breach or any subsequent breach by Covenantor.

      5. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF MASSACHUSETTS WITHOUT REFERENCE TO CHOICE OF LAW PRINCIPLES. COVENANTOR HEREBY IRREVOCABLY SUBMITS HIMSELF TO THE JURISDICTION OF MASSACHUSETTS AND THE COURTS LOCATED IN SUFFOLK COUNTY, MASSACHUSETTS. COVENANTOR HEREBY WAIVES ALL QUESTIONS OF PERSONAL JURISDICTION OR VENUE FOR THE PURPOSE OF CARRYING OUT THIS PROVISION. COVENANTOR HEREBY AGREES THAT SERVICE OF PROCESS MAY BE MADE UPON HIM IN ANY PROCEEDING RELATING TO OR ARISING UNDER THIS AGREEMENT OR THE RELATIONSHIP CREATED BY THIS AGREEMENT BY ANY MEANS

ALLOWED BY MASSACHUSETTS OR APPLICABLE LAW. COVENANTOR FURTHER AGREES THAT VENUE FOR ANY PROCEEDING RELATING TO OR ARISING OUT OF THIS AGREEMENT SHALL BE SUFFOLK COUNTY, MASSACHUSETTS; PROVIDED, HOWEVER, WITH RESPECT TO ANY ACTION WHICH INCLUDES INJUNCTIVE RELIEF OR OTHER EXTRAORDINARY RELIEF, FRANCHISOR OR DEVELOPER MAY BRING SUCH ACTION IN ANY COURT WHICH HAS JURISDICTION.

      6. The parties acknowledge and agree that each of the covenants contained herein are reasonable limitations as to time, geographical area, and scope of activity to be restrained and do not impose a greater restraint than is necessary to protect the goodwill or other business interests of Franchisor. The parties agree that each of the foregoing covenants shall be construed as independent of any other covenant or provision of this Agreement. If all or any portion of a covenant in this Agreement is held unreasonable or unenforceable by a court or agency having valid jurisdiction in any unappealed final decision to which Franchisor is a party, Covenantor expressly agrees to be bound by any lesser covenant subsumed within the terms of such covenant that imposes the maximum duty permitted by law, as if the resulting covenant were separately stated in and made a part of this Agreement.

      7. This Agreement contains the entire agreement of the parties regarding the subject matter hereof. This Agreement may be modified only by a duly authorized writing executed by all parties.

      8. All notices and demands required to be given hereunder shall be in writing and shall be sent by personal delivery, expedited delivery service, certified or registered mail, return receipt requested, first-class postage prepaid, facsimile, telegram or telex (provided that the sender confirms the facsimile, telegram or telex by sending an original confirmation copy by certified or registered mail or expedited delivery service within three (3) Business Days after transmission), to the respective parties at the following addresses unless and until a different address has been designated by written notice to the other parties.

      If directed to Franchisor, the notice shall be addressed to:

          Pizzeria Uno Corporation
          100 Charles Park Road
          West Roxbury, Massachusetts  02132-4985
          Attention:  General Counsel
          Facsimile:  (617) 323-7170

      If directed to Developer, the notice shall be addressed to:

          __________________________________
          __________________________________
          __________________________________
          Attention:________________________
          Facsimile:________________________

      If directed to Covenantor, the notice shall be addressed to:

          __________________________________
          __________________________________
          __________________________________
          Attention:________________________
          Facsimile:________________________

      Any notice shall be deemed given at the time of personal delivery or receipt, or in the case of facsimile, telegram or telex, upon transmission (provided confirmation is sent as described above); provided; however, that if delivery is rejected, delivery shall be deemed to have been given at the time of such rejection. Any change in the foregoing addresses shall be effected by giving fifteen (15) days written notice of such change to the other parties.

      9. The rights and remedies of Franchisor under this Agreement are fully assignable and transferable and shall inure to the benefit of its respective Affiliates, successors and assigns. The respective obligations of Developer and Covenantor hereunder may not be assigned by Developer or Covenantor, without the prior written consent of Franchisor.

      10. Franchisor shall be a third party beneficiary of this Agreement with the independent right to enforce the terms hereunder.

      IN WITNESS WHEREOF, the undersigned have entered into this Agreement as witnessed by their signatures below.


                             DEVELOPER:

                             By:_______________________
                             Name:_____________________
                             Title:____________________


                             COVENANTOR:

                             By:_______________________
                             Name:_____________________

                                  ATTACHMENT C

           STATEMENT OF OWNERSHIP INTERESTS AND DEVELOPER'S PRINCIPALS

A. The following is a list of stockholders, partners or other investors in Developer, including all investors who own or hold a direct or indirect interest in Developer, and a description of the nature of their interest:

          Name                      Percentage of Ownership/Nature of Interest
          ----                      ------------------------------------------








B. The following is a list of all of Developer's Principals described in and designated pursuant to Section I of the Development Agreement, each of whom shall execute the Confidentiality Agreement and Ancillary Covenants Not to Compete substantially in the form set forth in Attachment B (see
      Section VII.I. of the Development Agreement):








C. The following is a list of all of Developer's Controlling Principals described in and designated pursuant to Section I of the Development Agreement, each of whom shall execute the Development Agreement as Controlling Principals. The Operating Principal is indicated below by an asterisk.


                                   C-Solo Page

                      AMENDMENT TO PIZZERIA UNO CORPORATION
                              DEVELOPMENT AGREEMENT
                            FOR THE STATE OF MARYLAND

      This Development Agreement between ______________________________ ("Franchisee") and Pizzeria Uno Corporation ("Franchisor") dated
________________ (the "Agreement") shall be amended by the addition of the following language, which shall be considered an integral part of the Agreement:

            MARYLAND LAW MODIFICATIONS

            1. The Maryland Securities Division requires that certain provisions contained in franchise documents be amended to be consistent with Maryland law, including the Maryland Franchise Registration and Disclosure Law, Md. Code Ann., Bus. Reg. ss.ss. 14-201 - 14-233 (1994). To the extent that this Agreement contains provisions that are inconsistent with the following, such provisions are hereby amended:

                  a. If the Agreement requires Franchisee to execute a release of claims or to acknowledge facts that would negate or remove from judicial review any statement, misrepresentation or action that would violate the Act, or a rule or order under the Act, such release shall exclude claims arising under the Maryland Franchise Registration and Disclosure Law, and such acknowledgments shall be void with respect to claims under the Law.

                  b. If this Agreement requires litigation to be conducted in a forum other than the State of Maryland, the requirement shall not be interpreted to limit any rights Franchisee may have under Sec. 14-216 (c)(25) of the Maryland Franchise Registration and Disclosure Law to bring suit in the state of Maryland.


                 [REMAINDER OF PAGE LEFT BLANK INTENTIONALLY]

            2. Each provision of this Amendment shall be effective only to the extent that the jurisdictional requirements of the Maryland Franchise Registration and Disclosure Law, with respect to each such provision, are met independent of this Amendment. This Amendment shall have no force or effect if such jurisdictional requirements are not met.

      IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement on the day and year first above written.

                                    Franchisor:

                                    Pizzeria Uno Corporation
                                    a Delaware corporation
ATTEST:

_______________________________     ______________________________________
                                    By:___________________________________
                                    By:___________________________________


                                    DEVELOPER:

                                    ______________________________________
                                    By:___________________________________
_______________________________     Name:_________________________________
Witness                             Title:________________________________

                                    By:___________________________________
_______________________________     Name:_________________________________
Witness                             Title:________________________________

                            CONTROLLING PRINCIPALS

      Each of the undersigned acknowledges and agrees as follows:

      (1) Each has read the terms and conditions of the Development Agreement and acknowledges that the execution of this Guaranty and the undertakings of the Controlling Principals in the Development Agreement are in partial consideration for, and a condition to, the granting of the development rights in the Development Agreement, and that Franchisor would not have granted such rights without the execution of this Guaranty and such undertakings by each of the undersigned;

      (2) Each is included in the term "The Controlling Principals;"

      (3) Each individually, jointly and severally, makes all of the covenants, representations, warranties and agreements of the Controlling Principals set forth in the Development Agreement and is obligated to perform thereunder; and

      Operating Principal individually, jointly and severally, makes all of the covenants, representations and agreements of Developer and Operating Principal set forth in the Development Agreement and is obligated to perform hereunder.

ATTEST:                          THE CONTROLLING PRINCIPALS:

____________________________     _________________________________________
Witness                          *Name:___________________________________

____________________________     _________________________________________
Witness                          Name:____________________________________

____________________________     _________________________________________
Witness                          Name:____________________________________

____________________________     _________________________________________
Witness                          Name:____________________________________

*     Denotes individual who is Developer's Operating Principal

                      AMENDMENT TO PIZZERIA UNO CORPORATION
                              DEVELOPMENT AGREEMENT
                            FOR THE STATE OF NEW YORK

      This Development Agreement between ______________________________ ("Franchisee ) and Pizzeria Uno Corporation ("Franchisor") dated
________________ (the "Agreement") shall be amended by the addition of the following language, which shall be considered an integral part of the Agreement:

            NEW YORK LAW MODIFICATIONS

            1. The New York Department of Law requires that certain provisions contained in franchise documents be amended to be consistent with New York law, including the General Business Law, Article 33, Sections 680 through 695 (1989). To the extent that the Agreement contains provisions that are inconsistent with the following, such provisions are hereby amended:

            a. If the Agreement requires Franchisee to execute a release of claims or to acknowledge facts that would negate or remove from judicial review any statement, misrepresentation or action that would violate the General Business Law, or any regulation, rule or order under the Law, such release shall exclude claims arising under the New York General Business Law, Article 33, Section 680 through 695 and the regulations promulgated thereunder, and such acknowledgments shall be void. It is the intent of this provision that non-waiver provisions of Sections 687.4 and 687.5 of the General Business Law be satisfied.

            b. If the Agreement requires that it be governed by a state's law, other than the State of New York, the choice of law provision shall not be considered to waive any rights conferred upon the Franchisee under the New York General Business Law, Article 33, Sections 680 through 695.


                 [REMAINDER OF PAGE LEFT BLANK INTENTIONALLY]

            2. Each provision of this Amendment shall be effective only to the extent that the jurisdictional requirements of the New York General Business Law, with respect to each such provision, are met independent of this Amendment. This Amendment shall have no force or effect if such jurisdictional requirements are not met.

            IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement on the day and year first above written.


                                    Franchisor:

                                    Pizzeria Uno Corporation
                                    a Delaware corporation
ATTEST:

_______________________________     ______________________________________
                                    By:___________________________________
                                    By:___________________________________


                                    DEVELOPER:

                                    ______________________________________
                                    By:___________________________________
_______________________________     Name:_________________________________
Witness                             Title:________________________________

                                    By:___________________________________
_______________________________     Name:_________________________________
Witness                             Title:________________________________

                            CONTROLLING PRINCIPALS

      Each of the undersigned acknowledges and agrees as follows:

      (1) Each has read the terms and conditions of the Development Agreement and acknowledges that the execution of this Guaranty and the undertakings of the Controlling Principals in the Development Agreement are in partial consideration for, and a condition to, the granting of the development rights in the Development Agreement, and that Franchisor would not have granted such rights without the execution of this Guaranty and such undertakings by each of the undersigned;

      (2) Each is included in the term "The Controlling Principals;"

      (3) Each individually, jointly and severally, makes all of the covenants, representations, warranties and agreements of the Controlling Principals set forth in the Development Agreement and is obligated to perform thereunder; and

      Operating Principal individually, jointly and severally, makes all of the covenants, representations and agreements of Developer and Operating Principal set forth in the Development Agreement and is obligated to perform hereunder.

ATTEST:                          THE CONTROLLING PRINCIPALS:

____________________________     _________________________________________
Witness                          *Name:___________________________________

____________________________     _________________________________________
Witness                          Name:____________________________________

____________________________     _________________________________________
Witness                          Name:____________________________________

____________________________     _________________________________________
Witness                          Name:____________________________________

*     Denotes individual who is Developer's Operating Principal

                      AMENDMENT TO PIZZERIA UNO CORPORATION
                              DEVELOPMENT AGREEMENT
                          FOR THE STATE OF NORTH DAKOTA

      This Development Agreement between _______________________________________
("Franchisee") and Pizzeria Uno Corporation ("Franchisor") dated
_____________________, 19___ (the "Agreement") shall be amended by the addition of the following language, which shall be considered an integral part of the
Agreement:

            NORTH DAKOTA LAW MODIFICATIONS

            1. The North Dakota Securities Commissioner requires that certain provisions contained in franchise documents be amended to be consistent with North Dakota law, including the North Dakota Franchise Investment Law, North Dakota Century Code Annotated Chapter 51-19, Sections 51-19-01 through 51-19-17 (1993). To the extent that the Agreement contains provisions that are inconsistent with the following, such provisions are hereby amended:

            a. If the Franchisee is required in the Agreement to execute a release of claims or to acknowledge facts that would negate or remove from judicial review any statement, misrepresentation or action that would violate the Law, or a rule or order under the Law, such release shall exclude claims arising under the North Dakota Franchise Investment Law, and such acknowledgments shall be void with respect to claims under the Law.

            b. Covenants not to compete during the term of and upon termination or expiration of the Agreement are enforceable only under certain conditions according to North Dakota Law. If the Agreement contains a covenant not to compete which is inconsistent with North Dakota Law, the covenant may be unenforceable.

            c. If the Agreement requires litigation to be conducted in a forum other than the State of North Dakota, the requirement is void with respect to claims under the North Dakota Franchise Investment Law.

            d. If the Agreement requires that it be governed by a state's law, other than the State of North Dakota, to the extent that such law conflicts with the North Dakota Franchise Investment Law, the North Dakota Franchise Investment Law will control.

            e. If the Agreement requires mediation or arbitration to be conducted in a forum other than the State of North Dakota, the requirement may be unenforceable under the North Dakota Franchise Investment Law. Arbitration involving a franchise purchased in the State of North Dakota must be held either in a location mutually agreed upon prior to the arbitration or if the parties cannot agree on a location, the location will be determined by the arbitrator.

            f. If the Agreement requires payment of a termination penalty, the requirement may be unenforceable under the North Dakota Franchise Investment Law.

      2. Each provision of this Amendment shall be effective only to the extent that the jurisdictional requirements of the North Dakota Franchise Investment Law, with respect to each such provision, are met independent of this Amendment. This Amendment shall have no force or effect if such jurisdictional requirements are not met.

      IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement on the day and year first above written.

                                    Franchisor:

                                    Pizzeria Uno Corporation
                                    a Delaware corporation

ATTEST:

_______________________________     ______________________________________
                                    By:___________________________________
                                    By:___________________________________


                                    DEVELOPER:

                                    ______________________________________
                                    By:___________________________________
_______________________________     Name:_________________________________
Witness                             Title:________________________________

                                    By:___________________________________
_______________________________     Name:_________________________________
Witness                             Title:________________________________

                            CONTROLLING PRINCIPALS

      Each of the undersigned acknowledges and agrees as follows:

      (1) Each has read the terms and conditions of the Development Agreement and acknowledges that the execution of this Guaranty and the undertakings of the Controlling Principals in the Development Agreement are in partial consideration for, and a condition to, the granting of the development rights in the Development Agreement, and that Franchisor would not have granted such rights without the execution of this Guaranty and such undertakings by each of the undersigned;

      (2) Each is included in the term "The Controlling Principals;"

      (3) Each individually, jointly and severally, makes all of the covenants, representations, warranties and agreements of the Controlling Principals set forth in the Development Agreement and is obligated to perform thereunder; and

      Operating Principal individually, jointly and severally, makes all of the covenants, representations and agreements of Developer and Operating Principal set forth in the Development Agreement and is obligated to perform hereunder.

ATTEST:                          THE CONTROLLING PRINCIPALS:

____________________________     _________________________________________
Witness                          *Name:___________________________________

____________________________     _________________________________________
Witness                          Name:____________________________________

____________________________     _________________________________________
Witness                          Name:____________________________________

____________________________     _________________________________________
Witness                          Name:____________________________________

*     Denotes individual who is Developer's Operating Principal

                     AMENDMENT TO PIZZERIA UNO CORPORATION
                             DEVELOPMENT AGREEMENT
                         FOR THE STATE OF RHODE ISLAND


      This Development Agreement between ______________________________ ("Franchisee") and Pizzeria Uno Corporation ("Franchisor") dated
________________ (the "Agreement") shall be amended by the addition of the following language, which shall be considered an integral part of the Agreement:

            RHODE ISLAND LAW MODIFICATIONS

            1. The Rhode Island Securities Division requires that certain provisions contained in franchise documents be amended to be consistent with Rhode Island law, including the Franchise Investment Act, R.I. Gen. Law. ch. 395 Sec. 19-28.1-1 -19-28.1-34. To the extent that this Agreement contains provisions that are inconsistent with the following, such provisions are hereby amended:

                  a. If this Agreement requires litigation to be conducted in a forum other than the State of Rhode Island, the requirement is void under Rhode Island Franchise Investment Act Sec. 19-28.1-14.

                  b. If this Agreement requires that it be governed by a state's law, other than the State of Rhode Island, to the extent that such law conflicts with Rhode Island Franchise Investment Act it is void under Sec. 19-28.1-14.

                  c. If the Franchisee is required in this Agreement to execute a release of claims or to acknowledge facts that would negate or remove from judicial review any statement, misrepresentation or action that would violate the Act, or a rule or order under the Act, such release shall exclude claims arising under the Rhode Island Franchise Investment Act, and such acknowledgments shall be void with respect to claims under the Act.


                 [REMAINDER OF PAGE LEFT BLANK INTENTIONALLY]

            2. Each provision of this Amendment shall be effective only to the extent that the jurisdictional requirements of the Rhode Island Franchise Investment Act, with respect to each such provision, are met independent of this Amendment. This Amendment shall have no force or effect if such jurisdictional requirements are not met.

      IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement on the day and year first above written.


                                    Franchisor:

                                    Pizzeria Uno Corporation
                                    a Delaware corporation
ATTEST:

_______________________________     ______________________________________
                                    By:___________________________________
                                    By:___________________________________


                                    DEVELOPER:

                                    ______________________________________
                                    By:___________________________________
_______________________________     Name:_________________________________
Witness                             Title:________________________________

                                    By:___________________________________
_______________________________     Name:_________________________________
Witness                             Title:________________________________

                            CONTROLLING PRINCIPALS

      Each of the undersigned acknowledges and agrees as follows:

      (1) Each has read the terms and conditions of the Development Agreement and acknowledges that the execution of this Guaranty and the undertakings of the Controlling Principals in the Development Agreement are in partial consideration for, and a condition to, the granting of the development rights in the Development Agreement, and that Franchisor would not have granted such rights without the execution of this Guaranty and such undertakings by each of the undersigned;

      (2) Each is included in the term "The Controlling Principals;"

      (3) Each individually, jointly and severally, makes all of the covenants, representations, warranties and agreements of the Controlling Principals set forth in the Development Agreement and is obligated to perform thereunder; and

      Operating Principal individually, jointly and severally, makes all of the covenants, representations and agreements of Developer and Operating Principal set forth in the Development Agreement and is obligated to perform hereunder.

ATTEST:                          THE CONTROLLING PRINCIPALS:

____________________________     _________________________________________
Witness                          *Name:___________________________________

____________________________     _________________________________________
Witness                          Name:____________________________________

____________________________     _________________________________________
Witness                          Name:____________________________________

____________________________     _________________________________________
Witness                          Name:____________________________________

*     Denotes individual who is Developer's Operating Principal

                      AMENDMENT TO PIZZERIA UNO CORPORATION
                              DEVELOPMENT AGREEMENT
                          FOR THE STATE OF SOUTH DAKOTA

      This Development Agreement between _______________________________ ("Franchisee") and Pizzeria Uno Corporation ("Franchisor") dated
_____________________, 19___ (the "Agreement") shall be amended by the addition of the following language, which shall be considered an integral part of the
Agreement:

            SOUTH DAKOTA LAW MODIFICATIONS

            1. The Director of the South Dakota Division of Securities requires that certain provisions contained in franchise documents be amended to be consistent with South Dakota law, including the South Dakota Franchises for Brand-Name Goods and Services Law, South Dakota Codified Laws, Title 37, Chapter 37-5A, Sections 37-5A-1 through 37-5A-87 (1994). To the extent that this Agreement contains provisions that are inconsistent with the following, such provisions are hereby amended:

            a. If the Franchisee is required in this Agreement to execute a release of claims or to acknowledge facts that would negate or remove from judicial review any statement, misrepresentation or action that would violate the Law, or a rule or order under the Law, such release shall exclude claims arising under the South Dakota Franchises for Brand-Name Goods and Services Law, and such acknowledgments shall be void with respect to claims under the Law.

            b. Covenants not to compete upon termination or expiration of the Agreement are generally unenforceable in the state of South Dakota, except in certain limited instances as provided by law. If this Agreement contains a covenant not to compete which is inconsistent with South Dakota Law, the covenant may be unenforceable.

            c. Regardless of the terms of the Agreement concerning termination, if Franchisee fails to meet performance and quality standards or fails to make any royalty payments under the Agreement, Franchisee will be afforded thirty (30) days' written notice with an opportunity to cure the default before termination.

            d. If the Agreement requires payment of liquidated damages that are inconsistent with South Dakota Law, the liquidated damage clauses may be void under SDCL 53-9-5.

            e. If the Agreement requires litigation to be conducted in a forum other than the State of South Dakota, the requirement is void with respect to any cause of action otherwise enforceable under South Dakota Law.

            f. If the Agreement requires that it be governed by a state's law, other than the State of South Dakota, the law regarding franchise registration, employment, covenants not to compete, and other matters of local concern will be governed by the laws of the State of South Dakota; but as to contractual and all other matters, the Agreement and all provisions of this Amendment will be and remain subject to the application, construction, enforcement, interpretation under the governing law set forth in the Agreement.

            g. If the Agreement requires that disputes between Franchisor and Franchisee be mediated/arbitrated at a location that is outside the State of South Dakota, the mediation/arbitration will be conducted at a location mutually agreed upon by the parties. If the parties cannot agree on location for the mediation/arbitration, the location shall be determined by the mediator/arbitrator selected.

            h. If the Agreement provides that the parties waive their right to claim punitive exemplary, incidental, indirect, special or consequential damages, these provisions may not be enforceable under South Dakota law.

      2. Each provision of this Amendment shall be effective only to the extent that the jurisdictional requirements of the South Dakota Franchise Investment Law, with respect to each such provision, are met independent of this Amendment. This Amendment shall have no force or effect if such jurisdictional requirements are not met.

      IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement on the day and year first above written.

                                    Franchisor:

                                    Pizzeria Uno Corporation
                                    a Delaware corporation
ATTEST:

_______________________________     ______________________________________
                                    By:___________________________________
                                    By:___________________________________


                                    DEVELOPER:

                                    ______________________________________
                                    By:___________________________________
_______________________________     Name:_________________________________
Witness                             Title:________________________________

                                    By:___________________________________
_______________________________     Name:_________________________________
Witness                             Title:________________________________

                            CONTROLLING PRINCIPALS

      Each of the undersigned acknowledges and agrees as follows:

      (1) Each has read the terms and conditions of the Development Agreement and acknowledges that the execution of this Guaranty and the undertakings of the Controlling Principals in the Development Agreement are in partial consideration for, and a condition to, the granting of the development rights in the Development Agreement, and that Franchisor would not have granted such rights without the execution of this Guaranty and such undertakings by each of the undersigned;

      (2) Each is included in the term "The Controlling Principals;"

      (3) Each individually, jointly and severally, makes all of the covenants, representations, warranties and agreements of the Controlling Principals set forth in the Development Agreement and is obligated to perform thereunder; and

      Operating Principal individually, jointly and severally, makes all of the covenants, representations and agreements of Developer and Operating Principal set forth in the Development Agreement and is obligated to perform hereunder.

ATTEST:                          THE CONTROLLING PRINCIPALS:

____________________________     _________________________________________
Witness                          *Name:___________________________________

____________________________     _________________________________________
Witness                          Name:____________________________________

____________________________     _________________________________________
Witness                          Name:____________________________________

____________________________     _________________________________________
Witness                          Name:____________________________________

*     Denotes individual who is Developer's Operating Principal

                      AMENDMENT TO PIZZERIA UNO CORPORATION
                              DEVELOPMENT AGREEMENT
                           FOR THE STATE OF WASHINGTON

      This Development Agreement between ______________________________ ("Franchisee") and Pizzeria Uno Corporation ("Franchisor") dated
________________ (the "Agreement") shall be amended by the addition of the following language, which shall be considered an integral part of the Agreement:

            WASHINGTON LAW MODIFICATIONS

      1. The Director of the Washington Department of Financial Institutions requires that certain provisions contained in franchise documents be amended to be consistent with Washington law, including the Washington Franchise Investment Protection Act, WA Rev. Code ss.ss. 19.100.010 to 19.100.940 (1991). To the extent that the Agreement contains provisions that are inconsistent with the following, such provisions are hereby amended:

            a. The Washington Franchise Investment Protection Act provides rights to Franchisee concerning nonrenewal and termination of the Agreement. If the Agreement contains a provision that is inconsistent with the Act, the Act will control.

            b. If the Agreement requires Franchisee to execute a release of claims, such release shall exclude claims arising under the Washington Franchise Investment Protection Act; except when the release is executed under a negotiated settlement after the Agreement is in effect and where the parties are represented by independent counsel. If there are provisions in the Agreement that unreasonably restrict or limit the statute of limitations period for claims brought under the Act, or other rights or remedies under the Act, those provisions may be unenforceable.

            c. If the Agreement requires litigation, arbitration, or mediation to be conducted in a forum other than the State of Washington, the requirement may be unenforceable under Washington law. Arbitration involving a franchise purchased in the State of Washington, must either be held in the State of Washington or in a place mutually agreed upon at the time of the arbitration, or as determined by the arbitrator.

            d. If the Agreement requires that it be governed by a state's law, other than the State of Washington, and there is a conflict between the law and the Washington Franchise Investment Protection Act, the Washington Franchise Investment Protection Act will control.


                 [REMAINDER OF PAGE LEFT BLANK INTENTIONALLY]

      2. Each provision of this Amendment shall be effective only to the extent that the jurisdictional requirements of the Washington law applicable to the provision are met independent of this Amendment. This Amendment shall have no force or effect if such jurisdictional requirements are not met.

      IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement on the day and year first above written.


                                    Franchisor:

                                    Pizzeria Uno Corporation
                                    a Delaware corporation
ATTEST:

_______________________________     ______________________________________
                                    By:___________________________________
                                    By:___________________________________


                                    DEVELOPER:

                                    ______________________________________
                                    By:___________________________________
_______________________________     Name:_________________________________
Witness                             Title:________________________________

                                    By:___________________________________
_______________________________     Name:_________________________________
Witness                             Title:________________________________

                            CONTROLLING PRINCIPALS

      Each of the undersigned acknowledges and agrees as follows:

      (1) Each has read the terms and conditions of the Development Agreement and acknowledges that the execution of this Guaranty and the undertakings of the Controlling Principals in the Development Agreement are in partial consideration for, and a condition to, the granting of the development rights in the Development Agreement, and that Franchisor would not have granted such rights without the execution of this Guaranty and such undertakings by each of the undersigned;

      (2) Each is included in the term "The Controlling Principals;"

      (3) Each individually, jointly and severally, makes all of the covenants, representations, warranties and agreements of the Controlling Principals set forth in the Development Agreement and is obligated to perform thereunder; and

      Operating Principal individually, jointly and severally, makes all of the covenants, representations and agreements of Developer and Operating Principal set forth in the Development Agreement and is obligated to perform hereunder.

ATTEST:                          THE CONTROLLING PRINCIPALS:

____________________________     _________________________________________
Witness                          *Name:___________________________________

____________________________     _________________________________________
Witness                          Name:____________________________________

____________________________     _________________________________________
Witness                          Name:____________________________________

____________________________     _________________________________________
Witness                          Name:____________________________________

*     Denotes individual who is Developer's Operating Principal

                     AMENDMENT TO PIZZERIA UNO CORPORATION
                             DEVELOPMENT AGREEMENT
                          FOR THE STATE OF WISCONSIN

      This Development Agreement between ____________ ___________________ ("Franchisee") and Pizzeria Uno Corporation ("Franchisor") dated
________________ (the "Agreement") shall be amended by the addition of the following language, which shall be considered an integral part of the Agreement:

            WISCONSIN LAW MODIFICATIONS

      1. The Securities Commissioner of the State of Wisconsin requires that certain provisions contained in franchise documents be amended to be consistent with Wisconsin Fair Dealership Law, Wisconsin Statutes, Chapter 135 ("Fair Dealership Law"). To the extent that the Agreement contains provisions that are inconsistent with the following, such provisions are hereby amended:

            a. The Wisconsin Fair Dealership Law, among other things, grants Franchisee the right, in most circumstances, to 90 days' prior written notice of non-renewal and 60 days within which to remedy any claimed deficiencies. If the Agreement contains a provision that is inconsistent with the Wisconsin Fair Dealership Law, the provisions of the Agreement shall be superseded by the Law's requirements and shall have no force or effect.

            b. If the Agreement requires that it be governed by a state's law, other than the State of Wisconsin, to the extent that any provision of the Agreement conflicts with the Wisconsin Fair Dealership Law such provision shall be superseded by the law's requirements.


                 [REMAINDER OF PAGE LEFT BLANK INTENTIONALLY]

      2. Each provision of this Amendment shall be effective only to the extent that the jurisdictional requirements of the Wisconsin law applicable to the provision are met independent of this Amendment. This Amendment shall have no force or effect if such jurisdictional requirements are not met.

      IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement on the day and year first above written.


                                    Franchisor:

                                    Pizzeria Uno Corporation
                                    a Delaware corporation
ATTEST:

_______________________________     ______________________________________
                                    By:___________________________________
                                    By:___________________________________


                                    DEVELOPER:

                                    ______________________________________
                                    By:___________________________________
_______________________________     Name:_________________________________
Witness                             Title:________________________________

                                    By:___________________________________
_______________________________     Name:_________________________________
Witness                             Title:________________________________

                            CONTROLLING PRINCIPALS

      Each of the undersigned acknowledges and agrees as follows:

      (1) Each has read the terms and conditions of the Development Agreement and acknowledges that the execution of this Guaranty and the undertakings of the Controlling Principals in the Development Agreement are in partial consideration for, and a condition to, the granting of the development rights in the Development Agreement, and that Franchisor would not have granted such rights without the execution of this Guaranty and such undertakings by each of the undersigned;

      (2) Each is included in the term "The Controlling Principals;"

      (3) Each individually, jointly and severally, makes all of the covenants, representations, warranties and agreements of the Controlling Principals set forth in the Development Agreement and is obligated to perform thereunder; and

      Operating Principal individually, jointly and severally, makes all of the covenants, representations and agreements of Developer and Operating Principal set forth in the Development Agreement and is obligated to perform hereunder.

ATTEST:                          THE CONTROLLING PRINCIPALS:

____________________________     _________________________________________
Witness                          *Name:___________________________________

____________________________     _________________________________________
Witness                          Name:____________________________________

____________________________     _________________________________________
Witness                          Name:____________________________________

____________________________     _________________________________________
Witness                          Name:____________________________________

*     Denotes individual who is Developer's Operating Principal

                                  ATTACHMENT D

                                    TERRITORY



                                   D-Solo Page

                                                                  Attachment E

                                   GUARANTY

      As an inducement to Pizzeria Uno Corporation, a Delaware corporation ("Franchisor") to execute the foregoing Development Agreement with ______________ ("Developer") dated ____________, 19__, the undersigned jointly and severally agree to be bound by all the terms and conditions of the above Development Agreement, including any amendments or modifications thereto whenever made (the "Agreement") and unconditionally and irrevocably guarantee to Franchisor and its successors and assigns that all of the obligations of Developer under the Agreement will be punctually paid and performed.

      Upon default by Developer or notice from Franchisor, the undersigned will immediately make each payment and perform each obligation required of Developer under the Agreement. Without affecting the obligations of the undersigned under this Guaranty, Franchisor may, without notice to the undersigned, renew, extend, modify, amend or release any indebtedness or obligation of Developer, or settle, adjust or compromise any claims against Developer.

      The undersigned waive all demands and notices of every kind with respect to this Guaranty and the Agreement, including, without limitation, notice of the amendment or modification of this Guaranty or the Agreement, the demand for payment or performance by Developer, any default by Developer or any guarantor, and any release of any guarantor or other security for the Agreement or the obligations of Developer.

      Franchisor may pursue its rights against the undersigned without first exhausting its remedies against Developer or any guarantor and without joining any other guarantor hereto and no delay on the part of Franchisor in the exercise of any right or remedy shall operate as a waiver of such right or remedy, and no single or partial exercise by Franchisor of any right or remedy shall preclude the further exercise of such right or remedy.

      Upon receipt by Franchisor of notice of the death of an individual guarantor, the estate of such guarantor will be bound by this Guaranty but only for defaults and obligations hereunder existing at the time of death, and the obligations of the other guarantors hereunder will continue in full force and effect.

      THIS GUARANTY SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF MASSACHUSETTS, WITHOUT GIVING EFFECT TO THE CHOICE OF LAW PRINCIPLES THEREOF. ANY DISPUTE ARISING OUT OF OR UNDER THIS GUARANTY NOT SETTLED BY AGREEMENT SHALL BE SETTLED IN ACCORDANCE WITH SECTION XIII.B OF THE AGREEMENT.

      The undersigned have signed this Guaranty this ____ day of ___________, 199__.

                                    GUARANTORS:


                                    ______________________________________
                                    Name:_________________________________


                                    ______________________________________
                                    Name:_________________________________


                                    ______________________________________
                                    Name:_________________________________


                                    ______________________________________
                                    Name:_________________________________


                                    ______________________________________
                                    Name:_________________________________

                     AMENDMENT TO PIZZERIA UNO CORPORATION
                             DEVELOPMENT AGREEMENT
                          FOR THE STATE OF CALIFORNIA

      This Development Agreement between ______________________________ ("Franchisee") and Pizzeria Uno Corporation ("Franchisor") dated
________________ (the "Agreement") shall be amended by the addition of the following language, which shall be considered an integral part of the Agreement:

            CALIFORNIA LAW MODIFICATIONS

      1. The California Department of Corporations requires that certain provisions contained in franchise documents be amended to be consistent with California law, including the California Franchise Investment Law, CAL. BUS. & PROF. CODE Section 31000 et seq., and the California Franchise Relations Act, CAL. BUS. & PROF. CODE Section 20000 et seq. To the extent that the Agreement contains provisions that are inconsistent with the following, such provisions are hereby amended:

            a. If the Agreement contains a provision regarding termination and nonrenewal that is inconsistent with California Business and Professions Code Sections 20000 through 20043 and the Federal Bankruptcy Code, these laws will control.

            b. If the Agreement requires Franchisee to execute a release of claims, such release shall exclude claims arising under the California Franchise Investment Law and the California Franchise Relations Act.

            c. If the Agreement requires Franchisee to pay liquidated damages that are inconsistent with California Civil Code Section 1671, such law shall prevail.

            d. If the Agreement contains a covenant not to compete which extends beyond the expiration or termination of the Agreement, the covenant may be unenforceable under California law.

            e. If the Agreement requires litigation, arbitration, or mediation to be conducted in a forum other than the State of California, the requirement may be unenforceable under California law.

            f. If the Agreement requires that it be governed by a state's law, other than the State of California, such requirement may be unenforceable.


                 [REMAINDER OF PAGE LEFT BLANK INTENTIONALLY]

      2. Each provision of this Amendment shall be effective only to the extent that the jurisdictional requirements of the California law applicable to the provision are met independent of this Amendment. This Amendment shall have no force or effect if such jurisdictional requirements are not met.

      IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement on the day and year first above written.

                                    Franchisor:

                                    Pizzeria Uno Corporation
                                    a Delaware corporation
ATTEST:

_______________________________     ______________________________________
                                    By:___________________________________
                                    By:___________________________________


                                    DEVELOPER:

                                    ______________________________________
                                    By:___________________________________
_______________________________     Name:_________________________________
Witness                             Title:________________________________

                                    By:___________________________________
_______________________________     Name:_________________________________
Witness                             Title:________________________________

                            CONTROLLING PRINCIPALS

      Each of the undersigned acknowledges and agrees as follows:

      (1) Each has read the terms and conditions of the Development Agreement and acknowledges that the execution of this Guaranty and the undertakings of the Controlling Principals in the Development Agreement are in partial consideration for, and a condition to, the granting of the development rights in the Development Agreement, and that Franchisor would not have granted such rights without the execution of this Guaranty and such undertakings by each of the undersigned;

      (2) Each is included in the term "The Controlling Principals;"

      (3) Each individually, jointly and severally, makes all of the covenants, representations, warranties and agreements of the Controlling Principals set forth in the Development Agreement and is obligated to perform thereunder; and

      Operating Principal individually, jointly and severally, makes all of the covenants, representations and agreements of Developer and Operating Principal set forth in the Development Agreement and is obligated to perform hereunder.

ATTEST:                          THE CONTROLLING PRINCIPALS:

____________________________     _________________________________________
Witness                          *Name:___________________________________

____________________________     _________________________________________
Witness                          Name:____________________________________

____________________________     _________________________________________
Witness                          Name:____________________________________

____________________________     _________________________________________
Witness                          Name:____________________________________

*     Denotes individual who is Developer's Operating Principal

                     AMENDMENT TO PIZZERIA UNO CORPORATION
                             DEVELOPMENT AGREEMENT
                            FOR THE STATE OF HAWAII

      This Development Agreement between ______________________________ ("Franchisee") and Pizzeria Uno Corporation ("Franchisor") dated
________________ (the "Agreement") shall be amended by the addition of the following language, which shall be considered an integral part of the Agreement:

            HAWAII LAW MODIFICATIONS

      1. The Director of the Hawaii Department of Commerce and Consumer Affairs requires that certain provisions contained in franchise documents be amended to be consistent with Hawaii law, including the Hawaii Franchise Investment Law, Hawaii Revised Statutes, Title 26, Chapter 482E-1 Through 482E-12 (1988). To the extent that the Agreement contains provisions that are inconsistent with the following, such provisions are hereby amended:

            a. The Hawaii Franchise Investment Law provides rights to Franchisee concerning nonrenewal, termination and transfer of the Agreement. If the Agreement contains a provision that is inconsistent with the Law, the Law will control. Among those rights, the law may require that upon termination or nonrenewal Franchisor purchase for fair market value Franchisee's inventory, supplies, equipment and furnishings purchased from Franchisor or a supplier designated by Franchisor; provided that personalized materials which have no value to Franchisor need not be compensated for. If the non-renewal or termination is for the purpose of converting the Franchisee's business to one owned and operated by Franchisor, Franchisor may, additionally, be obligated to compensate the Franchisee for loss of goodwill. Franchisor may deduct all amounts due from Franchisee and any costs related to the transportation or disposition of items purchased against any payment for those items. If the parties cannot agree on fair market value, fair market value shall be determined in the manner set forth in the Agreement. If the Agreement does not provide for determination of the fair market value of assets for purchase by Franchisor, such amount will be determined by an independent appraiser approved by both parties, and the costs of the appraisal shall be shared equally by the parties.

            b. If the Agreement requires Franchisee to execute a release of claims, such release shall exclude claims arising under the Hawaii Franchise Investment Law.


                 [REMAINDER OF PAGE LEFT BLANK INTENTIONALLY]

      2. Each provision of this Amendment shall be effective only to the extent that the jurisdictional requirements of the Hawaii Franchise Investment Law applicable to the provision are met independent of this Amendment. This Amendment shall have no force or effect if such jurisdictional requirements are not met.

      IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement on the day and year first above written.

                                    Franchisor:

                                    Pizzeria Uno Corporation
                                    a Delaware corporation
ATTEST:

_______________________________     ______________________________________
                                    By:___________________________________
                                    By:___________________________________


                                    DEVELOPER:

                                    ______________________________________
                                    By:___________________________________
_______________________________     Name:_________________________________
Witness                             Title:________________________________

                                    By:___________________________________
_______________________________     Name:_________________________________
Witness                             Title:________________________________

                            CONTROLLING PRINCIPALS

      Each of the undersigned acknowledges and agrees as follows:

      (1) Each has read the terms and conditions of the Development Agreement and acknowledges that the execution of this Guaranty and the undertakings of the Controlling Principals in the Development Agreement are in partial consideration for, and a condition to, the granting of the development rights in the Development Agreement, and that Franchisor would not have granted such rights without the execution of this Guaranty and such undertakings by each of the undersigned;

      (2) Each is included in the term "The Controlling Principals;"

      (3) Each individually, jointly and severally, makes all of the covenants, representations, warranties and agreements of the Controlling Principals set forth in the Development Agreement and is obligated to perform thereunder; and

      Operating Principal individually, jointly and severally, makes all of the covenants, representations and agreements of Developer and Operating Principal set forth in the Development Agreement and is obligated to perform hereunder.

ATTEST:                          THE CONTROLLING PRINCIPALS:

____________________________     _________________________________________
Witness                          *Name:___________________________________

____________________________     _________________________________________
Witness                          Name:____________________________________

____________________________     _________________________________________
Witness                          Name:____________________________________

____________________________     _________________________________________
Witness                          Name:____________________________________

*     Denotes individual who is Developer's Operating Principal

                     AMENDMENT TO PIZZERIA UNO CORPORATION
                             DEVELOPMENT AGREEMENT
                             AND OFFERING CIRCULAR
                          FOR THE STATE OF MINNESOTA

      This Development Agreement between ______________________________ ("Franchisee") and Pizzeria Uno Corporation ("Franchisor") dated
________________ (the "Agreement") shall be amended by the addition of the following language, which shall be considered an integral part of the Agreement:

            MINNESOTA LAW MODIFICATIONS

      1. The Commissioner of Commerce for the State of Minnesota requires that certain provisions contained in franchise documents be amended to be consistent with Minnesota Franchise Act, Minn. Stat. Section 80.01 et seq., and of the Rules and Regulations promulgated under the Act (collectively the "Franchise Act"). To the extent that the Agreement and Offering Circular contain provisions that are inconsistent with the following, such provisions are hereby amended:

            a. The Minnesota Department of Commerce requires that Franchisor indemnify Minnesota franchisees against liability to third parties resulting from claims that the Franchisees' use of the Intellectual Properties infringes trademark rights of the third party. If the Agreement contains a provision that is inconsistent with the Franchise Act, the provisions of the Agreement shall be superseded by the Act's requirements and shall have no force or effect.

            b. Franchise Act, Sec. 80C.14, Subd. 4., requires, except in certain specified cases, that a franchisee be given written notice of a franchisor's intention not to renew 180 days prior to expiration of the franchise and that the franchisee be given sufficient opportunity to operate the franchise in order to enable the franchisee the opportunity to recover the fair market value of the franchise as a going concern. If the Agreement contains a provision that is inconsistent with such requirement of the Franchise Act, the provisions of the Agreement shall be superseded by the Act's requirements and shall have no force or effect.

            c. Franchise Act, Sec. 80C.14, Subd. 3., requires, except in certain specified cases that a franchisee be given 90 days notice of termination (with 60 days to cure). If the Agreement contains a provision that is inconsistent with such requirement of the Franchise Act, the provisions of the Agreement shall be superseded by the Act's requirements and shall have no force or effect.

            d. If the Agreement requires Franchisee to execute a release of claims or to acknowledge facts that would negate or remove from judicial review any statement, misrepresentation or action that would violate the Franchise Act, such release shall exclude claims arising under the Franchise Act, and such acknowledgments shall be void with respect to claims under the Act.

            e. If the Agreement requires that it be governed by a state's law, other than the State of Minnesota or arbitration or mediation, those provisions shall not in any way abrogate or reduce any rights of the Franchisee as provided for in the Franchise Act, including the right to submit matters to the jurisdiction of the courts of Minnesota.

            f. Section 2860.4400J Minn. Rules prohibits Franchisor from requiring Franchisee, through the Agreement, to waive its rights to any procedures or remedies provided for by the laws of Minnesota or to consent to liquidated damages. If the Agreement contains a provision that is inconsistent with such Rules, the provisions of the Agreement shall be superseded by the Rule's requirements and shall have no force or effect.

            g. Franchise Act, Sec. 80C.17, Subd. 5 provides that no action may be commenced under the Franchise Act more than 3 years after the cause of action accrues. If the Agreement contains a provision that is inconsistent with the Franchise Act, the provisions of the Agreement shall be superseded by the Act's requirements and shall have no force or effect.

      2. Each provision of this Agreement shall be effective only to the extent that the jurisdictional requirements of the Minnesota law applicable to the provision are met independent of this Amendment. This Amendment shall have no force or effect if such jurisdictional requirements are not met.

      IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement on the day and year first above written.

                                    Franchisor:

                                    Pizzeria Uno Corporation
                                    a Delaware corporation
ATTEST:

_______________________________     ______________________________________
                                    By:___________________________________
                                    By:___________________________________


                                    DEVELOPER:

                                    ______________________________________
                                    By:___________________________________
_______________________________     Name:_________________________________
Witness                             Title:________________________________

                                    By:___________________________________
_______________________________     Name:_________________________________
Witness                             Title:________________________________

                            CONTROLLING PRINCIPALS

      Each of the undersigned acknowledges and agrees as follows:

      (1) Each has read the terms and conditions of the Development Agreement and acknowledges that the execution of this Guaranty and the undertakings of the Controlling Principals in the Development Agreement are in partial consideration for, and a condition to, the granting of the development rights in the Development Agreement, and that Franchisor would not have granted such rights without the execution of this Guaranty and such undertakings by each of the undersigned;

      (2) Each is included in the term "The Controlling Principals;"

      (3) Each individually, jointly and severally, makes all of the covenants, representations, warranties and agreements of the Controlling Principals set forth in the Development Agreement and is obligated to perform thereunder; and

      Operating Principal individually, jointly and severally, makes all of the covenants, representations and agreements of Developer and Operating Principal set forth in the Development Agreement and is obligated to perform hereunder.

ATTEST:                          THE CONTROLLING PRINCIPALS:

____________________________     _________________________________________
Witness                          *Name:___________________________________

____________________________     _________________________________________
Witness                          Name:____________________________________

____________________________     _________________________________________
Witness                          Name:____________________________________

____________________________     _________________________________________
Witness                          Name:____________________________________

*     Denotes individual who is Developer's Operating Principal

                      AMENDMENT TO PIZZERIA UNO CORPORATION
                              DEVELOPMENT AGREEMENT
                            FOR THE STATE OF ILLINOIS

      This Development Agreement between ______________________________ ("Franchisee") and Pizzeria Uno Corporation ("Franchisor") dated
________________ (the "Agreement") shall be amended by the addition of the following language, which shall be considered an integral part of the Agreement:

            ILLINOIS LAW MODIFICATIONS

      1. The Illinois Attorney General's Office requires that certain provisions contained in franchise documents be amended to be consistent with Illinois law, including the Franchise Disclosure Act of 1987, Ill. Rev. Stat. ch. 815 para. 705/1 - 705/44 (1994). To the extent that the Agreement contains provisions that are inconsistent with the following, such provisions are hereby amended:

            a. Illinois Franchise Disclosure Act paragraphs 705/19 and 705/20 provide rights to Franchisee concerning nonrenewal and termination of the Agreement. If the Agreement contains a provision that is inconsistent with such provisions of the Act, the Act will control.

            b. If the Agreement requires Franchisee to execute a release of claims or to acknowledge facts that would negate or remove from judicial review any statement, misrepresentation or action that would violate the Act, or a rule or order under the Act, such release shall exclude claims arising under the Illinois Franchise Disclosure Act, and such acknowledgments shall be void and are hereby deleted with respect to claims under the Act.

            c. If the Agreement requires litigation to be conducted in a forum other than the State of Illinois, the requirement shall be void with respect to claims under the Illinois Franchise Disclosure Act.

            d. If the Agreement requires that it be governed by a state's law, other than the State of Illinois, to the extent that such law conflicts with the Illinois Franchise Disclosure Act, the Act will control.

            e. The second sentence of Section XVII.A. of the Agreement is void with respect to claims under the Illinois Franchise Disclosure Act.

            f. Section XVII.C. of the Agreement is void with respect to claims under the Illinois Franchise Disclosure Act.

      2. Each provision of this Amendment shall be effective only to the extent that the jurisdictional requirements of the Illinois Franchise Disclosure Act, with respect to each such provision, are met independent of this Amendment. This Amendment shall have no force or effect if such jurisdictional requirements are not met.

      IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement on the day and year first above written.

                                    Franchisor:

                                    Pizzeria Uno Corporation
                                    a Delaware corporation
ATTEST:

_______________________________     ______________________________________
                                    By:___________________________________
                                    By:___________________________________


                                    DEVELOPER:

                                    ______________________________________
                                    By:___________________________________
_______________________________     Name:_________________________________
Witness                             Title:________________________________

                                    By:___________________________________
_______________________________     Name:_________________________________
Witness                             Title:________________________________

                            CONTROLLING PRINCIPALS

      Each of the undersigned acknowledges and agrees as follows:

      (1) Each has read the terms and conditions of the Development Agreement and acknowledges that the execution of this Guaranty and the undertakings of the Controlling Principals in the Development Agreement are in partial consideration for, and a condition to, the granting of the development rights in the Development Agreement, and that Franchisor would not have granted such rights without the execution of this Guaranty and such undertakings by each of the undersigned;

      (2) Each is included in the term "The Controlling Principals;"

      (3) Each individually, jointly and severally, makes all of the covenants, representations, warranties and agreements of the Controlling Principals set forth in the Development Agreement and is obligated to perform thereunder; and

      Operating Principal individually, jointly and severally, makes all of the covenants, representations and agreements of Developer and Operating Principal set forth in the Development Agreement and is obligated to perform hereunder.

ATTEST:                          THE CONTROLLING PRINCIPALS:

____________________________     _________________________________________
Witness                          *Name:___________________________________

____________________________     _________________________________________
Witness                          Name:____________________________________

____________________________     _________________________________________
Witness                          Name:____________________________________

____________________________     _________________________________________
Witness                          Name:____________________________________

*     Denotes individual who is Developer's Operating Principal

                     AMENDMENT TO PIZZERIA UNO CORPORATION
                             DEVELOPMENT AGREEMENT
                           FOR THE STATE OF INDIANA

      This Development Agreement between ____________________________________
("Franchisee") and Pizzeria Uno Corporation ("Franchisor") dated
_____________________, 19___ (the "Agreement") shall be amended by the addition of the following language, which shall be considered an integral part of the
Agreement:

            INDIANA LAW MODIFICATIONS

            1. The Indiana Securities Commissioner requires that certain provisions contained in franchise documents be amended to be consistent with Indiana law, including the Indiana Franchises Act, Ind. Code Ann. ss.ss. 1 - 51 (1994) and the Indiana Deceptive Franchise Practices Act, Ind. Code Ann. ss. 23-2-2.7 (1985). To the extent that the Agreement contains provisions that are inconsistent with the following, such provisions are hereby amended:

            a. If the Agreement contains a provision regarding termination and nonrenewal that is inconsistent with these provisions of the Indiana Deceptive Franchise practices Act, the Act will control.

            b. If the Agreement requires Franchisee to execute a release of claims or to acknowledge facts that would negate or remove from judicial review any statement, misrepresentation or action that would violate the Act, or a rule or order under the Act, such release shall exclude claims arising under the Indiana Deceptive Franchise Practices Act and the Indiana Franchises Act, and such acknowledgments shall be void with respect to claims under the Acts.

            c. If the Agreement contains covenants not to compete upon expiration or termination of the Agreement that are inconsistent with the Indiana Deceptive Franchise Practices Act, the requirements of the Act will control.

            d. The Indiana Deceptive Franchise Practices Act provides that substantial modification of the Agreement by Franchisor requires written consent of the Franchisee. If the Agreement contains provisions that are inconsistent with this requirement, the Act will control.

            e. If the Agreement requires litigation to be conducted in a forum other than the State of Indiana, the requirement may be unenforceable as a limitation on litigation under the Indiana Deceptive Franchise Practices Act ss. 23-2-2.7(10).

            f. If the Agreement requires that it be governed by a state's law, other than the State of Indiana, to the extent that such law conflicts with the Indiana Deceptive Franchise Practices Act and the Indiana Franchises Act, the Acts will control.

            2. Each provision of this Amendment shall be effective only to the extent that the jurisdictional requirements of the Indiana Deceptive Franchise Practices Act and the Indiana Franchises Act, with respect


                 [REMAINDER OF PAGE LEFT BLANK INTENTIONALLY] to each such provision, are met independent of this Amendment. This Amendment shall have no force or effect if such jurisdictional requirements are not met.

      IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement on the day and year first above written.

                                    Franchisor:

                                    Pizzeria Uno Corporation
                                    a Delaware corporation
ATTEST:

_______________________________     ______________________________________
                                    By:___________________________________
                                    By:___________________________________


                                    DEVELOPER:

                                    ______________________________________
                                    By:___________________________________
_______________________________     Name:_________________________________
Witness                             Title:________________________________

                                    By:___________________________________
_______________________________     Name:_________________________________
Witness                             Title:________________________________

                            CONTROLLING PRINCIPALS

      Each of the undersigned acknowledges and agrees as follows:

      (1) Each has read the terms and conditions of the Development Agreement and acknowledges that the execution of this Guaranty and the undertakings of the Controlling Principals in the Development Agreement are in partial consideration for, and a condition to, the granting of the development rights in the Development Agreement, and that Franchisor would not have granted such rights without the execution of this Guaranty and such undertakings by each of the undersigned;

      (2) Each is included in the term "The Controlling Principals;"

      (3) Each individually, jointly and severally, makes all of the covenants, representations, warranties and agreements of the Controlling Principals set forth in the Development Agreement and is obligated to perform thereunder; and

      Operating Principal individually, jointly and severally, makes all of the covenants, representations and agreements of Developer and Operating Principal set forth in the Development Agreement and is obligated to perform hereunder.

ATTEST:                          THE CONTROLLING PRINCIPALS:

____________________________     _________________________________________
Witness                          *Name:___________________________________

____________________________     _________________________________________
Witness                          Name:____________________________________

____________________________     _________________________________________
Witness                          Name:____________________________________

____________________________     _________________________________________
Witness                          Name:____________________________________

*     Denotes individual who is Developer's Operating Principal

FINANCE

Date


Name
Address
City, State, Zip
Phone

Dear

STI Credit Corporation ("STI") is pleased to inform you that you have qualified for financing for the _____________ located in ____________________________ up to a total amount of $___________.

This comitment is subject to conditions as outlined in this letter.

      PERMANENT FINANCING

      BORROWER:         Name
                        DBA
                        Address
                        City, State, Zip

      LOAN AMOUNT:

      ADVANCE PAYMENTS:

      TERM:

      REPAYMENT: For the term of the loan the monthly payment shall be determined by multiplying the amount financed times the rate factor provided. For your loan, the rate factor is ___________ with a payment of ___________ per month. This payment amount is subject to change depending on the final loan amount. The initial payment will be due at closing. Subsequent payments will be due monthly beginning thirty days from closing.

To further secure STI's position with collateral for the __________ financing, the following documents must be executed prior to funding:

      Promissory Note. This evidences the agreement between STI and yourself as to the terms of the financing. The note is subject to a prepayment fee.

      Security Agreement. This gives STI first priority interest in the equipment in your location at ________________________________.

      Landlord Waiver. Landlord grants STI acces to the furniture, fixtures, and equipment located on the premises.

      Consent to Assignment of Lease. Landlord consents to your assignment of the leased premises to STI.

      Assignment of Lease. You assign your rights to the lease to STI in the event of default.

      Uniform Commercial Code, UCC. First Priority Security Interest in all equipment and fixtures.

      Guaranty. The loan will be unconditionally and fully guaranteed by ____________, whose obligations are joint and several with the Borrower and the other guarantors and shall be on written terms which are acceptable to STI.

      Certificate of Acceptance. Once completed, this form demonstrates that you have received the property and that it meets your satisfaction.

      Error and Omission. If STI makes any error in preparing, executing, etc. the documents, you agree to correct the documents.

      Stock Pledge. The pledge of the stock is for additional collateral.

      Assignment of Franchise Rights. You agree to the assignment of your franchise rights to STI in the event of default.

Prior to STI funding your transaction, the following documents must be provided:

      Lease Agreement demonstrating a lease term for at least the term of the promissory note.

      Equipment list containing serial numbers, make, and model.

      Certificate of Insurance verifying a property and casualty insurance policy providing "all risk" physical damage or loss in the amount of __________ and providing liability coverage for at least $100,000/$300,000 bodily insurance and ____________ property damage (i) naming STI as the Loss Payee for the term of the loan and (ii) evidence satisfactory to STI as to the validity, enforceability, and priority of STI's security interest therein, subject only to prior liens, if any, expressly permitted in this commitment.

      As to collateral for this financing, this loan will be secured by a first priority security interest in all accounts receivable, contract rights, inventory, machinery, equipment, furniture, fixtures, and general intangibles owned currently or hereafter acquired, including all replacements, substitutions and proceeds thereof, by the Borrower and any other proprietorship, partnership, or corporation which may have ownership rights in the business described above.

      Reporting Requirements: So long as Borrower shall be indebted to STI,

      1. Borrower will deliver to STI monthly, quarterly, and annual financial statements presented in conformity with generally accepted accounting principles, beginning at the time of the acceptance of this commitment and continuing through the term of the loan.

      2. Each of the guarantors shall submit financial statements to STI on an annual basis or at any other time so requested by STI.

      Warranties and Representations. By accepting this commitment Borrower and its guarantors represent and warrant to STI that

      1. The financial date previously submitted to STI is and the financial date to be submited to STI will be true and accurate in all material respects and accurately reflect Borrower's and its guarantors' financial condition and that there have been no material changes in the financial condition of the parties as of the date of the acceptance of this commitment.

      2. Borrower warrants and represents that all necessary licenses and permits required by the city, county and state will be current.

      3. Borrower is a _________, duly organized, validly existing and in good standing under the laws of the State of __________ and is authorized to transact business in all necessary jurisdictions.

      Affirmative Covenants: Borrower shall, so long as any funds remain outstanding or its indebtedness to STI remains unpaid;

      1.    Pay all taxes when due.

      2. Authorize STI to discuss Borrower's business with the franchisor as may be deemed necessary by STI at its sole discretion.

      3. From time to time provide STI with such other information as STI may reasonably request.

      4. Borrower and its guarantors agree to give STI immediate notice of any change in their financial condition occurring prior to closing and funding.

      5. Will not operate in violation of any city, county, state or federal laws.

      Other Covenants: Borrower shall not, so long as any indebtedness to STI remains unpaid, without the prior written consent of STI;

      1. Make or permit any changes in the ownership of Borrower or anyof the stores existing as of the date of this commitment letter or contemplated by this commitment letter if such change will be to cause a diminution of the percentage of ownership control of _______ Dba Or ________ any of the proprietoships, partnerships or corporations he owns or is a party to, except as expressly approved by STI.

      Default: This commitment will terminate and any amounts outstanding under any loan contemplated hereby shall become due and payable in the event of the occurrence of;

      1. Failure to make any payments due under any loan on or before its due date.

      2. Any default under any of the notes, security documents, instruments, agreements, and other documents executed by Borrower or others in connection with the transactions contemplated by this commitment.

      3. Failure to comply with or a breach or failure of any representation, warranty, covenant or other provision of this commitment letter (both before and after funding.)

      4. Should there be, in the opinion of STI, a material change in the financial condition of Borrower or any of the guarantors to the extent that repayment of loans might be adversely affected.

      Closing costs and expenses: This transaction shall be without cost to STI. All expenses including, but not limited to, expenses for appraisals, attorneys fees, recording costs, title searches, and title insurance premiums shall be paid by Borrower.

      Governing law: This transaction shall be governed by the laws of the State of Nevada.

      Deadline for acceptance of commitment:

      Expiration of commitment: __________. In the event the loan is not completed within the six month commitment period and you wish to extend the commitment for an additional six month period, you will be requied to submit an updated financial package and an extension fee equal to one-half percent (1/2%) of the loan request. This one-half percent will at all times remain the sole property of STI.

      If the terms, and conditions herein set forth are satisfactory, please so indicate by signing in the space provided below and return this letter to:

      STI Credit Corporation

      Mr. Dan Simonton
      P.O. Box 11280
      Reno, NV 89510-1280

Subject to the deadline set forth above, this commitment shall be considered accepted upon receipt of this letter signed by Borrower by STI at its office in Reno, Nevada.

Best regards,



The undersigned hereby accepts and approves the foregoing commitment and has already submitted a check in the amount of __________ for the applcation fee, check # _______.

                                    GUARANTY

STI Credit Corporation
1475 Terminal Way, C-2
Reno, NV  89502

Gentlemen:

In consideration of any loans, advances or financial accommodations previously now or hereafter granted by you to or for the account of NAME OF BORROWER ("Borrower"), under any agreement or agreement between yourselves and Borrower heretofore, now or hereafter executed (collectively the "Agreement") or otherwise, each of the undersigned (collectively the "Guarantors" and individually a "Guarantor") guarantees (a) the prompt payment to you of all sums which may in any manner whatsoever by presently due and owing and of all sums which shall in the future in any manner whatsoever become due and owing to you from Borrower under the Agreement or otherwise; and (b) the due performance by Borrower of all its obligations under the agreement and under all other present and future agreements with you.

Each Guarantor also agrees; to indemnify you and hold you harmless from and against all obligations, demands and liabilities by whomsoever asserted and against all losses, in any way suffered, incurred or paid by you as a result or in any way arising out of, following or consequential to transactions with Borrower, whether under the Agreement or otherwise, that this Guaranty shall not be impaired by any modification, supplement, extension nor by any modification, release or other alteration of any of the obligations hereby guaranteed or of any security therefore, nor by any agreement or arrangement whatever with the Borrower or anyone else; that each Guarantor shall be liable to you for all attorneys fees and costs incurred by you by reason of this Guaranty or in connection with enforcing any rights granted you hereunder; that the liability of each Guarantor is direct and unconditional and may be enforced without requiring you first to resort to any other right, remedy or security; that you need not exhaust your rights or recourse against Borrower or any other person or any security you may have at any time before exercising your rights under this Guaranty against any Guarantor; that no Guarantor shall have any right of recourse to security for the debts and obligations of the Borrower to you, unless and until all of said debts and obligations have been paid in full; that if there is more than one Guarantor and the liability of the Guarantors shall be joint and several; that if Borrower or any Guarantor shall at any time become insolvent or make a general assignment or if a petition in bankruptcy or any insolvency or reorganization proceeding shall be filed or commenced by, against or in respect of Borrower or any Guarantor, any and all obligations of each Guarantor shall, at your option, become immediately due and payable without notice; that your changes and records showing the accounts between you and Borrower shall be admissible in any action or proceeding, shall be binding upon each Guarantor for the purpose of establishing the items therein set forth and shall constitute prima facie proof thereof; that this Guaranty , is, as to each Guarantor, a continuing Guaranty; that the death of any Guarantor shall not affect the termination of this Guaranty as to such deceased or as to any other Guarantor; that termination of the obligations of any Guarantor shall not affect the continuing liability hereunder of any other of the Guarantors; that nothing shall discharge or satisfy the liability of any Guarantor hereunder except the full payment and performance of all Borrower's debts and obligations to you; that any and all present and future debts and obligations of the Borrower to each Guarantor are hereby waived and postponed in favor of and subordinated to the full payment and performance of all present and future debts and obligations of Borrower to you; and that all sums at any time to the credit of each Guarantor and any of the property of each guarantor any time in your possession maybe held by you as security for any and all obligations of such Guarantor to you and to pay any of your affiliated entities, no matter how or when arising, whether absolute or contingent, whether due or to become due and whether under this Guaranty or otherwise.

Each Guarantor waives: notice of acceptance hereof; the right to a jury trial in any action hereunder; presentment, demand and protest of any instrument and notice thereof; notice of default, and all other notices to which such Guarantor is or might be entitled; whether by law or otherwise; all right of set off and counter claims. All actions or proceedings arising directly or indirectly, in connection with, out of or related to this Guaranty may be litigated, at your sole discretion and election, if Borrower has breached any of the terms, provisions or covenants of the Note; such litigation shall not be deemed to be a waiver by Lender of such breach.

No Assignment or other transfer by Lender or Borrower of any interest, right or obligation under the Note or assumption by any third party of the obligations of Borrower under the Note shall extinguish or diminish the unconditional, absolute, primary and direct liability of the undersigned under this Guaranty. The undersigned hereby consent to and waive all notice of any such assignment, transfer or assumption. If this Guaranty is executed by more than one person, the release of any one Guarantor shall not terminate this Guaranty as to any other Guarantor.

Any assignee of Lender shall have all of the rights of Lender hereunder and may enforce this Guaranty against us with the same force and effect as if this Guaranty were given to such assignee in the first instance. This Guaranty shall inure to the benefit of Lender, and its successors and assigns, and shall be binding upon us and our heirs, executors, administrators, personal representatives, successors and assigns.

The undersigned agree to pay all expenses which may be incurred by Lender in the enforcement of this Guaranty, including court costs and reasonable attorney's fees.

If any provision of this Guaranty is prohibited, held to be invalid, or otherwise found to be unenforceable by reason of any rule of law, or judgement or decree entered by any court of competent jurisdiction in any state shall, as to such state, be ineffective to the extent of such prohibition, invalidity or unenforceability without affecting the remaining provisions hereof.

This guaranty agreement remains fully enforceable irrespective of any defenses or counterclaims that the borrower may assert on the underlying debt, including but not limited to failure of consideration, breach of warranty, fraud, payment, statute of frauds, bankruptcy, infancy, statute of limitations, lender liability, accord and satisfaction, and usury.

THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEVADA. THE UNDERSIGNED DO HEREBY SUBMIT TO THE JURISDICTION OF ANY COURT (FEDERAL, STATE OR LOCAL) HAVING SITUS WITHIN THE STATE OF NEVADA EXPRESSLY WAIVING PERSONAL SERVICE OF PROCESS AND CONSENT TO SERVICE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO THE LAST KNOWN ADDRESS OF THE UNDERSIGNED, WHICH SERVICE SHALL BE DEEMED COMPLETED WITHIN TEN (10) DAYS AFTER THE DATE OF MAILING THEREOF.

IN WITNESS WHEREOF, the undersigned have executed this Guaranty on the _______ day of _________________ 19__.

GUARANTORS:


____________________________________________________________________
                           BORROWER


FEDERAL BANK SIGNATURE GUARANTY

                              CORPORATE RESOLUTION

I,_____________________________, do hereby certify that I am the duly elected and qualified Secretary of ___________________________, a corporation of the state of ___________ and that the following is a true and correct copy of resolutions duly adopted by the Board of Directors of said Corporation at a meeting duly convened and held in accordance with applicable law and the Bylaws of said Corporation on this __________ day of ______________, 1996, and that said resolutions have not been rescinded and are now in full force and effect:

      "RESOLVED, that the President, Vice President, Secretary or Treasurer of this Corporation are authorized and directed, in accordance with the Promissory Note presented to this meeting, to negotiate, execute and deliver on behalf of the Corporation a loan with STI Credit Corporation, and its successors or assigns, whereby this Corporation will loan funds for the purpose described in such Note and/or any schedule thereto upon the terms and conditions thereof, which Note, and the execution thereof, is hereby determined to be in the best interests of this Corporation."

      "RESOLVED, FURTHER, that the Secretary of this Corporation be, and he/she hereby is, authorized and directed to execute and deliver to STI Credit Corporation, a certified copy of this and the foregoing resolution."

IN WITNESS WHEREOF, I have signed my name as Secretary of said Corporation to be hereunto affixed, this the ______ day of ____________, 19_____.


________________________________________
(Authorized Signature/Secretary)



      (Seal)


Please attach a copy of Articles of Incorporation.



(If no seal, please check: No Seal             )

                  COLLATERAL ASSIGNMENT, ACCEPTANCE AND CONSENT

      THIS COLLATERAL ASSIGNMENT, ACCEPTANCE AND CONSENT ("Agreement") is made and entered into by and among Name of Borrower ("The Franchisee"), STI Credit Corporation ("STI") and Uno Restaurant Corporation, (The "Franchisor").

W I T N E S S E T H

      WHEREAS, the Franchisee and Franchisor have previously entered into a Standard Franchise Agreement dated ____________________ (the "Franchise Agreement") whereby the Franchisor granted to the Franchisee the right to open and operate the Franchise located at _________________________________ (the "Franchisor") in the location described in the Franchise Agreement; and

      WHEREAS, the Franchisee has requested that STI finance to the Franchisee certain equipment, personal property and real property which the Franchisee uses in connection with the operation of the Franchise;

      WHEREAS, as a condition of STI's agreeing to enter into the such a contract, STI has required that this Agreement be executed to permit STI to assume the Franchisee's rights under the Franchise Agreement (the "Franchise Agreement") and operate the Franchise in the event of a default by the Franchisee under the Note;

      NOW, THEREFORE, for and in consideration of the mutual covenants herein contained and other good and valuable consideration, the adequacy and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1. Incorporation of Note. All of the terms and conditions set forth in the Promissory Note and Security Agreement (the "Note") between the Franchisee and STI are hereby incorporated into this Agreement by reference.

2. Default Under Note. Upon default by the Franchisee under the Note, STI may, in addition to the other rights and remedies available to it cause the Franchise Agreement to be assigned to STI as herein after provided. Upon the occurrence of a default notice thereof by certified mail, return receipt requested, to the Franchisee and Franchisor at the address set forth in the Note. If said default is not cured by the Franchisee or Franchisor to the satisfaction of STI within thirty (30) days from the date of receipt of the Notice of Default, STI may, at its sole and exclusive option, give the Franchisee and Franchisor additional written notice ("Assignment Notice") of the assignment of the Franchise Agreement by certified mail, return receipt requested. Within three (3) days of the Franchisee's receipt of the Assignment Notice, the Franchisee shall completely vacate the Franchise premises, but shall not remove therefrom any of the equipment, furniture, fixtures, inventory, supplies or other property of any kind used in connection with the operation of the Franchise.

3. Assignment of Franchise Agreement. Upon receipt of the Assignment Notice by the Franchisee and Franchisor, without further action by any party, the Franchise Agreement shall in all respects be irrevocably and unconditionally assigned and transferred to and vested exclusively in STI, and in such event, STI shall be deemed to have assumed all of the obligations accruing pursuant to the Franchise Agreement from the date of such assignment.

4. No Release. The Franchisee shall not be released from performing any of the obligations of the Franchisee under the Franchise Agreement. The Franchisee shall be jointly and severally liable with STI for all obligations and liabilities assumed by STI upon assignment of the Franchise Agreement under the Franchise Agreement. Payment of any such amounts by STI under the Franchise Agreement shall be assessable against the Franchisee and shall be paid by the Franchisee to STI.

5. Consent to Assignment. It is agreed among the parties hereto that the assignment of the Franchise Agreement by the Franchisee to STI is solely for the purpose of providing STI with collateral security for the Franchisee's obligations under the Note. Accordingly, STI agrees to use reasonable efforts to locate a successor lessee or purchaser of the equipment subject to the Note and to cooperate with such subsequent lessee or purchaser to assign the Franchise Agreement to such subsequent lessee or purchaser, all with the consent of the Franchisor in accordance with the Franchise Agreement.

6. Counterparts. This Agreement may be executed and delivered in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts taken together shall contitute one and the same instrument.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed on this ______ day of __________________, 19___.


BORROWER (FRANCHISEE)


By:______________________________________
   Borrower


STI Credit Corporation
1475 Terminal Way, C-2
Reno, Nevada 89502


By:_____________________________________

Title:__________________________________

Date:___________________________________


Uno Restaurant Corporation
100 Charles Park Road
West Roxbury, MA


By:_____________________________________

Title:__________________________________

Date:___________________________________

                                 PROMISSORY NOTE

                                   (60 Months)
      FOR VALUE RECEIVED, ____________________________________, a _____________
(the "Maker") promises to pay to the order of STI Credit Corporation (the "Payee"), at its office at 1475 Terminal Way, C-2, Reno, NV 89502, or such other place as the holder of this Promissory Note may from time to time designate in writing, in lawful money of the United States of America, the principal sum of _____________________00/100 dollars ($________________), together with interest on the unpaid balance thereof from the date hereof until paid in full at the rate of ____________ percent (______%) per annum to be paid as follows: in _________ (______) consecutive monthly payments of ________________ 00/100 dollars ($__________), with the first and last two payments being due upon the execution of this promissory note and each subsequent payment will be due on the same calendar day of each month thereafter.

      This Promissory Note is executed in connection with a Security Agreement dated __________, 199__, between the Maker and the STI (the "Security Agreement") and is secured by certain collateral as more specifically described and referred to therein, the terms and conditions of said Security Agreement are hereby incorporated herein by reference. Any default under said Security Agreement or any other instrument securing this note shall be a default under this note entitling STI to accelerate the entire indebtedness hereunder upon notice provided to Maker in accordance with said Security Agreement. Reference is also made to the Security Agreement for a statement of certain rights of the Payee following an event of default thereunder.

      If any payment provided for herein remains wholly or partially unpaid for more than ten (10) days after such payment is due and payable, then Makers agree to pay a late charge of ten percent (10%) of such payments, not to exceed the maximum amount allowed by the laws of the state of Nevada.

      Provided Maker is not in default, Maker may prepay all or part of this indebtedness at any time and from time to time, plus a prepayment of 2.5% of the remaining principal balance. All such prepayments shall be applied to the principal balance owning.

      Maker agrees that in the event of default in the payment of the debt evidenced by this Promissory Note or of any installment of principal provided herein, the holder hereof shall have the right and option, without further notice or demand, to declare all unpaid principal and accrued interest to be immediately due, payable and collectible, time being of the essence of this contract.

      The Maker agrees that in the event the holder hereof fails to exercise any privilege or option granted to it under this instrument, such failure shall not constitute a waiver or forfeiture of the right to exercise such option or privilege for successive breaches of this contract.

      Makers, endorsers, sureties, guarantors, and all other persons now or hereafter liable hereon, waive presentment, demand for payment, protest, notice of dishonor, and consent that the owner or Holder hereof shall have the right without notice, to deal in any way at any time for any party hereto, or to grant to any such party any extensions of time for payment of any said indebtedness, or any other indulgences or forbearances whatever, without in any way affecting the personal liability of any parties hereunder.

      In the event the Maker defaults in the payment of the debt evidenced hereby or of any installment or as provided herein, the Maker agrees to pay all costs of collection, including reasonable attorney's fees if collected by and through an attorney at law.

      Notwithstanding anything to the contrary contained herein, no provisions of this Promissory Note shall require the payment or permit the collection of interest in excess of the maximum rate permitted by applicable law. If any excess interest in such respect is provided for, or shall be adjudicated to be so provided, in this Promissory Note or otherwise in connection with this loan transaction, the provisions of this paragraph shall govern and prevail, and neither the Maker nor the sureties, guarantors, successors or assigns of the Maker shall be obligated to pay the excess amount of such interest, or any other excess sum paid for the use, forbearance or detention of sums loaned pursuant hereto. If for any reason interest in excess of the maximum rate shall be deemed charged, required or permitted by any court of competent jurisdiction, any such excess shall be applied as a payment and reduction of the principal indebtedness evidenced by the Promissory Note; and, if the principal amount hereof has been paid in full, any remaining excess shall forthwith be paid to the Makers. In determining whether or not the interest paid or payable exceeds the maximum rate, the Maker and Payee shall, to the extent permitted by applicable law, (i) characterize any non-principal payment as an expense, fee or premium rather than as interest (ii) exclude voluntary prepayments and the effects thereof, and
(iii) amortize, prorate, allocate and spread in equal or unequal parts the total amount of interest throughout the entire contemplated term of the indebtedness evidenced by this Promissory Note so that the interest for the entire term does not exceed the maximum rate.

      This obligation shall be governed by and construed under the laws of the State of Nevada and the Maker agrees that in the event of default to consent to and be subject to the jurisdiction of the Courts of the State of Nevada to enforce the terms of this obligation.

      IN WITNESS WHEREOF, ________________________________ executed this
Promissory Note this _______ day of ______________________, 1996.



______________________________        _________________________________
Name and Title                        Date
Address
City, State and Zip Code

                                 PROMISSORY NOTE
                                 (72 & 84 MONTH)

      FOR VALUE RECEIVED, ______________________________, a ___________________
corporation (the "Maker") promises to pay to the order of STI Credit Corporation (the "Payee"), at its office at 1475 Terminal Way #C-2, Reno, NV 89502, or such other place as the holder of this Promissory Note may from time to time designate in writing, in lawful money of the United States of America, the principal sum of ___________________________ and 00/100 dollars ($___________), together with interest on the unpaid balance thereof from the date hereof until paid in full at the rate of _____________ percent (_______%) per annum to be paid as follows: in ______________ (_____) consecutive monthly payments of ___________________ dollars ($____________), with the first and last two payments being due upon the execution of this promissory note and each subsequent payment will be due on the same calendar day of each month thereafter. At the end of the sixtith month, the Note may be paid off based on SDL's pay-off schedule or if the Note has not been past due over sixty (60) days on more than three (3) occasions, the Note may be renewed for an additional __________________ (_____) month period at SDL's then current rate.

      This Promissory Note is executed in connection with a Security Agreement dated __________, 199__, between the Maker and the STI (the "Security Agreement") and is secured by certain collateral as more specifically described and referred to therein, the terms and conditions of said Security Agreement are hereby incorporated herein by reference. Any default under said Security Agreement or any other instrument securing this note shall be a default under this note entitling STI to accelerate the entire indebtedness hereunder upon notice provided to Maker in accordance with said Security Agreement. Reference is also made to the Security Agreement for a statement of certain rights of the Payee following an event of default thereunder.

      If any payment provided for herein remains wholly or partially unpaid for more than ten (10) days after such payment is due and payable, then Makers agree to pay a late charge of ten percent (10%) of such payments, not to exceed the maximum amount allowed by the laws of the state of Nevada.

      Maker agrees that in the event of default in the payment of the debt evidenced by this Promissory Note or of any installment of principal provided herein, the holder hereof shall have the right and option, without further notice or demand, to declare all unpaid principal and accrued interest to be immediately due, payable and collectible, time being of the essence of this contract.

      The Maker agrees that in the event the holder hereof fails to exercise any privilege or option granted to it under this instrument, such failure shall not constitute a waiver or forfeiture of the right to exercise such option or privilege for successive breaches of this contract.

      Makers, endorsers, sureties, guarantors, and all other persons now or hereafter liable hereon, waive presentment, demand for payment, protest, notice of dishonor, and consent that the owner or Holder hereof shall have the right without notice, to deal in any way at any time for any party hereto, or to grant to any such party any extensions of time for payment of any said indebtedness, or any other indulgences or forbearances whatever, without in any way affecting the personal liability of any parties hereunder.

      Provided Maker is not in default, Maker may prepay all or part of this indebtedness at any time and from time to time, plus a prepayment of 2.5% of the remaining principal balance. All such prepayments shall be applied to the principal balance owning.

      In the event the Maker defaults in the payment of the debt evidenced hereby or of any installment or as provided herein, the Maker agrees to pay all costs of collection, including reasonable attorney's fees if collected by and through an attorney at law.

      Notwithstanding anything to the contrary contained herein, no provisions of this Promissory Note shall require the payment or permit the collection of interest in excess of the maximum rate permitted by applicable law. If any excess interest in such respect is provided for, or shall be adjudicated to be so provided, in this Promissory Note or otherwise in connection with this loan transaction, the provisions of this paragraph shall govern and prevail, and neither the Maker nor the sureties, guarantors, successors or assigns of the Maker shall be obligated to pay the excess amount of such interest, or any other excess sum paid for the use, forbearance or detention of sums loaned pursuant hereto. If for any reason interest in excess of the maximum rate shall be deemed charged, required or permitted by any court of competent jurisdiction, any such excess shall be applied as a payment and reduction of the principal indebtedness evidenced by the Promissory Note; and, if the principal amount hereof has been paid in full, any remaining excess shall forthwith be paid to the Makers. In determining whether or not the interest paid or payable exceeds the maximum rate, the Maker and Payee shall, to the extent permitted by applicable law, (i) characterize any non-principal payment as an expense, fee or premium rather than as interest (ii) exclude voluntary prepayments and the effects thereof, and
(iii) amortize, prorate, allocate and spread in equal or unequal parts the total amount of interest throughout the entire contemplated term of the indebtedness evidenced by this Promissory Note so that the interest for the entire term does not exceed the maximum rate.

      This obligation shall be governed by and construed under the laws of the State of Nevada and the Maker agrees that in the event of default to consent to and be subject to the jurisdiction of the Courts of the State of Nevada to enforce the terms of this obligation.

      IN WITNESS WHEREOF, ____________________ executed this Promissory Note this _______ day of ______________________, 1996.

Corporation


_____________________________         _________________________________
Signature                                 Date

_____________________________
Title

                         INTERIM FUNDING PROMISSORY NOTE

      FOR VALUE RECEIVE, _____________________________ ("Maker") promises to pay to the order of STI Credit Corporation ("STI"), at its office at Reno, Nevada, or such other place as the holder of this Promissory Note, prepared this _______ date of ___________________, _____, may from time to time designate, the principal sum of ___________________ ($_______________) or so much thereof as may be advanced from time to time hereunder, together with interest to be determined on the date of the making of the note at the prime rate as quoted in the Wall Street Journal plus 300 basis points until maturity. After the initial advance and the interest rate quoted on that date, should there be any additional increases in the prime rate, the interest on the initial advance as well as all subsequent advances will be at the amount of the higher rate as of the date of such rate change or changes.

      All principal and interest shall be due and payable in accordance with the terms of an agreement between the Maker and STI. At the sole and exclusive option of STI, provided STI is then the holder of this Promissory Note, STI may accept payment of all amounts due hereunder either in lawful money of the United States or by due execution and delivery to STI by the maker of a commitment letter between the Maker and STI dated _____________________. Advances hereunder shall be made by and at the discretion of STI upon request by Maker in a form acceptable to STI which shall be accompanied by documentation as may from time to time be required by STI.

      If this obligation, after default, is placed in the hands of an attorney for collection, the Maker, all guarantors and other persons now or hereafter liable hereon will be obligated to pay the holder an additional sum as reasonable sum as reasonable attorney's fees.

      This Promissory Note does not represent nor shall Maker be entitled to utilize this instrument (and the commercial loan it evidences) as a revolving line of credit.

      The Maker hereof and all parties who at the time may be liable hereon in any capacity, jointly and severally, waive presentment, demand for payment, protest and notice of dishonor of this Promissory Note.

      Notwithstanding anything to the contrary contained herein, no provisions of this Promissory Note shall require the payment or permit the collection of interest in excess of the maximum rate permitted by applicable law. If any excess interest in such respect is provided for, or shall be adjudicated to be so provided, in this Promissory Note or otherwise in connection with this loan transaction, the provisions of this paragraph shall govern and prevail, and neither the Maker nor the sureties, guarantors, successors or assigns of the Maker shall be obligated to pay the excess amount of such interest, or any other excess sum paid for the use, forbearance or detention of sums loaned pursuant hereto. If for any reason interest in excess of the maximum rate shall be deemed charged, required or permitted by any court of competent jurisdiction, any such excess shall be applied as a payment and reduction of the principal indebtedness evidenced by the Promissory Note; and, if the principal amount hereof has been paid in full, any remaining excess shall forthwith be paid to the Makers. In determining whether or not the interest paid or payable exceeds the maximum rate, the Maker and Payee shall, to the extent permitted by applicable law, (i) characterize any non-principal payment as an expense, fee or premium rather than as interest (ii) exclude voluntary prepayments and the effects thereof, and
(iii) amortize, prorate, allocate and spread in equal or unequal parts the total amount of interest throughout the entire contemplated term of the indebtedness evidenced by this Promissory Note so that the interest for the entire term does not exceed the maximum rate.

      THIS INSTRUMENT HAS BEEN DELIVERED BY THE MAKER IN THE STATE OF NEVADA AND SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF NEVADA AND BY FEDERAL LAWS PREEMPTING OTHERWISE APPLICABLE STATE LAW.

      This Promissory Note may be executed in one or more counterparts and, when so executed, each counterpart shall be deemed to be an original.

Name of Borrower


________________________
Signature

________________________
Title

________________________
Date

                               SECURITY AGREEMENT

      This Security Agreement ("Agreement") is made and entered into by and between _____________________________, a ______________ corporation (the
"Debtor"), and STI Credit Corporation, a Nevada corporation (the "Secured
Party").

                                    Recitals

      A. The Debtor is indebted to the Secured Party pursuant to a Promissory Note dated _________________ (the "Note"), to be converted to a Permanent Promissory Note by and between Debtor and Secured Party executed and delivered by the Debtor contemporaneously herewith in the principal amount not to exceed ______________________________ dollars ($.00).

      B. To secure repayment of the Note, and as a condition precedent to the advance of funds by the Secured Party pursuant thereto, the Debtor has agreed to grant to the Secured Party a security interest in certain property hereinafter described.

                                    Agreement

      1. Security Interest. As collateral security for the payment and performance of all the Obligations (as that term is defined in Section 2), the Debtor hereby grants to the Secured Party a first priority, continuing security interest in all the following collateral (collectively the "Collateral").

      (a) All equipment, inventory, fixtures and other goods of any and every kind whatsoever located at or used in connection with the Pizzeria Uno restaurant presently located at ________________________________________________
or any successor location, and all general intangibles of any and every kind whatsoever related thereto, all whether now owned or hereafter acquired by the Debtor, and all replacements, substitutions and proceeds of all the foregoing; and

      (b) All the Debtor's interest in and rights under that certain franchisee agreement dated ____________ between the Debtor and Pizzeria Uno Corporation, and all modifications, extensions, replacement and substitutions thereof, and all proceeds thereof; and

      (c) All the Debtor's interest in and rights under that certain premises lease agreement dated ________________ between the Debtor and ______________________ with respect to the premises described in Schedule "A" attached hereto and all modifications, extensions, replacement and substitutions thereof, and all proceeds thereof; and

     (d) All other equipment, inventory, fixtures and other goods of any and every kind whatsoever, wherever located, all other general intangibles of any and every kind whatsoever, and all accounts, instruments, documents and chattel paper of any and every kind whatsoever, all whether now owned or hereafter acquired by the Debtor, and all replacements, substitutions and proceeds of all the foregoing.

      2. Obligations. The security interest created hereby in the Collateral constitutes continuing collateral security for the prompt payment and performance of any and all indebtedness and obligations of the Debtor to the Secured Party of every kind, character and description, whether now existing or hereafter incurred, including any and all renewals, extensions and modifications thereof, howsoever and whensoever arising, whether absolute or contingent, joint or several, matured or unmatured, direct or indirect, primary or secondary (collectively, the "Obligations"), and including without limitation, all amounts payable under the Note and under this Agreement.

      3. The Debtor's Representation and Warranties. The Debtor represents and warrants to the Secured Party as follows:

            (a) The Debtor's exact legal name, principal place of business, chief executive office, mailing address, form of business entity and the state under whose laws the Debtor is organized are accurately set forth in the introductory paragraph and on the signature page of this Agreement. The Debtor has not done business in any jurisdiction under any name other than the name specified herein.

      (b) The Debtor has full power, authority and legal right to execute, deliver and perform this Agreement, and to grant all liens and security interests provided for herein. The Debtor has taken all necessary action to authorize the execution, delivery and performance of this Agreement. This Agreement has been duly authorized, executed and delivered by the Debtor and constitutes a legal, valid and binding obligation of Debtor, fully enforceable in accordance with its terms. No consent of any other party and no consent, license, permit, approval or declaration with any governmental authority is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement or the Note, except for the filing of financing statements with respect to the security interests hereby granted to the Secured Party.

      (c) Upon the filing of any appropriate financing statements, the security interest granted to the Secured Party hereby will be duly perfected under the applicable provisions of the Uniform Commercial Code and will constitute a first, prior and superior, security interest in the Collateral. Except for the security interest granted to the Secured Party hereby, the Debtor has good and indefeasible title to the Collateral free from any lien, security interest, encumbrance or claim of any kind.

      (d) All tangible Collateral now existing is, and all tangible Collateral hereafter existing will be, located at the addresses set forth on Schedule "A" attached hereto. In the event any of the Collateral constitutes fixtures under applicable law, the owner of the real property on which such property is located and the correct legal description of such property is set forth on Schedule "A" attached hereto.

      (e) All information furnished by or on behalf of the Debtor to the Secured Party, including all financial information, is true and correct and the Debtor knows of no material facts which have not been disclosed to the Secured Party, and the Debtor has not omitted to state any material facts to the Secured Party that might be relevant to the Secured Party's decision to enter into the transactions contemplated by this Agreement.

      (f) The Debtor is in compliance with all laws, rules, regulations, orders and decrees applicable to the Debtor and its business and properties.

      (g) The execution and delivery of this Agreement and the Note by the Debtor and the performance by the Debtor of its obligations hereunder and thereunder will not (a) violate, conflict with or contravene any provision of the articles of incorporation or the bylaws of the Debtor, (b) violate the terms of, result in a breach of or constitute a default under any instrument, document, or agreement to which the Debtor is a party or by which any of its property is bound, (c) result in the creation or imposition of any lien upon the property or assets of the Debtor except as expressly provided herein, or (d) violate any statute or law or any judgment, decree, order, regulation or rule of any court, governmental authority or arbitrator applicable to the Debtor or any of its assets.

      (h) The Debtor is not in default under any agreement, indenture, mortgage or obligation to which it is a party or by which any of its properties may be bound.

      (i) There is no action, suit or proceeding before any court, governmental authority or arbitrator pending or, to the knowledge of the Debtor, threatened against or affecting the Debtor, which in the best judgment of the Debtor's management, even if adversely determined, would have a material adverse effect on the financial condition or operations of the Debtor, the ability of the Debtor to repay the Obligations or the ability of the Debtor to perform its obligations under this Agreement or the Note. There are no outstanding judgments against the Debtor.

      (j) The Debtor has filed all tax returns (federal, state and local) required to be filed, including all income, franchise, employment, property and sales taxes, and has paid all its tax liabilities. The Debtor knows of no pending investigation of the Debtor by any taxing authority or of any pending but unassessed tax liability of the Debtor.

      (k) The Debtor has complied with all applicable minimum funding requirements of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and there are no existing conditions that would give rise to liability thereunder. No reportable event (as defined in Section 4043 of ERISA) has occurred in connection with any employee benefit plan that might constitute grounds for the termination thereof by the Pension Benefit Guaranty Corporation or for the appointment by the appropriate United States District Court of a trustee to administer such plan.

      (l) The Debtor and its properties are in compliance with all applicable environmental, health and safety laws, rules and regulations and the Debtor is not subject to any liability or obligation for remedial action thereunder. The Debtor has received no notice of any investigation or inquiry by any governmental authority of the Debtor or any of its properties where any of the Collateral is or will be located pertaining to any toxic or hazardous waste or substance, and to the best of the Debtor's knowledge no such investigation or inquiry is pending or threatened. No toxic or hazardous wastes or substances are located on or under any of the properties of the Debtor where any of the Collateral is or will be located. The Debtor has not caused or permitted any toxic or hazardous waste or substance to be disposed of on or under or released from any of its properties.

      (m) The Secured Party has not at any time exercised or attempted to exercise, directly or indirectly, any degree of control or influence of any kind whatsoever over the internal business operations or financial affairs of the Debtor. The Secured Party has not acted as a business, investment or financial consultant or advisor to the Debtor and has not given the Debtor any business, investment, or financial advice. The Secured Party has no fiduciary or similar duty to the Debtor. The Secured Party has not participated in any type of joint venture or partnership with the Debtor and the execution and consummation of this Agreement and the transactions contemplated herein shall not constitute or amount to a joint venture or partnership. The Secured Party has not acted in any respect as the agent of the Debtor for any purpose and no agency relationship shall be created by the execution of this Agreement and the consummation of the transactions contemplated hereby.

      (n) The Secured Party has made no representation or statements of material fact to the Debtor in connection with the obligations of the Debtor hereunder or in connection with the negotiation, execution or delivery of this Agreement or the consummation of the transactions herein contemplated except as expressly set forth herein.

      (o) No event of default has occurred and no event which, with notice or the passage of time, or both, would constitute an event of default, has occurred.

      4. The Debtor's Covenants and Further Agreements . So long as any of the Obligations shall remain outstanding:

      (a) The Debtor shall pay to the Secured Party all amounts due under the
Note in accordance with the terms thereof and all other Obligations.

      (b) The Debtor shall promptly and properly execute such financing statements and other documents (and pay the costs of filing or recording all such documents in all public offices deemed necessary by the Secured Party), and shall promptly and properly perform such other acts and deeds, all as the Secured Party might reasonably request, to properly establish and maintain the valid liens and security interests now or hereafter created in the Collateral pursuant to this Agreement and to carry out the provisions and purposes of this Agreement. The Debtor shall, at its sole expense, maintain the Collateral free and clear of all liens, security interests, encumbrances or claims of any kind, except the security interest of the Secured Party granted hereby, and defend any action which might affect the security interest granted to the Secured Party hereby or the Debtor's title to the Collateral.

      (c) The Debtor shall maintain the Collateral in good operating condition and shall not permit any waste or destruction of the Collateral or any part thereof. The Debtor shall comply with any and all warranties or maintenance agreements covering the Collateral. The Debtor shall not use or permit the Collateral to be used in violation of any law or inconsistently with the terms of any applicable policy of insurance. The Debtor shall not use or permit the Collateral to be used in any manner that would impair the value of the Collateral or expose the Collateral to unusual risk.

      (d) The Debtor shall conduct its business in an orderly and efficient manner consistent with good business practices and in accordance with all laws applicable to the Debtor.

      (e) The Debtor shall use all funds advanced by the Secured Party and all the Collateral only for lawful business purposes.

      (f) The Debtor shall not sell, lease or otherwise dispose of all or any part of the Collateral, or the real property where such Collateral is located, without the prior written consent of the Secured Party.

      (g) The Debtor shall promptly provide to the Secured Party such reports, data and financial statements in respect of the Collateral and the Debtor's business and financial condition, as the Secured Party may from time to time reasonably require, but no less frequently than annually.

      (h) The Debtor shall immediately notify the Secured Party of any material change occurring in or to the Collateral, of any change in the name, principal place of business, chief executive office, mailing address or form of business entity of the Debtor, or of any change in any fact or circumstances warranted or represented by the Debtor to the Secured Party herein, or if any event of default occurs.

      (i) The Debtor shall keep all of the tangible Collateral, both now owned and hereafter acquired, at the address of the Debtor set forth on Schedule "A" attached hereto.

      (j) The Debtor shall pay promptly, before delinquent, all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims

(including claims for labor, materials, and supplies) against, the Collateral, except to the extent the validity thereof is being contested diligently and in good faith by proper proceedings satisfactory to the Secured Party.

      (k) The Debtor shall, at its sole expense, maintain insurance with respect to the Collateral in such amounts, against such risks, in such form and with such insurers, as shall be customary for companies engaged in businesses similar to that of the Debtor, and as shall be satisfactory to the Secured Party. The Secured Party shall be named as an additional insured or loss payee under such policies, as the Secured Party may specify. All such policies shall provide for a minimum of thirty (30) day's prior written notice to the Secured Party prior to cancellation. The Debtor shall furnish the Secured Party with certificates or other evidence satisfactory to the Secured Party of compliance with the requirements of this section.

      (l) The Debtor shall preserve and maintain its corporate existence and all of its leases, privileges, franchises, licenses, permits, qualifications and rights that are necessary or desirable in the ordinary conduct of its business.

      (m) The Debtor shall comply with all minimum funding requirements, and all other material requirements, of ERISA, if applicable to the Debtor, so as not to give rise to any liability thereunder. The Debtor shall notify the Secured Party immediately of any fact, including, but not limited to, any "reportable event" as that term is defined in Section 4043 of ERISA, arising in connection with any such plan which might constitute grounds for the termination thereof by the Pension Benefit Guaranty Corporation or for the appointment by the appropriate United States District Court of a trustee to administer such plan and furnish to the Secured Party, promptly upon its request therefor, such additional information concerning any such plan as may be reasonably requested.

      (n) Neither the Debtor nor any person acting on its behalf shall take any action which might cause this Agreement or the transactions contemplated hereby to violate any laws, regulations or rules applicable to the Debtor, its business or its properties, and the Debtor will take all actions necessary to cause compliance with all laws, regulations and rules applicable to the Debtor, its business and its properties.

      (o) The Debtor shall permit officers, agents and employees of the Secured Party to examine the Debtor's business premises and records at reasonable times and under reasonable conditions and to discuss the business, operations and financial condition of the Debtor with its officers and employees and with its independent certified public accountants.

      (p) The Debtor will promptly notify the Secured Party of (i) the occurrence of an event of default, or of any event that with notice or lapse of time or both would be an event of default, (ii) the commencement of any action, suit or proceeding against the Debtor that might have a material adverse effect on the business, financial condition or operations of the Debtor, (iii) a change in the Senior Management of the Debtor, and (iv) any other matter that might have a material adverse effect on the Collateral or the business, financial condition or operations of the Debtor.

      5. Additional Provisions Concerning the Collateral.

      (a) The Debtor hereby authorizes the Secured Party to file, without the signature of the Debtor where permitted by law, one or more financing or continuation statements, and amendments thereto, relating to the Collateral as contemplated by this Agreement.

      (b) If the Debtor fails to perform any agreement contained herein, the Secured Party may itself perform, or cause performance of, such agreement or obligation, and the expenses of the Secured Party incurred in connection therewith shall be payable by the Debtor under Section 8 hereof, and shall be fully secured hereby.

      (c) The powers conferred on the Secured Party hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. The Secured Party shall have no duty as to any Collateral.

      (d) The Secured party may at any time during normal business hours enter upon the premises where the Collateral is located to inspect the Collateral.

      6. Events of Default. The occurrence of any of the following events shall constitute an event of default hereunder and under the Promissory Note:

      (a) Following ten (10) days prior written notice thereof, nonpayment of any installment due and payable under the Note within ten (10) days of the scheduled due date of such installment.

      (b) Following ten (10) days prior written notice thereof, nonpayment of any other Obligations within ten (10) days of the due date thereof.

      (c) Following thirty (30) days prior written notice thereof, failure of the Debtor to properly, timely and fully perform any covenant, agreement or promise contained in this Agreement or the Note.

      (d) Any statement, representation or warranty of or by the Debtor, whether set forth in this Agreement or in any credit application, financial statement or otherwise in connection with the transactions contemplated by this Agreement, to the Secured Party proves to be untrue or misleading in any respect at any time prior to the complete repayment of the Obligations.

      (e) The Debtor becomes insolvent, is unable to pay its debts as they become due, makes an assignment for the benefit of creditors, files a petition for relief under any bankruptcy or insolvency laws or has such a petition filed against it which is not dismissed within thirty (30) days.

      (f) The Debtor shall at any time sell, lease or otherwise dispose of, or grant any lien or security interest in or otherwise encumber, all or any of the Collateral.

      (g) The Debtor ceases doing business as a going concern.

      (h) Any execution or writ of process is issued in connection with any action or proceeding whereby the Collateral is sought to be taken.

      (i) This Agreement, the Note or any other documents delivered to the Secured Party in connection with this Agreement shall for any reason cease to be in full force and effect, or shall be declared null or unenforceable in whole or in part, or the validity or enforceability of any such documents shall be challenged or denied by any party hereto or thereto excluding the Secured Party.

      (j) Any default under any instrument involving the Collateral securing this Agreement and the Note shall be an event of default.

      7. Remedies Upon Default. In addition to all other rights and remedies provided for herein, the Secured Party shall have all the rights and remedies of a secured party under the Uniform Commercial Code and other applicable law. Without limiting the generality of the foregoing, following an event of default the Secured

Party may (i) require the Debtor to, and the Debtor hereby agrees that it will at its sole expense and upon request of the Secured Party, forthwith assemble all or part of the Collateral as directed by the Secured Party and make it available to the Secured Party at a place to be designated by the Secured Party which is reasonably convenient to both parties; (ii) without notice, take possession of all or part of the Collateral and for that purpose the Secured Party may enter upon any premises on which the Collateral is located and remove the Collateral therefrom or render it inoperable; and (iii) without notice except as specified below, sell, lease or otherwise dispose of the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Secured Party's offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Secured Party may deem commercially reasonable. The Debtor agrees that, to the extent notice of sale shall be required by law, at least five (5) days' notice to the Debtor of the proposed action shall constitute fair and reasonable notice thereof. The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. The Secured Party may apply the Collateral to payment of the Obligations in such order and manner as the Secured Party may elect in its sole discretion, consistent with applicable law. The Debtor shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all the Obligations in full. The Debtor waives any rights of marshalling in respect of the Collateral. In the event the Secured Party seeks to take possession of any or all of the Collateral by judicial process, the Debtor hereby irrevocably waives any bonds and any surety or security relating thereto that may be required by applicable law as an incident to such possession and waives any demand for possession prior to the commencement of any such suit or action.

      8. Indemnity and Expenses.

      (a) The Debtor agrees to indemnify the Secured Party from and against any and all claims, losses and liability growing out of, resulting from or in any way related to this Agreement (including, without limitation, enforcement of this Agreement), except claims, losses or liabilities resulting solely and directly from the Secured Party's gross negligence or willful misconduct.

      (b) The Debtor shall reimburse the Secured Party for all its expenses, including the fees and expenses of its legal counsel, incurred in connection with the negotiation and preparation of this Agreement and in connection with the transactions contemplated by this Agreement and in connection with the enforcement or preservation of the Secured Party's rights under this Agreement. Such expenses shall be paid promptly upon request by the Secured Party.

      9. Notices. All notices and other communications provided for hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or sent by an overnight courier service, to the respective addresses of the parties set forth on the signature page hereof. All such notices and other communications shall be effective (i) if mailed, when received or three
(3) days after mailing, whichever is earlier; and (ii) if delivered, upon delivery.

      10. Security Interest Absolute. All rights of the Secured Party, all security interests and all Obligations of the Debtor shall be absolute and unconditional irrespective of: (i) any change in the time, manner or place of payment of, or in any other term in respect of, all or any of the Obligations, or any other amendment or waiver of or consent to any departure from this Agreement or any other agreement or instrument relating hereto or thereto; (ii) any increase in, addition to, or exchange, release or non-perfection of, any Collateral; (iii) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Debtor in respect of the Obligations or this Agreement; or (iv) the absence of any action on the part of the Secured Party to obtain payment or performance of the Obligations from the Debtor or any other party.

      11. Miscellaneous.

      (a) No amendment of any provision of this Agreement shall be effective unless it is in writing and signed by the Debtor and the Secured Party, and no waiver of any provision of this Agreement, and no consent to any departure by the Debtor therefrom, shall be effective unless it is in writing and signed by the Secured Party, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

      (b) No failure on the part of the Secured Party to exercise, and no delay in exercising, any right hereunder or under any other instrument or document shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of the Secured Party provided herein are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law.

      (c) Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or invalidity without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

      (d) This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until the payment in full of all of the Obligations, (ii) be binding on the Debtor and the Debtor's successors and permitted assigns and shall inure, together with all rights and remedies of the Secured Party hereunder, to the benefit of the Secured Party and its respective successors, transferees and assigns. None of the rights or obligations of the Debtor hereunder may be assigned or otherwise transferred without the prior written consent of the Secured Party.

      (e) Upon the satisfaction in full of all of the Obligations, the Secured Party will, upon the Debtor's request and at the Debtor's expense, execute and deliver to the Debtor such documents as the Debtor shall reasonably request to evidence termination of the security interests herein granted.

      (f) This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada, except as required by mandatory provisions of law and except to the extent that the validity or perfection of the security interests created hereby, or remedies hereunder, in respect of any particular Collateral are governed by the laws of a jurisdiction other than the State of Nevada.

     IN WITNESS WHEREOF, the parties have executed and delivered this Agreement on this ______ day of __________________, 1996.


                                Name of Borrower
                                Street Address
                                City, State, Zip


                            By: _____________________________

                         Title: _____________________________


                                STI Credit Corporation
                                1475 Terminal Way #C-2
                                Reno, Nevada 89502

                            By: _____________________________

                         Title: _____________________________

                               ASSIGNMENT OF LEASE

      ASSIGNMENT OF LEASE made this ______ day of ___________, 1996, by and between _______________________________, with an address of
____________________________ (hereinafter "Borrower") and STI Credit Corporation (hereinafter "STI").

      WHEREAS, STI and Borrower, have entered into a Financing Agreement pursuant to a Promissory Note and Security Agreement (the "Financing Agreement") dated ________________________ for the purchase of the Franchise located at __________________________ (the "Franchise"); and

WHEREAS, Borrower is the assignee under the provisions of that certain lease between (Name of Borrower) and (Landlord) dated ______________________ (the "Lease"); and

WHEREAS, pursuant to the terms of the Financing Agreement, and as a condition therefore, Borrower has agreed to assign its interest in the Lease to STI in the event of a default under the terms of the Financing Agreement, upon certain conditions as set forth herein.

      NOW THEREFORE, IT IS AGREED:

      1. Assignment. Upon occurrence of a default, as set forth in paragraph 2(b) hereof, Borrower assigns to STI all of its right, title and interest in and to the Lease, subject to the terms and conditions precedent contained herein. This assignment shall include all right, title and interest in and to the premises described in the Lease (the "Premises"), easements and rights-of-way appurtenant thereto, and any Equipment located in the Premises in which STI may have a security interest pursuant to the terms of the Financing Agreement, and all rents or income derived from the Lease.

      2. Conditions for Assignment.

            (a) So long as Borrower is not in default under the terms of the Financing Agreement, the assignment set forth in paragraph 1 hereof shall be of no force and effect, and Borrower shall remain in possession of the Premises and the Equipment, and shall be able to exercise all of its rights pursuant to the Lease without the interference of STI, subject only to the restrictions of this Assignment and the Financing Agreement.

            (b) Should Borrower default in its obligations under the terms of the Financing Agreement, and should such default continue beyond any applicable cure period, STI may, in addition to any remedies which it may have under the Financing Agreement, and subject to the provisions of paragraph 4 hereof, upon notice in writing given to Borrower and Landlord at least thirty days prior to the effective date, receive the assignment of the Lease pursuant to paragraph 1 hereof, take possession of the Premises and personal property contained therein, and do such acts affecting the Premises as STI deems necessary to protect the value thereof, and may exercise the rights of Borrower under the Lease with respect to the Premises as assignee thereunder.

      3. Acceptance. Upon the occurrence of default as set forth in paragraph 2(b) hereof, the assignment thereunder, and consent of the Landlord, STI shall be deemed to have accepted the assignment and transfer of the Lease, and shall pay all rent, additional rent and other sums due thereunder, and faithfully to perform all covenants, stipulations, agreements and obligations under the Lease accruing on and after the date of such assignment, or otherwise attributable to the period commencing on that date and continuing thereafter. The parties acknowledge that the assignment of the Lease hereunder is solely for the purpose of providing Stephens with security for the obligations of Borrower under the Financing Agreement. STI agrees to use reasonable efforts and to cooperate with Landlord to locate a successor lessee, and to cooperate with such successor lessee to assign the Lease to such successor lessee.

      4. Consent of Landlord. The parties hereto acknowledge that the Lease contains a provision which authorizes assignment of Borrower interest only upon the consent and assignment without such consent constitutes a default under the Lease, and that the Landlord's consent should be obtained by Borrower at the time of the execution of this. Upon the occurrence of a default as set forth in paragraph 2(b) hereof and in the event that the consent of the Landlord has not been obtained, Borrower will cooperate with STI to obtain the consent of the Landlord of this assignment. However, STI agrees that its rights hereunder are subject to the Landlord's consent and that in the event of the Landlord's refusal to consent to the assignment hereunder, Borrower agree that the Note payments may be accelerated and all remaining payments become due and payable upon notice from STI.

      5. Warranties and Representations. During the term of this assignment, Borrower agrees:

            (a)   To keep the Premises in good condition and repair.

            (b) To provide and maintain hazard insurance upon the Premises in an amount satisfactory to STI; provided, however, that maintenance of insurance in accordance with the terms of the Lease shall be deemed to be sufficient for purposes of this Financing Agreement.

            (c)   To pay, in a timely fashion, all rents,
                  taxes, assessments or other charges of any type, kind or nature whatsoever affecting the Lease or the Premises. Should Borrower fail to make such payments as herein provided, STI may, but without obligation to do so, make or do any such payment or act in such a manner and to such an extent as STI may deem necessary to protect the security hereof, and to recover such amounts from Borrower.

            (d) Not to amend, change or modify the terms of the Lease without prior written notice to STI.

            (e)   Apply all terms and covenants of Lease.

      6. Subordination. This Assignment shall be subordinate to any mortgage, deed of trust, assignment or security interest executed by Landlord covering the Premises. The subordination provided by this paragraph shall be self-executing without the necessity of any specific subordination agreement.

      7. Purpose. The parties hereto acknowledge that the purpose of this assignment is to secure the performance of Borrower under the terms of the Financing Agreement, and the payment of all sums due thereunder, and for no other reason.

      8. Terms and Termination. This Financing Agreement shall be effective the date stated above, and shall continue in full force and effect until the first to occur of the following:

            (a) Payment in full of all sums due under the provisions of the Note or Financing Agreement.

            (b) Sale of the Equipment to a third party with the consent of STI.

            (c) Assignment of the Lease to a third party with the consent of STI.

            (d) Termination by an Financing Agreement executed by all parties hereto.

      9. Miscellaneous and General.

            (a) This Financing Agreement contains all the agreements and understandings made between the parties hereto with respect to the subject matter hereof, and may not be modified orally or in any manner other than by an Financing Agreement in writing signed by all the parties hereto or their respective successors in interest.

            (b) This Financing Agreement shall be construed, governed and enforced in accordance with the laws of the state of Nevada, with jurisdiction to adjudicate any actions arising hereunder in the courts and tribunals of said state.

            (c) In any provisions of this Financing Agreement shall be held to be invalid, void or unenforceable, the remaining provisions hereof shall in no way be in full force and effect.

            (d) Captions and titles contained in this Financing Agreement are for convenience and reference only and are not to be construed as defining, limiting or modifying the scope or intent of the various provisions hereof.

            (e) Any statement, notice or communication required or permitted hereunder shall be deemed sufficiently given if sent by certified or registered mail, addressed as follows:


                                 Borrower's Name and Address
                                 ________________________________
                                 ________________________________
                                 ________________________________


                                 STI
                                 Credit Corporation
                                 1475 Terminal Way, C-2
                                 Reno, NV 89502

Any party may change its address by notice so given to the others.

      IN WITNESS WHEREOF, and intending to be legally bound hereby, the parties hereto have executed this Financing Agreement the day and year first above written.


                           BORROWER

                           By:____________________________________

                           Title:_________________________________

                           Date:__________________________________


                           STI Credit Corporation

                           By:____________________________________

                           Title:_________________________________

                           Date:__________________________________

                  CONSENT TO ASSIGNMENT AS COLLATERAL SECURITY

RECITALS

A. The undersigned is Landlord under a written lease dated _______________ hereinafter referred to as the ("Lease") pursuant to which Landlord leased to ________________________________ as Tenant (hereinafter "Tenant") in the premises commonly known as ___________________________________.

B. Tenant is desirous of assigning its interests in said Lease to STI Credit Corporation ("Assignee") as collateral security for a Promissory Note and Security Agreement to be executed between Assignee and Tenant pursuant to a letter agreement dated______________________ .

      FOR VALUE RECEIVED, the undersigned hereby:

1. Consents to Tenant mortgaging its leasehold interest in the Lease with Assignee to be designated as Beneficiary;

2. Consents to the Assignment of Lease as Collateral Security and grants to the Assignee and its successors and assigns the right to cure any default under the lease; grants the Assignee and its successors and assigns the right to immediate occupancy of the premises and/or obligation of Tenant to the Assignee; and/or grants to the Assignee and its successors and assigns the right of substitution of a third-party tenant in the event of default by Tenant in the terms and/or conditions of the Lease and/or the obligation of Tenant to the Assignee.

In the event a default occurs under the terms and conditions of the Lease, undersigned agrees to give to Assignee notice of default within ten (10) days thereafter by registered or certified mail in order that the default may be cured.


DATED: ________________________, 19_____.

LANDLORD NAME AND ADDRESS:

_______________________________________
Name

_______________________________________
(Authorized Signature & Title)

______________________________________________________________
Street Address                            Phone

______________________________________________________________
City, State, Zip

Name of Franchisee/Tenant_____________________________________

                         LANDLORD DISCLAIMER AND WAIVER
                  OF INTEREST IN FINANCED PERSONAL PROPERTY

To:   STI CREDIT CORPORATION
      1475 TERMINAL WAY, SUITE C-2
      RENO, NV  89502

RE: Lease dated _______________, 19___ (hereinafter referred to as the "Lease"), between ________________________________ (hereinafter referred to as the "Landlord"), and _________________(hereinafter referred to as the "Tenant") which is the Guarantor for the Note between _____________ and STI Credit Corporation, demising premises located at _________________________________ (hereinafter referred to as the "Leased
      Premises".)

As an inducement to STI Credit Corporation, a Nevada corporation ("STI"), to provide certain financing to the __________________ for which Tenant is Guarantor of such financing, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Landlord hereby certifies and agrees as follows:

      1. The Landlord is the landlord named in the Lease and is duly authorized to execute and deliver this certificate. A true and complete copy of the Lease is attached hereto and incorporated herein by reference. This Lease is in full force and effect. The Tenant is in possession of the Leased Premises. The Tenant has paid all rents and other amounts required under the Lease and has paid and performed all of its obligations thereunder. The Landlord is not aware of any default, or any event or circumstances that with the passage of time or the giving of notice or both would constitute a default, under the Lease. The Lease will not be amended, modified, or canceled without STI'S prior written consent.

      2. The Landlord agrees that if it asserts at any time any default by the Tenant in the performance or observance of its obligations under the Lease, it will provide written notice of such default to STI concurrently with notice of such default to the Tenant. The Landlord agrees that STI, at its option but without any obligation to do so, may cure any defaults under the Lease for a period of thirty (30) days following such notice or for such longer cure period, if any, provided in the Lease. Such cure period shall be extended for non-monetary defaults so long as during the original cure period STI commences to cure and pursues with due diligence to cure such default.

      3. The Landlord acknowledges that the Tenant has placed, and in the future may place, certain trade fixtures, equipment and other goods (collectively, the "Collateral") on or in the Lease Premise which are or will be subject to a security interest in favor of STI. The Landlord disclaims any right, title, or interest in the Collateral. The Landlord agrees that all the Collateral shall at all times remain personal property. The Landlord waives, relinquishes, and subordinates unto STI any and all liens, claims, and rights of any and every kind whatsoever, whether arising by contract, operation of law or otherwise, including without limitations the right to levy, distrain, execute, or sell for unpaid rent, which the Landlord now has or may hereafter have with respect to any of the Collateral.

      4. The Landlord agrees that STI may enter upon the Leased Premises at any time and from time to time for purposes of enforcing its rights and remedies with respect to the Collateral, including without limitation the removal of the Collateral from the Leased Premises. Upon request by STI, the Landlord agrees to take such actions as are reasonably necessary to provide STI with access to and possession of the Leased Premises for the purposes of removing the Collateral therefrom.

      5. The exercise by STI of any of its rights hereunder shall not constitute an assumption of any obligations of the Tenant under the Lease or otherwise obligate STI to pay rent or any other amounts payable with respect to the Leased Premises. STI shall have no liability or obligation of any kind with respect to the Lease or the Leased Premises, except as may be expressly provided in a written instrument executed by a duly authorized officer of STI.

      6. The Landlord acknowledges and agrees that STI would not provide the financing referred to above if it did not receive this instrument duly executed by the Landlord.

      7. This certificate shall continue in full force and effect until the Tenant has paid and satisfied all of its debts, liabilities, and other obligations to STI, including any and all extensions and renewals thereof. This certificate shall inure to the benefit of STI and its successors and assigns.

      8. All notices given pursuant to this certificate shall be deemed sufficiently given if in writing, sent by registered or certified mail, return receipt requested, with postage prepaid, addressed to the appropriate party as follows: (a) if to the Landlord or the Tenant, to the respective addresses set forth in the Lease, or (b) if to STI, to "STI Credit Corporation, 1475 Terminal Way #C-2, Reno, Nevada, 89502." Any such notice shall be deemed effective on the earlier of actual receipt thereof by the addressee or three (3) business days after depositing the notice with the United States Postal Service as hereinabove provided. Any party may change its address or purposes of receiving notice pursuant hereto by giving notice thereof as herein provided.

      IN WITNESS WHEREOF the Landlord has executed and delivered this certificate as of this ________ day of __________, 19____.


Dated the ______________day of____________________,19______.

LANDLORD


_________________________________________
Authorized Signature

_________________________________________
Title

_________________________________________
Date

                              AFFIDAVIT OF IDENTITY


STATE OF ______________________)

COUNTY OF _____________________)

Date: _________________________, 19___

Affiant:  _________________________

Affiant on oath swears that the following statements are true:

1)    Affiant, ______________________, is the same ______________________, named in a ______________________ Corporation, _________________________ dba
      Franchisor.

2)    Affiant's Social Security number is ____________________.

3) Signatures on attached Promissory Note, Security Agreement, Guaranty and related documents are true and correct signatures of the affiant.


                                 ___________________________
                                 ACKNOWLEDGMENT


STATE OF ______________________)

COUNTY OF _____________________)


This instrument was acknowledged before me on this _______ day of _____________ ____________, 19 _____, by _____________________________.


                             __________________________________________
                             Notary Public, State of __________________
Print Name ____________________________________
                               Commission Expires _____________________

                              PIZZERIA UNO PROGRAM
                               FRANCHISOR APPROVAL

DATE: _________________________

TO: Dan Simonton

FROM: _________________________


The following franchisee has been approved for financing by Franchisor under the Franchisor Financing Program. The attached loan is acknowledged and approved to be covered under the Franchisor Franchise Program and Agreement dated February 5, 1988 and Amendments to the Agreement dated February 12, 1993 and June 29, 1993.


APPLICANT:        _________________________________
                  _________________________________

LOCATION:         _________________________________
                  _________________________________
                  _________________________________
                  _________________________________

AMOUNT REQUESTED FOR LOAN   $______________________


Franchisor


________________________________
SIGNATURE

________________________________
PRINT NAME

________________________________
TITLE

________________________________
DATE

                      CERTIFICATE OF ACCEPTANCE OF PROPERTY

We hereby certify that all of the Property referred to in the attached Exhibit "A" has been delivered to and has been received by us, and Borrower hereby accepts the condition of each and every item in the "as is" condition and is in all respects satisfactory to Borrower, and that the Property is accepted by us for all purposes under a Promissory Note and Security Agreement dated ______________________ and accordingly hereby authorize Seller to make payment according to the terms of the aforementioned Promissory Note.


Borrower:


__________________________________________________
Signature

__________________________________________________
Title

__________________________________________________
Date

                             INTERIM FUNDING REQUEST


DATE:_______________________________________________________

AMOUNT:_____________________________________________________


PAY TO THE ORDER OF:

               ___________________________________________

               ___________________________________________

               ___________________________________________

               ___________________________________________


METHOD OF PAYMENT:_____________CHECK___________WIRE TRANSFER


*If payment is to be wire transferred, please include bank name, account number and bank routing number.


                    Bank____________________________________

                    Account #_______________________________

                    Routing #_______________________________


AUTHORIZED BY_______________________________________________


Form must be signed in the space above. Also attach this form to equipment invoice or other documentation containing a detailed description of equipment or services requiring payment. If this request is for reimbursement of costs you have paid, please attach invoices that are shown as paid or copies of cancelled checks showing payment.

                             ELECTRONIC PAYMENT PLAN

HERE'S HOW IT WORKS:

Each month, prior to the due date on your contract payment, you will receive an invoice showing the amount due on your contract. Then, on the payment due date, STI Credit Corporation will electronically draft your bank or savings and loan account. That's all there is to it! Should you have questions about your invoice, simply call a Customer Service Representative at STI Credit Corporation prior to the draft date and discuss it. No funds will be transferred until your questions are resolved.

I authorize the Bank or Savings and Loan named below to pay my monthly Stephens Franchise Finance payment and applicable taxes and to make the deduction payable to STI Credit Corporation and to deduct each payment from my checking/savings account. I have the right to stop payment of a charge by timely notification to my Bank or Savings and Loan prior to charging my account. I understand, however, that either the Bank or Savings and Loan and STI Credit Corporation each reserves the right to terminate this Electronic Fund Transfer (or my participation therein).

COMPLETE THIS FORM AND RETURN TO STI CREDIT CORPORATION

                     AUTHORIZATION TO PAY STI CREDIT CORPORATION

Note Number___________________________________(Office Use Only)

Franchisee Name_______________________________________________________
Phone (____)__________________________________________________________
Address_______________________________________________________________
City______________________________________ State__________ Zip________

Name of Bank or Savings & Loan________________________________________
Address_______________________________________________________________
City__________________________________ State___________ Zip___________

Checking Account Number ______________________________________________ OR
Savings Account Number _______________________________________________


Date you wish payment to be deducted: 1st__________ 15th____________

I authorize you to deduct from my checking or savings account the amount of my monthly STI Credit Corporation payment and applicable taxes and to make that deduction payable to STI Credit Corporation I agree to all the terms of this authorization.

Be sure to include a voided check or deposit slip.

AUTHORIZED SIGNATURE_________________________________ DATE__________

                                PLEDGE AGREEMENT

                            (Certificate of Deposit)

      This Pledge Agreement ("Agreement") is made and entered into this __________ day of ________________, 199__, by and between
____________________________ ("Pledgor"), and STI Credit Corporation, a Nevada corporation (the "Pledgee").

                                    RECITALS

      A. The Pledgor has personally guarantied certain obligations of __________________________("____________") to the Pledgee (the ) pursuant to the
Pledgor's Guaranty dated _____________, 199___.

      B. To secure the obligation of the Pledgor to the Pledgee pursuant to the Guaranty, the Pledgor has agreed to pledge to the Pledgee Certificate of Deposit No. _____________________, (the "Bank"), in the name of the Pledgor, in the face amount of ___________________________________ ($_______________) (the
"Certificate of Deposit").

                                    AGREEMENT

      1. Pledge. The Pledgor hereby pledges, assigns and transfers to the Pledgee, and grants to the Pledgee a continuing security interest in the Certificate of Deposit as security for the prompt payment to the Pledgee of all amounts due under the Guaranty. The Pledgor delivers the Certificate of Deposit, duly endorsed in blank by the Pledgor, to the Pledgee herewith.

      2. Term. The Pledgee shall hold the Certificate of Deposit, and any and all renewals thereof, as security and the Certificate of Deposit shall remain so pledged to the Pledgee until all obligations under the Guaranty and all the______________________ are paid in full in accordance with their terms.

      3. Default. Upon the occurrence of any default of the Pledgor under the Guaranty which shall continue for fifteen (15) days or more after notice shall have been given by the Pledgee, then or at any time thereafter, the Pledgee shall have the right to endorse, negotiate, redeem, sell, assign and/or transfer the Certificate of Deposit and collect from the Bank all amounts payable pursuant to the Certificate of Deposit, either at or prior to the maturity thereof, at the sole option of the Pledgee, without any consent by or further notice to the Pledgor or any other person. Thereafter, the Pledgee, after deducting all its costs or expenses, shall apply the residue of the proceeds of the Certificate of Deposit to the payment or reduction of the Pledgor's obligations to the Pledgee under the Guaranty; the surplus, if any, shall be returned to the Pledgor. The Pledgor acknowledges that the Certificate of Deposit is subject to substantial penalties for early withdrawal and hereby consents to the application of the Certificate of Deposit before maturity to the indebtedness of the Pledgor as herein provided and waives any claims that she/he may have against the Pledgee or against the Certificate of Deposit with respect to any such penalties.

      4. Interest. Prior to presentment of the Certificate of Deposit for payment by the Pledgee following a default by the Pledgor under the Guaranty as provided herein, interest payable on account of the Certificate of Deposit may be paid to the Pledgor. Nothing herein, however, shall give the Pledgor any right of any kind whatsoever to the principal of the Certificate of Deposit.

      5. Waiver. The Pledgor hereby waives any and all notice of acceptance of this Agreement by the Pledgee and any default under the______________________ and hereby agrees (1) to any extensions of time for payment of the______________________ without limit as to the number or the aggregate period of such extensions, (2) to the granting of any other indulgences to Caribbean,
(3) that the Pledgee may make or consent to any form of adjustment, compromise or composition respecting the______________________ or any collateral securing the______________________ and may release any or all said collateral, and (4) that any or all of the foregoing may be without notice to or the further consent of the Pledgor.

      6. Remedies. The rights, powers and remedies given to the Pledgee hereunder shall be in addition to all rights, powers and remedies given to the Pledgee by virtue of any statute, rule of law or any other agreement now or hereafter given in connection with the Guaranty or the______________________. Any forbearance or failure or delay by the Pledgee in exercising any right, power or remedy shall not be deemed to be a waiver of any such right, power or remedy and any single or partial exercise of any right, power or remedy hereunder shall not preclude the further exercise thereof; and every right, power and remedy of the Pledgee shall continue in full force and effect until such right, power or remedy is specifically waived by an instrument in writing executed by the Pledgee.

      7. Benefit. This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto, their heirs, successors and assigns.

      8. Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Nevada.

                        PLEDGOR: ___________________________


                        By: ________________________________

                        Title:______________________________


                        PLEDGEE: STI Credit Corporation

                        By: ________________________________

                        Title:______________________________

                                   BANK ACKNOWLEDGEMENT

      1. (The "Bank") hereby acknowledges to the Pledgor and the Pledgee named above (a) that it has received a duly executed copy of the foregoing Pledge Agreement, and (b) that the foregoing pledge has been duly and properly recorded in the Bank's records.

      2. The Bank hereby agrees (a) that neither the Pledgor nor any other person except the Pledgee shall be permitted to negotiate, redeem, sell, assign and/or transfer the Certificate of Deposit without the prior written consent of the Pledgee (which written consent shall require the signature of a duly authorized officer of the Pledgee) and (b) the Pledgee may at any time, upon presentment of the pledged Certificate of Deposit, duly indorsed by the Pledgee, redeem said Certificate of Deposit without the consent of or notice to any other person.

      3. The Bank hereby waives any right of off-set or lien it may now or hereafter have with respect to the Certificate of Deposit.


                                     PLEDGOR


                                     By: ________________________________

                                     Title:______________________________

FINANCING STATEMENT - FOLLOW INSTRUCTIONS CAREFULLY

This Financing Statement is presented for filing pursuant to the Uniform Commercial Code and will remain effective, with certain exceptions, for 5 years from date of filing.

--------------------------------------------------------------------------------
A. Name & TEL. # OF CONTACT AT FILER (optional)


--------------------------------------------------------------------------------
B. FILING OFFICE ACCT. # (optional)


--------------------------------------------------------------------------------
C. RETURN COPY TO: (Name and Mailing Address)



--------------------------------------------------------------------------------
D. OPTIONAL DESIGNATION (If applicable):   [ ] LESSOR/LESSEE
   [ ] CONSIGNOR/CONSIGNEE   [ ] NON-UCC FILING
================================================================================
1. DEBTOR'S EXACT FULL LEGAL NAME - Insert only one debtor name (1a or 1b)
   -----------------------------------------------------------------------------
   1a. ENTITY'S NAME
OR
   -----------------------------------------------------------------------------
   1b. INDIVIDUAL'S LAST NAME     FIRST NAME        MIDDLE NAME        SUFFIX

--------------------------------------------------------------------------------
1c. MAILING ADDRESS            CITY          STATE      COUNTRY     POSTAL CODE

--------------------------------------------------------------------------------
1d. S.S. OR TAX ID.#


--------------------------------------------------------------------------------
OPTIONAL         1e. TYPE OF ENTITY       1f. ENTITY'S STATE
ADD'NL INFO RE                            OR COUNTRY OF
ENTITY DEBTOR                             ORGANIZATION
                 ---------------------------------------------------------------
                 1g. ENTITY'S ORGANIZATIONAL I.D.#, If any

                                                [ ] NONE
================================================================================
2. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME - Insert only one debtor name
   (2a or 2b)
   -----------------------------------------------------------------------------
   2a. ENTITY'S NAME
OR
   -----------------------------------------------------------------------------
   2b. INDIVIDUAL'S LAST NAME     FIRST NAME        MIDDLE NAME        SUFFIX

--------------------------------------------------------------------------------
2c. MAILING ADDRESS            CITY          STATE      COUNTRY     POSTAL CODE

--------------------------------------------------------------------------------
2d. S.S. OR TAX ID.#


--------------------------------------------------------------------------------
OPTIONAL         2e. TYPE OF ENTITY       2f. ENTITY'S STATE
ADD'NL INFO RE                            OR COUNTRY OF
ENTITY DEBTOR                             ORGANIZATION
                 ---------------------------------------------------------------
                 2g. ENTITY'S ORGANIZATIONAL I.D.#, If any

                                                [ ] NONE
================================================================================
3. SECURED PARTY'S (ORIGINAL S/P or ITS TOTAL ASSIGNEE) EXACT FULL LEGAL NAME - Insert only one SECURED PARTY name (3a or 3b)
   -----------------------------------------------------------------------------
   3a. ENTITY'S NAME
OR
   -----------------------------------------------------------------------------
   3b. INDIVIDUAL'S LAST NAME     FIRST NAME        MIDDLE NAME        SUFFIX

--------------------------------------------------------------------------------
3c. MAILING ADDRESS            CITY          STATE      COUNTRY     POSTAL CODE

================================================================================
4. This FINANCING STATEMENT covers the following types or items of property:


================================================================================

5. CHECK     [ ]   This FINANCING STATEMENT is signed by the Secured Party
   BOX             instead of the Debtor to perfect a security interest (a) in
 (If applicable)   collateral already subject to a security interest in another jurisdiction when it was brought into this staet, or when the
                   Debtor's location was changed to this state, or (b) in
                   accordance with other statuatory provisions {additional data may be required)
================================================================================
6. REQUIRED SIGNATURES


--------------------------------------------------------------------------------


================================================================================
7. If filed in Florida (check one)
   [ ] Documentary      [ ] Documentary stamp
       Stamp tax paid       tax not applicable
================================================================================
8. [ ] This FINANCING STATEMENT is to be filed (for record) (or recorded) in the REAL ESTATE RECORDS
       Attache Addendum (If applicable)
================================================================================
9. Check to REQUEST SEARCH CERTIFICATE(S) on Debtor(s)
(ADDITIONAL FEE)
(Optional)           [ ] All Debtors   [ ] Debtor 1 [ ] Debtor 2
================================================================================

(1) FILING OFFICER COPY - NATIONAL FINANCING STATEMENT
(FORM UCC1) (TRANS) (REV. 12/18/95)

                              Uno Restaurants, Inc.
                     Software Support Maintenance Agreement

For purposes of this document, the franchise store shall be referred to as "User" and Uno Restaurants, Inc. shall be referred to as "Uno".

Coverage: This support agreement covers the following software:

      Liberty System International (LSI), a division of Radiant Hospitality Systems, Point-of-Sale Software for the NCR 2760, NCR 7450 and NCR 7453 systems.

      ReMacs, a division of Radiant Hospitality Systems, Theoretical Food Cost System

      Uno Restaurants Lotus models:
         DLYM.WK1     -  Daily sales and cash receipt report
         DESP.WK1     -  Daily labor planning and hourly sales and labor
                         projections
         WESP.WK1     -  Weekly sales and labor report with actual to plan
                         comparison
         NCRPROJ.WK1  -  Project par bake by meal period and next day dough needs
         INV.WK1      -  Inventory worksheet for calculating food and beverage
                         costs
         COUPON.WK1   -  Coupon tracking report
         BGTM.WK1     -  Budget worksheet
         P&LM.WK1     -  Profit and Loss worksheet

This support does not cover software purchased or provided by any source other than LSI, ReMacs or Uno. Hardware repair and replacement services are not covered by this agreement. Uno shall have no duty to correct errors that occur after User or third party has modified the Software in any way. Any site that has a support agreement with Uno must have a modem and communication software (CoSession, PCAnywhere or Carbon Copy) installed on the PC used for Manager Work Station (MWS).

Definitions: The following defines the terms used in this agreement.

      Regular Support Hours: 8 a.m. - 8 p.m. Eastern Time Monday through Friday, excluding Uno holidays.

      Emergency Support Hours: 8 p.m - 8 a.m. Eastern Time Monday through Friday; All day Saturday and Sunday and Uno holidays

      Uno Holidays: New Year's Day, Memorial Day, Forth of July, Labor Day, Thanksgiving Day and the day after, Christmas Day.

      Telephone Support: User may call the Uno technical support telephone number for assistance according to the following provisions:

            User may call for any question relating to the operation of the point-of-sale system during Regular Support Hours. User may call during Emergency Support Hours only for emergency problems which cause an interruption in vital processes of the point-of-sale system that will result in the loss of business for the User.

Standard Support:

         * Installation/support of Uno point-of-sale database and reports
         * Installation/support of Uno recipe database for theoretical food costing (optional)
         * Unlimited phone support during Regular Support Hours
         * Emergency phone support during Emergency Support Hours
         * Free software upgrades
         * Access to Uno consulting services for custom requirements

Uno Consulting Services: While technical support is provided to answer questions and to keep the system running, Uno consulting services are available to help optimize your use of the system. Consulting work includes but is not limited to projects such as modifying reports, making menu and pricing changes, setting up custom tracking programs and completing hardware upgrades (i.e. adding new terminals and printers). Projects may be scheduled by calling Uno technical support. You will receive an estimate of the time it will take to complete the project and a time schedule for implementation. Local on-site services is also available. It will be billed at the hourly rate plus travel expenses.

Pricing:
         Standard Support                                 -   $850 per year
         Standard Support with theoretical food costing   -   $1000 per year
         Consulting Services                              -   $85 per hour

                                  ATTACHMENT A

                          AGENTS FOR SERVICE OF PROCESS

                                  ATTACHMENT A

                          AGENTS FOR SERVICE OF PROCESS

CALIFORNIA

Commissioner of Corporations
3700 Wilshire Blvd., 6th Floor
Los Angeles, CA 90010

HAWAII

Director,
Hawaii Department of Commerce
  and Consumer Affairs
1010 Richards Street
Honolulu, Hawaii 96813

ILLINOIS

Illinois Attorney General
500 South Second Street
Springfield, Illinois 62706

INDIANA

Indiana Secretary of State
201 State House
Indianapolis, Indiana 46204

MARYLAND

Maryland Securities Commissioner
Office of the Attorney General
200 St. Paul Place
20th Floor
Baltimore, Maryland 21202-2020

MICHIGAN

Michigan Department of Commerce,
Corporations and Securities Bureau
670 Law Building
Lansing, Michigan 48913

MINNESOTA

Commissioner of Commerce
133 East Seventh Street
St. Paul, Minnesota 55101

NEW YORK

Secretary of State of
  the State of New York
162 Washington Avenue
Albany, New York 12231

NORTH DAKOTA

Securities Commissioner
State of North Dakota
600 East Boulevard, Fifth Floor
Bismarck, North Dakota 58505

OREGON

Director
Department of Consumer and
  Business Services
Division of Finance and
  Corporate Securities
Labor and Industries Building
Salem, Oregon 97310

RHODE ISLAND

Director of Department
  of Business Regulation
Suite 232
233 Richmond Street
Providence, Rhode Island 02903-4232

SOUTH DAKOTA

Director of Division of Securities
c/o 118 West Capital Avenue
Pierre, South Dakota 57501-2017

VIRGINIA

Clerk of the State
  Corporation Commission
1300 East Main Street, 1st Floor
Richmond, Virginia 23219

WASHINGTON

Director of Financial Institutions
Securities Division
210 - 11th Street SW 3rd Floor West
Olympia, Washington 98504

WISCONSIN

Commissioner of Securities
Fourth Floor
345 West Washington Avenue
Madison, Wisconsin 53703

                                  ATTACHMENT B

                          TABLE OF CONTENTS FOR MANUALS

Pizzeria Uno Manuals Pertinent to Restaurant Operations         Min. Total Pages

1.    Management Operations Manual                                     318

2.    Recipe Manual                                                    540

3.    Bar Manual                                                        72

4.    Host Manual                                                       69

5.    Server Manual                                                     64

6.    Dish and Maintenance Manual                                       32

7.    Prep Manual                                                       63

8.    Saute/Pizza                                                       93

9.    Management Training Program Manual                               150

10.   Quality Assurance Manual                                         126

11.   HazMat Manual                                                    117

12.   Management Administration Guide: Certified Training Program      128

                                  ATTACHMENT C

                              FINANCIAL STATEMENTS

                               -------------------------------------------------

                                  Audited Financial Statements

                                  Pizzeria Uno Corporation

                                  Years ended September 27, 1998,
                                  September 28, 1997 and September 29, 1996

                            Pizzeria Uno Corporation

                          Audited Financial Statements


               Years ended September 27, 1998, September 28, 1997
                             and September 29, 1996


                                    Contents

Report of Independent Auditors .............................................  1

Audited Financial Statements

Balance Sheets .............................................................  2
Statements of Income and Retained Earnings .................................  3
Statements of Cash Flows ...................................................  4
Notes to Financial Statements ..............................................  5

[LETTERHEAD OF ERNST & YOUNG LLP]


                  Report of Independent Auditors

Board of Directors and Shareholder
Pizzeria Uno Corporation

We have audited the accompanying balance sheets of Pizzeria Uno Corporation (the Company), a wholly-owned subsidiary of URC Holding Company, Inc., which is a wholly-owned subsidiary of Uno Restaurant Corporation, as of September 27, 1998 and September 28, 1997, and the related statements of income and retained earnings, and cash flows for each of the three years in the period ended September 27, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Pizzeria Uno Corporation at September 27, 1998 and September 28, 1997, and the results of its operations and its cash flows for each of the three years in the period ended September 27, 1998, in conformity with generally accepted accounting principles.


                              /s/ Ernst & Young LLP

November 3, 1998

                            Pizzeria Uno Corporation

                                 Balance Sheets

                                                 September 27   September 28
                                                     1998           1997
                                                ------------------------------
Assets
Current assets:
  Royalties receivable, net of allowances of
   $328,016 in 1998 and $396,852 in 1997         $   368,749    $   728,108
  Other assets                                        25,259        130,426
  Deferred income taxes                              725,503        413,307
                                                ------------------------------
Total current assets                               1,119,511      1,271,841

Other assets:
  Due from Uno Restaurant Corporation             19,744,309     30,482,295
  Royalty fee, net                                   156,915        240,916
                                                ------------------------------

                                                 $21,020,735    $31,995,052
                                                ==============================

Liabilities and shareholder's equity
Franchise fee deposits, current                  $   486,136    $   333,992

Franchise fee deposits, noncurrent                 1,112,940        600,066

Shareholder's equity:
  Common Stock, $.01 par value per share; 3,000
   shares authorized; 196 shares issued and
   outstanding                                             2              2
  Retained earnings                               19,421,657     31,060,992
                                                ------------------------------
                                                  19,421,659     31,060,994
                                                ------------------------------

                                                 $21,020,735    $31,995,052
                                                ==============================

See accompanying notes.

                            Pizzeria Uno Corporation

                   Statements of Income and Retained Earnings

                                                    Year ended
                                      -----------------------------------------
                                      September 27  September 28  September 29
                                          1998          1997          1996
                                      -----------------------------------------

Revenues:
  Royalty income:
   Franchisee-owned units             $  4,415,724  $ 4,333,560   $ 4,101,194
   Parent-owned units                    9,264,179    8,537,394     8,053,565
  Franchise fees                           133,250      182,500       162,500
                                      ------------------------------------------
                                        13,813,153   13,053,454    12,317,259

Costs and expenses:
  General and administrative             3,280,276    3,441,179     3,490,390
                                      ------------------------------------------
Operating income                        10,532,877    9,612,275     8,826,869

Interest income                          3,129,680    2,495,850     1,691,377
                                      ------------------------------------------
Income before income taxes              13,662,557   12,108,125    10,518,246

Provision for income taxes               5,301,892    4,676,158     4,103,779
                                      ------------------------------------------
Net income                               8,360,665    7,431,967     6,414,467
Retained earnings at beginning of
  period                                31,060,992   23,629,025    17,214,558
Dividends                              (20,000,000)          --            --
                                      ------------------------------------------

Retained earnings at end of period    $ 19,421,657  $31,060,992   $23,629,025
                                      ==========================================

See accompanying notes.

                            Pizzeria Uno Corporation

                            Statements of Cash Flows

                                                   Year ended
                                    -----------------------------------------
                                    September 27  September 28  September 29
                                        1998          1997          1996
                                    -----------------------------------------

Operating activities
Net income                           $ 8,360,665   $ 7,431,967   $ 6,414,467
Adjustments to reconcile net income
  to net cash provided by operating
  activities:
   Amortization                           84,001        83,163        81,380
   Deferred income taxes                (312,196)     (195,791)      (78,583)
   Changes in operating assets and
     liabilities:
      Royalties receivable               359,359       (18,220)       14,728
      Other assets                       105,167       (18,843)      244,173
      Franchise fee deposits             665,018       566,779       109,779
      Due from Uno Restaurant
        Corporation                   (9,262,014)   (7,849,055)   (6,785,944)
                                    ----------------------------------------
Net cash provided by operating
  activities                                  --            --            --
                                    ----------------------------------------

Change in cash                                --            --            --
Cash at beginning of period                   --            --            --
                                    ----------------------------------------

Cash at end of period               $        -0-   $       -0-   $       -0-
                                    ========================================

Supplemental noncash investing and
   financing activity:
   Dividend declared in exchange
     for reduction in amount due
     from Uno Restaurant
     Corporation                    $(20,000,000)  $        -    $         -
                                    ========================================

See accompanying notes.

                            Pizzeria Uno Corporation

                          Notes to Financial Statements

                               September 27, 1998

1. Summary of Significant Accounting Policies

Description of Business

The Company offers domestic and international franchises for the establishment and operation of "Pizzeria Uno...Chicago Bar & Grill" casual dining, full-service restaurants. The Company franchises 63 units in 19 states, the District of Columbia, Puerto Rico and Seoul, Korea.

Basis of Presentation

The financial statements include the accounts of Pizzeria Uno Corporation (the Company), a wholly-owned subsidiary of URC Holding Company, Inc., which is a wholly-owned subsidiary of Uno Restaurant Corporation (the Parent).

Fiscal Year

The Company's fiscal year ends at the close of business on the Sunday closest to September 30 in each year.

Revenue Recognition

The Company defers franchise fee deposits until the franchisee opens the restaurant and all services have been substantially performed; at that time, the fee is recorded as income. Royalty income is recorded as earned based on the rates provided by the respective franchise agreements.

A summary of full-service franchise unit activity is as follows:

                                                Year ended
                                  ---------------------------------------
                                  September 27 September 28 September 29
                                      1998         1997         1996
                                  ---------------------------------------

Units operating at beginning of
year                                   66            63           59
Units opened                            5             6            5
Units closed                           (8)           (3)          (1)
                                  ---------------------------------------

Units operating at end of year         63            66           63
                                  =======================================

                            Pizzeria Uno Corporation

1. Summary of Significant Accounting Policies (continued)

Concentrations of Credit Risk

Concentrations of credit risk with respect to royalties receivable are limited due to the large number of franchisees comprising the Company's franchise base and their dispersion across many different geographic areas. At September 27, 1998, the Company had no significant concentrations of credit risk.

Due from Uno Restaurant Corporation

The Company charges the Parent interest (approximately 8.75% at September 27,
1998) on the amount Due from Uno Restaurant Corporation. The amount due from the Parent has been classified as noncurrent because the Company currently has no intention to demand payment.

Income Taxes

The Company is part of a group that files a consolidated tax return for federal purposes and in certain states. The Parent's policy is to allocate tax expense to members of the group based on the Parent's overall federal and state income tax rate. Any computed income taxes payable are charged to the intercompany account.

Deferred income taxes are recognized for temporary differences between financial statement and income tax bases of assets and liabilities for which income tax benefits and obligations will be realized in future years.

Accounting Pronouncements

In June 1997, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 130, Reporting Comprehensive Income, and SFAS No. 131, Disclosures About Segments of an Enterprise and Related Information, which are effective for fiscal year 1999. The Company believes that the adoption of these new accounting standards will not have a material impact on the Company's financial statements.

Use of Estimates

The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and the disclosure of contingent assets and liabilities, at the date of the financial statements and the reported amounts of revenues and costs and expenses during the reporting period. Actual results could differ from those estimates.

                            Pizzeria Uno Corporation

2. Franchise and Royalty Fee Agreements

The Company has an agreement which provides for, among other things, the assignment of the trademark "Pizzeria Uno." The fee is being amortized over the 14-year life of the original agreement. Accumulated amortization amounted to $982,550 and $898,549 at September 27, 1998 and September 28, 1997,
respectively. Royalty amortization expense was $84,001 in 1998, $83,163 in 1997 and $81,380 in 1996.

The Company grants to qualified licensees a nontransferable interest to use the trademarks and trade names for (1) a fee upon execution of the franchise agreement, (2) a fee upon the opening of the restaurant and (3) royalties and advertising fees based on gross sales.

3. Related-Party Transactions

The Parent provides certain management and administrative services for the Company. Amounts charged for these services amounted to $3,171,273 in 1998, $3,208,017 in 1997 and $3,235,709 in 1996, based on specific expenses related to the Company and paid for by the Parent plus an allocation of general corporate overhead based on relative revenues.

The Company's President and his brother own and operate four franchised restaurants and pay royalties to the Company under standard franchise agreements.

4. Contingent Liabilities

The Company, the Parent, URC Holding Company, Inc. and Uno Foods, Inc. have collectively guaranteed a $55 million credit facility and term note agreement between Uno Restaurants, Inc. and Saxet Corporation as borrowers and their primary commercial bank. At September 27, 1998, borrowings were $37,760,000 at interest rates ranging from 7.16% to 8.75%. The agreement contains certain financial and operating covenants, including maintenance of certain levels of net worth and income.

                            Pizzeria Uno Corporation

5. Income Taxes

Deferred taxes are attributable to the following temporary differences:

                                                   September 27  September 28
                                                       1998          1997
                                                   --------------------------
Deferred tax assets:
  Franchise fees                                   $  620,441    $  291,078
  Allowance for doubtful accounts                     127,270       157,669
                                                   --------------------------
                                                      747,711       448,747
Deferred tax liability:
  Royalty fee                                          22,208        35,440
                                                   --------------------------

Net deferred tax assets                            $  725,503    $  413,307
                                                   ==========================

The provision (credit) for income taxes consisted of the following:

                                                   Year ended
                                    -----------------------------------------
                                    September 27   September 28  September 29
                                        1998           1997         1996
                                    -----------------------------------------

Current:
  Federal                            $4,601,385    $3,988,874   $3,382,975
  State                               1,012,703       883,075      799,387
                                    -----------------------------------------
                                      5,614,088     4,871,949    4,182,362
Deferred:
  Federal                              (255,872)     (160,285)     (63,270)
  State                                 (56,324)      (35,506)     (15,313)
                                    -----------------------------------------
                                       (312,196)     (195,791)     (78,583)
                                    -----------------------------------------

Income tax expense                   $5,301,892    $4,676,158   $4,103,779
                                    =========================================

                            Pizzeria Uno Corporation

5. Income Taxes (continued)

A reconciliation of the effective tax rates with the federal statutory rates is as follows:

                                                  Year ended
                                    ----------------------------------------
                                    September 27  September 28  September 29
                                        1998          1997          1996
                                    ----------------------------------------

Federal statutory rate                  34.2%       34.0%         34.0%
State income taxes, net of federal
  income tax benefit                     4.6         4.6           5.0
                                    ----------------------------------------

Effective income tax rate               38.8%       38.6%         39.0%
                                    ========================================

6. Year 2000 (Unaudited)

The Company has completed its initial assessment of its computer systems to identify the systems that could be affected by the "Year 2000" issue and has developed an implementation and compliance plan to resolve the issue. The Company's current plan calls for implementation to be completed during fiscal year 1999. The Year 2000 problem is the result of computer programs being written using two digits rather than four to define the applicable year. Any of the Company's programs that have time-sensitive software may recognize the date using "00" as the year 1900 rather than the year 2000, which could result in system failures or miscalculations using existing software. The Year 2000 issue is not expected to pose a significant problem for the Company to the extent the implementation and compliance plan proceed as anticipated.

THESE FINANCIAL STATEMENTS HAVE BEEN PREPARED WITHOUT AN AUDIT. PROSPECTIVE FRANCHISEES AND AREA REPRESENTATIVES OR SELLERS OF FRANCHISES SHOULD BE ADVISED THAT NO INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT HAD AUDITED THESE FIGURES OR EXPRESSED AN OPINION WITH REGARD TO THEIR CONTENT OR FORM.

                            Pizzeria Uno Corporation

                                 Balance Sheets

                                   -Unaudited-

                                                  November 29
                                                     1998
                                                ----------------
Assets
Current assets:
  Royalties receivable, net of allowances of
   $329,329 in 1998 and $396,852 in 1997         $   501,075
  Other assets                                        60,163
  Deferred income taxes                              776,061
                                                ----------------
Total current assets                               1,337,299
                                                ----------------

Other assets:
  Due from Uno Restaurant Corporation             20,979,357
  Royalty fee, net                                   142,203
                                                ----------------

                                                 $22,458,859
                                                ================

Liabilities and shareholder's equity
Franchise fee deposits, current                  $   633,040

Franchise fee deposits, noncurrent                 1,097,940

Shareholder's equity:
  Common Stock, $.01 par value per share; 3,000
   shares authorized; 196 shares issued and
   outstanding                                             2
  Retained earnings                               20,727,877
                                                ----------------
                                                  20,727,859
                                                ----------------

                                                 $22,458,859
                                                ================

                            Pizzeria Uno Corporation

                   Statements of Income and Retained Earnings

                                   -Unaudited-

                                               November 29
                                                  1998
                                              -------------

Revenues:
  Royalty income:
   Franchisee-owned units                     $    781,884
   Parent-owned units                            1,544,031
  Franchise fees                                    55,000
                                              -------------
                                                 2,380,915

Costs and expenses:
  General and administrative                       560,566
                                              -------------
Operating income                                 1,820,359

Interest income                                    307,728
                                              -------------
Income before income taxes                       2,128,087

Provision for income taxes                         821,867
                                              -------------
Net income                                       1,306,220

Retained earnings at beginning of period        19,421,657
                                              -------------

Retained earnings at end of period            $ 20,727,877
                                              =============

                                  ATTACHMENT D

                                    CONTRACTS

1.    Pizzeria Uno Corporation Franchise Agreement

2.    Various State Amendments to the Franchise Agreement

3.    Area Development Agreement

4.    Various State Amendments to the Area Development Agreement

5.    SunTrust Credit Finance Documents

6.    Uno Restaurants, Inc. Software Support Maintenance Agreement

                                  ATTACHMENT E

                              STATE ADMINISTRATORS

                                  ATTACHMENT E

                          LIST OF STATE ADMINISTRATORS

CALIFORNIA

Commissioner of Corporations
3700 Wilshire Boulevard, 6th Floor
Los Angeles, California  90010

HAWAII

Director
Hawaii Department of Commerce
   and Consumer Affairs
1010 Richards Street
Honolulu, Hawaii  96813

ILLINOIS

Illinois Attorney General
500 South Second Street
Springfield, Illinois  62706

INDIANA

Indiana Secretary of State
302 West Washington, Room E-111
Indianapolis, Indiana  46204

MARYLAND

Office of the Attorney General
Maryland Division of Securities
200 St. Paul Place, 20th Floor
Baltimore, Maryland  21202-2020

MICHIGAN

Michigan Department of Commerce
Corporations and Securities Bureau
670 Law Building
Lansing, Michigan  48913

MINNESOTA

Commissioner of Commerce
133 East Seventh Street
St. Paul, Minnesota  55101

NEBRASKA

Nebraska Department of
 Banking and Finance
1200 N Street, Suite 311
P.O. Box 95006
Lincoln, Nebraska 68509-5006

NEW YORK

Bureau of Investor Protection and Securities
New York State Department of Law
120 Broadway, 23rd Floor
New York, New York  10271

NORTH DAKOTA

Securities Commissioner
State of North Dakota
Capitol Building
Bismarck, North Dakota  58505

OREGON

Director
Department of Consumer and
Business Services
Division of Finance and
  Corporate Securities
Labor and Industries Building
350 Winter St., NE Room 410
Salem, Oregon 97310

RHODE ISLAND

Director of Department of
   Business Regulation
233 Richmond Street, Suite 232
Providence, Rhode Island  02903-4232

WASHINGTON

Department of Financial Institutions
Securities Division
210 - 11th Ave. SW
3rd Floor West
Olympia, Washington 98504

WISCONSIN

Department of Financial Institutions
345 West Washington Avenue, 4th Floor
Madison, Wisconsin  53703

SOUTH DAKOTA

Director of Division of Securities
118 West Capitol Avenue
Pierre, South Dakota  57501-2017

TEXAS

Statutory Document Section
Secretary of State
P.O. Box 12887
Austin, Texas 78711

VIRGINIA

State Corporation Commission
Division of Securities & Retail Franchising
1300 East Main Street, 9th Floor
Richmond, Virginia  23219

                                  ATTACHMENT F

                               LIST OF FRANCHISES

                                                                            PAGE
                                                                            ----

ARIZONA             NICPON, BONUS                                            2
CALIFORNIA          GUNTHER, MILLER,                                         3
                    PATEL, TURETZKY                                          4
FLORIDA             GONZALEZ, GRAYSON, WILSON                                5
INDIANAS            WOODBURN                                                 6
KANSAS              WERTH                                                    7
KENTUCKY            ARNOLD, BOLLINGER                                        8
MARYLAND            JOHNSON                                                  9
MASSACHUESETTS      HURWITZ                                                  10
MICHIGAN            EVERAL, ROBERTS                                          11
MINNESOTA           BUSCH                                                    12
NEVADA              OFFENBACH                                                13
NEW JERSEY          VIOLA, SPIVAK, WECHSLER                                  14
NEW MEXICO          BONUS                                                    15
NEW YORK            BANTA, KEENAN, DOLEH                                     16
NORTH CAROLINA      WULKOWICZ, LEE                                           17
OHIO                GERISH, SILVERMAN                                        18
                    WILLIAMS                                                 19
OKLAHOMA            DEWINTER                                                 20
PENNSYLVANIA        SPIVAK, WECHSLER, DONALDSON                              21
                    BOCK, ROBINSON                                           22
PUERTO RICO         SANCHEZ                                                  23
SOUTH CAROLINA      WULKOWICZ, LEE                                           24
TENNESSEE           TRAMMELL                                                 25
TEXAS               KIM, JARBOE, LANDAUER,
                    UDHWANI                                                  26

WASHINGTON, D.C.    NATOLI                                                   27
WASHINGTON          PATEL                                                    28
WISCONSIN           BEACH                                                    29
INTERNATIONAL       DUBAI(ALBANNAI), KOREA(SHIM),
                    INDONESIA(RADJMIN), PAKISTAN(WROBEL)                     30

                                  ARIZONA (AZ)
                        Regional - Bruce Knudson ext. 232

Stanley Nicpon - Principal                  Matt Vecchio - GM
The Nicpon Group                            Pizzeria Uno
2105 South Hardy Drive, Suite 10   FAZ01    Arizona Center
Tempe, AZ 85282                             455 North 3rd Street, Suite L154
Ph.  (602) 894-6700 - Office                Phoenix, AZ 85004
                                            Ph.  (602) 253-3355

OVERNIGHTS:
The Nicpon Group                            Janet Barr - GM
1505 E. Los Arboles Drive                   Pizzeria Uno
Tempe, AZ 85284-2462                        690 South Mill Avenue
                                   FAZ02    Tempe, AZ 85281
                                            Ph.  (602) 968-1300

                                            Pizzeria Uno
                                            6821 East Superstition Springs Blvd.
                                            Mesa, AZ 85208
                                            Ph. (602)-981-8667

--------------------------------------------------------------------------------
ROGER BONUS - Principal
770 Loma Verde Lane
Las Cruces, NM 88011                         Tucson, AZ
Ph. (505)-522-3933

                                 CALIFORNIA (CA)
                        Regional - Bruce Knudson ext.232

Arthur & Sharon Gunther
 - Principals                               Tony Burgos - GM
Gunther Restaurant Group                    Pizzeria Uno
15 Surrey Road                              19930 Stevens Creek Blvd.
Palm Beach Gardens, FL 33418       FCA21    Cupertino, CA 95014
Ph. (561) 775-9465 - VM/Office              Ph. (408) 973-1466
Ph.  (561) 775-7387 - Home

                                            Georgina Hraczky - GM
cc: all correspondence to:                  Pizzeria Uno
Pizzeria Uno                                3720 Mowry Avenue
Attn: Arthur Gunther               FCA22    Fremont, CA 94538
2570 El Camino Real                         Ph.  (510) 794-3595
Santa Clara, CA 95051

                                            Brad Weinstein - GM
                                            Pizzeria Uno
                                            2570 El Camino Real
                                   FCA23    Santa Clara, CA 95051
                                            Ph.  (408) 241-5152

--------------------------------------------------------------------------------
Glenn Miller - Principal                    Krista Arvanitis - GM
Guest Food Services                         Pizzeria Uno
2920 Union St. #305                FCA03    San Diego #1 - Pacific Beach
San Diego, CA 92103                         4465 Mission Boulevard
Ph.    (619) 298-8925                       San Diego, CA 92109
                                            Ph.  (619) 483-4143

Sr. Operations Manager:                     Chuck Hill, GM
Krista Arvanitis                            Pizzeria Uno
                                   FCA01    San Diego #2- Fashion Valley
                                            7007 Friars Rd., Ste. 356
                                            San Diego, CA 92108-1282
                                            Ph.  (619) 298-1866

OVERNIGHTS:
Pizzeria Uno                                Paul Kajlwara - GM
7007 Friars Rd. Suite 356                   Northridge Fashion Center
San Diego, CA 92108-1282           FCA02    Los Angeles, Northridge
                                            9301 Tampa Ave., Space #9
                                            Northridge, CA 91324
                                            Ph.  (818) 882-8667

                                            Pizzeria Uno
                                            555 Broadway, Suite 1076
                                            Chula Vista, CA 91910

                          CALIFORNIA (CA) CONTINUED...
                        Regional - Bruce Knudson ext. 232

                                            Rick Gaines - GM
                                            Pizzeria Uno
                                            8571 Santa Monica Boulevard
                                   FCA04    West Hollywood, CA 90059
                                            Ph. (310) 652-9263

--------------------------------------------------------------------------------
Herb Turetzky - Principal                   Pat Amemiya - GM
Pizzeria Uno                                Pizzeria Uno
2200 Lombard Street                FCA12    San Fran #1 - Lombard
San Francisco, CA 94123                     2200 Lombard Street
Ph.  (415) 563-3144                         San Francisco, CA 94123
                                            Ph.  (415) 563-3144

Thom Johnston - Operation                   Kim Guralnik - GM
                                            Pizzeria Uno - Podium
                                   FCA11    San Fran #3 - Embarcadero
                                            Two Embarcadero Center
                                            San Francisco, CA 94111
                                            Ph.  (415) 397-8667

                                            John Hughes - GM
                                            Pizzeria Uno
                                   FCA14    San Fran #4 - Oakland
                                            Jack London Square
                                            499 Embarcadero West
                                            Oakland, CA 94607
                                            Ph.  (510) 251-8667

--------------------------------------------------------------------------------
Charles Patel - Principal
Pizzeria WESTUNO, Inc.                      Ken Sigda - GM
951 Old County Rd, Suite 180                Pizzeria Uno
Belmont, CA  94002                          2005 S. Mooney Street
Ph.   (650) 596-3471               FCA      Visalia, CA  93291
                                            Ph. (209) 622-8667

OVERNIGHTS:
Pizzeria WESTUNO, Inc.             FCA42    Pizzeria Uno
751 Laurel Ave.                             Country Club Shopping Plaza
San Carlos, CA 94070                        2316 Watt Avenue
                                            Sacramento, CA 95825
                                            Ph. (916) 487-8667

                                  FLORIDA (FL)
                        Regional - Mark Rogers - Ext. 626

Ergo I. Gonzalez - Principal
Pizzeria Uno                                Ergo I. Gonzalez - GM
8202 Mills Drive                            Pizzeria Uno
Miami, FL 33183                    FFL11    S. Miami
Ph. (305) 383-5721                          8202 Mills Drive

Thomas Williams - Treasurer
21 McGrath Highway                          Miami, FL 33183
Quincy, MA 02169                            Ph. (305) 274-2424
Ph. (617) 847-4200

--------------------------------------------------------------------------------
Jeff Grayson - Principal
Grayborn Enterprises, Inc.                  Noah Reichert - GM
375 Douglas Ave., Ste. 1002                 Pizzeria Uno
Altamonte Springs, FL 32714        FFL03    Orlando
Ph.  (407) 869-5600 - Office                55 W. Church St., Ste. 248
                                            Orlando, FL 32801
                                            Ph. (407) 839-1800
Paul Rinaldi - Operations
                                            Dennis bugey - GM
                                            Pizzeria Uno
                                   FFL02    Buena Vista
                                            Crossroads Shopping Center
                                            12553 State Rd., #535
                                            Orlando, FL 32819
                                            Ph.  (407) 827-1212

--------------------------------------------------------------------------------
Jean E. Wilson - Principal
Riise Group, Inc.
201 South Orange Avenue, Suite 1060
Orlando, Florida 32801
Ph. (407) 426-7595

Jude Wilson
Riise Group, Inc.
12179 South Apopka Vineland Road,
  Suite 535
Orlando, Florida 32836

                                  INDIANA (IN)
                             Regional - Mark Majors

Bob Woodburn - Principal
Business Office                             Rick Bazant - GM
1000 East 80th Place                        Pizzeria Uno
Merrillville, IN 46410                      2385 Southlake Mall
Ph.  (219) 756-4151                FIN02    Merrillville, IN 46410
                                            Ph.  (219) 736-4885

                                            Sam Jones - GM
                                            Pizzeria Uno
                                            Clearwater Crossing
                                            3716 East 82nd Street
                                   FIN01    Indianapolis, IN 46240
                                            Ph.  (317) 594-4865

                                   KANSAS (KS)
                                   Regional -

Darrell D.  Werth- Principal
3711 Fairway Drive                          Pizzeria Uno
Hays, KS 67601                              3333 Iowa Street
Ph.  (785) 628-6356 Home                    Lawrence, KS 66046
Ph.  (785) 628-6014 Office                  Ph. (785)-830-9500

Chris Werth - Principal & Operator
4821 Innsbrook Drive
Lawrence, KS 66047
Ph. (785)-838-4713

                                  KENTUCKY (KY)
                             Regional - Mark Majors

Jim Arnold - Principal
Arnold Real Estate                          Michael Bickett - GM
2549 Richmond Road, Suite 100               Pizzeria Uno
Lexington, KY 40509                         2547 Richmond Road
Ph.  (606) 266-5708 - Home         FKY01    Lexington, KY 40509
Ph.  (606) 266-3181                         Ph.  (606) 266-8667

--------------------------------------------------------------------------------
John Bollinger - Principal
H.R. Hospitality L.L.C.                     Patrick Carioli - GM
2906 Whiteway Avenue                        Pizzeria Uno
Louisville, KY 40205               FKY02    Louisville
Ph.  (502) 231-5444                         6501 Bardstown Road
                                            Louisville, KY 40291
                                            Ph.  (502) 239-0079

                                  MARYLAND (MD)
                       Regional - Fred Houston - ext. 272

Greig Johnson - Principal
Arrowhead, Inc.                             Patrick Mitchell - GM
19746 Garrett Highway                       Pizzeria Uno
Oakland, MD 21550                  FMD01    Deep Creek
Ph.  (301) 387-4020                         19746 Garrett Highway
                                            Oakland, MD 21550
                                            Ph.  (301) 387-4866

Dan Hubert - Controller / Operations
M. J. Management Co.
147 Delta Dr.
Pittsburg, PA 15238
Ph. (412) 963-6550

                               MASSACHUSETTS (MA)
                       Regional - Steve Denapoli ext. 441
                      Regional (Takeries) Tom Bard ext 614

Stuart Hurwitz - Principal
American Restaurant Management Corp.        John Halpin - GM
80 Fernwood Drive                           Pizzeria Uno
E. Longmeadow, MA 01028                     150 Bridge St.,Columbus Center
Ph. (413) 525-6546 - Office        FMA02    Springfield, MA 01103
                                            Ph. (413) 733-1300
Ph. (413) 567-8014 - Home
                                            Dorian Black - GM
Dorian Black  - V.P. of Operations          Pizzeria Uno
Steve Hurwitz - Operations                  Holyoke Mall at Ingleside
Mike Hurwitz                       FMA01    Holyoke, MA 01040
                                            Ph. (413) 534-3000

                                            Judy Cournoyer - GM
                                            Uno's Pizza Takery
                                   FMA05    Springfield Takery
                                            613 Belmont Avenue
                                            Springfield, MA 01108
                                            Ph. (413) 732-8667

                                  MICHIGAN (MI)
                             Regional - Mark Majors

Richard Roberts - Principal
Pizzeria Uno
12710 Ludlow
Huntington Woods, MI 48070
Ph. (313) 545-4230 - Home
                                            Alex Kessler - GM
                                            Pizzeria Uno
William Everal - Principal         FMI02    Bloomfield
9023 Whittlesey Lake Road                   6745 Orchard Lake Road
Plymouth, MI 48170                          West Bloomfield, MI 48322
Ph. (734) 207-1659                          Ph.  (248) 737-7242

Tom Calcaterra - Operations
6745 Orchard Lake Rd.                       Dave Sheehy - GM
West Bloomfield, MI 48322                   Pizzeria Uno
Ph.  (248)-769-1744                         8975 Marketplace Dr,Ste. F600
                                   FMI03    Birch Run, MI 48414
                                            Ph.  (517) 624-8667

                                 MINNESOTA (MN)
                       Regional - Barry Powell - ext. 274

Ron Busch - Principal
Unoco Restaurant Inc.
14105 48th Avenue, North                    Scott Hallam - GM
Plymouth, MN 55446                          Pizzeria Uno
Ph.  (612) 723-7565                FMN02    Minneapolis #1 - Ridgedale
                                            12649 Wayzata Boulevard, #23
                                            Minnetonka, MN 55343
                                            Ph.  (612) 544-2777
OVERNIGHTS:
Unoco Restaurant Inc.
505 South 24th Ave.                         Jeff Pearson - GM
Suite 200                                   Pizzeria Uno
Wausau, WI 54402                            6740 France Avenue, South
                                   FMN01    Edina, MN 55435
                                            Ph. (612) 925-5005

                                   NEVADA (NV)
                       Regional - Bruce Knudson - ext. 232

Jack Offenbach - Principal                  Todd Offenbach - GM
Ruth's Chris Steakhouse                     Pizzeria Uno
6 P.P.G. Place                              Sahara Pavilion (South)
Pittsburgh, PA 15222                        2540 South Decatur Blvd., Suite J
Ph.  (412) 391-4800                FNV01    Las Vegas, NV 89102
                                            Ph. (702) 876-8667/8267

Home Address:
5319 Pembroke Place
Pittsburgh, PA 15232
Ph. (412) 682-6042

                                 NEW JERSEY (NJ)
                        Regional -Fred Houston - ext. 272

Bob Spivak - Principal
Grill Concepts                                      David Hartnet - GM
11661 San Vicente Blvd.                             Pizzeria Uno
Suite 404                                           4905 Stelton Rd.
Loa Angeles, CA 90019              FNJ12            South Plainfield, NJ 07080
Ph. {310) 820-5559 Office                           Ph. (908) 561-6053

Randy Pragle  - Operations                          Jennifer Rogers - GM
Grill Concepts                                      Pizzeria Uno
1854 East Marlton Pike                              1854 East Marlton Pike
Cherry Hill, NJ 08003              FNJ11            Cherry Hill, NJ 08003
Ph. (609) 489-1766                                  Ph. (609) 424-8844

                                                    Media, PA
                                   FPA01            (See Pennsylvania)
cc: all correspondence to:
Robert Wechsler - Principal &
  Randy Pragle - Operations                              William Shriver III
55 East 72nd St.                Grill Concepts           Daily Grill
New York, NY 10021              1854 East Marlton Pike   1200 18th Street, N.W.
Ph.   (212) 355-7287 Office     Cherry Hill, NJ 08003    Washington, D.C.  20036

--------------------------------------------------------------------------------
                        Regional - Fred Houston ext. 272

Lou Viola - Principal
Pizzeria Uno                                Paul Rankin - GM
10 Stuyvesant Ave.                          Pizzeria Uno
Lyndhurst, NJ 07071                         700 Plaza Dr.
Ph.   (201) 507-1314 - Office      FNJ01    Secaucus, NJ 07094
                                            Ph.  (201) 392-9090
Ph.   (201) 226-8896 - Home
                                            Kerry Marino - GM
                                            Pizzeria Uno
                                            West Belt Plaza
                                            Building #13, Rte. 23
                                   FNJ02    Wayne, NJ 07470
                                            Ph.  (973) 256-0700

                                 NEW MEXICO (NM)
                                   Regional -

ROGER BONUS - Principal

770 Loma Verde Lane
Las Cruces, NM 88011
Ph. (505)-522-3933                          Las Cruces, NM 88011

                                  NEW YORK (NY)
                    Regional - Matthew Sigler-Popkin ext. 689

George & Jerry Banta - Principals
The B Group                                 Don Spohrer - GM
842 Main St.                                Pizzeria Uno
Poughkeepsie, NY 12603                      842A Main St.
Ph. (914) 452-2226                 FNY12    Poughkeepsie, NY 12603
                                            Ph. (914) 452-4930

--------------------------------------------------------------------------------
Greg Keenan - Principal
Pizzeria Uno                                Haughtin Belnavis - GM
5 The Fenway                                Pizzeria Uno
Westport, CT 06880                 FNY01    White Plains #2
Ph   (203) 221-7108 or (617)-451-9000       4 Martine Ave.
                                            White Plains, NY 10606
                                            Ph. (914) 684-7040

Office:
Ph. (203)-336-1233
Fax (203)-336-9812

--------------------------------------------------------------------------------
Yunes (Joe) K. Doleh - Principal
Food Kingdom
249 Aspinwall St.
Staten Island, NY 10307
Ph.  (718) 966-7144

                                 NORTH CAROLINA
                                   Regional -

Gregory Wulkowicz - Principal
B&G Investment Company, LLCl
Signature Place, Suite 130
3200 Northline Avenue
Greensboro, NC 27407
Ph. (336)-808-1332

Home Address:
14 Old Orchard Lane
Greensboro, NC 27455

William Lee - Principal
B&G Investment Company, LLC
Signature Place, Suite 130
3200 Northline Avenue
Greensboro, NC 27408

Home Address:
3613 Buffington Place
Greensboro, NC 27410
Ph. (336)-668-9704

Bert  Morales - Director of Operations
B&G Investment Company, LLC
Signature Place, Suite 130
3200 Northline Avenue
Greensboro, NC 27408

                                    OHIO (OH)
                        Regional - Barry Powell ext. 274

Stan Silverman - Principal
Uno's of Cincinnati, Inc.                   Scott McCord - GM
P.O. Box 20243                              Pizzeria Uno
342 Ludlow Avenue                  FOH12    Cincinnati #1 Clifton
Cincinnati, OH 45220                        P.O. Box 20243
Jim Young (Turtle) -                        Cincinnati, OH 45220
  Assistant to Principal                    Ph.  (513) 281-8667
Lynn Spencer - Administrator
Mark Easton - Director of
  Operations
Ph. (513) 281-8988
                                            Kathy Hiltenbeitel - GM
                                            Pizzeria Uno
                                            Cincinnati #2 Beechmont Mall
                                   FOH11    7500 Beechmont Avenue
Overnights:                                 Cincinnati, OH 45255
Uno's of Cincinnati, Inc.                   Ph.  (513) 231-8667
3406 Ormond Ave.  2nd Fl.
Cincinnati, OH 45220
                                            Iain Connell - GM
                                            Pizzeria Uno
                                   FOH      Cincinnati #3 Backstage
                                            627 Walnut Street
                                            Cincinnati, OH 45202
                                            Ph. (513) 621-8667

--------------------------------------------------------------------------------
Jim Gerish - Operations
Snavely Hotel Group                         Mickey Kelley - GM
2550 Som Center Rd.                         Pizzeria Uno
Willoughby Hills, OH 44094         FOH05    Cleveland #2 Beachwood
Ph: (440) 585-9091                          3750 Orange Place
                                            Beachwood, OH 44122
                                            Ph. (440) 831-0031

Joe Moffa - Operations
Holiday Inn - Beachwood
3750 Orange Place
Beachwood, OH 44122
Ph. (440- 831-0031

                             OHIO (OH) CONTINUED...

Bob & Jan Williams - Principals             Vincent Fichera - GM
725 Swailes Road                            Pizzeria Uno
Troy, OH 45373                     FOH21    Dayton #1
Ph. (937) 335-5848                          8361 Old Troy Pike
                                            Huber Heights, OH  45424
Vincent Fichera - V.P. of Operations        Ph.  (937) 236-2884

                                            Pizzeria Uno
                                            Dayton #2
                                            126 North Main Street
                                            Dayton, OH 45402

                                  OKLAHOMA (OK)
                        Regional - Bruce Knudson ext. 232

Jim & Linda DeWinter - Principal            Michael Johnstone - GM
7403 S. Maplewood Avenue                    Pizzeria Uno
Tulsa, OK 74136                             8221 E. 61st Street, South
                                   FOK01    Tulsa, OK 74133
                                            Ph. (918) 254-6611

                                PENNSYLVANIA (PA)
                        Regional - Fred Houston ext. 272

Bob Spivak - Principal
Grill Concepts                              Loouis Cobb - GM
11661 San Vicente Blvd.                     Pizzeria Uno
Suite 404                                   1145 West Baltimore Turnpike
Loa Angeles, CA 90019              FPA01    Media, PA 19063
Ph. {310) 820-5559 Office                   Ph. (610) 565-7450

cc: all correspondence Robert Wechsler and William Shriver III:
Robert Wechsler - Principal
Grill Concepts
55 East 72nd St.
New York, NY 10021
Ph.  (212) 355-7287 - Office
Fax (212) 249-7178

William Shriver III
Daily Grill
1200 18th Street, N.W.
Washington, D.C.  20036

--------------------------------------------------------------------------------
Robert Donaldson - Principal
Pizzeria Uno                                Chris Siegel - GM
509-511 South 2nd St.                       Pizzeria Uno
Philadelphia, PA 19147             FPA11    PA #1 South 2nd St.
Ph.  (610) 933-7528 - Home                  509-511 South 2nd St.
Ph. (215) 592-0400 - Office                 Philadelphia, PA 19147
                                            Ph. (215) 592-0400

                                            Tom Hannigan - GM
Joe Manna - Operations                      Pizzeria Uno
                                            826 West Dekalb Pike
                                   FPA13    King of Prussia, PA 19406
                                            Ph.  (610) 337-4060

                                            Bruce Hoffman - GM
                                            Pizzeria Uno
                                            Plymouth Meeting
                                            1009 Ridge Pike
                                            Conshohoken, PA 19428
                                            Ph.  (610) 825-3050

                         PENNSYLVANIA (PA) CONTINUED...
                        Regional - Fred Houston ext. 272
--------------------------------------------------------------------------------

Tom Bock - Principal
U. E. I.                                               Jeff Franklin - GM
Don O'Brien - V. P. of Operations                      Pizzeria Uno
Leigh Wolfe - Controller                               198 North Buckstown Rd.
Angella Mania - Marketing Contact                      Langhorne, PA 19047
2802 A Southampton Rd.             FPA21               Ph.  (215) 741-6100
Philadelphia, PA 19154
Ph.  (215) 856-0522


Home Address
1280 Grenoble Road
Warminster, PA 18974
                                                       Rick Walek - GM
                                                       Pizzeria Uno
                                   FPA22               Grant Avenue
                                                       1619 Grant Ave.
                                                       Philadelphia, PA 19115
Don O'Brien - V. P. of Operations                      Ph.  (215) 677-4544
Pgr. (215) 618-0982

Angella Mania                                          Jarrad Frankel - GM
Ph. (215) 942-4875                                     Pizzeria Uno
                                   FPA23               Doylestown
                                                       1661 Easton Rd.
                                                       Warrington, PA 18976
                                                       Ph.  (215) 491-1212

--------------------------------------------------------------------------------
Joel Ferguson - Principal
Vice President of Business Affairs
RLW, Inc.                                              Pizzeria Uno - Slice Shop
6325 Harrison Drive, Suite #1                          Terminal E - Airport
Las Vegas, NV 89120          Tenative Opening 6/00/98  Philadelphia, PA 19153
Ph.(702)-798-3696 Ext. 224                             Ph.  (Pending)


Peter O'Scanaill -Operations Manager
808 Meadow Crescent
Carmel, Indiana 46032
Ph. (317)-582-1176

                                Puerto Rico (PR)
                         Regional - Mark Rogers ext. 626

Federico F. Sanchez, Chairman -
   Principal
Uno Franchise Office -
   Interfood Corp.                          Mike Leyva - GM
P. O. Box 363529                            Pizzeria Uno
San Juan, PR 00936-3529            FPR01    San Juan#1 (Santurce)
Ph. (787) 753-8455 - Office                 Centro Europa Local 106
                                            Avenue Ponce DeLeon 1492
                                            Santurce, PR 00907
OVERNIGHTS:                                 Ph.  (787) 725-8667
Villas De San Francisco Plaza 1
Suite 209
89 Ave. de Diego                            Sandra Perez- GM
Rio Piedras, PR 00927                       Pizzeria Uno
Ph.  (787) 790-4747 - Home         FPR02    San Juan #2 (Guaynabo)
Ph.  (787) 756-9290 - Office                Galeria San Patricio
                                            B-5 Tabonuco St.

                                            Caparra Hills
                                            Guaynabo, PR  00968
                                            Ph. (787) 749 8667

Federico J. Sanchez - President
Don Friedman - Sr. V.P. of
  Operations
Hugo Benitez - Director of Human
  Resources
Vanessa Cancel - Director of
  Operations                                Jose Pena - GM
Madeline Sosa - Secretary                   Uno Cafe' Carry Out
                                   FPR05    San Juan Takery
                                            Villas De San Francisco Plaza 1
                                            89 De Diego Ave.
                                            Rio Piedras, PR 00927
                                            Ph.  (787) 758-8667

                                            GM-Hector Falcon
                                   FPR06    Pizzeria Uno
                                            Bayamon
                                            Plaza del Sol
                                            501 West Main Ave.
                                            Bayamon, P.R. 00961
                                            Ph. (787)-778-8667

                                            Pizzeria Uno
                                            Carolina
                                            Plaza Escorial
                                            65 Infanteria Km. 6.1 Barrio
                                              San Anton
                                            Carolina, P.R. 00979
                                            Ph. (787)-776-8663

                                 SOUTH CAROLINA
                                   Regional -

Gregory Wulkowicz - Principal
B&G Investment Company, LLC
Signature Place, Suite 130
3200 Northline Avenue
Greensboro, NC 27408
Ph. (336)-808-1332

Home Address:
14 Old Orchard lane
Greensboro, NC 27445

William Lee - Principal
B&G Investment Company, LLC
Signature Place, Suite 130
3200 Northline Avenue
Greensboro, NC 27408

Home Address:
3613 Buffington Place
Greensboro, NC 27410
Ph. (336) 668-9704

Bert  Morales - Director of Operations
B&G Investment Company, LLC
Signature Place, Suite 130
3200 Northline Avenue
Greensboro, NC 27408

                                 TENNESSEE (TN)
                         Regional - Bill Quinn ext. 607

Mack Trammell - Principal
Holiday Inn Medical Center                  Doni Holmes - GM
Holiday Drive - I -81                       Pizzeria Uno
P. O. Box 669                               111 Holiday Drive
Bristol, TN 37625                  FTN01    Bristol, TN 37620
Ph. (423) 968-1101                          Ph. (423) 989-8667

                                   TEXAS (TX)
                        Regional - Bruce Knudson ext 232

Art Jarboe - Principal                           Sean McDonald - GM
Southwest Uno's                                  Pizzeria Uno
3413 Morning Star Lane                           Village at Six Flags
Garland, TX 75043                                1301 N. Collins, Suite 201
Ph    (972) 240-0362                 FTX01       Arlington, TX 76011
Home  (972) 240-7213                             Ph.  (817) 265-9130

                                                 Stewart Cockrell - GM
                                                 Pizzeria Uno
                                                 Sundance West
                                                 300 Houston Street
                                     FTX02       Fort Worth, TX 76102
                                                 Ph. (817) 885-8667

--------------------------------------------------------------------------------
Andrew Kim - Principal                           Dennis Beckford - GM
all correspondence for Andy should               Pizzeria Uno - Addison
go to restaurant address below:      FTX12       Dallas
4002 Beltline Rd., Suite 100                     4002 Beltline Rd., Suite 100
Dallas, TX 75001                                 Dallas, TX 75001
Ph. (972) 869-4366                               Ph. (972) 991-8181

--------------------------------------------------------------------------------
Robert N. Landauer - Principal
9 Oaklawn Dr.
Houston, TX 77024                                Bob Landauer - GM
Ph.  (713) 461-3990 - Office                     Pizzeria Uno
Ph.  (713) 461-3902 - Home           FTX21       Houston
                                                 3401 Kirby Dr.
                                                 Houston, TX 77098
                                                 Ph.  (713) 520-0040

--------------------------------------------------------------------------------
Mike & Charlie Udhwani - Principals
I.G.M. Enterprises Inc.                          Pending
6255 I. H. 37
Corn Product Rd.
Corpus Christi, TX 78409
Ph.   (512) 289-0991

                                WASHINGTON, D.C.
                        Regional - Bill Quinn - ext. 607

Anne Natoli - Principal
Potomac Restaurants Associates              Bobby Arianejad - Gm
3211 M Street N.W.                          Pizzeria Uno
Washington, D.C. 20007             FDC01    Washington, D. C. Gerogetown
Ph.  (703) 938-0819 - Home                  3211 M Street, N. W.
                                            Washington, D. C. 20007
                                            Ph.  (202) 965--6333

--------------------------------------------------------------------------------

                                   WASHINGTON
                        Regional - Bruce Knudson ext. 232

Charles Patel - Principal
Pizzeria WESTUNO, Inc.                      Mike Faiss - GM
951 Old County Rd, Suite 180       FWA01    Pizzeria Uno  - Seattle #1
Belmont, CA  94002                          Alderwood Mall
Ph.   (650) 596-3471                        3000 184th St., S.W., Suite 84
                                            Lynnwood, WA 98037-4790
                                            Ph.  (425) 774-8667

OVERNIGHTS:
Pizzeria WESTUNO, Inc.                      Pizzeria Uno
751 Laurel Ave.                    FWA02    Spokane #1
San Carlos, CA 94070                        Spokane Valley Mall
                                            14700 East Indiana
                                            Spokane, WA 99216
                                            Ph. (509)-922-8667

                                            Pizzeria Uno
                                            Spokane #2
                                            Northtown Mall
                                            4750 North Division St.
                                            Spokane, WA

                                            Pizzeria Uno
                                            Northgate Shopping Center
                                            555 Northgate Way
                                            Seattle, WA

                                 WISCONSIN (WI)
                        Regional - Josh Janovsky ext. 602

Thomas Beach - Principal                          Ron Lamberty - GM
TMB Development Company                           Pizzeria Uno
700 Regent St., 1st Floor              FWI02      Madison #1 State
Madison, WI 53715                                 222 W. Gorham Street
Ph.  (608) 255-0605 Ext. 12                       Madison, WI 53703
                                                  Ph. (608) 255-7722

                                                  Bill Behling - GM
Earl Richter - Director of Operations             Pizzeria Uno
2250 LaFontaine Ct.                    FWI03      Madison #2 Mineral Point
Brookfield, WI 53045                              7601 Mineral Point Road
Ph. (414) 796-0906                                Madison, WI  53717
                                                  Ph.  (608) 833-7200

Accounts Payable
Pizzeria Uno                                      Jim Lubinski - GM
P. O. Box 45590                                   Pizzeria Uno
Madison, WI 53744-5590                 FWI01      Milwaukee
Ph. (608) 232-2913                                15280 W. Bluemound Road
                                                  Elm Grove, WI 53122
                                                  Ph. (414) 821-1755

                                  INTERNATIONAL
--------------------------------------------------------------------------------
KOREA
Jae H. Shim - Operations
Jae Heuck Yoon - Operations
Kolon Express & Tour Co., Ltd.                        Jae H. Shim - GM
639-7 Shinsa dong                                     Pizzeria Uno
Kangnam gu                                            639-7 Shinsa dong
Seoul, Korea                                          Kangnam gu
Ph.  011-82-2-549-9666               OK600            Seoul, Korea
                                                      Ph. 011-82-02-549-9666

                                                      Pizzeria  Uno - TAKERY
                                                      40-1 Chamsil-Dong
                                                      Songpa-Gu
                                                      Seoul, Korea
                                                      C.P.O. box 6538
--------------------------------------------------------------------------------
INDONESIA
Roy Radjamin K - Principal
Pt. Muara Agung Perkasa (Navindo)
J1. Kamal Raya #90-A                                  Jakarta
Tegal Alur, Cengkareng
Jakarata Barat 11820, Indonesia
Ph. 011-62-21-555-0172

--------------------------------------------------------------------------------
PAKISTAN
Bruce j. Wrobel
Sithe Energies, Inc. Ltd.
450 Lexington Avenue                                  Lahore
New York, NY 10017
Ph. (212)-460-9030

--------------------------------------------------------------------------------
DUBAI, U.A.E
Faisal Albannai - Principal
Albannai Enterprises                                  Dubai
Dubai World Trade Center, Level 16
P.O. Box 9266
Dubai, U.A.E.
Ph. 011-971-431-8555
Ph. 011-971-444-9966 Home

cc: all correspondence to:
Bruce Raba - Director of Operations
Albannai Enterprises
Dubai World Trade Center, Level 16
P.O. Box 9266
Dubai, U.A.E.
Ph. 011-971-343-9090

                                  ATTACHMENT G

                          CLOSED FRANCHISED RESTAURANTS

                                 STORE CLOSINGS
                                Updated 10/15/98

John Bollinger - Principal
H.R. Hospitality L.L.C.
2906 Whiteway Avenue                                Pizzeria Uno
Louisville, KY 40205                                9070 Dixie Highway
Ph.  (502) 231-5444                                 Louisville, KY 40258
                                                    Ph. (502) 937-5666

--------------------------------------------------------------------------------
Richard & Jodi Bloom
Ms Restaurants, Inc.
36 Puritian Ave.                                    Marlboro Takery
Swampscott, MA 01907                                Pizzeria Uno
Ph.  (617) 592-8395                                 197 H. Boston Post Rd.
                                                    Marlboro, MA 01752
                                                    Ph. (508)-481-1193
                                                    FMA 15

--------------------------------------------------------------------------------
Richard Roberts - Principal
Pizzeria Uno                                        Pizzeria Uno
12710 Ludlow                                        1321 South University Avenue
Huntington Woods, MI 48070                          Ann Arbor, MI 48104
Ph. (313) 545-4230 - Home                           FMI01

--------------------------------------------------------------------------------
Gary Rogalski - Principal
4620 Richmond Road, #398
Warrensville Heights, OH 44128                      Pizzeria Uno
Ph.  (216) 514-5162                                 Cleveland #1 N. Olmsted
                                                    470 Great Northern Mall
Office (803)-552-0505                               N. Olmsted, OH 44070
                                                    FOH02

Michael Carsey - Operations
3173 Bates Road                                     Pizzeria Uno
Madison, OH 44057-9727                              Cleveland #3 Lyndhurst
                                                    5433 Mayfield Rd.
                                                    Lyndhurst, OH 44124

Robert Donaldson - Principal
Pizzeria Uno                                        Pizzeria Uno
509-511 South 2nd Street                            Rittenhouse Sq.
Philadelphia, PA 19147                              229 South 18th St.
Ph.  (610) 933-7528 - Home                          Philadelphia, PA 19103
                                                    FPA12

Joe Manna - Operations

--------------------------------------------------------------------------------
Ronald J. & Jeffery L. Barone - Principal
Quality 1 Dining, Inc.
T/A Pizzeria Uno Chicago Bar & Grill                Pizzeria Uno
Willow Grove Park Mall                              2500 Moreland Rd.
2500 Moreland Rd.                                   Willow Grove, PA 19090
Willow Grove, PA 19090                              FPA31
Ph.  (215) 658- 0700

--------------------------------------------------------------------------------
Thomas Beach - Principal
TMB Development Company
700 Regent St., 1st Floor                           Pizzeria Uno
Madison, WI 53715                                   2701 Milton Avenue
Ph.  (608) 255-0605 Ext. 12                         Janesville, WI 53545
                                                    FWI04
Home (608) 244-5186


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